As filed with the Securities and Exchange Commission on December 29, 2009

1933 Act File No. 333-28697
1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	100	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	101	[	X	]

(Check appropriate box or boxes.)

Direxion Funds

33 Whitehall Street, 10th Floor
New York, New York 10004
(Exact name of Registrant as Specified in Charter)
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill
33 Whitehall Street, 10th Floor
New York, New York 10004
(Name and Address of Agent for Service)

Copy to:
Edward L. Paz
U.S. Bancorp Fund Services, LLC
615 East Michigan
Milwaukee, WI 53202

It is proposed that this filing will become effective (check appropriate box)
[	X	]	immediately upon filing pursuant to paragraph (b)
[		]	On (date) pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Prospectus and Statement of Additional Information for the Investor Class of the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly NASDAQ-100® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Dollar Bull 2X Fund, Direxion Monthly Dollar Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Emerging Markets Bear 2X Fund, Direxion Monthly Developed Markets Bull 2X Fund, Direxion Monthly Developed Markets Bear 2X Fund, Direxion Monthly Latin America Bull 2X Fund, Direxion Monthly China Bull 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Dynamic HY Bond Fund, Direxion Monthly 10 Year Note Bear 2X Fund, HY Bear Fund, U.S. Government Money Market Fund; and

Prospectus and Statement of Additional Information for the Service Class of the HCM Freedom Fund; and

Combined Prospectus and Statement of Additional Information for the Service Class of the Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, Spectrum Equity Opportunity Fund; and

Combined Prospectus and Statement of Additional Information for the PSI Core Strength Fund, PSI Macro Trends Fund, PSI Total Return Fund; and

Combined Prospectus and Statement of Additional Information for the Evolution Managed Bond Fund, Evolution All-Cap Equity Fund, Evolution Market Leaders Fund (formerly, the Evolution Small Cap Fund), Evolution Alternative Investment Fund (formerly, the Evolution Total Return Fund); and

Part C of Form N-1A; and

Signature Page.

PROSPECTUS

Investor Class

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

Evolution Managed Bond Fund

Evolution All-Cap Equity Fund

Evolution Market Leaders Fund

Evolution Alternative Investment Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

December 29, 2009

In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”).  The Direxion Funds (the “Trust”) has not authorized others to provide additional information.  The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

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OVERVIEW

This Prospectus describes the Investor Class shares of the Evolution Managed Bond Fund (the “Managed Bond Fund”), the Evolution All-Cap Equity Fund (the “All-Cap Equity Fund”), the Evolution Market Leaders Fund (the “Market Leaders Fund”) and the Evolution Alternative Investment Fund (the “Alternative Investment Fund”).  Together the Managed Bond Fund, the All-Cap Equity Fund, the Market Leaders Fund and the Alternative Investment Fund are referred to herein as the “Funds.”  The Funds currently are offered exclusively to clients of Flexible Plan Investments, Ltd. (“FPI” or “Subadviser”).  Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the Funds’ investment adviser and FPI serves as the Funds’ Subadviser.  (Collectively, Rafferty and FPI are referred to herein as “Advisers” in certain circumstances.)

“Evolution” in the Funds’ names refers to the dynamic asset allocation strategy employed by the Subadviser in managing each Fund’s assets.  The Subadviser selects the investment opportunities it believes will have the best performance and holds them until it believes another opportunity has greater potential.

The Managed Bond Fund, the All-Cap Equity Fund and the Market Leaders Fund seek high appreciation on an annual basis consistent with a high tolerance for risk.  The Alternative Investment Fund seeks high total return on an annual basis with the S&P 500® Index consistent with a high tolerance for risk.  Each Fund is aggressively managed by the Subadviser.  The Subadviser seeks investment opportunities for each Fund that maximizes each Fund’s investment returns.  The Managed Bond Fund will invest primarily in fixed-income securities indirectly through exchange-traded funds (“ETFs”), unit investment trusts (“UITs”), open and closed-end investment companies and derivative securities.  The All-Cap Equity Fund and the Market Leaders Fund will invest primarily in equity securities, both directly and indirectly through other investment vehicles, including American Depositary Receipts (“ADRs”), ETFs, UITs, open and closed-end investment companies and derivative securities.  The Alternative Investment Fund will invest primarily in alternative securities, either directly through dividend-paying equities or interest bearing fixed income securities, or indirectly through ETFs, open and closed end investment companies and derivative securities.  Generally, when investing the assets of each Fund, the Subadviser begins by creating a universe of securities in which each Fund may invest.  Next, the Subadviser monitors as often as daily the total return performance of the securities over a predetermined period and ranks them against each other.  The Subadviser then selects the securities it believes have the greatest potential when comprising each Fund’s portfolio.  Finally, the Adviser positions each Fund’s assets in accordance with the Subadviser’s recommendations.

Each Fund’s investment strategy may result in the investment of a large portion or all of the assets of each Fund in cash or cash equivalents at any given time for temporary defensive purposes to provide security of principal, current income and liquidity.

There is no assurance that the Funds will achieve their objectives.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  These events and possible continued market turbulence may have an adverse effect on the Funds.

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ABOUT THE FUNDS

EVOLUTION MANAGED BOND FUND

Fund Objective

The Managed Bond Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk.

The Managed Bond Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Managed Bond Fund is aggressively managed by the Subadviser.  The Managed Bond Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in fixed-income securities indirectly through securities that invest in or are a derivative of fixed-income securities, including ETFs, UITs and closed-end and open-end investment companies (collectively “fixed-income securities”).  The Managed Bond Fund also may invest in futures, options and swaps.  To a limited extent, the Managed Bond Fund may invest directly in fixed-income securities.  The underlying fixed-income securities in which the Managed Bond Fund seeks to gain exposure include:

•	U.S. Treasury bonds and notes;
•	U.S. government-sponsored enterprises, such as Fannie Mae© and Freddie Mac©;
•	U.S. dollar-denominated corporate obligations;
•	Mortgage and asset-backed securities;
•	Corporate bonds and notes and asset-backed securities;
•	Zero coupon bonds;
•	Commercial paper and other money market instruments;
•
Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; and

•	High-yield (“junk”) bonds.

The Managed Bond Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Subadviser analyzes the overall investment opportunities of various fixed-income securities and market sectors to determine how to position the Managed Bond Fund’s portfolio.  The Subadviser may position the Managed Bond Fund’s portfolio to seek exposure to a variety of credit categories, which could range from government securities to junk bonds.  The Managed Bond Fund is not limited in its exposure to junk bonds, which may include bonds in the lowest credit rating category.  In addition, the Managed Bond Fund invests in fixed-income securities without any restriction on maturity.  The Subadviser also may invest up to 50% of the Managed Bond Fund’s assets in short positions in fixed-income securities and derivatives.

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In conducting its analysis, the Subadviser may create from the universe of fixed-income securities various “baskets” of securities that are defined by differences in creditworthiness and duration to maturity.  Examples of baskets of securities in which the Managed Bond Fund may invest include, but are not limited to, deep discount closed-end bond funds, bond ETFs, high-yield closed-end bond funds and international closed-end bond funds.  The Subadviser evaluates and ranks the short-term performance of each basket and usually invests the Managed Bond Fund’s assets in the top performing baskets as well as baskets deemed “turnaround” candidates.  Turnaround candidates are baskets that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.

The Subadviser typically assigns each basket in which it invests a minimum holding period, though a basket’s actual holding period will depend on its performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the Managed Bond Fund.

The Subadviser generally evaluates all baskets daily based on rankings in order to minimize the impact and costs associated with trading.

The Subadviser’s investment strategy attempts to respond to the performance of each basket rather than the performance of a market index or technical indicators.  This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or relate to accounting periods, tax events and other calendar-related events.

The Subadviser also will create and rank a basket representing cash and/or cash equivalents (“cash basket”).  As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest the Managed Bond Fund’s assets in such a basket.  As a result, up to 100% of the Managed Bond Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defensive purposes.  To earn income on available cash, a large portion or all of the assets of the Managed Bond Fund may be invested in high-quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Managed Bond Fund may not achieve its investment objective.

Risk Factors

An investment in the Managed Bond Fund is subject to the following risks, as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of Aggressive Investment Techniques, Risks of Asset-Backed Securities, Counterparty Risks, Credit Risk and Risks of Lower-Quality Debt Securities, Risks of Investing in Derivatives, High Portfolio Turnover, Interest Rate Risk, Risks of Investing in Investment Companies and ETFs, Prepayment Risk and Risks of Mortgage-Backed Securities, Risks of Non-Diversification, Risks of Shorting Securities, and Risks of the Subadviser’s Investment Strategy.

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EVOLUTION ALL-CAP EQUITY FUND

Fund Objective

The All-Cap Equity Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk.

The All-Cap Equity Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The All-Cap Equity Fund is aggressively managed by the Subadviser.  The All-Cap Equity Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities either directly through individual stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  Equity securities include common stocks, ETFs, UITs and open-end and closed-end investment companies.  Investments in ETFs, UITs and investment companies may include those investing (passively or actively) in equity, income, sectors, domestic, international, commodity, currency, inverse and/or leveraged positions and alternative investments.  The All-Cap Equity Fund also may invest in futures, options and swaps.  The All-Cap Equity Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The All-Cap Equity Fund invests in equity securities of any market capitalization, investment style, market sector or industry.  The All-Cap Equity Fund also may seek exposure to international issuers and there is no limit on the amount of assets that may be invested in international securities.  The Subadviser also may invest up to 50% of the All-Cap Equity Fund’s assets in short positions in equity securities and derivatives.

The Subadviser analyzes the overall investment opportunities of various equity securities and market sectors to determine how to position the All-Cap Equity Fund’s portfolio.  In conducting its analysis, the Subadviser creates baskets of equity securities (long and short) each of which is defined by a common set of criteria.  For example, there may be a basket of stocks with low price-to-earnings ratios and another basket containing high-yield stocks, and so on.

The Subadviser evaluates and ranks the short-term total return performance of each basket or equity security and usually invests the All-Cap Equity Fund’s assets in the top-performing baskets or equity security as well as baskets deemed “turnaround” candidates.  Turnaround candidates are baskets that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.

The Subadviser typically assigns each holding in which it invests a minimum holding period, though the actual holding period will depend on the performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the All-Cap Equity Fund.

The Subadviser may evaluate all baskets or individual equity securities as often as daily based on rankings in order to minimize the impact and costs associated with trading.

The Subadviser’s investment strategy attempts to respond to the performance of each basket or equity security rather than the performance of a market index or technical indicators.  This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

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Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price and volatility patterns and other technical data or relate to accounting periods, tax events and other calendar-related events.

As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest the All-Cap Equity Fund’s assets in cash and/or cash equivalents.  As a result, up to 100% of the All-Cap Equity Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defensive purposes.  To earn income on available cash, a large portion or all of the assets of the All-Cap Equity Fund may be invested in high-quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the All-Cap Equity Fund may not achieve its investment objective.

Risk Factors

An investment in the All Cap Equity Fund is subject to the following risks, as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of Aggressive Investment Techniques, Commodity Risk, Counterparty Risks, Risks of Investing in Derivatives, Risks of Investing in Equity Securities, Risks of Investing in Foreign Securities, High Portfolio Turnover, Risks of Investing in Investment Companies and ETFs, Risks of Non-Diversification, Risks of Shorting Securities, Risks of Investing in Small Capitalization Companies, and Risks of the Subadviser’s Investment Strategy.

EVOLUTION MARKET LEADERS FUND

Fund Objective

The Market Leaders Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk.

The Market Leaders Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Market Leaders Fund is aggressively managed by the Subadviser.  The Market Leaders Fund will typically invest primarily in equity securities either directly or indirectly through individual stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  Equity securities include common stocks, ETFs, UITs and open-end and closed-end investment companies.  Investments in ETFs, UITs and investment companies may include those investing (passively or actively) in equity, income, sectors, domestic, international, commodity, currency, inverse and/or leveraged positions and alternative investments regardless of market capitalization.  The Market Leaders Fund also may invest in futures, options and swaps.  The Market Leaders Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  The Market Leaders Fund invests in equity securities of any investment style, market sector or industry.  The Market Leaders Fund also may seek exposure to international issuers and there is no limit on the amount of assets that may be invested in international securities.  The Subadviser also may invest up to 50% of the Market Leaders Fund’s assets in short positions in equity securities and derivatives.

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The Subadviser analyzes the overall investment opportunities of various market indexes to determine how to position the Market Leaders Fund’s portfolio.  The Subadviser evaluates and ranks the short-term total return performance of each market index and usually invests the Market Leaders Fund’s assets in the top-performing equity securities within the top-ranked market indexes.

The Subadviser typically assigns each holding in which it invests a minimum holding period, though the actual holding period will depend on the performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the Market Leaders Fund.

The Subadviser may evaluate all indexes and individual equity securities as often as daily based on rankings in order to minimize the impact and costs associated with trading.

The Subadviser’s ranking strategy attempts to respond to both the performance of each equity security, as well as the performance of the market indexes.  This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price and volatility patterns and other technical data or relate to accounting periods, tax events and other calendar-related events.

As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest the Market Leaders Fund’s assets in cash and/or cash equivalents.  As a result, up to 100% of the Market Leaders Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defensive purposes.  To earn income on available cash, a large portion or all of the assets of the Market Leaders Fund may be invested in high-quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Market Leaders Fund may not achieve its investment objective.

Risk Factors

An investment in the Market Leaders Fund is subject to the following risks as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of Aggressive Investment Techniques, Commodity Risk, Counterparty Risks, Risks of Investing in Derivatives, Risks of Investing in Equity Securities, Risks of Investing in Foreign Securities, High Portfolio Turnover, Risks of Investing in Investment Companies and ETFs, Risks of Non-Diversification, Risks of Shorting Securities, Risks of Investing in Small Capitalization Companies, and Risks of the Subadviser’s Investment Strategy.

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EVOLUTION ALTERNATIVE INVESTMENT FUND

Fund Objective

The Alternative Investment Fund seeks high total return on an annual basis consistent with a high tolerance for risk.

The Alternative Investment Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Alternative Investment Fund is aggressively managed by the Subadviser.  The Alternative Investment Fund will invest primarily in securities, including dividend-paying equities or interest bearing fixed income securities, having a low or negative correlation with the S&P 500® Index (collectively, “alternative securities”) or indirectly through securities that invest in or are a derivative of alternative securities.  The Alternative Investment Fund also may invest in futures, options and swaps.  The underlying alternative securities in which the Alternative Investment Fund seeks to gain exposure include:

•	U.S. Treasury bonds and notes;
•	U.S. government-sponsored enterprises, such as Fannie Mae© and Freddie Mac©;
•	U.S. dollar-denominated corporate obligations;
•	Mortgage and asset-backed securities;
•	Corporate bonds and notes and asset-backed securities;
•	Zero coupon bonds;
•	Commercial paper and other money market instruments;
•	Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries;
•	Dividend paying stocks; and
•	High-yield (“junk”) bonds.

In addition, alternative securities include common stocks, ETFs, UITs and open-end and closed-end investment companies.  Investments in ETFs, UITs and investment companies may include those investing (passively or actively) in equity, income, sectors, domestic, international, currency, inverse and/or leveraged positions and alternative investments regardless of market capitalization.

The Alternative Investment Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The Subadviser analyzes the overall investment opportunities of various alternative securities and market sectors to determine how to position the Alternative Investment Fund’s portfolio.  The Subadviser may position the Alternative Investment Fund’s portfolio to seek exposure to a variety of credit categories, which could range from government securities to junk bonds.  The Alternative Investment Fund is not limited in its exposure to junk bonds, which may include bonds in the lowest credit rating category.  In addition, the Alternative Investment Fund may invest in alternative securities without any restriction on maturity.  The Subadviser also may invest up to 50% of the Alternative Investment Fund’s assets in short positions in income generating, equity or alternative securities and their derivatives.

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In conducting its analysis, the Subadviser creates from the universe of alternative securities various securities (long and short).  Examples of securities in which the Alternative Investment Fund may invest include, but are not limited to, deep discount and alternative investment closed-end bond funds, open-end funds investing in alternative investments, high-yielding corporate stocks of various capitalization ranges, ETFs deemed to present alternative investment opportunities (such as commodities and currencies) and ADRs of various geographical regions.  The Subadviser evaluates and ranks the short-term performance of each security and usually invests the Alternative Investment Fund’s assets in the top performing securities as well as in securities deemed “turnaround” candidates.  Turnaround candidates are securities that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.  In addition, there is no fixed allocation between equity and fixed income securities.  Rather, the allocation is determined by the Subadviser’s total return momentum ranking of the various securities in which the Alternative Investment Fund invests.

The Subadviser typically assigns each holding in which it invests a minimum holding period, though the actual holding period will depend on the performance ranking and likely will be longer than the assigned holding period.  By establishing holding periods, the Subadviser seeks to maintain longer-term core holdings of the Alternative Investment Fund.

The Subadviser may evaluate all positions as often as daily based on rankings in order to minimize the impact and costs associated with trading.

The Subadviser’s ranking strategy attempts to respond to the performance of each security rather than the performance of a market index or technical indicators.  This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

Finally, in making the decision to invest in a security, long or short, the Subadviser may utilize proprietary analysis models that evaluate interest rate trends and other macroeconomic data, market momentum, price patterns and other technical data or relate to accounting periods, tax events and other calendar-related events.

The Subadviser also will create and rank a basket representing cash and/or cash equivalents (“cash basket”).  As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest the Alternative Investment Fund’s assets in such a basket.  As a result, up to 100% of the Alternative Investment Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defensive purposes.  To earn income on available cash, a large portion or all of the assets of the Alternative Investment Fund may be invested in high-quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Alternative Investment Fund may not achieve its investment objective.

Risk Factors

An investment in the Alternative Investment Fund is subject to the following risks as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of Asset-Backed Securities, Risks of Aggressive Investment Techniques, Commodity Risk, Counterparty Risks, Credit Risk and Risks of Lower-Quality Debt Securities, Risks of Investing in Derivatives, Risks of Investing in Equity Securities, Risks of Investing in Foreign Securities, High Portfolio Turnover, Interest Rate Risk, Risks of Investing in Investment Companies and ETFs, Risks of Non-Diversification, Prepayment Risk and Risks of Mortgage-Backed Securities, Risks of Shorting Securities, Risks of Investing in Small Capitalization Companies, and Risks of the Subadviser’s Investment Strategy.

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PRINCIPAL RISK FACTORS

An investment in a Fund entails risks.  A Fund could lose money, or its performance could trail that of other investment alternatives.  Neither FPI nor Rafferty can guarantee that the Funds will achieve their objectives.  In addition, the Funds present some risks not traditionally associated with most mutual funds.  It is important that investors closely review and understand these risks before making an investment in the Funds.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds.  These and other risks are described below.

Risks of Aggressive Investment Techniques

The Funds use investment techniques that may be considered aggressive.  Risks associated with securities indices, swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.  These instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Risks of Asset-Backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities.  The value of a Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Commodity Risk

A Fund’s investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  A Fund’s ability to invest in commodity-related investments also may be limited by tax considerations.

Counterparty Risks

The Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position.  Such financial instruments include, but are not limited to, total return, index, interest rate, and credit default swap agreements, and structured notes.  The Funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments.  The Funds will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy.  The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions.  For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  In addition, the Funds may enter into swap agreements with a limited number of counterparties, and certain of the Funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk.  Swap agreements also may be considered to be illiquid.

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Credit Risk and Risks of Lower-Quality Debt Securities

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.  A Fund may invest in securities rated below investment grade or “junk bonds.”  Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These securities generally involve greater risk of default or price changes than other types of fixed-income securities and a Fund’s performance may vary significantly as a result.  Therefore, an investment in a Fund that invests in lower quality debt securities is subject to a higher risk of loss of principal than an investment in a Fund that may not invest in lower-rated securities.

Risks of Investing in Derivatives

The Funds may invest long or short in derivatives, such as futures, options and swaps.  Derivatives are instruments that derive their value from an underlying investment or group of investments.  Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time.  Investments in derivatives may not correlate with the price movements of underlying securities or indices.  As a result, the use of derivatives may expose the Funds to risks that they would not be subject to if they invested directly in the securities underlying those derivatives.  There may not be a liquid market for a Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate.  Accordingly, the use of derivatives may result in large losses or smaller gains than otherwise would be the case.  In addition, some derivative instruments are subject to counterparty risk.

Risks of Investing in Equity Securities

A Fund may invest in publicly issued equity securities, including common stocks.  Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of common stocks in which a Fund invests will cause the net asset value (“NAV”) of a Fund to fluctuate.

Risks of Investing in Foreign Securities

Investments in foreign securities involve greater risks than investing in domestic securities.  As a result, a Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

10

High Portfolio Turnover

A Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders from distributions to them of net gains realized on the sales.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.  In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Risks of Investing in Investment Companies and ETFs

The Funds may invest in investment companies, including open- and closed-end investment companies, UITs and ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.  When a Fund invests in other investment companies, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses.  In part, because of these additional expenses, a Fund’s performance could differ from the performance the Fund would achieve if it invested directly in the underlying investments of another investment company.  In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if it had invested directly in the underlying investments.  For example, shares of closed-end investment companies and ETFs are traded at market prices, which may vary from the net asset value of the underlying investments.  Lack of liquidity in a closed-end fund or ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, the Funds may invest in investment companies and other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and therefore, not subject to the Investment Company Act’s regulatory scheme.

Risks of Non-Diversification

Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities.  Since the Funds are non-diversified, their NAVs and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Prepayment Risk and Risks of Mortgage-Backed Securities

Many types of debt securities, including mortgage securities, are subject to prepayment risk.  Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity.  Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.  As a result, a Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.

11

Risks of Shorting Securities

A Fund may, from time to time, engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices.  Short sales are transactions in which a Fund borrows securities from a broker and sells the borrowed securities.  The Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  If the market price of the underlying security goes down between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security.  Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.  The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.

Risks of Investing in Small Capitalization Companies

Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies.  Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.

Risks of the Subadviser’s Investment Strategy

While the Subadviser seeks to take advantage of investment opportunities for a Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund.  The Subadviser will aggressively change a Fund’s portfolio in response to market conditions that are unpredictable and may expose a Fund to greater market risk than other mutual funds.  There is no assurance that the Subadviser’s investment strategy will enable a Fund to achieve its investment objectives.

HISTORICAL PERFORMANCE

The bar chart and performance tables below provide some indication of the risks of investing in the Funds by showing how their performance has varied from year to year and comparing their performance with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the Funds by showing their highest and lowest quarterly returns.  The Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

12

Evolution Managed Bond Fund

Total Return for the Calendar Year Ended December 31*

*Year-to-date total return as of September 30, 2009 for the Managed Bond Fund was 1.92%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

Managed Bond Fund	5.53% (4th quarter 2008)	-4.75% (1st quarter 2005)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception	Inception Date
Managed Bond Fund
Return Before Taxes	3.20%	-0.03%	4/1/04
Return After Taxes on Distributions(1)	2.20%	-1.33%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	2.07%	-0.75%
Barclays Capital U.S. Aggregate Bond Index(3)	5.24%	4.37%	4/1/04
Lipper High Yield Bond Fund Index(4)	-28.84%	-2.34%	4/1/04
S&P 500® Index(5)	-37.00%	-2.75%	4/1/04
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman U.S. Aggregate Bond Index) is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.  The performance of the index does not reflect deductions for fees, expenses or taxes.

(4)
The Lipper High Yield Bond Fund Index is the average of the 30 largest mutual funds in the Lipper High Yield Bond Fund category.  These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

(5)
The Standard & Poor’s 500® (“S&P 500®”) Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

13

Evolution All-Cap Equity Fund

Total Return for the Calendar Year Ended December 31*

*Year-to-date total return as of September 30, 2009 for the All-Cap Equity Fund was -3.09%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

All-Cap Equity Fund	11.26% (3rd quarter 2005)	-10.97% (1st quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception	Inception Date
All-Cap Equity Fund
Return Before Taxes	-25.31%	-0.22%	4/1/04
Return After Taxes on Distributions(1)	-25.31%	-1.81%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-16.45%	-0.88%
S&P 500® Index (3)	-37.00%	-2.75%	4/1/04
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

14

Evolution Market Leaders Fund

Total Return for the Calendar Year Ended December 31*

*Year-to-date total return as of September 30, 2009 for the Market Leaders Fund was 11.63%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

Market Leaders Fund	19.00% (3rd quarter 2008)	-29.95% (4th quarter 2008)

Average Annual Total Returns as of December 31, 2008*
	1 Year	Since Inception	Inception Date
Market Leaders Fund
Return Before Taxes	-40.33%	-18.69%	1/27/06
Return After Taxes on Distributions(1)	-40.33%	-18.74%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-26.21%	-15.35%
S&P 500® Index (3)	-37.00%	-9.21%	1/27/06
Wilshire 5000 Total Market Index(4)	-37.23%	-9.75%	1/27/06
____________
*	Prior to September 8, 2008, the Market Leaders Fund pursued a different investment strategy; therefore, the performance results presented reflect that of the previous investment strategy.
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

(4)
The Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S. equity securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  Prior to September 8, 2008, the Market Leaders Fund pursued a different investment strategy under a different fund name; therefore, the Wilshire 5000 Total Market Index has replaced the S&P 500® Index as a more appropriate comparative benchmark.

15

Evolution Alternative Investment Fund

Total Return for the Calendar Year Ended December 31*

*Year-to-date total return as of September 30, 2009 for the Alternative Investment Fund was 4.93%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

Alternative Investment Fund	4.31% (3rd quarter 2008)	-5.12% (4th quarter 2008)

Average Annual Total Returns as of December 31, 2008*
	1 Year	Since Inception	Inception Date
Alternative Investment Fund
Return Before Taxes	-18.03%	-5.73%	1/26/06
Return After Taxes on Distributions(1)	-19.17%	-6.69%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-11.72%	-5.24%
S&P 500® Index (3)	-37.00%	-9.21%	1/26/06
Barclays Capital U.S. Aggregate Bond Index(4)	5.24%	5.67%	1/26/06
Credit Suisse/Tremont Hedge Fund Index(5)	-19.07%	0.16%	1/26/06
____________
*	Prior to September 8, 2008, the Alternative Investment Fund pursued a different investment strategy; therefore, the performance results presented reflect that of the previous investment strategy.
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

(4)
The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman U.S. Aggregate Bond Index) is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.  The performance of the index does not reflect deductions for fees, expenses or taxes.

(5)
The Credit Suisse/Tremont Hedge Fund Index is an asset-weighted benchmark that measures hedge fund performance.  Prior to September 8, 2008, the Market Leaders Fund pursued a different investment strategy under a different fund name; therefore, the Credit Suisse/Tremont Hedge Fund Index has replaced the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index as a more appropriate comparative benchmark.

16

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  The expenses below are based on actual expenses incurred for each Fund for the fiscal year ended August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None

Annual Operating Expenses (expenses that are deducted from Fund assets):

	Evolution Managed Bond Fund	Evolution All-Cap Equity Fund	Evolution Market Leaders Fund	Evolution Alternative Investment Fund
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses(2)
(Includes a Shareholder Services Fee of 0.15%)	0.65%	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses(3)	0.25%	0.06%	0.35%	0.70%
Total Annual Fund Operating Expenses(3)(4)	2.15%	1.96%	2.25%	2.60%
(1)
You will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Total Annual Fund Operating Expenses in the table above include Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for each Fund.

(4)
As part of the Funds’ investment strategy, they may take short positions in securities.  During the fiscal year ended August 31, 2009, the Funds did not enter into short positions and, thus, no additional expenses associated with these positions are included in the calculation above.

17

Expense Example

The table below is intended to help you compare the cost of investing in a class of shares of the Funds with the cost of investing in other mutual funds.  The table shows what you would have paid if you invested $10,000 in the Funds over the periods shown and then redeemed all your shares at the end of those periods.  It also assumes that your investment has a 5% return each year and the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Evolution Managed Bond Fund	$218	$673	$1,154	$2,483
Evolution All-Cap Equity Fund	$199	$615	$1,057	$2,285
Evolution Market Leaders Fund	$228	$703	$1,205	$2,585
Evolution Alternative Investment Fund	$263	$808	$1,380	$2,934

18

ABOUT YOUR INVESTMENT

SHARE PRICES OF THE FUNDS

A fund’s share price is known as its NAV.  Each Fund’s Investor Class share price is calculated after the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the New York Stock Exchange (“NYSE”) is open for business.  All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

Share price is calculated by dividing each Fund’s net assets by its shares outstanding.  The Funds use the following methods to price securities held in their portfolios:

•
Equity securities, over-the-counter (“OTC”) securities, ETFs, closed-end investment companies, swap agreements, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•
Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, or the Funds or the Adviser believes the market price is stale will be valued at fair value estimates by the Adviser under the supervision of the Board of Trustees.

Fair Value Pricing

Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded.  Securities are priced at a fair value as determined by the Adviser, under the supervision of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs.  Examples of Significant Events may include:  (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.  If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

19

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

RULE 12b-1 AND SHAREHOLDER SERVICE FEES

The Funds have adopted an Investor Class distribution plan under Rule 12b-1 which allows each Fund to charge up to 0.25% of that Fund’s average Investor Class daily net assets to pay for distribution and services provided to Fund shareholders.  The Board of Trustees has also authorized the Funds to charge up to 0.15% of each Fund’s average Investor Class daily net assets to pay for shareholder services provided to Fund shareholders.  Because the 12b-1 fees and shareholder services fees are paid out of the Funds’ Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO INVEST IN SHARES OF THE FUNDS

You may invest in the Funds through traditional investment accounts, IRAs (including Roth IRAs), self-directed retirement plans or company-sponsored retirement plans.  Account Applications and descriptions of any service fees for retirement or other accounts are available directly from the Direxion Funds.  You may invest directly with the Funds or through certain financial intermediaries.  Any transaction effected through a financial intermediary may be subject to a processing fee.  In addition, the Funds may allow for purchases through an Automatic Investment Plan.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment

The minimum initial and subsequent investments set forth below may be invested in as many of the Direxion Funds as you wish.  However, you must invest at least $1,000 in any one of the Funds.  For example, if you decide to invest $10,000 in three of the Direxion Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$10,000	$1,000
Retirement Accounts	$10,000	$0

Rafferty may waive these minimum requirements at its discretion.  Contact Rafferty for further information.

20

Good Form

Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds.  For a purchase request to be in good form, it must include (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub.  An Account Application that is sent to the Funds’ transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Purchasing Shares

By Mail:

•	Complete and sign your Account Application.

•	Indicate the Fund and the amount you wish to invest.

•	Mail your check (payable to “Direxion Funds”) along with the completed Account Application to:

Regular Mail	Express/Overnight Mail
Direxion Funds - Investor Class c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Direxion Funds - Investor Class c/o U.S. Bancorp Fund Services, LLC Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

•
The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment.

•	All purchases must be made in U.S. dollars through a U.S. bank.

•	If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Funds for any returned payment.

•	You will receive written confirmation by mail, but we do not issue share certificates.

•	The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

21

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief in the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

By Bank Wire Transfer:

Initial Investment – By Wire

•
If you are making an initial investment in the Funds, before you wire funds, please contact the Funds’ transfer agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery, or facsimile.  Upon receipt of your Account Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments – By Wire

Before sending your wire, please contact the Funds’ transfer agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA number: 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to the Direxion Funds
(Your name)
(Your account number)
(Name of Fund(s) to purchase) — Investor Class

•	Your bank may charge a fee for such services.

•
Wired funds must be received prior to the close of regular trading (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are responsible for the consequences of delays from the banking or Federal Reserve.

22

By Telephone:

•
Investors may purchase additional shares of the Funds by calling the Funds at (800) 851-0511.  If you elected this option on your account application and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Each telephone purchase order must be a minimum of $1,000.  Your shares will be purchased at the NAV calculated on the day your order is placed, provided that your order is received prior to the close of regular trading (generally 4 p.m., Eastern time).

Through Financial Intermediaries:

•	Select financial intermediaries are authorized to offer shares of the Funds.

•	These financial intermediaries can help you complete the necessary paperwork, mail your Account Application to the Direxion Funds and place your order to purchase shares of the Funds.

•
Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction.  For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Automatic Investment Plan:

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial minimum investment of $10,000, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis.  The AIP requires a minimum monthly investment of $1,000.  If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time.  You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction.  A fee, currently $25, will be imposed if your AIP transaction is returned.

HOW TO EXCHANGE SHARES OF THE FUNDS

You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Direxion Fund (including Direxion Funds not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges.  To make an exchange:

•	Write or call the Funds’ transfer agent or your financial intermediary.

•	Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

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•	The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

•	You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

•
You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.  If you previously declined telephone exchange privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions.

•	You may exchange through the Internet by visiting the Direxion Funds’ website at www.direxionfunds.com and activating your account.

HOW TO SELL SHARES OF THE FUNDS

Generally

•	You may sell all or part of your investment in the Funds at the next determined NAV after we receive your order.

•	Redemption proceeds from any sales of shares will normally be sent within seven days from the time a Fund receives your request in good order.

•
For investments that have been made by check, payment on sales requests may be delayed until the Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 calendar days.

•	Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records.

•
Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

•
The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs.  For more information on this option, please contact the Funds at (800) 851-0511.

By Telephone or By Mail:

•	Call or write the Funds (see the address and telephone number above).

•
You may sell shares of the Funds by telephone unless you declined telephone redemption privileges on your Account Application.  If you previously declined telephone redemption privileges, you may request telephone redemption privileges by sending a written request to the Funds’ transfer agent with your signature guaranteed.  If you have questions, please contact the Funds at (800) 851-0511.

•	IRA accounts are not eligible for telephone redemption privileges.

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•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell. The maximum amount that may be redeemed by telephone is $100,000.

By Wire Transfer:

•	Call the Direxion Funds.

•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

•
You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests.  This fee is in addition to any fees that may be imposed by your bank.

•	Your proceeds will be wired only to the bank listed on the Funds’ transfer agent’s records.

Through Financial Intermediaries:

•	If your shares of the Funds were purchased through your Financial Advisor, initiate your sales order by contacting your Financial Advisor.

•	Payment can be directed to your account days after a financial intermediary places your order.

ACCOUNT AND TRANSACTION POLICIES

Order Policies

There are certain times when you may be unable to sell Investor Class shares of the Funds or proceeds may be delayed.  This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings.  The Funds reserve the right to reject any purchase order or suspend offering of their shares.  Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Funds of such trade or trades by the close of regular trading (generally 4:00 p.m. Eastern time).  In particular, financial intermediaries that transact in shares of the Funds through the Fundserv system must, in many cases, notify the Funds of trades before placing them in the Fundserv system.  In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good order.  In practice, this means that a confirmation from a financial intermediary is not binding on the Funds.  In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds.  Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day.  Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

25

Telephone Transactions

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information.  We also may record the conversation for accuracy.  During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.  In addition, once a telephone transaction has been placed, it cannot be canceled or modified.

Signature Guarantees

In certain instances when you sell Investor Class shares of the Funds, we will need your signature guaranteed.  Signature guarantees may be available at your bank, stockbroker or a national securities exchange.  A notary public cannot guarantee signatures.  Your signature must be guaranteed if:

•	You are changing your account ownership;

•	Your account registration or address has changed in the last 30 days;

•	Redemption proceeds are payable and sent to any person, address or bank account other than the one listed on record with the Funds;

•	The sale is greater than $100,000;

•	You are establishing or modifying certain services on an account; or

•	There are other unusual situations as determined by the Funds’ transfer agent.

Low Balance Accounts

If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds.  We will inform you in writing 30 days prior to selling your shares.  If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds.  We will not sell your shares if your account value falls due to market fluctuations.

Redemption In-Kind

The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio.  It is not expected that the Funds would do so except in unusual circumstances.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Excessive Trading

Each Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders.  The Board of Trustees has adopted a policy regarding excessive trading.  Shares of the Funds are offered exclusively to the clients of FPI, in which the Funds’ Subadviser generally initiates transactions in shares of the Funds.  As a result, the Funds do not currently impose any trading restrictions or redemption fees on Fund shareholders.

26

However, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices.  As approved by the Board of Trustees, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in its sole discretion, to identify trading practices as abusive.  The Funds further reserve the right to refuse purchase requests from an account that a Fund has identified as engaging in abusive trading practices or any individuals or groups who, in each Fund’s view, are likely to engage in market timing or excessive trading.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since each Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

27

ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

Rafferty Asset Management, LLC (“Rafferty”) provides investment services to the Funds.  Rafferty has been managing mutual funds since June 1997.  Rafferty is located at 33 Whitehall Street, 10th Floor, New York 10004.  As of September 30, 2009, the Adviser had approximately $5.8 billion in assets under management.

Under an investment advisory agreement (“Advisory Agreement”) between the Direxion Funds and Rafferty, each Fund pays Rafferty fees at an annualized rate of 1.00% of a Fund’s average daily net assets.  For the fiscal year ended August 31, 2009, the Adviser received net management fees as a percentage of average daily net assets of 1.00% from the Managed Bond Fund and the All-Cap Equity Fund, 0.95% from the Market Leaders Fund and 0.93% from the Alternative Investments Fund.

Rafferty has retained FPI to serve as Subadviser to the Funds under an investment subadvisory agreement (“Subadvisory Agreement”).  FPI is located at 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302.  FPI was founded in Bloomfield Hills, Michigan in 1981 by its President, Jerry C. Wagner.  FPI provides investment management services to individuals, pension and profit plans and non-profit organizations.  It is expected that the assets in the Funds will come from individuals with whom FPI has a contractual relationship pursuant to which FPI provides investment management and other services for a fee.  In addition to the subadvisory fee, FPI may receive from the Trust Rule 12b-1 and/or Shareholder Service Fees for providing certain shareholder services to clients of FPI who are shareholders in the Funds.  FPI reduces any amounts due FPI under contractual relationships with its clients by amounts received from Rafferty and the Funds.

A discussion regarding the basis on which the Board of Trustees approved the Advisory Agreement and Subadvisory Agreement is included in the Funds’ Annual Report to shareholders for the period ended August 31, 2009.

An investment team from FPI consisting of Mr. Wagner and Dr. George Yang, manages the Funds’ assets under the supervision of Rafferty.  Under the Subadvisory Agreement, FPI directs the allocation of the Funds’ assets among various investment vehicles selected by FPI.  Rafferty implements FPI’s allocation decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities.

Mr. Wagner has served as portfolio manager to the Funds since their inception.  Mr. Wagner has been President, Director and sole shareholder of FPI since its organization in 1981.

Dr. Yang serves as co-portfolio manager of the Funds and joined FPI in July 2008 as of Director of Research, following a 10-year engineering career developing quantitative and analytical methods in the automotive industry.  Dr. Yang holds an MBA from the University of Michigan, a Ph.D. from Cornell University and a Bachelor of Science from the University of Science and Technology of China.  He has been a member of the Global Association of Risk Professionals (GARP) since 2006.  Dr. Yang was a winner of Henry Ford Technology Award from Ford Motor Company in 1999.

The Funds’ SAI provides additional information about the compensation of the Funds’ portfolio managers, other accounts they manage, and their ownership of securities of the Funds.

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PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.  Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes dividends from its net investment income, and any realized net capital gains, at least annually, though a Fund may make distributions more frequently.

Net investment income generally consists of interest income and dividends received on investments, less expenses.  A Fund realizes capital gains when it sells its portfolio assets for a profit.  The tax consequences will vary depending on how long a Fund held the assets that were sold, not how long you held your Fund shares.  Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income).  Gains on sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates (a maximum of 15% for individual shareholders).  Each Fund does not seek to provide distributions of long-term capital gains.

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested in additional Fund shares automatically at the NAV unless you request otherwise in writing.  Normally, distributions are taxable to shareholders per share received in cash or reinvested.  If you elect to receive distributions from a Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the applicable Funds’ then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

The following table illustrates the potential tax consequences for taxable accounts:

Type of Transaction	Tax Status*
Dividend (other than “qualified dividend income (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
____________
*
Tax consequences for tax-deferred retirement accounts (such as IRAs) or non-taxable shareholders may be different.  You should consult your tax specialist for more information about your personal situation.

29

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding periods, debt-financing and other requirements regarding the stock on which the dividends were paid.  A Fund’s dividends attributable to its “QDI” are subject to the long-term capital gains rate, a maximum federal rate of 15% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares.  These special rules generally apply to taxable years beginning before January 1, 2011.

If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions.  Normally, distributions are taxable in the year you receive them.  However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 28% of all distributions and redemption proceeds otherwise payable to you for Funds.  If you are otherwise subject to backup withholding, we also are required to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions.  Any tax withheld may be applied against your tax liability when you file your tax return.

MASTER/FEEDER OPTION

A Fund may in the future operate under a master/feeder structure.  This means that a Fund would be a “feeder” fund that attempts to meet its objective by investing all its investable assets in a “master” fund with the same investment objective.  The “master” fund would purchase securities for investment.  It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds.  If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval.  However, the Trustees’ approval will be given only if the investments in the master fund(s) is (are) in the best interests of each Fund and its shareholders.  In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.  You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Funds for the periods indicated.  The information shown below was audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.  Certain information reflects financial results for a single Investor Class share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

														Ratios to Average Net Assets

																			Net
				Net Realized	Net Increase														Investment
	Net Asset			and	(Decrease)	Dividends	Distributions			Net Asset									Income (Loss)
	Value,	Net		Unrealized	in Net Asset	from Net	from	Return		Value,			Net Assets,	Including Short Dividends		Excluding Short Dividends			After Expense		Portfolio
	Beginning	Investment		Gain (Loss)	Value Resulting	Investment	Realized	of Capital	Total	End	Total		End of	Total	Net	Total	Net		Reimbursement/		Turnover
Year/Period	of Year/Period	Income (Loss)3		on Investments4	from Operations	Income	Capital Gains	Distribution	Distributions	of Year/Period	Return5		Year/Period (,000)	Expenses1	Expenses1	Expenses1	Expenses1		Recoupment1		Rate6
Evolution Managed Bond Fund
Year Ended August 31, 2009	$ 16.41	$ 0.37		$ 0.12	0.49	$ (0.33)	$ -	$ -	(0.33)	$ 16.57	3.04%		$ 47,765	-	-	1.88%	1.87%		2.32%		425%
Year ended August 31, 2008	16.83	0.59		(0.30)	0.29	(0.71)	-	-	(0.71)	16.41	1.78%		26,242	-	-	1.90%	1.75%		3.51%		439%
Year ended August 31, 2007	17.45	0.64		(0.51)	0.13	(0.75)	-	-	(0.75)	16.83	0.76%		39,736	-	-	1.75%	1.75%		3.70%		914%
Year ended August 31, 2006	18.20	0.46	7	(0.70)	(0.24)	(0.51)	-	-	(0.51)	17.45	(1.26%)		46,932	1.86%	1.84%	1.81%	1.79%	9	2.70%	8	1,156%
Year ended August 31, 2005	18.73	0.86	7	(0.41)	0.45	(0.98)	-	-	(0.98)	18.20	2.41%		14,642	2.12%	2.03%	2.09%	2.00%		4.63%	8	941%

Evolution All-Cap Equity Fund
Year Ended August 31, 2009	18.55	(0.07)		(3.65)	(3.72)	-	-	-	-	14.83	(20.05%)		43,472	-	-	1.87%	1.85%		(0.48%)		1,977%
Year ended August 31, 2008	24.31	(0.06)		(1.96)	(2.02)	-	(3.74)	-	(3.74)	18.55	(10.07%)		35,137	-	-	1.84%	1.75%		(0.27%)		1,374%
Year ended August 31, 2007	22.75	0.03		2.67	2.70	(0.19)	(0.95)	-	(1.14)	24.31	12.03%		64,247	-	-	1.69%	1.69%		0.10%		885%
Year ended August 31, 2006	21.24	0.20		2.03	2.23	-	(0.72)	-	(0.72)	22.75	10.61%		112,721	-	-	1.67%	1.69%	9	0.88%		1,119%
Year ended August 31, 2005	17.55	(0.23)		3.92	3.69	-	-	-	-	21.24	21.03%		20,184	-	-	1.97%	2.00%		(1.14%)		1,374%

Evolution Market Leaders Fund
Year Ended August 31, 2009	16.68	(0.02)		(5.31)	(5.33)	-	-	-	-	11.35	(31.95%)		45,077	-	-	1.95%	1.90%		(0.16%)		1,697%
Year ended August 31, 2008	18.80	0.07		(2.10)	(2.03)	(0.06)	-	(0.03)	(0.09)	16.68	(10.86%)		17,298	-	-	1.96%	1.75%		0.38%		1,191%
Year ended August 31, 2007	18.12	(0.03)		0.78	0.75	(0.07)	-	-	(0.07)	18.80	4.06%		31,637	-	-	1.85%	1.75%		(0.17%)		886%
January 27, 200610 to August 31, 2006	20.00	0.06		(1.94)	(1.88)	-	-	-	-	18.12	(9.40%)	2	53,795	-	-	1.84%	1.75%		0.50%		864%	2

Evolution Alternative Investment Fund
Year Ended August 31, 2009	17.63	(0.02)		(1.47)	(1.49)	(0.62)	-	-	(0.62)	15.52	(8.35%)		20,102	-	-	1.99%	1.90%		(0.10%)		785%
Year ended August 31, 2008	20.48	0.45		(2.60)	(2.15)	(0.06)	(0.64)	-	(0.70)	17.63	(10.77%)		25,037	-	-	1.89%	1.75%		2.32%		777%
Year ended August 31, 2007	20.65	0.32		(0.03) #	0.29	(0.32)	(0.14)	-	(0.46)	20.48	1.35%		46,115	-	-	1.72%	1.75%		1.46%		824%
January 26, 200610 to August 31, 2006	20.00	0.22		0.49	0.71	(0.06)	-	-	(0.06)	20.65	3.57%	2	58,519	-	-	1.82%	1.75%		1.88%		642%	2

1 Annualized.
2 Not annualized.
3 Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
4 The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
5 All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
6  Portfolio turnover is calculated without regard to short-term securities having a maturity of  less than one year.  Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities.  The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.
7 Net investment income (loss) before dividends on short positions for the year ended August 31, 2006 and 2005 and the period ended August 31, 2004 was $0.47, $0.86 and $0.23, respectively.
8  Net investment income (loss) ratio included dividends on short positions.  The ratio excluding dividends on short positions for the year ended August 31, 2006, 2005 and the period ended August 31, 2004 was 2.75%, 4.66% and 2.95%, respectively.

9 For the period September 1, 2005 to December 29, 2005 the annual cap on expenses excluding short dividends was 2.00%.
10 Commencement of operations.

31

More Information on
The Direxion Funds

Statement of Additional Information (“SAI”):  The Funds’ SAI contains more information on the Funds and their investment policies.  The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus).  A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:                Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Call:                        (800) 851-0511

By Internet:           www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-8243

P R O S P E C T U S

Investor Class
33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

Evolution Managed Bond Fund

Evolution All-Cap Equity Fund

Evolution Market Leaders Fund

Evolution Alternative Investment Fund

December 29, 2009

DIREXION FUNDS

Evolution Managed Bond Fund
Evolution All-Cap Equity Fund
Evolution Market Leaders Fund
Evolution Alternative Investment Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York  10004

(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, that offers a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to four of those portfolios, the Investor Class of the Evolution Managed Bond Fund, the Evolution All-Cap Equity Fund, the Evolution Market Leaders Fund and the Evolution Alternative Investment Fund (the “Funds”).

This SAI dated December 29, 2009 is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated December 29, 2009.  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number above.

Dated:  December 29, 2009

i

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, four of which are currently offered in this SAI.  Effective April 28, 2006, the Trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates only to the Investor Class of the Evolution Managed Bond Fund (the “Managed Bond Fund”), the Evolution All-Cap Equity Fund (the “All-Cap Equity Fund”), the Evolution Market Leaders Fund (the “Market Leaders Fund,” formerly, the Evolution Small Cap Fund) and the Evolution Alternative Investment Fund (the “Alternative Investment Fund,” formerly, the Evolution Total Return Fund, and, each a “Fund” and collectively, the “Funds”).  Prior to September 8, 2008, the Market Leaders Fund and the Evolution Alternative Investment Fund pursued a different investment strategy under the former fund names mentioned above.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  Each Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that the Funds assume large positions in the securities of a small number of issuers, the Funds’ net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The Funds, however, intend to meet certain diversification standards at the end of each quarter of their taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Managed Bond Fund, under normal circumstances, will invest 80% of its net assets (plus any borrowings for investment purposes) in fixed-income debt securities indirectly through securities that invest in or are a derivative of fixed income securities.  The All-Cap Equity Fund, under normal circumstances, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  The Market Leaders Fund, under normal circumstances, will invest primarily in equity securities either directly through stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities.  The Alternative Investment Fund, under normal circumstances, will invest primarily in securities, including equities or interest bearing fixed income securities having a low or negative correlation with the S&P 500® Index (“alternative securities”), or indirectly through securities that invest in or are a derivative of alternative securities.  The Funds may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to the Funds will result in the achievement of their objectives.

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This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Funds.

American Depositary Receipts (“ADRs”)

A Fund may invest in ADRs and sell ADRs short.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

A Fund may invest in certain types of asset-backed securities.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

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Bank Obligations

Money Market Instruments.  A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Funds’ ability to resell when they deem advisable to do so.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services©, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities.  Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s® Ratings Group or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

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The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks.  A Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  A Fund may invest in convertible securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Funds may invest in the lowest credit rating category.

Preferred Stock.  A Fund may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Funds may invest in the lowest credit rating category.

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Warrants and Rights.  A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

A Fund may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

A Fund may purchase and hold illiquid investments.  A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the Funds’ investment adviser has determined under Board-approved guidelines are liquid.  The Funds do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

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A Fund may not be able to sell illiquid investments when Rafferty or Flexible Plan Investments Ltd., (“FPI” or “Subadviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  (Collectively, Rafferty and FPI are referred to herein as “Advisers” in certain circumstances.)  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

A Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”).  SPDRs® represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange (“AMEX”).  The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index.  SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

A Fund may invest in DIAMONDS®.  DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS® Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average® (“DJIA®”).  The DIAMONDS® Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®.  The DIAMONDS® Trust’s shares trade on the AMEX.  An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.  Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS® Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

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A Fund may invest in NASDAQ-100 Index Tracking Stock®, often referred to as QQQQs®.  QQQQs® represent ownership in the NASDAQ-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® and whose shares trade on the AMEX.  The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®.  QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in SPDRs®, DIAMONDS® and QQQQs® are considered investments in other investment companies discussed below.

The Funds may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

Junk Bonds

The Funds may invest in lower-rated debt securities of any maturity, often called “junk bonds.”

“Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Advisers will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

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Options, Futures and Other Strategies

General.  A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Funds, the Funds are not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)            Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction.  The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)            Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)             As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

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(4)             Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

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Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the same rights as above, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

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Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

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Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.  When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  A Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Other Investment Companies

A Fund may invest in the securities of other investment companies, including open and closed end funds, exchange traded funds and unit investment trusts.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Funds become a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

The Funds intend to limit their investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week.  Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

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Short Sales

A Fund may engage in short sale transactions under which it sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

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Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement in circumstances where Rafferty believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are supported only by the credit of the corporation.  In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments.  The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so.  A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

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On September 7, 2008, Fannie Mae© and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae© and Freddie Mac’s© assets and property and putting Fannie Mae© and Freddie Mac© in a sound and solvent condition.  Under the conservatorship, the management of Fannie Mae© and Freddie Mac was replaced.  Additionally, the U.S. Treasury reported that Fannie Mae© and Freddie Mac© are expected to gradually reduce their mortgage-backed security portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship.  First, the U.S. Treasury and FHFA have established the Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury received senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac© maintained a positive net worth.  Fannie Mae© and Freddie Mac’s© common and preferred shareholders will bear any losses ahead of the new government senior preferred shares.  Second, the U.S. Treasury established a new secured lending credit facility made available to Fannie Mae© and Freddie Mac© to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009.  Also, the U.S. Treasury initiated a program to purchase Fannie Mae© and Freddie Mac© mortgage-backed securities through December 31, 2009, to aid mortgage affordability.  No assurance can be given that the initiatives disclosed above will be successful or will continue.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

A Fund may invest in zero-coupon bonds of any rating or maturity.

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, a Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

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Other Investment Risks and Practices

Borrowing.  A Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Fund’s NAV and on its investments.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Managed Bond Fund and the All-Cap Equity Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  The Managed Bond Fund and the All-Cap Equity Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  A Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business day notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Funds currently have no intention of lending its portfolio securities.

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Portfolio Turnover.  The Trust anticipates that the Funds will have very high portfolio turnover due to the active management of its portfolio.  A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero.  However, a Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions of the increase capital gains recognized as a result of that trading.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of a Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:

1.  Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.  Underwrite securities of any other issuer.

3.  Purchase, hold, or deal in real estate or oil and gas interests.

4.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Fund may make short sales of securities.

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5.  Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.  Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Managed Bond Fund and the All-Cap Equity Fund have adopted the following fundamental investment limitation:

8.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The Market Leaders Fund and the Alternative Investment Fund have adopted the following fundamental investment limitation:

9.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; and (3) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The Funds have adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund.  For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty and/or the Funds’ Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, while Rafferty is responsible for the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Rafferty and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Funds’ Subadviser may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty and/or the Funds’ Subadviser in connection with the Funds.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Rafferty.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each Fund for the following fiscal years are shown in the tables below.

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Evolution Managed Bond Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$33,782
Year Ended August 31, 2008	$62,917
Year Ended August 31, 2007	$142,688

Evolution All-Cap Equity Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$663,809
Year Ended August 31, 2008	$445,496
Year Ended August 31, 2007	$492,471

Evolution Market Leaders Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$236,516
Year Ended August 31, 2008	$222,301
Year Ended August 31, 2007	$267,669

Evolution Alternative Investment Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$42,265
Year Ended August 31, 2008	$133,133
Year Ended August 31, 2007	$212,076

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds.  Disclosure of a Fund’s complete holdings is required to be made quarterly within sixty days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

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The Funds also disclose daily up to the top 25 holdings (“top 25 holdings”) on the website of the Subadviser at http://www.flexibleplan.com.  The top 25 holdings are normally updated after the close of the current day’s trading and before the start of the next day’s trading.  The top 25 holdings for each Fund will remain posted on the Subadviser’s website for at least six months.  The Funds may provide separately to any person, including rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. the Funds’ top 25 holdings commencing the day after it is first published on the Subadviser’s website or a complete list of portfolio holdings is filed with the SEC.

In addition, the Funds’ service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Funds.  In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board.  The Trustees are responsible for managing the Funds’ business affairs and for exercising all of the Funds’ powers except those reserved to the shareholders.  A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each of the non-interested Trustees of the Trust also serve on the Boards of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex.  In addition, Mr. Rafferty serves on the Board of the Direxion Insurance Trust.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

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Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 67	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	93	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present.	93	None
Gerald E. Shanley III Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	93	None
John Weisser Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	93	Director, MainStay VP Fund Series; Director ICAP Funds, Inc; Director, The MainStay Funds; Director, Eclipse Funds, Inc.

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Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 41	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	N/A	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006
William Franca Age: 53	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Christopher Lewis Age: 39	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009– present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A
Guy F. Talarico Age: 54	Principal Financial Officer and Treasurer	One Year; Since 2008
CEO, Alaric Compliance Services, LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.
				N/A	N/A

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Secretary	One Year; Since 2004
Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Funds’ most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues.  The Nominating Committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Funds with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

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The following table shows the amount of equity securities in the portfolios of the Funds and the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2008:

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Managed Bond Fund	$0	$0	$0	$0
All-Cap Equity Fund	$0	$0	$0	$0
Market Leaders Fund	$0	$0	$0	$0
Alternative Investment Fund	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$0	$10,001 - $50,000	$0	$0

(1)The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2009:

	Aggregate Compensation From the:				Pension or Retirement Benefits Accrued As	Estimated	Aggregate Compensation From the Direxion
Name of Person, Position	Managed Bond Fund	All-Cap Equity Fund	Market Leaders Fund	Alternative Investment Fund	Part of the Trust’s Expenses	Annual Benefits Upon Retirement	Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0	$0	$0	$0

Disinterested Trustees
Daniel J. Byrne	$688	$944	$443	$558	$0	$0	$48,000
Gerald E. Shanley III	$801	$1,097	$516	$649	$0	$0	$54,500
John Weisser	$688	$944	$443	$558	$0	$0	$48,000
(1)	For the fiscal year ended August 31, 2009, trustees’ fees and expenses in the amount of $81,000 were incurred by the Trust.

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Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of November 30, 2009, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

Evolution Managed Bond Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
Trust Company of America FBO FPI2 P.O. Box 6503 Englewood, CO 80155-6503	TCAdvisors Network Inc.	CO	45.43%
Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	N/A	N/A	23.76%
MG Trust Company FBO Paragon Development Systems 700 17th Street Suite 300 Denver, CO 80202-3531	N/A	N/A	5.47%

Evolution All-Cap Equity Fund--Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	Nationwide Investment Services Corporation	OH	51.21%
Trust Company of America FBO FPI2 P.O. Box 6503 Englewood, CO 80155-6503	N/A	N/A	24.31%
Nationwide Insurance Company 1 Nationwide Plaza Columbus, OH 43218	N/A	N/A	7.96%

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Evolution Market Leaders Fund – Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
Trust Company of America FBO 75 P.O. Box 6503 Englewood, CO 80155-6503	TCAdvisors Network Inc.	CO	80.43%
Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	N/A	N/A	7.25%

Evolution Alternative Investment Fund – Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership
Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	Nationwide Investment Services Corporation	OH	51.41%
Trust Company of America FBO 75 P.O. Box 6503 Englewood, CO 80155-6503	TCAdvisors Network Inc.	CO	33.48%
Nationwide Insurance Company 1 Nationwide Plaza Columbus, OH 43218	N/A	N/A	7.91%

In addition, as of November 30, 2009, the Trustees and officers as a group owned less than 1% of the shares of each Fund.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and Rafferty, Rafferty provides a continuous investment program for a Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

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Pursuant to the Advisory Agreement, each Fund pays Rafferty at an annual rate of 1.00% based on its average daily net assets.  Prior to July 1, 2009, each Fund was responsible for its own operating expenses and Rafferty contractually agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) through July 1, 2009 to the extent that their Investor Class expenses exceeded 1.90% of average daily net assets.  Any expense waiver is subject to reimbursement by a Fund, as applicable, within the following three years if Total Annual Fund Operating Expenses, not including excluded expenses, fall below this percentage limitation.

Effective July 1, 2009, for each Fund, Rafferty is contractually obligated to pay all Fund expenses (excluding, management fees, distribution and/or service fees, shareholder service fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds).  This agreement may be terminated at any time by the Board of Trustees.

The tables below show the amount of advisory fees incurred and the amount of fees waived and/or absorbed by Rafferty for each Fund for the following fiscal years.

Evolution Managed Bond Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended August 31, 2009	$341,391	$0	$341,391
Year Ended August 31, 2008	$330,926	$48,316	$282,610
Year Ended August 31, 2007	$467,371	$1,093	$466,278

Evolution All-Cap Equity Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended August 31, 2009	$455,211	$0	$455,211
Year Ended August 31, 2008	$488,581	$41,552	$447,029
Year Ended August 31, 2007	$1,071,683	$0	$1,071,683

Evolution Market Leaders Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended August 31, 2009	$246,285	$12,223	$234,062
Year Ended August 31, 2008	$239,937	$50,055	$189,882
Year Ended August 31, 2007	$378,817	$36,463	$342,354

Evolution Alternative Investment Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Year Ended August 31, 2009	$201,909	$13,322	$188,587
Year Ended August 31, 2008	$344,332	$45,509	$298,823
Year Ended August 31, 2007(1)	$643,071	$0	$643,071
(1)	For the fiscal year ended August 31, 2007, the Advisor recouped $17,126 in expenses that were previously waived and/or reimbursed.

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The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Funds, in compliance with the 1940 Act.  The Advisory Agreement continues in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and FPI, FPI, subject to direction by Rafferty and the Board, will provide investment advice and portfolio management services to the Funds for a fee payable by Rafferty.  An investment team from FPI will manage for the Funds’ assets, under the supervision of Rafferty.  Under the Subadvisory Agreement, FPI will direct, through Rafferty, the allocation of Fund assets among specific baskets of securities, created by FPI.  Then, Rafferty will implement FPI’s investment decisions for the Fund by placing all brokerage orders for the purchase and sale of those securities.  For the investment subadvisory services provided to the Funds, Rafferty (not the Funds) will pay FPI each month based on the Funds’ prior month’s total net assets at an annualized rate of 0.60% on assets up to $250 million, 0.65% on assets between $250 million and $350 million, 0.70% on assets between $350 million and $450 million and 0.75% on assets over $450 million.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or FPI, as defined under the 1940 Act) and the shareholders of each Fund, in compliance with the 1940 Act.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, FPI or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each Fund.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by FPI.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of FPI upon termination of the Subadvisory Agreement.

Under a service agreement (“Service Agreement”) between the Trust and FPI, the Investor Class of the Trust may pay FPI an annualized fee of up to 0.40% based on the Funds’ average daily net assets attributable to FPI clients who are shareholders of a Fund and FPI may provide certain services.  FPI has advised the Trust that the fees paid under the Service Agreement are credited against advisory fees and program costs of FPI’s clients who are shareholders of the Funds.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

FPI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, FPI and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Funds to invest in securities that may be owned by the Funds, subject to certain restrictions.

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Portfolio Manager

Mr. Jerry C. Wagner and Dr. George Yang jointly serve as co-portfolio managers of the Funds.  In addition to the Funds, Mr. Wagner and Dr. Yang jointly manage the other accounts set forth below.  FPI provided the following information regarding the other accounts managed by the Funds’ portfolio managers, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of August 31, 2009.

Other Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	9,713	$274.5	0	$0

Because the other accounts listed above invest only in shares of mutual funds, FPI has not identified any material conflicts between the Funds and other accounts managed by Mr. Wagner and Dr. Yang.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.  FPI’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Rafferty.  This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of August 31, 2009, the co-portfolio mangers’ compensation was paid by FPI and not the Funds.  Their compensation primarily consists of a fixed base salary and a bonus.  The co-portfolio mangers’ fixed base salary is reviewed periodically and may be increased based on consideration of various factors including, but not limited to, each manager’s experience, overall performance, and management responsibilities.  The amounts of Mr. Wagner’s and Dr. Yang’s bonus are presently determined at the discretion of FPI.  Along with all other employees of FPI, the co-portfolio mangers may participate in the firm’s retirement plan where FPI may make matching contributions up to a defined percentage of their salary.  The co-portfolio managers’ salary, bonus, and retirement plan benefits are not based presently on the performance of the Funds or the value of assets held in the Funds’ portfolio.

As of August 31, 2009, Mr. Wagner beneficially owned the following dollar range of securities in the Funds.

Name of Fund	Dollar Range of Equity Securities in the Funds
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1 million
Managed Bond Fund					X
All-Cap Equity Fund					X
Market Leaders Fund			X
Alternative Investment Fund				X

As of August 31, 2009, Dr. Yang did not beneficially own securities in the Funds.

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Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Funds as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Funds’ investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $175,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management service fees incurred by each of the following Funds to the Administrator for the fiscal years shown.

Fiscal Period	Evolution Managed Bond Fund
Year Ended August 31, 2009	$10,611
Year Ended August 31, 2008	$13,507
Year Ended August 31, 2007	$18,917

Fiscal Period	Evolution All-Cap Equity Fund
Year Ended August 31, 2009	$14,775
Year Ended August 31, 2008	$19,921
Year Ended August 31, 2007	$32,072

Fiscal Period	Evolution Market Leaders Fund
Year Ended August 31, 2009	$7,259
Year Ended August 31, 2008	$11,421
Year Ended August 31, 2007	$17,197

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Fiscal Period	Evolution Alternative Investment Fund
Year Ended August 31, 2009	$6,638
Year Ended August 31, 2008	$14,960
Year Ended August 31, 2007	$23,237

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $525,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Funds’ assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds’ portfolios.  The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.  The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, the Funds have received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares on a no-load basis.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2009, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Investor Class Shares of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of the Investor Class Shares and the servicing and maintenance of existing shareholder accounts.  Pursuant to the Plan, a Fund may pay up to 0.25% of its Investor Class average daily net assets.  The Board of Trustees has also authorized the Funds to charge up to 0.15% of each Fund’s average Investor Class daily net assets to pay for shareholder services provided to Fund shareholders.  The Trust has entered into the Service Agreement with FPI pursuant to which the Funds may pay an annualized fee of up to 0.40% to FPI.

The Plan was approved by the Trustees, including the Independent Trustees of the Funds.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.  The Distributor, as the Funds’ principal underwriter, Rafferty and the Subadviser may have a direct or indirect financial interest in the Plan or any related agreement.

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The Plan permits payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund.  In addition, the Plan authorizes payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The table below shows the amount of 12b-1 fees incurred and the allocation of such fees by each Fund for the fiscal year ended August 31, 2009.

Fund (Investor Class)	12b-1 fees incurred
Evolution Managed Bond Fund	$85,348
Evolution All-Cap Equity Fund	$113,803
Evolution Market Leaders Fund	$61,571
Evolution Alternative Investment Fund	$50,477

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Evolution Managed Bond Fund	$0	$0	$0	$85,348	$0	$0
Evolution All-Cap Equity Fund	$0	$0	$0	$113,803	$0	$0
Evolution Market Leaders Fund	$0	$0	$0	$61,571	$0	$0
Evolution Alternative Investment Fund	$0	$0	$0	$50,477	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 5 Times Square New York, New York, 10036 is the independent registered public accounting firm for the Trust.  The Financial Statements of the Funds for the fiscal year ended August 31, 2009 have been audited by E&Y and are incorporated by reference herein, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Investor Class of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business (“Business Day”).  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded on the NASDAQ® Global Market (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

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If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used.  All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Funds’ pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

For purposes of calculating their daily NAV, the Funds typically reflect changes in their holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

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REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act which obligates the Funds to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Funds’ NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Funds determine NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of the Funds by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following the Funds’ receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases should be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account; and

•
The signatures on any written redemption request in excess of $100,000 have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

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The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Anti-Money Laundering

The Funds are required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Funds’ transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by the Funds before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER INFORMATION

Shareholder Information

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of each Fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Net investment income and any realized net capital gains are distributed as described in the Prospectus under “Distributions and Taxes.”  All distributions from each Fund normally are automatically reinvested without charge in additional shares of that Fund.

Taxes

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”).  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

Although each Fund intends to continue satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so.  The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by such other Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more Funds.
If a Fund failed to qualify for treatment as a RIC any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”) which is subject to a maximum federal income tax rate of 15% for individuals) to the extent of the Fund’s earnings and profits.  In addition, a Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

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General.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends a Fund distributes (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.  A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares.  An exchange of Fund shares for shares of another fund generally will have similar consequences.

Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

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Gains or losses (1) from the disposition of foreign currencies; (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gains from options and futures contracts a Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

“Nonequity options” (i.e., certain listed options, such as those on “broad-based” stock indices) and futures in which the Funds may invest may be “section 1256 contracts.”  Section 1256 contracts that a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which a Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  60 percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

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If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, a Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions therefrom.

Capital Loss Carryovers.  As of August 31, 2009, the following Funds had capital loss carryovers on a tax basis in the respective amounts, expiring in the indicated taxable years shown below:

	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	Total

Evolution Managed Bond Fund	$1,238,379	$596,309	$586,831	$1,226,623	$743,352	$4,391,494
Evolution All-Cap Equity Fund	$0	$0	$0	$3,893,085	$8,377,957	$12,271,042
Evolution Market Leaders Fund	$0	$0	$1,584,209	$ 94,888	$6,295,982	$7,975,079
Evolution Alternative Investment Fund	$0	$0	$0	$1,400,927	$6,768,541	$8,169,468

To the extent a Fund listed above realizes future net capital gains, those gains will be offset by any unused capital loss carryover(s).

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended August 31, 2009, are herein incorporated by reference to the Funds’ Annual Report to shareholders dated August 31, 2009.  To receive a copy of the Annual or Semi-Annual Reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

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Appendix A

Description of Corporate Bond Ratings

A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

A-2

3.
Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

A-3

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-4

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

A-5

3.
Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-6

APPENDIX B

Direxion Funds
Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues.  With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”).  ISS prepares custom research and votes per their recommendation.  If we agree with their recommendation, no action is required.  However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations.  Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.            Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below.  Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation.  Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.           Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank.  Reports are verified monthly through ISS’s Votex website.  ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year.  US Bank files the NP-X with the SEC on the Trust’s behalf.  These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:
• An auditor has a financial interest in or association with the company, and is therefore not independent;
• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
• Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
• Composition of the board and key board committees;
• Attendance at board and committee meetings;
• Corporate governance provisions and takeover activity;

B-1

• Disclosures under Section 404 of the Sarbanes-Oxley Act;
• Long-term company performance relative to a market and peer index;
• Extent of the director’s investment in the company;
• Existence of related party transactions;
• Whether the chairman is also serving as CEO;
• Whether a retired CEO sits on the board;
• Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
• Sit on more than six public company boards;
• Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:
• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
• A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:
• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
• The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
• The non-audit fees paid to the auditor are excessive;

• A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
• There is a negative correlation between chief executive pay and company performance;
• The company fails to submit one-time transfers of stock options to a shareholder vote;
• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
• The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

B-2

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

• Two-thirds independent board;
• All-independent key committees;
• Established governance guidelines;
• The company does not under-perform its peers.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
• Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
• The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
• The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
• An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

• The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
• Long-term financial performance of the target company relative to its industry;
• Management’s track record;
• Background to the proxy contest;
• Qualifications of director nominees (both slates);
• Strategic plan of dissident slate and quality of critique against management;
• Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

B-3

4. Takeover Defenses

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
• No lower than a 20 percent trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
• Market reaction - How has the market responded to the proposed deal?
• Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
• Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

• Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

B-4

7. Capital Structure

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits the repricing of stock options without prior shareholder approval;
• There is a disconnect between CEO pay and the company’s performance;
• The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
• The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:
• Stock ownership guidelines with a minimum of three times the annual cash retainer.
• Vesting schedule or mandatory holding/deferral period:
- A minimum vesting of three years for stock options or restricted stock; or
- Deferred stock payable at the end of a three-year deferral period.
• A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
• No retirement/benefits and perquisites for non-employee directors; and
• A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

B-5

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
• Purchase price is at least 85 percent of fair market value;
• Offering period is 27 months or less; and
• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:
• Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
• Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
• No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-
pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
• A trigger beyond the control of management;
• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
• The company is conducting animal testing programs that are unnecessary or not required by regulation;
• The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
• The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
• The existing level of disclosure on pricing policies;
• Deviation from established industry pricing norms;
• The company’s existing initiatives to provide its products to needy consumers;
• Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

B-6

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
• New legislation is adopted allowing development and drilling in the ANWR region;
• The company intends to pursue operations in the ANWR; and
• The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
• The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
• The company does not maintain operations in Kyoto signatory markets;
• The company already evaluates and substantially discloses such information; or,
• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

B-7

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
• Past performance as a closed-end fund;
• Market in which the fund invests;
• Measures taken by the board to address the discount; and
• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
• Performance of the fund’s net asset value;
• The fund’s history of shareholder relations;
• The performance of other funds under the advisor’s management.

B-8

PROSPECTUS

THE DIREXION FUNDS

HCM FREEDOM FUND

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

SERVICE CLASS

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

December 29, 2009

HCM Freedom Fund

In deciding whether to invest in the fund described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”).  The Direxion Funds (the “Trust”) has not authorized others to provide additional information.  The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

OVERVIEW

This Prospectus describes the HCM Freedom Fund (the “Fund”).

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the Fund’s investment adviser and Horizon Capital Management, Inc. (“HCM” or “Subadviser”) serves as the Fund’s subadviser.  (Collectively, Rafferty and HCM are referred to herein as “Advisers” in certain circumstances.)  The Fund is designed for long-term investors interested in capital appreciation with the assumption of a low-to-moderate level of market risk.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  These events and possible continued market turbulence may have an adverse effect on the Fund.

1

ABOUT THE FUND

FUND OBJECTIVE

The Fund’s investment objective is long-term capital appreciation with lower volatility than the overall market.

The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon a 60-day notice.

There is no assurance that the Fund will achieve its objective.

PORTFOLIO INVESTMENT STRATEGY

HCM employs a dynamic asset allocation strategy and has great flexibility in deciding in what to invest and when to invest, and may invest in a broad range of equity and fixed income securities, both domestically and internationally.  HCM believes that limiting losses is as important to building capital as maximizing gains and manages risk by exiting positions when HCM believes that potential portfolio gains are not sufficient to justify the potential risk of loss.  HCM attempts to identify and profit from market trends, making long investments in areas of the market that have risen somewhat and appear to offer additional upside and short investments in areas of the market which have begun to decline and appear likely to decline further.  HCM attempts to identify changing market conditions based on proprietary technical analysis of trends, relative strength of various sectors of the markets as well as seasonal considerations.  When HCM has not identified to its satisfaction areas of the market in which it feels comfortable investing, whether long or short, HCM may invest portions or all of the Fund’s assets in cash or cash equivalents for capital preservation.

The Subadviser typically chooses investment options from among market categories or investment vehicles which represent pools of securities, including major market indexes, more narrowly defined market sectors, exchange-traded funds (“ETFs”), and mutual funds, among other options.  The Fund’s portfolio is positioned in response to movements by particular indexes, market segments or even particular securities in an attempt to participate in a developing trend.  HCM may attempt to anticipate market moves and initiate appropriate action in advance of actual market movements.

The Fund’s portfolio may be traded frequently as the Subadviser attempts to position the portfolio in line with the Subadviser’s expectations for market movements.  The Fund’s portfolio turnover may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular market segments or individual issues warrant such action, and may be significant.  In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.  Buying and selling securities involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

2

CORE INVESTMENTS

The Subadviser has broad discretion in deciding in what to invest.  Unlike managers who attempt to limit risk by limiting their investment options, HCM will attempt to manage risk by alternating between investments in equity and fixed income securities, on the one hand, and defensive, cash positions on the other.  In general, the Fund’s dynamic asset allocation strategy gives the Subadviser unlimited freedom with regard to the Fund’s asset allocation and may result in the Fund investing in a broad range of equity securities of domestic and foreign companies with a wide range of market capitalizations, various market sectors and asset classes, as well as fixed income securities of varying types.

The Fund may invest in equity securities of domestic issuers, equity securities of foreign issuers, whether directly or indirectly through sponsored or unsponsored American Depository Receipts (“ADRs”), ETFs, other investment companies and foreign currencies.  ADRs are equity securities traded on U.S. exchanges that evidence ownership of foreign equities.  ETFs are derivative securities whose value tracks a well-known securities index or basket of securities.  Additionally, the equity securities in which the Fund may invest may be of varying market capitalizations, and may include large- small- and medium-capitalization companies.

The Fund may invest in fixed income securities directly or indirectly through ETFs, other investment companies and derivative instruments.  These fixed-income securities may have varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade).  The terms “investment grade” and “non-investment grade” refer to the credit quality of fixed-income securities as established by a recognized rating agency, such as Standard & Poor’s® (“S&P®”), Moody’s Investor Services© (“Moody’s”) or Fitch, Inc.© (“Fitch”).  Securities that are rated lower than investment grade, high yield securities or “junk bonds,” generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.  The Fund may invest without limit in high yield securities.

The Fund may also make both “long” and “short” investments and may use derivative instruments.  Derivative instruments, including swaps, futures and options, enable the Fund to seek greater exposure to target investments than would be available by purchasing only traditional equity and fixed-income securities. The use of these derivative securities produces economically “leveraged” investment results.  Leveraging generates returns that are more pronounced, both positively and negatively, than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.  On a daily basis, the Fund will hold U.S. government securities and repurchase agreements to collateralize these futures, options contracts and swap agreements.

The Fund’s dynamic asset allocation strategy may result in the investment of a large portion or all of the assets of the Fund in cash or cash equivalents at any given time to provide security of principal, current income and liquidity.  To earn income on available cash, a large portion or all of the assets of the Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers.

3

PRINCIPAL RISK FACTORS

An investment in the Fund entails risks.  The Fund could lose money, or its performance could trail that of other investment alternatives.  The Advisers cannot guarantee that the Fund will achieve its objective.  In addition, the Fund presents some risks not traditionally associated with most mutual funds.  It is important that investors closely review and understand these risks before making an investment in the Fund.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.  These and other risks are described below.

Risks of the Advisers’ Investment Strategy

The principal risk of investing in the Fund is that the Advisers’ dynamic asset allocation strategy will not be successful.  At any time, the Advisers will not know whether a particular signal is the start of a major or minor market move in either direction or if it will prove to be a false signal.  The Fund could be exposed to declining markets and/or could miss a market rise if the Advisers’ model does not correctly adjust to market movements.  As a result, there is no assurance that the Advisers’ dynamic asset allocation strategy will enable the Fund to be invested consistent with the major trends of the market or the Fund will achieve its investment objectives of capital appreciation.

Risks of Aggressive Investment Techniques

The Fund uses investment techniques that may be considered aggressive.  Risks associated with the use of futures contracts, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Risk of Holding Cash

One of the Fund’s strategies is to hold cash positions when the market is not producing returns greater than the short-term cash investments in which the Fund may invest.  This usually occurs when broad markets are declining rapidly.  The purpose of this strategy is to protect principal in falling markets.  There is a risk that the sections of the market in which the Fund invests will begin to rise or fall rapidly and that the Fund will not be able to sell stocks quickly enough to avoid losses, or to reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

High Portfolio Turnover

The Fund’s dynamic asset allocation strategy gives the Subadviser unlimited freedom with regard to the Fund’s asset allocation and may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.  High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to the Fund’s shareholders from distributions to them of net gains realized on the sales.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

4

Risks of Investing in Equity Securities

The Fund may invest in publicly issued equity securities, including common stocks.  Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of common stocks in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Risks of Investing in Small-Cap and Mid-Cap Companies

The Fund is subject to the risks of investing in smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, services, markets, financial resources or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Risks of Investing in Derivatives

The Fund may invest in instruments that attempt to track the price movement of underlying securities or indices.  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time.  Investments in derivatives may not correctly correlate with the price movements of the underlying index or instrument.  As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Counterparty Risks

The Fund may invest in swap agreements, which are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  Using such agreements exposes the Fund to the risk that the counterparty may default.  If the counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

Risks of Investing in Other Investment Companies

The Fund may invest in the securities of other investment companies, which may, in turn, invest in equities, bonds, and other financial vehicles.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.  As a shareholder, the Fund must rely on the investment company to achieve its investment objective.  If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.

5

Credit Risk and Lower-Quality Debt Securities

The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.  The Fund may invest up to all of its assets in securities rated below investment grade or “junk bonds.”  Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company, such as large sustained sales by major investors or a higher profile default.  These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund’s performance may vary significantly as a result.  Therefore, an investment in the Fund is subject to a higher risk of loss of principal than an investment in a fund that may not invest in lower-rated securities.

Interest Rate Risks

Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.  In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Risks of Investing in Foreign Securities

Investments in foreign securities involve greater risks than investing in domestic securities.  As a result, the Fund’s returns and NAVs may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Risks of Investing in Emerging Markets

Investments in emerging markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets are in the initial stages of industrialization and have lower per capita income.  Emerging markets are generally more volatile than the markets of developed countries with more mature economies.  Emerging markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

Swap Agreement Risks

The Fund may enter into swap agreements, which are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The risks associated with such agreements include the risk that the counterparty to a swap agreement may default.  If a counterparty defaults, the Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.  In addition, the Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

6

Leverage Risk

The Fund may employ leveraged investment techniques.  Use of leverage can magnify the effects of changes in the value of the Fund and makes them more volatile.  The leveraged investment techniques that the Fund may employ could cause investors in the Fund to lose more money in adverse environments.

Risk of Shorting Securities

The Fund may, from time to time, establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indices.  In general, when the Fund shorts securities, it borrows the securities from a broker and sells the borrowed securities.  The Fund is obligated to deliver to the broker securities that are identical to the securities sold short and will be subject to the risk of loss, which may be significant, in the event that the market value of the securities sold short plus related transaction costs exceeds the proceeds to the Fund from the short sale.  A short sale involves the theoretically unlimited risk of an increase in the market price of the security, basket of securities or index sold short, which, except in the case of a short sale “against the box,” would result in a theoretically unlimited loss.  As a consequence, the Fund will lose value if and when the price of particular securities, baskets of securities or indexes rise, a result that is the opposite from traditional equity mutual funds.  The holder of a short position is responsible for paying the dividends and interest accruing on the short position.  Because dividends and interest accruing on a short position is an expense to the Fund, the performance of the Fund may be adversely impacted by the cost of maintaining its short positions.

Risk of Non-Diversification

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities.  Since the Fund is non-diversified, its NAVs and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

7

HISTORICAL PERFORMANCE

The bar chart and performance tables below provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year and comparing its performance with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the Fund by showing its highest and lowest quarterly returns.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Year Ended December 31*

*	Year-to-date total return as of September 30, 2009 for the HCM Freedom Fund was 8.03%.

Fund	Highest Quarterly Return	Lowest Quarterly Return
HCM Freedom Fund	12.70% (2nd Quarter 2007)	-5.88% (1st Quarter 2005)

8

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception	Inception Date
HCM Freedom Fund
Return Before Taxes	-10.33%	-3.60%	12/7/04
Return After Taxes on Distributions(1)	-11.35%	-5.06%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-6.70%	-3.80%
S&P 500® Index (3)	-37.00%	-4.42%	12/7/04
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The Standard & Poor’s 500® (“S&P 500®”) Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Service Class
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None

Annual Operating Expenses(2) (expenses that are deducted from Fund assets):

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.80%
Other Expenses(2)	0.55%
Acquired Fund Fees and Expenses(3)	0.27%
Total Annual Operating Expenses(3)(4)	2.62%

(1)
You will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Fund is required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees and expenses that a fund incurs from investing in the shares of other regulated and unregulated investment companies (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Total Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.  Without Acquired Fund Fees and Expenses, the Fund’s Total Annual Fund Operating Expenses would have been 2.35%.

9

(4)
As part of the Fund’s investment strategy, it may take short positions in securities.  During the fiscal year ended August 31, 2009, the Fund did not enter into short positions and, thus, no additional expenses associated with these positions are included in the calculation above.

Expense Example

The tables below are intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.  The tables show what you would have paid if you invested $10,000 in the Fund over the periods shown and then redeemed all your shares at the end of those periods.  It also assumes that your investment has a 5% return each year and the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HCM Freedom Fund	$265	$814	$1,390	$2,954

10

About Your Investment

SHARE PRICE OF THE FUND

The Fund’s share price is known as its NAV.  The Fund’s share price is calculated after the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the New York Stock Exchange (“NYSE”) is open for business.  All shareholder transaction orders received in good form by the Fund’s transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

Share price is calculated by dividing the Fund’s net assets by its shares outstanding. The Fund uses the following methods to price securities held in its portfolio:

•
Equity securities, over-the-counter (“OTC”) securities, closed-end investment companies, ETFs, swap agreements, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such prices are unavailable, by a pricing matrix method; and

•
Securities for which reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, or the Fund or the Adviser believes the market price is stale will be valued at fair value as determined by the Adviser under the supervision of the Board of Trustees.

Fair Value Pricing

Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded.  Securities are priced at a fair value as determined by the Adviser, under the supervision of the Board of Trustees, when reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Fund calculates its NAV.  Examples of Significant Events may include:  (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.  If such Significant Events occur, the Fund may value the instruments at fair value, taking into account such events when it calculates its NAV.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  In addition, the Fund may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

11

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures.

RULE 12b-1 FEES

The Fund has adopted a distribution plan under Rule 12b-1 which allows the Fund to charge up to 1.00% of the Fund’s average Service Class daily net assets to pay for distribution and services provided to Fund shareholders.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the plan, the Fund may pay Rule 12b-1 fees in an amount up to 1.00% of the Service Class’ average daily net assets.  The Board of Trustees has authorized the Fund to pay Rule 12b-1 fees equal to 0.80% of the average daily net assets of the Service Class.  Under an agreement with the Fund, your Financial Advisor may receive these fees from the Fund.  In exchange, your Financial Advisor may provide a number of services, such as:

•	Placing your orders and issuing confirmations;

•	Providing investment advice, research and other advisory services;

•	Handling correspondence for individual accounts;

•	Acting as the sole shareholder of record for individual shareholders;

•	Issuing shareholder statements and reports; and

•	Executing daily investment “sweep” functions.

For more information on these and other services, you should speak directly to your Financial Advisor.  Your Financial Advisor may charge additional account fees for services beyond those specified above.

12

HOW TO INVEST IN SHARES OF THE FUND

You may invest in the Fund through traditional investment accounts, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans or other products available from your Financial Advisor.  Account Applications and descriptions of any service fees for retirement or other accounts are available from your Financial Advisor.  In addition, the Fund may allow for purchases through an Automatic Investment Plan.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment

The minimum initial and subsequent investments in the Fund are set forth below.

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$25,000	$100
Retirement Accounts	$25,000	$0

Rafferty may waive these minimum requirements at its discretion.  Contact your Financial Advisor for further information.

Good Form

Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds.  For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub.  An Account Application that is sent to the Fund’s transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Purchasing Shares Through Your Financial Advisor

You may purchase shares of the Fund through your Financial Advisor, who can help you complete the necessary paperwork, mail your Account Application to the Direxion Funds and place your order to purchase shares of the Fund.

Your Financial Advisor is responsible for placing orders promptly with the Fund and forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus.  Financial Advisors may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Each Financial Advisor also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction.  For more information about your Financial Advisor’s rules and procedures, you should contact your Financial Advisor directly.

13

To Purchase Shares Through The Fund’s Transfer Agent

You may also purchase shares through the Fund’s transfer agent by using the following instructions:

By Mail

•	Complete and sign your Account Application.

•	Indicate the Fund and the amount you wish to invest.

•	Mail your check (payable to “HCM Freedom Fund”) along with the completed Account Application to:

Regular Mail	Express/Overnight Mail
HCM Freedom Fund 106 Valerie Drive Lafayette, Louisiana 70508-6008	HCM Freedom Fund 106 Valerie Drive Lafayette, Louisiana 70508-6008

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

•
The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  In addition, to prevent check fraud, the Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment.

•	All purchases must be made in U.S. dollars through a U.S. bank.

•	If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Fund for any returned payment.

•	You will receive written confirmation by mail, but we do not issue share certificates.

•	The Fund’s transfer agent will verify certain information from investors as part of the Fund’s anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

14

By Bank Wire Transfer
Initial Investment – By Wire

•
If you are making an initial investment in the Fund, before you wire funds, please contact the Fund’s transfer agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery, or facsimile.  Upon receipt of your Account Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments – By Wire

Before sending your wire, please contact the Fund’s transfer agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA number: 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to the Direxion Funds
(Your name)
(Your account number)
(Name of Fund(s) to purchase) — Service Class

•	Your bank may charge a fee for such services.

•
Wired funds must be received prior to the close of regular trading (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are responsible for the consequences of delays from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Automatic Investment Plan:

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial minimum investment of $10,000, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis.  The AIP requires a minimum monthly investment of $100.  If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511.  In order to participate in the AIP, your bank or financial institution must be a member of the Automated Clearing House (“ACH”) network. The Funds may terminate or modify this privilege at any time.  You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction.  A fee, currently $25, will be imposed if your AIP transaction is returned.

15

HOW TO SELL SHARES OF THE FUND

Selling Shares Purchased Through Your Financial Advisor

If your shares of the Fund were purchased through your Financial Advisor, initiate your sales order by contacting your Financial Advisor.  Payment is normally directed to your account with your Financial Advisor.

Your Financial Advisor is responsible for placing orders promptly with the Fund.  Financial Advisors may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Each Financial Advisor also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period and may have earlier cut-off times for processing your transaction.  For more information about your Financial Advisor’s rules and procedures, you should contact your Financial Advisor directly.

Selling Shares Purchased Through The Fund’s Transfer Agent

If your shares of the Fund were purchased through the Fund’s transfer agent, initiate your sales order by using the following instructions:

Generally

•	You may sell all or part of your investment in the Fund at the next determined NAV after we receive your order.

•	Redemption proceeds from any sales of shares will normally be sent within seven days from the time the Fund receives your request in good order.

•
For investments that have been made by check, payment on sales requests may be delayed until the Fund’s transfer agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 calendar days.

•	Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank listed on the transfer agent’s records.

•
Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

•
The Fund also offers a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs.  For more information on this option, please contact the Fund at (800) 851-0511.

By Telephone or By Mail

•	Call or write the Fund (see the address and telephone number above).

•
You may sell shares of the Fund by telephone unless you declined telephone redemption privileges on your Account Application.  If you previously declined telephone redemption privileges, you may request telephone redemption privileges by sending a written request to the Fund’s transfer agent with you signature guaranteed.  If you have questions, please contact the Fund at (800) 851-0511.

16

•	IRA accounts are not eligible for telephone redemption privileges.

•	Provide your name, account number, the Fund and its number, percentage or dollar value of shares to sell. The maximum amount that may be redeemed by telephone is $100,000.

By Wire Transfer

•	Call the Direxion Funds.

•	Provide your name, account number, the Fund and its number, percentage or dollar value of shares to sell.

•
You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests.  This fee is in addition to any fees that may be imposed by your bank.

•	Your proceeds will be wired only to the bank listed on the Fund’s transfer agent’s records.

ACCOUNT AND TRANSACTION POLICIES

Order Policies

There are certain times when you may be unable to sell shares of the Fund or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings.  The Fund reserves the right to reject any purchase order or suspend offering of its shares.  Generally, the Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Fund of such trade or trades before the close of regular trading (generally 4:00 p.m. Eastern time).  In particular, financial intermediaries that transact in shares of the Fund through the Fundserv must, in many cases, notify the Fund of trades before placing them in the Fundserv system.  In the event that a financial intermediary transacts in shares of the Fund through the Fundserv system without notifying the Fund of such trades in advance, such transaction may be deemed not to have been received in good order.  In practice, this means that a confirmation from a financial intermediary is not binding on the Fund.  In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Fund shall have the right to a return of proceeds.  Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day.  Please contact your financial intermediary to determine how it processes transactions in shares of the Fund.

Telephone Transactions

For your protection, the Fund may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information.  We also may record the conversation for accuracy.  During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.  In addition, once a telephone transaction has been placed, it cannot be canceled or modified.

17

Signature Guarantees

In certain instances when you sell shares of the Fund, we will need your signature guaranteed.  Signature guarantees may be available at your bank, stockbroker or a national securities exchange.  Your signature must be guaranteed if:

•	You are changing your account ownership;

•	Your account registration or address has changed in the last 30 days;

•	Redemption proceeds are payable or sent to any person, address or bank account other than the one listed on record with the Fund;

•	The sale is greater than $100,000;

•	You are establishing or modifying certain services on an account; or

•	There are other unusual situations as determined by the Fund’s transfer agent.

Low Balance Accounts

If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Fund.  We will inform you in writing 30 days prior to selling your shares.  If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds.  We will not sell your shares if your account value falls due to market fluctuations.

Redemption In-Kind

The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio.  It is not expected that the Fund would do so except in unusual circumstances.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Excessive Trading

The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders.  The Board of Trustees has adopted a policy regarding excessive trading.  The Fund’s Subadviser generally initiates transactions in shares of the Fund.  As a result, the Fund does not currently impose any trading restrictions or redemption fees on Fund shareholders.

However, the Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices.  As approved by the Board of Trustees, these techniques may change from time to time as determined by the Fund in their sole discretion.

18

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to identify trading practices as abusive.  The Fund further reserves the right to refuse purchase requests from an account that the Fund has identified as engaging in abusive trading practices or any individuals or groups who, in the Fund’s view, are likely to engage in market timing or excessive trading.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

19

additional information

MANAGEMENT OF THE FUND

Rafferty Asset Management, LLC (“Rafferty”) provides investment services to the Fund.  Rafferty has been managing mutual funds since June 1997.  Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004.  As of September 30, 2009, the Adviser had approximately $5.8 billion in assets under management.

Under an investment advisory agreement (“Advisory Agreement”) between the Fund and Rafferty, the Fund pays Rafferty fees at an annualized rate of 1.00% of that Fund’s average daily net assets. For the fiscal year ended August 31, 2009, the Adviser received net management fees as a percentage of average daily net assets of 1.00% from the Fund.  In addition, the Adviser received a reimbursement in the amount 0.05% for expenses it previously paid on the Fund’s behalf, as permitted under the previous investment advisory agreement.

Rafferty has retained HCM to serve as Subadviser to the Fund under an investment subadvisory agreement (“Subadvisory Agreement”).  HCM is located at 106 Valerie Drive, Lafayette, LA 70508.  HCM was established in 1989 as a registered investment advisor under the Investment Advisors Act of 1940.  HCM has managed private accounts using a risk-adjusted investment strategy similar to the Fund’s.

A discussion regarding the basis on which the Board of Trustees approved the Advisory Agreement and Subadvisory Agreement is included in the Fund’s Annual Report to shareholders for the period ended August 31, 2009.

HCM manages the Fund’s assets under the supervision of Rafferty.  Under the Subadvisory Agreement, HCM is responsible for the day-to-day decision making on behalf of the Fund and directs the allocation of Fund assets among various investment vehicles selected by HCM.  Rafferty implements HCM’s allocation decisions for the Fund by placing all brokerage orders for the purchase and sale of those securities.

Dexter P. Lyons has served as the Fund’s Portfolio Manager since 2004 and is responsible for managing the assets of the Fund.  Mr. Lyons has a B.S. in Business Administration (1990) from the University of Louisiana-Lafayette, Lafayette, Louisiana.  He has been a principal of HCM since December 1990.  Mr. Lyons has also been the sole owner of Lyons Capital Management, Inc., an administrative services firm, since January 1997.

The Fund’s SAI provides additional information about Mr. Lyons’ compensation and his ownership of securities in the Fund.  Mr. Lyons does not manage any accounts other than Fund.

20

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports are available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions

The Fund distributes dividends from its net investment income, and any realized net capital gains, at least annually, though the Fund may make distributions more frequently.

Net investment income generally consists of interest income and dividends received on investments, less expenses.  The Fund realizes capital gains when it sells its portfolio assets for a profit.  The tax consequences will vary depending on how long the Fund held the assets that were sold, not how long you held your Fund shares.  Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income).  Gains on sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates (a maximum of 15% for individual shareholders).  The Fund does not seek to provide distributions of long-term capital gains.

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested in additional Fund shares automatically at NAV unless you request otherwise in writing.  Normally, distributions are taxable to shareholders per share received in cash or reinvested.  If you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

The following table illustrates the potential tax consequences for taxable accounts:

Type of Transaction	Tax Status*
Dividend (other than “qualified dividend income” (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*Tax consequences for tax-deferred retirement accounts (such as IRAs) or non-taxable shareholders may be different.  You should consult your tax specialist for more information about your personal situation.

21

QDI consists of dividends the Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period, debt-financing and other requirements regarding the stock on which the dividends were paid.  The Fund’s dividends attributable to its “QDI” are subject to the long-term capital gains rate, a maximum federal rate of 15% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares.  These special rules generally apply to taxable years beginning before January 1, 2011.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions.  Normally, distributions are taxable in the year you receive them.  However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of the Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 28% of all dividends and other distributions and sale proceeds payable to you.  If you are otherwise subject to backup withholding, we also are required to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions.  Any tax withheld may be applied against your tax liability when you file your tax return.

MASTER/FEEDER OPTION

The Fund may in the future operate under a master/feeder structure.  This means that the Fund would be a “feeder” fund that attempts to meet its objective by investing all its investable assets in a “master” fund with the same investment objective.  The “master” fund would purchase securities for investment.  It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Fund.  If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Fund without seeking shareholder approval.  However, the Trustees’ approval will be given only if the investments in the master fund(s) is (are) in the best interests of the Fund and its shareholders.  In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.  You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your fund.

22

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class shares of the HCM Freedom Fund outstanding for the periods indicated.  The information shown below was audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.  Certain information reflects financial results for a single Service Class share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

			Net Realized	Net Increase
	Net Asset		and	(Decrease)	Dividends		Net Asset
	Value,	Net	Unrealized	in Net Asset	from Net		Value,
	Beginning	Investment	Gain (Loss)	Value Resulting	Investment	Total	End	Total
Year/Period	of Year/Period	Income (Loss)3	on Investments4	from Operations	Income	Distributions	of Year/Period	Return5
HCM Freedom Fund
Year ended August 31, 2009	$ 14.68	$ 0.01	$ 0.40	$ 0.41	$ (0.62)	$ (0.62)	$ 14.47	2.83%
Year ended August 31, 2008	17.46	0.06	(0.70)	(0.64)	(2.14)	(2.14)	14.68	(4.43%)
Year ended August 31, 2007	18.11	0.34	(0.11)	0.23	(0.88)	(0.88)	17.46	1.32%
Year ended August 31, 2006	18.91	0.40	(1.08)	(0.68)	(0.12)	(0.12)	18.11	(3.61%)
December 7, 20048 to August 31, 2005	20.00	0.11	(1.20)	(1.09)	-	-	18.91	(5.45%)	2

		Ratios to Average Net Assets
						Net
						Investment
						Income (Loss)
	Net Assets,	Including Short Dividends		Excluding Short Dividends		After Expense		Portfolio
	End of	Total	Net	Total	Net	Reimbursement/		Turnover
Year/Period	Year/Period (,000)	Expenses1	Expenses1	Expenses1	Expenses1	Recoupment1		Rate6
HCM Freedom Fund
Year ended August 31, 2009	$ 25,209	-	-	2.42%	2.43%	0.05%		1,311%
Year ended August 31, 2008	25,517	-	-	2.50%	2.45%	0.35%		2,886%
Year ended August 31, 2007	28,642	-	-	2.18%	2.18%	1.98%		4,042%
Year ended August 31, 2006	53,753	-	-	2.22%	2.12%	2.14%		3,065%
December 7, 20048 to August 31, 2005	140,786	2.31%	2.11%	2.30%	2.10%	0.82%	7	2,215%	2

1 Annualized.
2 Not annualized.
3 Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
4 The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
5 All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
6  Portfolio turnover is calculated without regard to short-term securities having a maturity of  less than one year.  Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities.  The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

7 Net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for the period ended August 31, 2005 was 0.83%.
8 Commencement of operations.

23

MORE INFORMATION ON
THE HCM FREEDOM FUND

Statement of Additional Information (“SAI”):  The Fund’s SAI contains more information on the Fund and their investment policies.  The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus).  A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders: The Fund’s reports provide additional information on its investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Fund’s performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:  HCM Freedom Fund
     106 Valerie Drive
     Lafayette, Louisiana 70508-6008

Call:  (800) 851-0511

By Internet:   www.direxionfunds.com

These documents and other information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the EDGAR Database on SEC’s website at http://www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New Jersey 11530

SEC File Number: 811-8243
P R O S P E C T U S December 29, 2009 THE DIREXION FUNDS HCM Freedom Fund Service Class 33 Whitehall Street, 10th Floor New York, New York 10004 (800) 851-0511

DIREXION FUNDS

HCM Freedom Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to the Service Class of the HCM Freedom Fund (the “Fund”).

This SAI dated December 29, 2009 is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus dated December 29, 2009.  This SAI is incorporated herein by reference into the Fund’s Prospectus.  In other words, it is legally part of the Fund’s Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number above.

Dated:  December 29, 2009

Page
THE DIREXION FUNDS	1

CLASSIFICATION OF THE FUND	1

INVESTMENT POLICIES AND TECHNIQUES	1

INVESTMENT RESTRICTIONS	19

PORTFOLIO TRANSACTIONS AND BROKERAGE	20

PORTFOLIO HOLDINGS INFORMATION	21

MANAGEMENT OF THE TRUST	22

DETERMINATION OF NET ASSET VALUE	31

REDEMPTIONS	32

Redemption In-Kind	32
Redemptions by Telephone	33
Receiving Payment	33

i

Anti-Money Laundering	33

SHAREHOLDER INFORMATION	34

Shareholder Information	34

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	34

Dividends and Other Distributions	34
Taxes	34

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, one of which is currently offered in this SAI.  This SAI relates only to the HCM Freedom Fund (the “Fund”).  Effective April 28, 2006, the trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

The Fund currently offers a single class of shares, the Service Class.  Service Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge but are subject to a distribution and service fee.

CLASSIFICATION OF THE FUND

The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  The Fund is considered “non-diversified” because a relatively high percentage of their assets may be invested in the securities of a limited number of issuers.  To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

The Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The Fund, however, intends to meet certain diversification standards at the end of each quarter of their taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Fund may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of its objectives.

This section provides a detailed description of the securities in which the Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Fund.

1

American Depositary Receipts (“ADRs”)

The Fund may invest in ADRs and sell ADRs short.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Fund.

Asset-Backed Securities

The Fund may invest in of asset-backed securities of any rating or maturity to a limited extent.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  The Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely the Fund’s ability to resell when it deems advisable to do so.

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Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services©, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

The Fund may invest in investment grade corporate debt securities.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  The Fund may also invest in unrated debt securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid-and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

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Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that an investor could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks. The Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Fund may invest in the lowest credit rating category.

Preferred Stock. The Fund may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Warrants and Rights.  The Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

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Foreign Securities

The Fund may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of an investor, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

The Fund may purchase and hold illiquid investments.  The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC, the Fund’s investment adviser (“Rafferty” or “Adviser”) has determined under Board-approved guidelines are liquid.  The Fund does not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund may not be able to sell illiquid investments when Rafferty or Horizon Capital Management (“HCM” or “Subadviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  (Collectively, Rafferty and HCM are referred to herein as “Advisers” in certain circumstances.)  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

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Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

The Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

The Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”).  SPDRs® represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange (“AMEX”).  The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index.  SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Fund may invest in DIAMONDS®.  DIAMONDS represent an investment in a unit investment trust (“DIAMONDS Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average® (“DJIA®”).  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®.  The DIAMONDS Trust’s shares trade on the AMEX.  An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.  Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

The Fund may invest in NASDAQ-100 Index® Tracking Stock, often referred to as QQQQs®.  QQQQs® represent ownership in the NASDAQ-100® Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (NASDAQ-100®”) and whose shares trade on the AMEX.  The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®.  QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

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Investments in SPDRs®, DIAMONDS® and QQQQs® are considered investments in other investment companies discussed below.

The Fund may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

Junk Bonds

The Fund may invest in lower-rated debt securities of any maturity, often called “junk bonds.”

“Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Mortgage-Backed Securities

The Fund may invest to a limited extent in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees.  The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

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Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  The Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that an investor may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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Options, Futures and Other Derivative Strategies

General.  The Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to the registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)                Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction.  The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in a strategy being unsuccessful.

(2)                Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

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(3)                As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)                Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

The exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that the Fund may buy or sell.

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Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

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Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Other Investment Companies

The Fund may invest in securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund currently intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week.  Under a repurchase agreement, the Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  The Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

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The Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Short Sales

The Fund may engage in short sale transactions under which it sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed stock, the Fund will:  (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

The Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

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The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations.  The Fund will not enter into any swap agreement unless Rafferty or the Subadviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where Rafferty or the Subadviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

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Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are supported only by the credit of the corporation.  In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments.  The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so.  A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

On September 7, 2008, Fannie Mae© and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae© and Freddie Mac’s© assets and property and putting Fannie Mae© and Freddie Mac© in a sound and solvent condition.  Under the conservatorship, the management of Fannie Mae© and Freddie Mac was replaced.  Additionally, the U.S. Treasury reported that Fannie Mae© and Freddie Mac© are expected to gradually reduce their mortgage-backed security portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship.  First, the U.S. Treasury and FHFA established the Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury received senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac© maintained a positive net worth.  Fannie Mae© and Freddie Mac’s© common and preferred shareholders will bear any losses ahead of the new government senior preferred shares.  Second, the U.S. Treasury established a new secured lending credit facility made available to Fannie Mae© and Freddie Mac© to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009.  Also, the U.S. Treasury initiated a program to purchase Fannie Mae© and Freddie Mac© mortgage-backed securities through December 31, 2009, to aid mortgage affordability. No assurance can be given that the initiatives disclosed above will be successful or will continue.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

The Fund may invest in zero-coupon bonds of any rating or maturity.

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Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing.  The Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in the Fund’s NAV and on its investments.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  The Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  The Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing any combination of short-term government securities and cash as collateral with the Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While the Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  The Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on four business days’ notice or by the borrower on one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and the Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Fund currently has no intention of lending its portfolio securities.

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Portfolio Turnover.  The Trust anticipates that the Fund will have very high portfolio turnover due to the active management of its portfolio.  The Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of the Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero.  However, the Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to the Fund’s shareholders from the Fund’s distributions of the increase capital gains recognized as a result of that trading.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s after-tax performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of the Fund, has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

The Fund shall not:

1.    Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.    Underwrite securities of any other issuer.

3.    Purchase, hold, or deal in real estate or oil and gas interests.

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4.    Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Fund may make short sales of securities.

5.    Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.    Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7.    Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.    Concentrate its investments in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  The SEC staff has taken the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its net assets are invested in issuers within the same industry.

The Fund had adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof:

Not withstanding any other limitation, the Fund may invest all of its investable assets in an open end management investment company with the same limitations as the Fund.  For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty and/or the Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.

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When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty and/or the Subadviser.

In effecting portfolio transactions for the Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund, Rafferty and/or the Subadviser, as applicable, from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Subadviser may use research and services provided to it by brokers in servicing the Fund; however, not all such services may be used by Rafferty and/or the Subadviser in connection with the Fund.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Fund or the subadvisory fees to be paid by Rafferty.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by the Fund for the following fiscal years are shown in the table below.

HCM Freedom Fund	Brokerage Fees Paid
Fiscal Year Ended August 31, 2009	$60,981
Fiscal Year Ended August 31, 2008	$157,162
Fiscal Year Ended August 31, 2007	$128,394

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Fund’s portfolio investments to ensure that such disclosure is in the best interests of the Fund’s shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Fund.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

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From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, the Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, the Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Fund.  In no event shall the Advisers, their affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Fund’s shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of the Fund are managed by or under the direction of the Board.  The Trustees are responsible for overseeing the Fund’s business affairs and for exercising all the powers of the Fund except those reserved to the shareholders.  A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each of the non-interested Trustees of the Trust also serve on the Boards of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex.  In addition, Mr. Rafferty serves on the Board of the Direxion Insurance Trust.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

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Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 67	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	93	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	93	None

Gerald E. Shanley III Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	93	None

John Weisser Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	93	Director, MainStay VP Fund Series; Director ICAP Funds, Inc; Director, The MainStay Funds; Director, Eclipse Funds, Inc.

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Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 41	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A

William Franca Age: 53	Executive Vice President - Head of Distribution	One Year; Since 2006	Senior Vice President - National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A

Christopher Lewis Age: 39	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009– present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Guy F. Talarico Age: 54	Principal Financial Officer and Treasurer	One Year; Since 2008
CEO, Alaric Compliance Services, LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.
				N/A	N/A

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Secretary	One Year; Since 2004
Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).
			N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent-registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Fund’s most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues.  The Nominating Committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Fund with attention to the Nominating Committee Chair.  The recommendations must include the following preliminary information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

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The following table shows the amount of equity securities in the Fund and the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2008:

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
HCM Freedom Fund	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Complex(1)	$0	$10,001 - $50,000	$0	$0
(1)
The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 and the Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2009.

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Disinterested Trustees
Daniel J. Byrne	$634	$0	$0	$48,000
Gerald E. Shanley III	$736	$0	$0	$54,500
John Weisser	$634	$0	$0	$48,000

(1)	For the fiscal year ended August 31, 2009, trustees’ fees and expenses in the amount of $81,000 were incurred by the Trust.

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Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a fund’s outstanding shares.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a fund.  As of November 30, 2009, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

HCM Freedom Fund – Service Class

Name and Address	Parent Company	Jurisdiction	% Ownership
Dexter P. Lyons & Deidre B. Lyons JTWROS 106 Valerie Drive Lafayette, LA 70508-6008	N/A	N/A	12.04%

In addition, as of November 30, 2009, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty and Rafferty Capital Markets, LLC. through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement between the Trust, on behalf of the Fund, and Rafferty (“Advisory Agreement”), Rafferty provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services.  The Trust bears all other expenses that are not assumed by Rafferty.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Fund pays Rafferty at an annual rate of 1.00% based on its average daily net assets.  Prior to July 1, 2009, the Fund was responsible for its own operating expenses and Rafferty voluntarily agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) to the extent that the Fund’s Total Annual Fund Operating Expenses exceeded 2.45% of average daily net assets for the period ended July 1, 2009.  If overall expenses fell below this percentage limitation, then the Fund may reimburse Rafferty within the following three years.

Effective July 1, 2009, Rafferty is contractually obligated to pay all Fund expenses (excluding, management fees, distribution and/or service fees, shareholder service fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds).  This agreement may be terminated at any time by the Board of Trustees.

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The table below shows the amount of advisory fees incurred by the Fund and the amount of fees waived and/or reimbursed by Rafferty for the following fiscal years.

HCM Freedom Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Fiscal Year Ended August 31, 2009	$246,309	$0	$246,309(1)
Fiscal Year Ended August 31, 2008	$285,224	$14,325	$270,899
Fiscal Year Ended August 31, 2007	$401,675	$0	$401,675
(1)	For the fiscal year ended August 31, 2009, the Advisor recouped $13,020 in expenses that were previously waived and/or reimbursed.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Fund, in compliance with the 1940 Act.  The Advisory Agreement continues in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and HCM, 106 Valerie Drive, Lafayette, LA 70508, HCM, subject to direction by Rafferty and the Board, will provide investment advice and portfolio management services to the Fund for a fee payable by Rafferty.  A portfolio manager from HCM will manage the Fund’s assets, under the supervision of Rafferty.  Under the Subadvisory Agreement, a portfolio manager from HCM is responsible for the day-to-day decision making on behalf of the Fund and will direct, through Rafferty, the allocation of Fund assets among various baskets of securities, created by HCM.  Then, Rafferty will implement HCM’s investment decisions for the Fund by placing all brokerage orders for the purchase and sale of those securities.  For the investment subadvisory services provided to the Fund, out of its advisory fee, Rafferty will pay HCM 0.60% of the Fund’s average daily net assets computed and paid monthly.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or HCM, as defined under the 1940 Act) and the shareholders of the Fund, in compliance with the 1940 Act.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, HCM or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Fund.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or the Trust, or a 90-day written notice by HCM.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of HCM upon termination of the Subadvisory Agreement.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon them by their agreements with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

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HCM shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, HCM and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.

Portfolio Manager

Dexter P. Lyons is co-owner of Horizon Capital Management, Inc. and serves as portfolio manager for the Fund.  As of August 31, 2009, Mr. Lyons’ does not manage any accounts other than the HCM Freedom Fund.

Because Mr. Lyons does not manage any accounts other than the Fund, HCM has not identified any material conflicts associated with the management of the Fund.

As of August 31, 2009, the Mr. Lyons’ compensation was paid by HCM and not the Fund.  For his compensation as portfolio manager of the Fund, Mr. Lyons receives a fixed-salary that is based on industry standards, in addition to receiving a portion of any firm profit as a co-owner of HCM.  Along with all employees of HCM, Mr. Lyons participates in HCM’s SEP-IRA plan in which HCM makes equal contributions for all employees, subject to the limits allowed by law.

Mr. Lyon’s beneficially owned over $5 million of securities in the Fund as of August 31, 2009.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Fund.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to the Fund.

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Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $175,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management service fees incurred by the Fund to the Administrator for the fiscal years shown.

HCM Freedom Fund	Fees paid to the Administrator
Fiscal Year Ended August 31, 2009	$8,073
Fiscal Year Ended August 31, 2008	$13,117
Fiscal Year Ended August 31, 2007	$16,429

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $525,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Fund’s assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Fund’s portfolios.  The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which the Fund may invest.  In recognition of this revenue, the Fund has received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Fund.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2009, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust with respect to other series of the Trust.  Mr. Rafferty is an affiliated person of the distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Service Class Shares of the Fund pursuant to which the Fund may pay certain expenses incurred in the distribution of the Service Class Shares and the servicing and maintenance of existing shareholder accounts.  Pursuant to the Plan, the Fund may pay Rule 12b-1 fees up to 1.00% of its average daily net assets.  The Direxion Board of Trustees has authorized the Fund to pay Rule 12b-1 fees equal to 0.80% of the average daily net assets of the Service Class.  Under an agreement with the Fund, your Financial Advisor may receive those fees from the Fund.  In exchange, your Financial Advisor may provide a number of services as described in the Prospectus.

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The Plan was approved by the Trustees, including the Independent Trustees of the Fund.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Trustees will review quarterly and annually a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.  The Distributor, as the Fund’s principal underwriter, Rafferty and the Subadviser may have a direct or indirect financial interest in the Plan or any related agreement.

The 12b-1 fee incurred by the Fund for the fiscal year ended August 31, 2009 was $197,047.  The table below shows the allocation of such 12b-1 fees paid by the Fund for the last fiscal year.

	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
HCM Freedom Fund	$0	$0	$0	$197,047	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 5 Times Square New York, New York, 10036, is the independent registered public accounting firm for the Trust.  The Financial Statements of the Fund for the fiscal year ended August 31, 2009 have been audited by E&Y and are incorporated by reference herein, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business (“Business Day”).  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used.  All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.  For purposes of determining NAV per share of the Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at the mean between the last bid and asked quotations.

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The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Fund’s pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

For purposes of calculating its daily NAV, the Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, the Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on the Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, the Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act which obligates the Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

32

Redemptions by Telephone

Shareholders may redeem shares of the Fund by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following the Fund’s receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases may be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account; and

•
The signatures on any written redemption request in excess of $100,000 have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as Transfer Agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of Fund shareholders.

Anti-Money Laundering

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Fund’s Customer Identification Program, the Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

33

SHAREHOLDER INFORMATION

Shareholder Information

Each share of the Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of the Fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or the Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Dividends from net investment income and realized net capital gains are distributed as described in the Prospectus under “Distributions and Taxes.”  All distributions from the Fund normally are automatically reinvested without charge in additional shares of the Fund.

Taxes

Regulated Investment Company Status.  The Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”).  If the Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, the Fund will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders for that year.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  For the Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

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Although the Fund intends continue to satisfy all the foregoing requirements, there is no assurance that the Fund will be able to do so.  The investment by the Fund primarily in options and futures positions entails some risk that the Fund might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by such other funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification the Fund.
If the Fund failed to qualify for treatment as a RIC any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”) which is subject to a maximum federal income tax rate of 15% for individuals) to the extent of the Fund’s earnings and profits.  In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends the Fund distributes (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of the Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.  A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares.  An exchange of Fund shares for shares of another Fund generally will have similar consequences.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from options and futures the Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

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“Nonequity options” (i.e., certain listed options, such as those on “broad-based” stock indices)  and futures in which the Fund may invest may be “section 1256 contracts.”  Section 1256 contracts that the Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which the Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

If a call option written by the Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If the Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and the Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by the Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If the Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract entered into by the Fund or a related person with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

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The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Fund.  No attempt is made to present a complete explanation of the Federal tax treatment of the Fund’s and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and to distributions therefrom.

Capital Loss Carryovers.  As of August 31, 2009, the accumulated capital loss carryovers were as follows:

Capital Loss Expiring	8/31/2014	8/31/2015	8/31/2016	8/31/2017	Total

HCM Freedom Fund	$8,842,217	$5,679,579	$1,637,612	$5,404,099	$21,563,507

To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended August 31, 2009, are herein incorporated by reference to the Fund’s Annual Report to Shareholders dated August 31, 2009.  To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

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Appendix A

Description of Corporate Bond Ratings

A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•  Nature of and provisions of the obligation;
•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.
Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

A-3

•  Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
•  The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
•  The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

A-4

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-5

Note
Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.
Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-6

APPENDIX B

Rafferty Asset Management, LLC
Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues.  With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”).  ISS prepares custom research and votes per their recommendation.  If we agree with their recommendation, no action is required.  However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.    Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations.  Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.    Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below.  Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation.  Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.    Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank.  Reports are verified monthly through ISS’s Votex website.  ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year.  US Bank files the NP-X with the SEC on the Trust’s behalf.  These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

B-1

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
• Sit on more than six public company boards;
• Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:
• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
• A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:
• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
• The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
• The non-audit fees paid to the auditor are excessive;

B-2

• A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
• There is a negative correlation between chief executive pay and company performance;
• The company fails to submit one-time transfers of stock options to a shareholder vote;
• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
• The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

• Two-thirds independent board;
• All-independent key committees;
• Established governance guidelines;
• The company does not under-perform its peers.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
• Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
• The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
• The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
• An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

B-3

• The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
• Long-term financial performance of the target company relative to its industry;
• Management’s track record;
• Background to the proxy contest;
• Qualifications of director nominees (both slates);
• Strategic plan of dissident slate and quality of critique against management;
• Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
• No lower than a 20 percent trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

B-4

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
• Market reaction - How has the market responded to the proposed deal?
• Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
• Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

• Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

B-5

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits the repricing of stock options without prior shareholder approval;
• There is a disconnect between CEO pay and the company’s performance;
• The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
• The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:
• Stock ownership guidelines with a minimum of three times the annual cash retainer.
• Vesting schedule or mandatory holding/deferral period:
- A minimum vesting of three years for stock options or restricted stock; or
- Deferred stock payable at the end of a three-year deferral period.
• A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
• No retirement/benefits and perquisites for non-employee directors; and
• A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
• Purchase price is at least 85 percent of fair market value;
• Offering period is 27 months or less; and
• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:
• Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

B-6

• Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
• No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-
pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
• A trigger beyond the control of management;
• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
• The company is conducting animal testing programs that are unnecessary or not required by regulation;
• The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
• The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
• The existing level of disclosure on pricing policies;
• Deviation from established industry pricing norms;
• The company’s existing initiatives to provide its products to needy consumers;
• Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

B-7

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
• New legislation is adopted allowing development and drilling in the ANWR region;
• The company intends to pursue operations in the ANWR; and
• The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
• The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
• The company does not maintain operations in Kyoto signatory markets;
• The company already evaluates and substantially discloses such information; or,
• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

B-8

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
• Past performance as a closed-end fund;
• Market in which the fund invests;
• Measures taken by the board to address the discount; and
• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
• Performance of the fund’s net asset value;
• The fund’s history of shareholder relations;
• The performance of other funds under the advisor’s management.

B-9

PROSPECTUS

Investor Class

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

PSI Core Strength Fund
PSI Macro Trends Fund
PSI Total Return Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

December 29, 2009

In deciding whether to invest in the fund described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”).  The Direxion Funds (the “Trust”) has not authorized others to provide additional information.  The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

i

OVERVIEW

This Prospectus describes the PSI Core Strength Fund (the “Core Strength Fund”), the PSI Macro Trends Fund (the “Macro Trends Fund”) and the PSI Total Return Fund (the “Total Return Fund”) (each a “Fund” and collectively, the “Funds”) of the Direxion Funds (formerly, the Potomac Funds).

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the Funds’ investment adviser and Portfolio Strategies, Inc. serves as the Funds’ subadviser (“PSI” or “Subadviser”).  (Collectively, Rafferty and PSI are referred to herein as “Advisers” in certain circumstances.)

The Core Strength Fund seeks to achieve returns equal to or better than the return of the broad U.S. stock market as measured by the S&P 500® Index over a full market cycle.

The Macro Trends Fund seeks to implement short or long strategies to achieve capital appreciation.

The Total Return Fund seeks income plus capital appreciation.

There is no assurance that the Funds will achieve their objectives.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  These events and possible continued market turbulence may have an adverse effect on the Funds.

1

ABOUT THE FUNDS

PSI CORE STRENGTH FUND

Fund Objective

The PSI Core Strength Fund seeks to achieve returns equal to or better than the return of the broad U.S. stock market as measured by the S&P 500® Index over a full market cycle.

The term “core” in the Core Strength Fund’s name refers to the core categories in which it invests.  These core categories are described in the Portfolio Investment Strategy section below and consist of the primary asset classes.

The Core Strength Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Subadviser monitors the activity levels of institutional investors using a proprietary “Institutional Participation Index” to determine the percentage, if any, of the Core Strength Fund’s assets to invest in a category.  The Institutional Participation Index identifies trends by measuring the degree and rate of change of institutional investor activity in the categories defined below.  When the Institutional Participation Index indicates an increase in institutional participation in a category, the Subadviser determines the percentage of the Core Strength Fund’s assets to be invested in such category by analyzing the potential benefit of the increase on the category.

The Fund uses a model based on calendar effects research which has determined that long-established patterns of institutional investor behavior, driven by and related to accounting periods, tax events and other calendar-related phenomenon, have demonstrable and well-recognized effects on market liquidity and volatility.  These seasonal patterns show that different investments may be more promising at various times throughout the year.  This calendar effects analysis may be combined with a momentum analysis to establish a higher or lower allocation in these favored market segments.

Separately, the Fund also uses quantitative, trend and relative strength analysis among the five market segments of fixed income, balanced, international, growth and value.  This strategy will remain close to 100% invested, and may be slightly leveraged under unusual circumstances.

The Core Strength Fund invests primarily in ETFs selected from a core set of categories consisting of domestic and international equities, including sub-sectors, hard assets (such as energy, real estate, precious metals, etc.) and interest rates (through fixed income instruments and currencies, etc.)

In addition to investing in ETFs to gain exposure to a category, the Core Strength Fund may invest directly in the securities of companies in that category or it may invest in other investment companies, as well as enter into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.

2

As part of its investment strategy, the Core Strength Fund may invest in money market funds or other short-term interest-bearing instruments.  These instruments are typically short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by one of the Advisers to present minimal credit risk.  They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations.  As a result, up to 100% of the Core Strength Fund’s assets may be invested in cash or cash equivalents at any given time.  If the Core Strength Fund has significant investments in cash or cash equivalents, it may not achieve its investment objective.  In addition, the Core Strength Fund holds U.S. government securities and repurchase agreements to collateralize its investments in futures and options contracts and swap agreements.

The Core Strength Fund is a ‘‘non-diversified’’ fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Risk Factors

An investment in the Core Strength Fund is subject to the following risks, as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of the Subadviser’s Investment Strategy, High Portfolio Turnover, Risks of Aggressive Investment Techniques, Risks of Investing in Equity Securities, Risks of Investing in Small and Mid-Capitalization Companies, Risks of Investing in ETFs, Risks of Investing in Other Investment Companies, Counterparty Risks, Risks of Non-Diversification, Investment Company Risk, Sector Risk, Risks of Investing in Foreign Securities, Risks of Investing in Emerging Markets, Credit Risk, Interest Rate Change Risk and Currency Exchange Rates Risk.

PSI MACRO TRENDS FUND

Fund Objective

The PSI Macro Trends Fund seeks to implement short or long strategies to achieve capital appreciation.

The term “macro” in the Macro Trends Fund’s name refers to its focus on the broad macroeconomic environment.  A macro strategy focuses on broad trends and is generally distinguished from a strategy which focuses on the prospects of particular companies or issuers.

Long strategies are designed to profit from a rise in the value of a relevant financial instrument while short strategies are designed to profit from a decline in the value of the particular instrument.  The Subadviser will create long or short positions which reflect the Subadviser’s prediction for the market direction of the instrument.

The Macro Trends Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

3

Portfolio Investment Strategy

The Subadviser utilizes a multi-faceted approach in managing the Macro Trends Fund.

One strategy involves analysis of the business cycle for each major global market segment (a “Segment”).  Historical market data is compared to current market data to determine the phase of the business cycle for each Segment.  Examples of Segments include the U.S., Europe, Asia and Latin America.  The strength of each Segment’s currency is assessed relative to the U.S. dollar.  Generally, when the U.S. dollar is falling relative to a Segment’s currency, investments in that Segment become more attractive or when the U.S. dollar is rising relative to a Segment, investments in that Segment become less attractive.

Technical and quantitative analysis is then used to identify individual sectors and/or securities in attractive Segments.  The analysis includes a review of estimated corporate earnings at a macro level (not for an individual company), anticipated inflation and interest rates, consumer risk tolerances and the status of the market.  In addition, the analysis attempts to identify whether a particular sector or security has exhibited a cyclical pattern in the past and analyzes price movement and volume.

Based on these analyses, the Segments are ranked in an attempt to predict whether the market is in an “uptrend,” “downtrend” or “trading range.”  A “trading range” is one that is neither materially gaining nor declining.  The portfolio is positioned more aggressively when the metrics indicate that the macroeconomic environment is highly predictive of a particular market direction and when its various indicators are providing consistent information.

A portion of the Fund’s portfolio may also be positioned to tactically tilt toward the style box (growth vs. value and large vs. small-cap) that is expected to have the most upside potential based on the market's economic and interest rate cycles.  Economic trends are analyzed relative to corporate earnings, attempting to identify market sectors that have above-average earnings relative to valuations.  The performance differential between equities in different countries is also important to the analysis.

A portion of the Fund’s portfolio will also be positioned in light of then current asset allocation recommendations from institutional managers specializing in aggressive growth investing.  The inclusion of particular institutional managers in the consensus is based, in part, on the manager’s long-term performance, experience, risk management and quality of research.

The Macro Trends Fund invests significantly in domestic and foreign securities and ETFs, futures contracts on stock indices, swap agreements, options on futures contracts and financial instruments (such as options on securities and stock indices).

Because the Macro Trends Fund uses aggressive investment techniques such as engaging in short positions, futures, swaps and options transactions, it is designed principally for experienced investors.  These types of investments produce economically “leveraged” investment results.  Leveraging allows the Subadviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the Macro Trends Fund’s investments.

As a part of its investment strategy and during periods in which the Macro Trends Fund has limited market exposure, the Macro Trends Fund may invest in money market funds or other short-term interest-bearing instruments.  These instruments are typically short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by one of the Advisers to present minimal credit risk.  They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations.  As a result, up to 100% of the Macro Trends Fund’s assets may be invested in cash or cash equivalents at any given time.  If the Macro Trends Fund has significant investments in cash or cash equivalents, it may not achieve its investment objective.  In addition, the Macro Trends Fund holds U.S. government securities and repurchase agreements to collateralize its investments in futures and options contracts and swap agreements.

4

The Macro Trends Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Risk Factors

An investment in the Macro Trends Fund is subject to the following risks, as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of the Subadviser’s Investment Strategy, High Portfolio Turnover, Risks of Aggressive Investment Techniques, Risks of Investing in Equity Securities, Risks of Investing in Small and Mid-Capitalization Companies, Risks of Investing in ETFs, Risks of Investing in Other Investment Companies, Counterparty Risks, Risks of Non-Diversification, Investment Company Risk, Sector Risk, Risks of Investing in Foreign Securities, Risks of Investing in Emerging Markets, Currency Exchange Rates Risk, Risk of Shorting Instruments, and Leverage Risk.

PSI TOTAL RETURN FUND

Fund Objective

The PSI Total Return Fund seeks income plus capital appreciation.

The Total Return Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Total Return Fund attempts to exceed the total return of the Barclays Capital Aggregate Bond Index (formerly known as the Lehman U.S. Aggregate Bond Index) (the “Aggregate Index”) over a complete market cycle.  The Total Return Fund considers a “complete market cycle” to be a period of time, typically in years, that encompasses both a bull market (periods of uptrending markets) and a bear market (periods of downtrending markets).  For example, the 5-year period during 2000-2004 contained both up markets and down markets and is considered by the Total Return Fund to be a “complete market cycle.”

The Aggregate Bond Index is composed of over 2,000 investment-grade debt securities, including mortgage-backed, corporate and government-backed issues.  The Total Return Fund is neither sponsored by nor affiliated with Barclays Capital.

The Total Return Fund attempts to mirror the quality and average duration and maturity of the Aggregate Bond Index.  As a result, the Total Return Fund generally limits its investments in fixed income securities to securities rated investment-grade at the time of purchase.  In addition, the Total Return Fund generally targets an average duration of about four years and an average maturity of approximately seven years.  Should the target average duration and maturity of the Aggregate Bond Index change, the Total Return Fund would adjust its targets accordingly.

5

The Total Return Fund invests less than 10% of its assets in derivatives of the Aggregate Index (“Aggregate Index Derivatives”) that closely track its value.  The remainder of the Total Return Fund’s assets will be invested in equity and fixed income securities and ETFs using strategies that are designed to add income plus capital appreciation to the Total Return Fund in addition to the gains or losses received from holding the Aggregate Index Derivatives.  The Subadviser selects investments for the Total Return Fund based on quantitative analysis, and focuses predominantly on credit spreads, volatility and interest rates.

Credit spreads measure the difference in yield between corporate bonds and government securities of the same maturity.  As the yields between the two instruments become closer, the credit spread is said to narrow and generally indicates an investment environment that is positive toward risk-taking.  In this scenario, the Total Return Fund will likely have more exposure to equity and fixed income securities and ETFs.  As the difference in the yields increases, the credit spread is said to widen and generally indicates an investment environment where investors are cautious and may begin to reduce their allocation to more aggressive or “risky” assets.  In this scenario, the Total Return Fund will likely have a smaller percentage of its assets in equity and fixed income securities and ETFs.

Market volatility measures the likelihood that the equity market will experience large variations on a given day.  The Subadviser monitors equity volatility on a daily basis.  Generally, as market volatility drops, the Total Return Fund will have a larger percentage of its assets invested in equity securities and ETFs.  During periods when volatility is increasing, the Total Return Fund will have a smaller percentage of its assets in equity securities and ETFs.

The Subadviser monitors interest rates by examining the yield curve.  A declining interest rate environment is generally favorable to interest-bearing investments like the Aggregate Index.  However, when interest rates rise, the price of such investments typically falls.  As a result, during periods of rising interest rates, the Total Return Fund may hedge its interest rate exposure, typically by creating short positions in U.S. Treasury futures.  The Total Return Fund may invest up to 30% of its net assets in such futures.

Based on the interaction between these three factors, the Subadviser will adjust the Total Return Fund’s exposure to equity and fixed income securities, ETFs and U.S. Treasury futures.  The Subadviser determines the individual securities and ETFs to purchase by analyzing relative price momentum.  The Subadviser’s relative price momentum analysis seeks to use publicly available information including previous prices, returns and/or trading volumes to identify market sectors or individual securities that have exhibited strong performance in prior periods as compared to other investment opportunities.  The Subadviser generally holds the sectors or individual securities identified during its relative price momentum analysis until another sector or individual security exhibits stronger performance.

As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest in high quality money market instruments that are short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by one of the Advisers to present minimal credit risk.  They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations.  As a result, up to 100% of the Total Return Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defenses purposes.  If the Total Return Fund has significant investments in cash and cash equivalents, it may not achieve its investment objective.

The Total Return Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

6

Risk Factors

An investment in the Total Return Fund is subject to the following risks, as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of the Subadviser’s Investment Strategy, High Portfolio Turnover, Risks of Aggressive Investment Techniques, Risks of Investing in Equity Securities, Risks of Investing in Small and Mid-Capitalization Companies, Risks of Investing in ETFs, Risks of Investing in Other Investment Companies, Counterparty Risks, Risks of Non-Diversification, Investment Company Risk, Sector Risk, Credit Risk, Interest Rate Changes Risk,

PRINCIPAL RISK FACTORS

An investment in a Fund entails risks.  A Fund could lose money, or its performance could trail that of other investment alternatives.  Neither PSI nor Rafferty can guarantee that the Funds will achieve their objectives.  In addition, the Funds present some risks not traditionally associated with most mutual funds.  It is important that investors closely review and understand these risks before making an investment in the Funds.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds.  These and certain other risks are described below.

Risks of the Subadviser’s Investment Strategy

While the Subadviser seeks to take advantage of investment opportunities for a Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund.  The Subadviser will change a Fund’s portfolio in response to market conditions that are unpredictable and may expose a Fund to greater market risk than other mutual funds.  There is no assurance that the Subadviser’s investment strategy will enable a Fund to achieve its investment objectives.

High Portfolio Turnover

A Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.  High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders from distributions to them of net gains realized on the sales.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Risks of Aggressive Investment Techniques

The Funds use investment techniques which may be considered aggressive, including investments in derivatives.  The derivative instruments in which a Fund may invest include: (1) futures contracts; (2) swap agreements; and (3) options on securities, securities indices and futures contracts.  Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time.  In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index.  This will increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  As a result, a Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

7

Risks of Investing in Equity Securities

A Fund may invest in publicly issued equity securities, including common stocks.  Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of common stocks in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Risks of Investing in Small and Mid-Capitalization Companies

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies.  Investments in mid-cap companies involve less risk than investing in small-cap companies.  Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.  Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Risks of Investing in ETFs

An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares potentially may trade at a discount or a premium in market price if there is a limited market in such shares.  Investments in ETFs are subject to brokerage and other trading costs as the Advisers trade in and out of a fund, which could result in greater expenses to the Fund.  They also are subject to investment advisory and other expenses, which a Fund would directly bear.  Finally, because the value of ETF shares depends on the demand in the market, the Advisers may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Risks of Investing in Other Investment Companies

A Fund may invest in the securities of other investment companies, which may, in turn, invest in equities, bonds, and other financial vehicles.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.  As a shareholder, a Fund must rely on the investment company to achieve its investment objective.  If the investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance.

8

Counterparty Risks

The Funds may invest in swap agreements, which are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  Using such agreements exposes a Fund to the risk that the counterparty may default.  If the counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

Risks of Non-Diversification

Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities.  Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Investment Company Risk

The Funds’ Subadviser has limited experience managing the investment portfolio of a registered investment company, or mutual fund, which is highly regulated by federal securities laws.  This limited experience may cause a Fund to under-perform or lose money.

Sector Risk

At any given time, a Fund may be subject to sector risk.  Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole.  A Fund is not limited with respect to sectors in which it can invest.  If the Subadviser allocates more of a Fund’s assets to a particular economic sector, its overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

Risks of Investing in Foreign Securities

Investments in foreign securities involve greater risks than investing in domestic securities.  As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Risks of Investing in Emerging Markets

A Fund may invest in issuers located in emerging markets.  Investments in emerging markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets are in the initial stages of industrialization and have lower per capita income.  Emerging markets are generally more volatile than the markets of developed countries with more mature economies.  Emerging markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

9

Credit Risk

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations that are issued or guaranteed by the U.S. government.  However, certain U.S. government obligations that are not backed by the full faith and credit of the U.S. government entail more risk because there can be no assurance that the U.S. government will provide financial support to the U.S. government-sponsored agencies or instrumentalities that back such securities.

Interest Rate Changes Risk

Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.  In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Currency Exchange Rates Risk

Changes in foreign currency exchange rates will affect the value of what a Fund owns and its share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.

Risks of Shorting Instruments (Macro Trends Fund)
The Macro Trends Fund may use short positions.  Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices.  A short sale involves unlimited risk of loss because the price of an instrument may continue to rise. As a consequence, instruments held short will lose value if and when their prices rise – a result that is the opposite from traditional mutual funds.  The holder of a short position is responsible for paying the dividends and interest accruing on the short position.  Because dividends and interest accruing on a short position is an expense to the Macro Trends Fund, its performance may be adversely impacted by the cost of maintaining short positions.

Leverage Risk   (Macro Trends Fund)
Use of leverage can magnify the effects of changes in the value of the Macro Trends Fund and make it more volatile.  The leveraged investment techniques that the Macro Trends Fund employs could cause investors to lose more money in adverse environments.  The Macro Trends Fund’s use of leverage means that it will incur financing charges which will affect its performances.  As interest rates rise, the cost of executing the Macro Trend Fund’s investment strategies will rise as well.

10

HISTORICAL PERFORMANCE

The bar chart and performance tables below provide some indication of the risks of investing in the Funds comparing their performance with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the Funds by showing their highest and lowest quarterly returns.  The Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

PSI Core Strength Fund
Calendar Year Total Returns as of December 31*
*   Year-to-date total return as of September 30, 2009 for the Core Strength Fund was 11.48%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

Core Strength Fund	7.77% (3rd quarter 2008)	-10.53% (1st quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception	Inception Date
Core Strength Fund
Return Before Taxes	-22.10%	-9.86%	1/8/07
Return After Taxes on Distributions(1)	-22.18%	-10.72%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-14.37%	-8.74%
S&P 500® Index(3)	-37.00%	-18.52%	1/8/07
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The Standard & Poor’s 500® (“S&P 500®”) Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

11

PSI Macro Trends Fund
Calendar Year Total Returns as of December 31*
* Year-to-date total return as of September 30, 2009 for the Macro Trends Fund was 21.42%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

Macro Trends Fund	17.44% (3rd quarter 2008)	-19.92% (4th quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception	Inception Date
Macro Trends Fund
Return Before Taxes	-37.46%	-21.56%	1/8/07
Return After Taxes on Distributions(1)	-37.79%	-22.16%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-24.35%	-18.22%
S&P 500® Index(3)	-37.00%	-18.52%	1/8/07
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The Standard & Poor’s 500® (“S&P 500®”) Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

12

PSI Total Return Fund
Calendar Year Total Returns as of December 31*
* Year-to-date total return as of September 30, 2009 for the Total Return Fund was 2.95%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

Total Return Fund	2.32% (3rd quarter 2008)	-7.05% (4th quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception	Inception Date
Total Return Fund
Return Before Taxes	-12.32%	-3.30%	1/8/07
Return After Taxes on Distributions(1)	-12.99%	-4.09%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-7.96%	-3.09%
Barclays Capital U.S. Aggregate Bond Index(3)	5.24%	5.95%	1/8/07
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman U.S. Aggregate Bond Index) is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.  The performance of the index does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  For each Fund, the expenses below are based on actual expenses incurred during the fiscal year ended August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None

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Annual Operating Expenses (expenses that are deducted from Fund assets):

	PSI Core Strength Fund	PSI Macro Trends Fund	PSI Total Return Fund
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(2) (Includes Shareholder Services Fee of 0.15%)	0.60%	0.60%	0.60%
Acquired Fund Fees and Expenses(3)	0.29%	0.29%	0.18%
Total Annual Operating Expenses(3)(4)	2.14%	2.14%	2.03%

(1)
You will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees and expenses that a Fund incurs from investing in the shares of other registered and unregistered investment companies (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Total Annual Fund Operating Expenses in the table above include Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.85% for each Fund.

(4)
As part of their investment strategy, the Funds may take short positions in securities.  During the fiscal year ended August 31, 2009, the Funds did not enter into short positions and, thus, no additional expenses associated with these positions are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The table shows what you would have paid if you invested $10,000 in the Funds over the periods shown and then redeemed all your shares at the end of those periods.  It also assumes that your investment has a 5% return each year and the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
PSI Core Strength Fund	$217	$670	$1,149	$2,472
PSI Macro Trends Fund	$217	$670	$1,149	$2,472
PSI Total Return Fund	$206	$637	$1,093	$2,358

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ABOUT YOUR INVESTMENT

SHARE PRICE OF THE FUNDS

Each Fund’s share price is known as its net asset value per share (“NAV”). Each Fund’s share price is calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the New York Stock Exchange (“NYSE”) is open for business.  All shareholder transaction orders received in good form by the Fund’s transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

Share price is calculated by dividing each Fund’s net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•
Equity securities, over-the-counter (“OTC”) securities, closed-end investment companies, ETFs, swap agreements, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method; and

•
Securities for which reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, or the Fund or the Adviser believes the market price is stale will be valued at fair value estimates by the Adviser under the supervision of the Board of Trustees.

Fair Value Pricing

Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded.  Securities are priced at a fair value as determined by the Adviser under the supervision of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs.  Examples of Significant Events may include (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.  If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

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Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

RULE 12b-1 FEES AND SHAREHOLDER SERVICES FEES

The Funds have adopted an Investor Class distribution plan under Rule 12b-1 which allows each Fund to charge up to 0.25% of that Fund’s average Investor Class daily net assets to pay service fees for distribution and services provided to Fund shareholders.  The Board of Trustees has also authorized the Funds to charge up to 0.15% of each Fund’s average Investor Class daily net assets to pay for shareholder services provided to Fund shareholders.  Because the 12b-1 fees and shareholder services fees are paid out of the Funds’ Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO INVEST IN SHARES OF THE FUNDS

Clients of PSI may invest in the Funds through traditional investment accounts, individual retirement accounts (“IRAs”) (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans.  Applications and descriptions of any service fees for retirement or other accounts are available directly from the Direxion Funds.  You may invest directly with the Funds or through certain financial intermediaries.  Any transaction effected through a financial intermediary may be subject to a processing fee.  In addition, the Funds may allow for purchases through an Automatic Investment Plan.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment

The minimum initial and subsequent investments set forth below may be invested in as many of the Direxion Funds as you wish.  However, you must invest at least $1,000 in any one of the Direxion Funds.  For example, if you decide to invest $10,000 in three of the Direxion Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$10,000	$1,000
Retirement Accounts	$10,000	$ 0

Rafferty may waive these minimum requirements at its discretion. Contact Rafferty for further information.

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Good Form

Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc); and is accompanied by sufficient purchase proceeds.  For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub.  An Account Application that is sent to the Funds’ transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Purchasing Shares

By Mail:

•	Complete and sign your Account Application.

•	Indicate the Fund and the amount you wish to invest.

•	Mail your check (payable to “Direxion Funds”) along with the completed Account Application to:

Regular Mail	Express/Overnight Mail
Direxion Funds - Investor Class	Direxion Funds- Investor Class
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	Mutual Fund Services - 3rd Floor
Milwaukee, Wisconsin 53201-0701	615 East Michigan Street
Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

•
The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment.

•	All purchases must be made in U.S. dollars through a U.S. bank.

•	If your check does not clear, you will be charged a $25.00 fee. In addition, you may responsible for losses sustained by a Fund for any returned payment.

•	You will receive written confirmation by mail, but we do not issue share certificates.

•	The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

By Bank Wire Transfer:

Initial Investment – By Wire

If you are making an initial investment in the Funds, before you wire funds, please contact the Funds’ transfer agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery, or facsimile.  Upon receipt of your Account Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments – By Wire

Before sending your wire, please contact the Funds’ transfer agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA number 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to the Direxion Funds
(Your name)
(Your account number)
(Name of Fund(s) to purchase)--Investor Class

•	Your bank may charge a fee for such services.

•
Wired funds must be received prior to the close of regular trading (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are responsible for the consequences of delays from the banking or Federal Reserve.

By Telephone:

•
Investors may purchase additional shares of the Funds by calling the Funds at (800) 851-0511.  If you elected this option on your account application and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Each telephone purchase order must be a minimum of $1,000.  Your shares will be purchased at the NAV calculated on the day your order is placed, provided that your order is received prior to the close of regular trading (generally 4 p.m., Eastern time).

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Through Financial Intermediaries:

•	Select financial intermediaries are authorized to offer Investor Class shares.

•	These financial intermediaries can help you complete the necessary paperwork, mail your Account Application to the Direxion Funds and place your order to purchase Investor Class shares of the Funds.

•
Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction.  For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Automatic Investment Plan:

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial minimum investment of $10,000, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis.  The AIP requires a minimum monthly investment of $1,000.  If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511.  In order to participate in the AIP, your bank or financial institution must be a member of the Automated Clearing House (“ACH”) network. The Funds may terminate or modify this privilege at any time.  You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction.  A fee, currently $25, will be imposed if your AIP transaction is returned.

HOW TO EXCHANGE SHARES OF THE FUNDS

You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Direxion Fund (including Direxion Funds not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges. To make an exchange:

•	Write or call the Direxion Fund’s transfer agent or your financial intermediary.

•	Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

•	The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

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•	You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

•
You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.  If you previously declined telephone exchange privileges and would like to add this option to your account, please contact the Fund at (800) 851-0511 for instructions.

•	You may exchange through the Internet by visiting the Direxion Funds’ website at www.direxionfunds.com and activating your account.

HOW TO SELL SHARES OF THE FUNDS

Generally

•	You may sell all or part of your investment in the Funds at the next determined net asset value after we receive your order.

•	Redemption proceeds from any sales of shares will normally be sent within seven days from the time a Fund receives your request in good order.

•
For investments that have been made by check, payment on sales requests may be delayed until the Direxion Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by the Funds, which may require up to 10 calendar days.

•	Your proceeds will be sent via check, wire or electronic funds transfer through the Automated Clearing House (“ACH”) network using the address or bank listed on the transfer agent’s records.

•
Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

•
The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs.  For more information on this option, please contact the Funds at (800) 851-0511.

By Telephone or By Mail

•	Call or write the Funds (see the address and telephone number above).

•
You may sell shares of the Funds by telephone unless you declined telephone redemption privileges on your Account Application.  If you initially declined this option and wish to add telephone redemption privileges at a later date, please contact the Funds at (800) 851-0511.

•	IRA accounts are not eligible for telephone redemption privileges.

•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell. The maximum amount that may be redeemed by telephone is $100,000.

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By Wire Transfer

•	Call the Direxion Funds.

•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

•
You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests.  This fee is in addition to any fees that may be imposed by your bank.

•	Your proceeds will be wired only to the bank listed on the Funds’ transfer agent’s records.

Through Financial Intermediaries

•	Select financial intermediaries can place your order to sell shares of the Funds.

•	Payment can be directed to your account normally within three business days after a broker or dealer places your order.

ACCOUNT AND TRANSACTION POLICIES

Order Policies

Because the Funds are designed to be used exclusively in managed account programs directed by PSI, the Funds reserve the right to reject any purchase from persons or entities who are not clients of PSI.

There are certain times when you may be unable to sell Investor Class shares of the Funds or proceeds may be delayed.  This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings.  The Funds reserve the right to reject any purchase order or suspend offering of their shares.  Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Funds of such trade or trades before the close of regular trading (generally 4:00 p.m. Eastern time).  In particular, financial intermediaries that transact in shares of the Funds through Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system.  In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good form.  In practice, this means that a confirmation from a financial intermediary is not binding on the Funds.  In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is cancelled, the Funds shall have the right to a return of proceeds.  Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day.  Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

21

Telephone Transactions

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy.  During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.  In addition, once a telephone transaction has been placed, it cannot be canceled or modified.

Signature Guarantees

In certain instances when you sell shares of the Funds, we will need your signature guaranteed.  Signature guarantees may be available at your bank, stockbroker or a national securities exchange.  A notary public cannot guarantee signatures.  Your signature must be guaranteed if:

•	You are changing your account ownership;

•	Your account registration or address has changed in the last 30 days;

•	Redemption proceeds are payable and sent to any person, address or bank account other than the one listed on record with the Funds;

•	The sale is greater than $100,000;

•	You are establishing or modifying certain services on an account; or

•	There are other unusual situations as determined by the Funds’ transfer agent.

Low Balance Accounts

If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds.  We will inform you in writing 30 days prior to selling your shares.  If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds.  We will not sell your shares if your account value falls due to market fluctuations.

Redemptions In-Kind

The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio.  It is not expected that the Funds would do so except in unusual circumstances.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Excessive Trading

The Funds are intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders.  The Board of Trustees has adopted a policy regarding excessive trading.  The Funds are designed primarily for participants in PSI’s wrap account or other investment programs, in which the Funds’ Subadviser generally initiates transactions in shares of the Funds.  As a result, the Funds do not currently impose any trading restrictions or redemption fees on Fund shareholders.

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However, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices.  As approved by the Board of Trustees, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive.  The Funds further reserve the right to refuse purchase requests from an account that a Fund has identified as having engaged in abusive trading practices or any individuals or groups who, in the Funds’ view, are likely to engage in market timing or excessive trading.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receive purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

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ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds.  Rafferty has been managing mutual funds since June 1997.  Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004.  As of September 30, 2009, the Adviser had approximately $5.8 billion in assets under management.

Under an investment advisory agreement (“Advisory Agreement”) between the Trust and Rafferty, the Funds pay Rafferty fees at an annualized rate of 1.15% of each Fund’s average daily net assets.  For the fiscal year ended August 31, 2009, the Adviser received net management fees as a percentage of average daily net assets of 1.12% from the Core Strength Fund and the Total Return Fund, and 1.09% from the Macro Trends Fund.  Effective December 15, 2009, the Funds will pay Rafferty fees at an annualized rate of 1.00% of each Fund’s average daily net assets.

Rafferty has retained PSI to serve as Subadviser to the Funds under an investment subadvisory agreement (“Subadvisory Agreement”).  PSI is located at 1724 West Union, Suite 200, Tacoma, Washington 98402.  PSI was founded in 1982 and, as of September 30, 2009, manages in excess of $236 million in client assets.  It is expected that the assets in the Funds will come from individuals with whom PSI has a contractual relationship pursuant to which PSI provides investment management services for a fee.  In addition to the subadvisory fee, PSI may receive from the Trust Rule 12b-1 and/or Shareholder Service Fees for providing certain shareholder services to clients of PSI who are shareholders in the Funds.  PSI reduces any amounts due PSI under contractual relationships with its clients by amounts received from Rafferty and the Funds.

A discussion regarding the basis on which the Board of Trustees approved the Advisory Agreement and Subadvisory Agreement is included in the Funds’ Annual Report to shareholders for the period ended August 31, 2009.

PSI will manage the Funds’ assets under the supervision of Rafferty.  Under the Subadvisory Agreement, PSI will direct the allocation of Fund assets among specific asset categories and/or securities selected by PSI.  Rafferty will implement PSI’s decisions by placing brokerage orders for the purchase and sale of those securities.

An investment committee of PSI employees has the day-to-day responsibility for managing the Funds.  All members share equal responsibility in managing the Funds and an individual committee member may make decisions regarding a Fund’s investments.  David Jajewski and Bill Whatmough serve on the investment committee for the Macro Trends Fund and Total Return Fund, and Messrs. Jajewski and Whatmough and Chris Kimble serve on the investment committee for the Core Strength Fund.

Mr. Jajewski joined PSI in 2001 and has been serving as a managing partner and chief operating officer since 2004.  He has served as a Portfolio Manager of the Funds since their inception.  As managing partner and chief operating officer, Mr. Jajewski is responsible for all aspects of the day-to-day operations of PSI in addition to his portfolio management responsibilities to the Funds.  Prior to becoming a managing partner and chief operating officer, Mr. Jajewski was a senior vice president.  Mr. Jajewski operated his own business as an independent registered representative (broker) from 1987-2001 where he worked with clients to help them define and achieve their financial goals.  He began representing PSI in 1991, and in 1995, he helped to create the Variable Products Division.  He holds a degree in economics from Ripon College.

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Mr. Whatmough began managing assets in 1992 and has been a money manager with PSI since 1995.  Prior to joining PSI, he was a vice president of Underwriting and an Actuarial Consultant at Pierce County Medical Bureau for more than 15 years.  Mr. Whatmough holds a Bachelor of Science in Mathematics from Hillsdale College in Hillsdale, Michigan.

Mr. Kimble has served as Portfolio Manager of the Core Strength Fund since 2008.  He has also served as Senior Vice President of Strategic Business Development for PSI for the past five years.  Prior to joining PSI, Mr. Kimble owned Kimble Investment Strategies, a financial planning firm for individuals and businesses.  Mr. Kimble holds a Bachelor of Science in Business and Psychology from Emporia State University in Emporia, Kansas.

The Funds’ SAI provides additional information about the investment committee members’ compensation, other accounts they manage and their ownership of Fund shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports are available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes dividends from its net investment income, and any realized net capital gains, at least annually, though a Fund may make distributions more frequently.

Net investment income generally consists of interest income and dividends received on investments, less expenses.  A Fund realizes capital gains when it sells its portfolio assets for a profit.  The tax consequences will vary depending on how long a Fund held the assets that were sold, not how long you held your Fund shares.  Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income).  Gains on sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates (a maximum of 15% for individual shareholders).  Each Fund does not seek to provide distributions of long-term capital gains.

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested in additional Fund shares automatically at the NAV unless you request otherwise in writing.  Normally, distributions are taxable to shareholders per share received in cash or reinvested.  If you elect to receive distributions from a Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the applicable Funds’ then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

25

Taxes

The following table illustrates the potential tax consequences for taxable accounts:

Type of Transaction	Tax Status*
Dividend (other than qualified dividend income (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*Tax consequences for tax-deferred retirement accounts (such as IRAs) or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period, debt-financing and other requirements regarding the stock on which the dividends were paid.  A Fund’s dividends attributable to its “QDI” are subject to the long-term capital gains rate, a maximum federal rate of 15% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares.  These special rules generally apply to taxable years beginning before January 1, 2011.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions.  Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 28% of all distributions and redemption proceeds otherwise payable to you.  If you are otherwise subject to backup withholding, we also are required to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions.  Any tax withheld may be applied against your tax liability when you file your tax return.

26

MASTER/FEEDER STRUCTURE OPTION

A Fund may in the future operate under a master/feeder structure.  This means that a Fund would be a “feeder” fund that attempts to meet its objective by investing all its investable assets in a “master” fund with the same investment objective.  The “master” fund would purchase securities for investment.  It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds.  If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval.  However, the Trustees’ approval will be given only if the investments in the master fund(s) is (are) in the best interests of each Fund and its shareholders.  In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.  You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your fund.

27

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of each Fund outstanding for the periods indicated.  The information for the periods shown below was audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, are included in the Annual Report, which is available upon request.  Certain information reflects financial results for a single Investor Class share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Year/Period	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)3	Net Realized and Unrealized Gain (Loss) on Investments4	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return5		Net Assets, End of Year/Period (,000)	Ratios to Average Net Assets
															Net Investment Income (Loss) After Expense Reimbursement/ Recoupment1	Portfolio Turnover Rate6

													Total Expenses1	Net Expenses1

PSI Core Strength Fund
Year ended August 31, 2009	$ 17.48	$ (0.01)	$ (0.77)	$ (0.78)	$ -	$ -	$ (0.04)	$ (0.04)	$ 16.66	(4.43%)		$ 27,989	2.05%	2.00%	(0.10%)	2,328%
Year ended August 31, 2008	20.11	0.08	(1.67)	(1.59)	-	(0.84)	(0.20)	(1.04)	17.48	(8.44%)		20,222	2.09%	2.00%	0.43%	2,509%
January 8, 20077 to August 31, 2007	20.00	0.22	(0.11)	0.11	-	-	-	-	20.11	0.55%	2	24,628	2.18%	2.00%	1.70%	935%	2

PSI Macro Trends Fund
Year ended August 31, 2009	16.33	0.05	(2.54)	(2.49)	(0.15)	(0.01)	(0.02)	(0.18)	13.66	(15.03%)		29,522	2.07%	2.00%	0.39%	429%
Year ended August 31, 2008	19.42	0.22	(2.72)	(2.50)	(0.13)	(0.46)	-	(0.59)	16.33	(13.28%)		33,982	2.03%	2.00%	1.20%	304%
January 8, 20077 to August 31, 2007	20.00	(0.03)	(0.55)	(0.58)	-	-	-	-	19.42	(2.90%)	2	41,070	2.03%	2.00%	(0.26%)	926%	2

PSI Total Return Fund
Year ended August 31, 2009	20.00	0.16	(1.98)	(1.82)	(0.15)	-	(0.02)	(0.17)	18.01	(9.13%)		31,527	2.04%	2.00%	0.88%	271%
Year ended August 31, 2008	20.53	0.38	0.17	0.55	(0.67)	(0.41)	-	(1.08)	20.00	2.66%		33,334	2.01%	2.00%	1.84%	90%
January 8, 20077 to August 31, 2007	20.00	0.33	0.20	0.53	-	-	-	-	20.53	2.65%	2	30,453	2.11%	2.00%	2.57%	191%	2

1	Annualized.
2	Not annualized.
3	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
4	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
5	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
6
Portfolio turnover is calculated without regard to short-term securities having a maturity of  less than one year.  Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities.  The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

7	Commencement of operations.

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MORE INFORMATION ON
THE DIREXION FUNDS

Statement of Additional Information (“SAI”):  The Funds’ SAI contains more information on the Funds and their investment policies.  The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus).  A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:        Direxion Funds
                        P.O. Box 701
                        Milwaukee, Wisconsin  53201-0701

Call:               (800) 851-0511

By Internet:  www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-08243
P R O S P E C T U S Investor Class 33 Whitehall Street, 10th Floor New York, New York 10004 (800) 851-0511 PSI Core Strength Fund PSI Macro Trends Fund PSI Total Return Fund December 29, 2009

DIREXION FUNDS

PSI Core Strength Fund
PSI Macro Trends Fund
PSI Total Return Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York  10004

(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, which offers a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to the Investor Class of the PSI Core Strength Fund (the “Core Strength Fund”), the PSI Macro Trends Fund (the “Macro Trends Fund”) and the PSI Total Return Fund (the “Total Return Fund”) (each a “Fund” and collectively, the “Funds”).

This SAI dated December 29, 2009 is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated December 29, 2009.  This SAI is incorporated by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated:  December 29, 2009

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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	36
Dividends and Other Distributions	36
Taxes	36
FINANCIAL STATEMENTS	39

APPENDIX A	A-1
APPENDIX B	B-1

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THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, three of which are offered in this SAI.  Effective April 28, 2006, the Trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates only to the Core Strength Fund, the Macro Trends Fund and the Total Return Fund of the Direxion Funds.  The Funds currently offer Investor Class shares.

CLASSIFICATION OF THE FUND

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  Each Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that the Funds assume large positions in the securities of a small number of issuers, a Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

Each Fund may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of its objective.

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It also may result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Funds.

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American Depositary Receipts (“ADRs”)

Each Fund may invest in ADRs and sell ADRs short.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Bank Obligations

Money Market Instruments.  Each Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  Each Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.

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Corporate Debt Securities

Each Fund intends to limit its investments in corporate debt securities to short-term, high quality investment grade securities.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.  Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Each Fund may invest in common stock, convertible securities, preferred stock, warrants or other equity securities when consistent with its objective.

Common Stocks.  Each Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

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Preferred Stock.  Each Fund may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Warrants and Rights.  Each Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

Each Fund may have exposure to foreign securities through investments in foreign companies, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments.  Each Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid.  The Funds, however, do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

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Each Fund may not be able to sell illiquid investments when Rafferty and/or Portfolio Strategies, Inc. (“PSI” or “Subadviser”), as applicable, considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  (Collectively, Rafferty and PSI are referred to herein as “Advisers” in certain circumstances.)  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

Each Fund may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

Each Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”).  SPDRs® represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange® (“AMEX®”).  The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index.  SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Each Fund may invest in DIAMONDS®.  DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial AverageSM (“DJIA®”).  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®.  The DIAMONDS Trust’s shares trade on the AMEX®.  An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.  Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

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Each Fund may invest in NASDAQ-100 Index Tracking Stock® (“QQQQs®”).  QQQQs® represent ownership in the NASDAQ-100 Trust®, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (“NASDAQ-100®”) and whose shares trade on the AMEX®.  The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®.  QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in SPDRs®, DIAMONDS® and QQQQs® are considered investments in other investment companies discussed below.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors.  In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®”), Federal National Mortgage Association (“Fannie Mae©”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©”), but may also be issued or guaranteed by other private issuers. Ginnie Mae® is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  Fannie Mae© is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are supported only by the credit of the corporation.  In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments.  The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so.  A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

On September 7, 2008, Fannie Mae© and Freddie Mac© were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae© and Freddie Mac’s© assets and property and putting Fannie Mae© and Freddie Mac© in a sound and solvent condition.  Under the conservatorship, the management of Fannie Mae© and Freddie Mac was replaced.  Additionally, the U.S. Treasury reported that Fannie Mae© and Freddie Mac© are expected to gradually reduce their mortgage-backed security portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

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The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship.  First, the U.S. Treasury and FHFA established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury received senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac© maintained a positive net worth.  Fannie Mae© and Freddie Mac’s© common and preferred shareholders will bear any losses ahead of the new government senior preferred shares.  Second, the U.S. Treasury established a new secured lending credit facility made available to Fannie Mae© and Freddie Mac© to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009.  Also, the U.S. Treasury initiated a program to purchase Fannie Mae© and Freddie Mac© mortgage-backed securities through December 31, 2009, to aid mortgage affordability. No assurance can be given that the initiatives disclosed above will be successful or will continue.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  The Funds will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to Ginnie Mae® certificates, although Ginnie Mae® guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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Options, Futures and Other Strategies

General.  Each Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, each Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, a Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)    Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty and/or the Subadviser may still not result in a successful transaction.  The Advisers may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

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(2)    Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)    As described below, each Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)    Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Funds to an obligation to another party.  Each Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets as cover or held in accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

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Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

Each Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

The exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

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Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

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No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

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Combined Positions.  Each Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

Each Fund may invest in the securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.

Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week.  Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

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A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

Each Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of each Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which it sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

Each Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

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Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of each Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for each Fund’s illiquid investment limitations.  A Fund will not enter into any swap agreement unless Rafferty or the Subadviser believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into a swap agreement in circumstances where Rafferty or the Subadviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

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U.S. Government Securities

Each Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Other Investment Risks and Practices

Borrowing.  Each Fund may borrow money to facilitate management of its portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

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Lending Portfolio Securities.  Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business day notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Funds currently has no intention of lending its portfolio securities.

Portfolio Turnover.  The Trust anticipates that each Fund will have very high portfolio turnover due to the active management of its portfolio.  A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero.  However, each Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions of the increase capital gains recognized as a result of that trading.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of the Funds, has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Each Fund has adopted the following fundamental investment limitations:

Each Fund shall not:

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1.  Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.  Underwrite securities of any other issuer.

3.  Purchase, hold, or deal in real estate or oil and gas interests.

4.  Pledge, mortgage, or hypothecate the Fund’s assets, except: (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.  Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; and (3) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 4 and 9; and (3) the Fund may make short sales of securities.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund.  For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty and/or the Funds’ Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up.

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When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty or PSI.

In effecting portfolio transactions for the Funds, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Rafferty and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Funds’ Subadviser may use research and services provided to it by brokers in servicing all the Funds of the Trust; however, not all such services may be used by Rafferty and/or the Funds’ Subadviser in connection with the Funds.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Rafferty.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by the each Fund for the following fiscal periods are shown in the table below.

Core Strength Fund	Brokerage Fees Paid
Fiscal Year Ended August 31, 2009	$117,632
Fiscal Year Ended August 31, 2008	$125,842
January 8, 2007 – August 31, 2007	$ 22,455

Macro Trends Fund	Brokerage Fees Paid
Fiscal Year Ended August 31, 2009	$ 48,390
Fiscal Year Ended August 31, 2008	$ 47,117
January 8, 2007 – August 31, 2007	$115,574

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Total Return Fund	Brokerage Fees Paid
Fiscal Year Ended August 31, 2009	$ 27,214
Fiscal Year Ended August 31, 2008	$ 38,493
January 8, 2007 – August 31, 2007	$ 13,855

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interests of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, the Funds’ service providers, such as, custodian, administrator, transfer agent, distributor, legal counsel and independent accounting firm may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Funds, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

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MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board.  The Trustees are responsible for managing the Funds’ business affairs and for exercising all of the Funds’ powers except those reserved to the shareholders.  A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each of the non-interested Trustees of the Trust also serve on the Boards of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex.  In addition, Mr. Rafferty serves on the Board of the Direxion Insurance Trust.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York, 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 67	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	93	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association.

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	93	None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Gerald E. Shanley III Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	93	None
John Weisser Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	93	Director, MainStay VP Fund Series; Director ICAP Funds, Inc; Director, The MainStay Funds; Director, Eclipse Funds, Inc.

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 41	President Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A
William Franca Age: 53	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Christopher Lewis Age: 39	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009– present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A
Guy F. Talarico Age: 54	Principal Financial Officer and Treasurer	One Year; Since 2008
CEO, Alaric Compliance Services, LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.
				N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Secretary	One Year; Since 2004
Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.
(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Trust’s most recent fiscal year.

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The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board and communicate with management on those issues.  The nominating committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Funds with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities in the portfolios of the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2008:

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Lawrence C. Rafferty	Jay F. Higgins	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Core Strength Fund	$0	$0	$0	$0	$0
Macro Trends Fund	$0	$0	$0	$0	$0
Total Return Fund	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$0	$0	$10,001 - $50,000	$0	$0
(1)
The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

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No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2009.

	Aggregate Compensation From the:			Pension or Retirement Benefits Accrued As	Estimated	Aggregate Compensation From the Direxion
Name of Person, Position	Core Strength Fund	Macro Trends Fund	Total Return Fund	Part of the Trust’s Expenses	Annual Benefits Upon Retirement	Complex Paid to the Trustees(1)
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0	$0	$0

Disinterested Trustees
Daniel J. Byrne	$459	$590	$622	$0	$0	$48,000
Gerald E. Shanley III	$533	$687	$723	$0	$0	$54,500
John Weisser(4)	$459	$590	$622	$0	$0	$48,000

(1)	For the fiscal year ended August 31, 2009, trustees’ fees and expenses in the amount of $81,000 were incurred by the Trust.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of November 30, 2009, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

Core Strength Fund

Name and Address	Parent Company	Jurisdiction	% Ownership
Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	Nationwide Investment Services Corporation	OH	76.66%

Trust Company of America For the Benefit of #60 P.O. Box 6503 Englewood, CO 80155-6580	N/A	N/A	13.38%

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Macro Trends Fund

Name and Address	Parent Company	Jurisdiction	% Ownership
Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	Nationwide Investment Services Corporation	OH	83.71%
Trust Company of America For the Benefit of #47 P.O. Box 6503 Englewood, CO 80155-6580	N/A	N/A	13.94%

Total Return Fund

Name and Address	Parent Company	Jurisdiction	% Ownership
Nationwide Trust Co. FBO IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	Nationwide Investment Services Corporation	OH	68.10%

Trust Company of America For the Benefit of #60 P.O. Box 6503 Englewood, CO 80155-6580	N/A	N/A	20.22%

In addition, as of November 30, 2009, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Funds.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty and Rafferty Capital Markets, LLC through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Funds, and Rafferty, Rafferty provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Funds may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Funds pay Rafferty at an annual rate of 1.00% based on its average daily net assets. Prior to July 1, 2009, the Funds were responsible for their own operating expenses and Rafferty voluntarily agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) to the extent that each Fund’s Total Annual Fund Operating Expenses exceeded 2.00% of average daily net assets for the period ending July 1, 2009.  If overall expenses fell below this percentage limitation, then the Funds may reimburse Rafferty within the following three years.

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Effective July 1, 2009, for each Fund, Rafferty is contractually obligated to pay all Fund expenses (excluding, management fees, distribution and/or service fees, shareholder service fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds).  This agreement may be terminated at any time by the Board of Trustees.

The table below shows the amount of advisory fees incurred by each Fund and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods shown.

Core Strength Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Fiscal Year ended August 31, 2009	$233,938	$5,698	$227,970
Fiscal Year ended August 31, 2008	$244,804	$19,619	$225,185
January 8, 2007 to August 31, 2007	$167,015	$26,572	$140,443

Macro Trends Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Fiscal Year ended August 31, 2009	$288,326	$14,467	$273,859
Fiscal Year ended August 31, 2008	$446,549	$11,790	$434,759
January 8, 2007 to August 31, 2007	$251,141	$6,008	$245,133

Total Return Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor	Net Fees Paid to Advisor
Fiscal Year ended August 31, 2009	$320,305	$6,975	$313,330
Fiscal Year ended August 31, 2008	$411,341	$4,670	$406,671
January 8, 2007 to August 31, 2007	$185,476	$18,272	$167,204

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Funds, in compliance with the 1940 Act.  The Advisory Agreement continues in force for a period of two years after the date of its approval.  The Agreement is renewable thereafter from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Funds.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and PSI, PSI, subject to direction by Rafferty and the Board, provides investment advice and portfolio management services to the Funds for a fee payable by Rafferty.  An investment team from PSI manages the Funds’ assets, under the supervision of Rafferty.  Under the Subadvisory Agreement, PSI directs, through Rafferty, the allocation of Funds assets among specific asset categories.  Then, Rafferty implements PSI’s investment decisions for the Funds by placing all brokerage orders for the purchase and sale of those securities.  Prior to December 15, 1009, for the investment subadvisory services that PSI provided to the Funds, Rafferty, out of its advisory fee, paid PSI a fee, computed and paid monthly, equal to 0.75% of each Fund’s average daily net assets.  Effective December 15, Rafferty will pay PSI a fee, computed and paid monthly, equal to 0.65% of each Fund’s average daily net assets.

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The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or PSI, as defined under the 1940 Act) and the shareholders of each Fund, in compliance with the 1940 Act.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, PSI or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each Fund.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by PSI.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of PSI upon termination of the Subadvisory Agreement.

Under a service agreement (“Service Agreement”) between the Trust and PSI, the Trust may pay PSI an annualized fee of up to 0.40% based on the Funds’ average daily net assets attributable to PSI clients who are shareholders of a Fund and PSI may provide certain services.  PSI has advised the Trust that the fees paid under the Service Agreement are credited against advisory fees and program costs of PSI’s clients who are shareholders of the Funds.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

PSI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by it agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, PSI and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.

Portfolio Manager

David Jajewski and Bill Whatmough serve on the investment committee for the Macro Trends Fund and Total Return Fund, and Messrs. Jajewski and Whatmough and Chris Kimble serve on the investment committee for the Core Strength Fund.  PSI provided the following information regarding the other accounts managed by the Funds’ portfolio managers, including the number of accounts, the total assets in those accounts and the categorization of the accounts.

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Mr. Kimble managed the following other accounts as of August 31, 2009:
Other Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	355	$25	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mr. Whatmough managed the following other accounts as of August 31, 2009:
Other Accounts	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	412	$30	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mr. Jajewski does not manage any accounts other than the Funds.

However, in addition to the Funds, Mr. Jaweski manages two of PSI’s other investment products.  These two investment products follow strategies similar to that of the Funds, though they invest only in mutual funds.  As a result, PSI has not identified any material conflicts between the Funds and other investment products managed by the committee.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and the other accounts.  PSI’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Rafferty.  This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of August 31, 2009, the portfolio mangers’ compensation was paid by PSI and not the Funds.  Their compensation consists of a fixed base salary.  The committee members’ fixed base salary is reviewed annually and may be increased based on consideration of various factors, including, among others, experience, overall performance, the performance of the Funds and management responsibilities.  The committee members may also participate in PSI’s other benefits generally available to all employees of the firm.

As of August 31, 2009, Mr. Jajewski beneficially owned the following dollar range of securities in the Funds.

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Name of Fund	Dollar Range of Equity Securities in the Funds
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,001 - $500,000	$500,001 - $1,000,000	Over $1 million
Core Strength Fund				X
Macro Trends Fund	X
Total Return Fund			X

As of August 31, 2009, Mr. Whatmough and Mr. Kimble did not beneficially own securities of the Funds.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Funds as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.  Notwithstanding this delegation of responsibilities, however, the Funds retain the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of the Funds’ investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant and Custodian

U.S. Bancorp Fund Services, LLC, (the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $175,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management services fees incurred by each Fund to the Administrator for the fiscal periods shown.

Core Strength Fund
Fiscal Year Ended August 31, 2009	$6,357
Fiscal Year Ended August 31, 2008	$9,868
January 8, 2007 to August 31, 2007	$8,292

Macro Trends Fund
Fiscal Year Ended August 31, 2009	$8,021
Fiscal Year Ended August 31, 2008	$17,279
January 8, 2007 to August 31, 2007	$10,368

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Total Return Fund
Fiscal Year Ended August 31, 2009	$8,960
Fiscal Year Ended August 31, 2008	$16,215
January 8, 2007 to August 31, 2007	$8,977

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $525,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Funds’ assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds’ portfolios.  The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per Fund.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, the Funds have received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the offering of the Funds’ shares on a no-load basis.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2009, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Investor Class Shares of the Funds pursuant to which the Funds may pay certain expenses incurred in the distribution of the Investor Class Shares and the servicing and maintenance of existing shareholder accounts.  Pursuant to the Plan, the Funds may pay up to 0.25% of its average daily net assets.  The Plan provides that the Distributor will be compensated regardless of expenses it incurs. The Board of Trustees has also authorized the Funds to charge up to 0.15% of each Fund’s average Investor Class daily net assets to pay for shareholder services provided to Fund shareholders.  The Trust has entered into a Service Agreement with PSI pursuant to which the Funds may pay an annualized fee of up to 0.40% to PSI.  Because the 12b-1 fees and shareholder service fees are paid out of the Funds’ Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Plan was approved by the Trustees and the Independent Trustees of the Funds.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Funds and its shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made. The Distributor, as the Funds’ principal underwriter, Rafferty and the Subadviser may have a direct or indirect financial interest in the Plan or any related agreement.

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The Plan permits payments to be made by the Funds to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds.  In addition, the Plan authorizes payments by the Funds to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each Fund for the fiscal year ended August 31, 2009.

Fund	12b-1 fees incurred
Core Strength Fund	$50,856
Macro Trends Fund	$62,680
Total Return Fund	$69,631

	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Core Strength Fund	$0	$0	$0	$50,856	$0	$0
Macro Trends Fund	$0	$0	$0	$62,680	$0	$0
Total Return Fund	$0	$0	$0	$69,631	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 5 Times Square New York, New York, 10036, is the independent registered public accounting firm for the Trust.  The Financial Statements for each Fund for the fiscal year ended August 31, 2009 have been audited by E&Y and are incorporated by reference herein, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business (“Business Day”).  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded on the NASDAQ National Global® Market (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used.  All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

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For purposes of determining NAV per share of a Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Funds’ pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

For purposes of calculating its daily NAV, the Funds typically reflect changes in their holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, the Funds are permitted to include same day trades when calculating their NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, the Funds’ use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

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REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of a Fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem Fund shares by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, PSI, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, PSI, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases should be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account; and

•
The signatures on any written redemption request in excess of $100,000 have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

34

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of the Funds’ shareholders.

Anti-Money Laundering

Each Fund is required to comply with various federal anti-money laundering laws and regulations.  Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Funds’ transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER INFORMATION

Each share of the Funds gives the shareholder one vote in matters submitted to shareholders for a vote.  Each series has equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or the Funds’ operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Net investment income and any realized net capital gains are distributed as described in the Prospectus under “Distributions and Taxes.”  All distributions from the Funds normally are automatically reinvested without charge in additional shares of the Funds.

Taxes

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”).  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term loss) it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

Although each Fund intends to continue to satisfy the foregoing requirements, there is no assurance that it will be able to do so.  The investment by the Funds primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by each Fund, pursuant to which it would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of a Fund.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%) and it would not receive a deduction for distributions to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”), which is subject to a maximum federal income tax rate of 15% to individuals) to the extent of the Fund’s earnings and profits.  In addition, a Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

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General.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends each Fund distributes (including distributions of short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.  A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares.  An exchange of Fund shares for shares of another fund generally will have similar consequences.

Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, each Fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if a Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

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Gains or losses (1) from the disposition of foreign currencies; (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gain from options and futures contracts a Fund derives with respect to its business of investing in securities, will be treated as qualifying income under the Income Requirement.

“Nonequity options” (i.e., listed options, such as those on “broad-based” stock indices) and futures in which each Fund may invest may be “section 1256 contracts.”  Section 1256 contracts that a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which a Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of derivatives in which a Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium a Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, a Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

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The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the Federal tax treatment of the Funds’ and their shareholders’ activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions therefrom.

Capital Loss Carryovers.  As of August 31, 2009, the following Funds had capital loss carryovers on a tax basis in the respective amounts, expiring in the indicated taxable years shown below:

	8/31/2014	8/31/2015	8/31/2016	8/31/2017	Total

Core Strength Fund	$0	$0	$0	$2,064,991	$2,064,991
Macro Trends Fund	$0	$0	$0	$9,815,267	$9,815,267
Total Return Fund	$0	$0	$0	$4,573,332	$4,573,332

To the extent a Fund listed above realizes future net capital gains, those gains will be offset by any unused capital loss carryover(s).

FINANCIAL STATEMENTS

The financial statements for the each Fund for the fiscal year ended August 31, 2009, are herein incorporated by reference to the Funds’ Annual Report to Shareholders dated August 31, 2009.  To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

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Appendix A

Description of Corporate Bond Ratings

A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
•     Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•     Nature of and provisions of the obligation;
•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.
Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

A-3

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•      Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
•      The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
•      The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

A-4

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

A-5

3.
Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-6

APPENDIX B

Rafferty Asset Management, LLC
Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues.  With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”).  ISS prepares custom research and votes per their recommendation.  If we agree with their recommendation, no action is required.  However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations.  Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below.  Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation.  Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank.  Reports are verified monthly through ISS’s Votex website.  ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year.  US Bank files the NP-X with the SEC on the Trust’s behalf.  These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:
• An auditor has a financial interest in or association with the company, and is therefore not independent;
• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
• Fees for non-audit services are excessive.

B-1

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
• Composition of the board and key board committees;
• Attendance at board and committee meetings;
• Corporate governance provisions and takeover activity;
• Disclosures under Section 404 of the Sarbanes-Oxley Act;
• Long-term company performance relative to a market and peer index;
• Extent of the director’s investment in the company;
• Existence of related party transactions;
• Whether the chairman is also serving as CEO;
• Whether a retired CEO sits on the board;
• Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
• Sit on more than six public company boards;
• Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:
• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
• A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:
• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
• The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
• The non-audit fees paid to the auditor are excessive;

B-2

• A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
• There is a negative correlation between chief executive pay and company performance;
• The company fails to submit one-time transfers of stock options to a shareholder vote;
• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
• The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

• Two-thirds independent board;
• All-independent key committees;
• Established governance guidelines;
• The company does not under-perform its peers.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
• Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
• The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
• The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
• An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

B-3

• The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
• Long-term financial performance of the target company relative to its industry;
• Management’s track record;
• Background to the proxy contest;
• Qualifications of director nominees (both slates);
• Strategic plan of dissident slate and quality of critique against management;
• Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
• No lower than a 20 percent trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B-4

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
• Market reaction - How has the market responded to the proposed deal?
• Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
• Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

• Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

B-5

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits the repricing of stock options without prior shareholder approval;
• There is a disconnect between CEO pay and the company’s performance;
• The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
• The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:
• Stock ownership guidelines with a minimum of three times the annual cash retainer.
• Vesting schedule or mandatory holding/deferral period:
- A minimum vesting of three years for stock options or restricted stock; or
- Deferred stock payable at the end of a three-year deferral period.
• A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
• No retirement/benefits and perquisites for non-employee directors; and
• A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
• Purchase price is at least 85 percent of fair market value;
• Offering period is 27 months or less; and
• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:
• Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
• Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

B-6

• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
• No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-
pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
• A trigger beyond the control of management;
• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
• The company is conducting animal testing programs that are unnecessary or not required by regulation;
• The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
• The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
• The existing level of disclosure on pricing policies;
• Deviation from established industry pricing norms;
• The company’s existing initiatives to provide its products to needy consumers;
• Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

B-7

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
• New legislation is adopted allowing development and drilling in the ANWR region;
• The company intends to pursue operations in the ANWR; and
• The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
• The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
• The company does not maintain operations in Kyoto signatory markets;
• The company already evaluates and substantially discloses such information; or,
• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

B-8

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
• Past performance as a closed-end fund;
• Market in which the fund invests;
• Measures taken by the board to address the discount; and
• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
• Performance of the fund’s net asset value;
• The fund’s history of shareholder relations;
• The performance of other funds under the advisor’s management.

B-9

PROSPECTUS

THE DIREXION FUNDS

Spectrum Select Alternative Fund
Spectrum Global Perspective Fund
Spectrum Equity Opportunity Fund

33 Whitehall Street, 10th Floor
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SERVICE CLASS

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

December 29, 2009

Table of Contents - Prospectus

The Spectrum Funds

In deciding whether to invest in the funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”).  The Direxion Funds (the “Trust”) has not authorized others to provide additional information.  The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

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OVERVIEW

This Prospectus describes the following funds (the “Funds”):

•	Spectrum Select Alternative Fund;

•	Spectrum Global Perspective Fund; and

•	Spectrum Equity Opportunity Fund.

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the Funds’ investment adviser and Hundredfold Advisors LLC (“Hundredfold” or “Subadvisor”) serves as the Funds’ subadviser.  (Collectively, Rafferty and Hundredfold are referred to herein as “Advisers” in certain circumstances.)

Each of the Funds is aggressively managed by the Subadviser, who seeks investment opportunities for each Fund to maximize a Fund’s investment returns.  The Subadviser will attempt to identify changing market conditions based on its analysis of trends, relative strength and seasonal considerations and will position each Fund’s assets accordingly.

The Spectrum Select Alternative Fund (formerly, the Spectrum High Yield Plus Fund) seeks a moderate total rate of return (income and capital appreciation) on an annual basis, by investing primarily in equity and fixed-income securities, either directly or indirectly in such securities or through exchange-traded funds (“ETFs”), other investment companies and derivative instruments.  The Spectrum Global Perspective Fund seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis by investing in equity securities of foreign issuers either directly or indirectly through American Depositary Receipts (“ADRs”), ETFs, foreign currencies, other investment companies and derivative instruments.  In addition, the Spectrum Global Perspective Fund may invest in baskets of foreign currencies.  The Spectrum Equity Opportunity Fund seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis by investing either directly in securities of domestic and foreign issuers or indirectly though ADRs, ETFs, other investment companies and derivative instruments.

Each Fund may alternate between “long” and “short” investments and investing in cash or cash equivalents as a temporary defensive measure.  In addition, each Fund may use derivative instruments, including swaps, futures and options, which enable the Subadviser to seek leveraged exposure to target investments – meaning exposure greater than would be available by purchasing only traditional equity and fixed-income securities.

The investment strategy of each Fund may result in the investment of a large portion or all of the assets of each Fund in cash or cash equivalents to provide security of principal, current income and liquidity.

There is no assurance that the Funds will achieve their objectives.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  These events and possible continued market turbulence may have an adverse effect on the Funds.

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ABOUT THE FUNDS

SPECTRUM SELECT ALTERNATIVE FUND

Fund Objective

The Spectrum Select Alternative Fund (the “Select Alternative Fund”) seeks a moderate total rate of return (income plus capital appreciation) on an annual basis.

The Select Alternative Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval.

Portfolio Investment Strategy

The Subadviser actively manages the Select Alternative Fund’s portfolio to invest in any combination of equity and fixed-income securities based on market conditions and trends and the Subadviser’s expectations and assessment of risks.  (The term “Alternative” in the Fund’s name simply refers to the fact that the Subadviser may choose from among many investment alternatives.) Within these securities, the Subadviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions, directly or indirectly through ETFs, other investment companies and derivatives of equity and fixed-income securities, and investing in cash or cash equivalents as a temporary defensive measure.  The Subadviser seeks to take “long” positions in or purchase securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell securities prior to or early in downward trends in the value of such securities.  There is no limit on the amount of the Select Alternative Fund’s assets that may be invested in derivative instruments or used to cover short positions.

The Subadviser’s decisions are based on a variety of trading models and an analysis of the overall investment opportunities and risks among categories or sectors of equity and fixed-income securities or investment vehicles that represent pools of such securities, including major market indices, investment companies and ETFs.  The Subadviser’s strategy does not involve fundamental research and analysis of individual securities.  The Subadviser considers elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends.  The Subadviser may reposition the Select Alternative Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends.

The Subadviser will likely engage in frequent trading of the Select Alternative Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends.  In addition, the Subadviser will employ leveraged investment techniques that allow the Select Alternative Fund to increase its exposure to the market during times when the Subadviser anticipates a strong market trend.  The Subadviser also may employ hedging strategies designed to reduce volatility and risk.

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Although the Select Alternative Fund may invest directly in equity and fixed-income securities, it will primarily invest in such securities indirectly through securities that invest in or are a derivative of such securities, including futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments consisting of interests in baskets of equity or fixed-income, ETFs and other investment companies.

The Select Alternative Fund’s direct investments may include the following equity and fixed-income securities in any combination that the Subadviser believes appropriate:

•	High-yield bonds (“Junk Bonds”);
•	U.S. Treasury bonds and notes;
•	U.S. government-sponsored enterprises;
•	U.S. dollar-denominated corporate obligations;
•	Mortgage and asset-backed securities;
•	Corporate bonds and notes and asset-backed securities;
•	Zero-coupon bonds;
•	Commercial paper and other money market instruments;
•	Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries;
•	Common stocks;
•	Preferred stocks; and
•	Convertible securities.

The Select Alternative Fund invests in fixed-income securities without any restriction on maturity or creditworthiness, which could range from government securities to Junk Bonds, which are debt securities rated below investment grade.  With respect to the Select Alternative Fund’s investments in fixed-income securities, the Subadviser will lengthen and shorten the average dollar weighted maturity of the portfolio and make shifts in quality and sector distribution, according to the Subadviser’s expectations for the future course of interest rates and the then-prevailing price and yield levels in the fixed-income market.  The Select Alternative Fund invests in equity securities without consideration to any specific sector or market capitalization range.

Consistent with its investment strategy for temporary defensive purposes, up to 100% of the Select Alternative Fund’s assets may be invested in cash or cash equivalents.  To earn income on available cash, a large portion or all of the assets of the Select Alternative Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Select Alternative Fund may not achieve its investment objective.

The Select Alternative Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Risk Factors

An investment in the Select Alternative Fund is subject to the following risks, as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of the Subadviser’s Investment Strategy, Risks of Aggressive Investment Techniques, High Portfolio Turnover, Risks of Investing in Equity Securities, Risks of Investing in ETFs, Risks of Investing in Other Investment Companies, Swap Agreement Risks, Counterparty Risks, Leverage Risk, Risks of Shorting Securities, Risks of Non-Diversification, Credit Risk and Lower-Quality Debt Securities, Interest Rate Changes, Prepayment Risk and Risk of Asset-Backed Securities.

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SPECTRUM GLOBAL PERSPECTIVE FUND

Fund Objective

The Spectrum Global Perspective Fund (the “Global Fund”) seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis.

The Global Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon notice.

Portfolio Investment Strategy

The Subadviser actively manages the Global Fund’s portfolio by attempting to anticipate, and respond to, trends in markets in various countries and regions around the world, including emerging markets.  The Subadviser employs an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions in domestic and international securities, and investing in cash or cash equivalents as a temporary defensive measure.  The Subadviser seeks to take “long” positions in domestic or international securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell such securities prior to or early in downward trends in the value of such securities.

The Subadviser will consider elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends.  As a result, the Subadviser may reposition the Global Fund’s portfolio in response to market movements in an attempt to participate in a developing trend.  The Subadviser also may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends in order to minimize the loss of capital appreciation that would occur with a “buy and hold” investment strategy.  The Subadviser will likely engage in frequent trading of the Global Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends.  In addition, the Subadviser will employ leveraged investment techniques that allow the Global Fund to gain greater exposure to target securities.

The Subadviser will analyze the overall investment opportunities and risks among issuers in various countries, regions and market sectors of foreign securities or investment vehicles that represent pools of foreign securities, such as major market indices and ETFs.  The Subadviser’s strategy does not involve fundamental research and analysis of individual equity securities.

Although the Global Fund may invest in domestic equity and debt securities, it will primarily invest in international equity and debt securities, including Junk Bonds.  In addition, the Global Fund may invest in foreign currencies.  The Global Fund will generally invest in such international equity and debt securities and foreign currencies indirectly through securities that invest in or are a derivative of international equity securities, including futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments consisting of interests in baskets of international equity securities, ETFs, and other investment companies.

The Global Fund may also invest directly in foreign currencies and individual foreign securities or indirectly through ADRs.  The Global Fund will invest in various developed and emerging countries in Europe, the Far East, the Middle East, Africa, Australia and Latin America.  In addition, the Global Fund may invest in international equity securities representing any market capitalization, investment style, market sector or industry.

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The Global Fund is not meant to provide diversified exposure to international securities.  The Global Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Consistent with its investment strategy, up to 100% of the Global Fund’s assets may be invested in cash or cash equivalents.  To earn income on available cash, a large portion or all of the assets of the Global Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Global Fund may not achieve its investment objective.

Risk Factors

An investment in the Global  Fund is subject to the following risks, as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of the Subadviser’s Investment Strategy, Risks of Aggressive Investment Techniques, High Portfolio  Turnover, Risks of Investing in  Equity Securities, Risks of Investing in ETFs, Risks of Investing in  Other Investment Companies, Swap Agreement Risks, Counterparty Risks,  Leverage Risk, Risk of Shorting Securities, Risks of Non-Diversification,  Credit Risk and Lower-Quality Debt Securities, Risks of Investing in Foreign Securities, Risks of Investing in Emerging Markets and Risks of Investing in Small and Mid-Capitalization Companies.

SPECTRUM EQUITY OPPORTUNITY FUND

Fund Objective

The Spectrum Equity Opportunity Fund (the “Equity Fund”) seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis.

The Equity Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon notice.

Portfolio Investment Strategy

The Subadviser actively manages the Equity Fund’s portfolio by attempting to anticipate, and respond to, trends in equity securities.  The Subadviser will employ an investment strategy that alternates between positions designed to profit from market trends, such as entering into “long” and “short” positions of equity securities, and investing in cash or cash equivalents as a temporary defensive measure.  The Subadviser seeks to take “long” positions in or purchase equity securities prior to or at the outset of upward trends for such securities and seeks to take “short” positions in or sell equity securities prior to or early in downward trends in the value of such securities.  When the Subadviser believes it appropriate, the Subadviser will employ leveraged investment techniques that allow the Equity Fund to gain greater exposure to its target investments.

The Subadviser will consider elements of market trends and momentum, including price actions, advance-decline lines, market highs and lows and the overall direction of market trends.  The Subadviser’s strategy does not involve fundamental research and analysis of individual equity securities.  The Subadviser will analyze the overall investment opportunities and risks among categories or sectors of equity securities or investment vehicles that represent pools of equity securities, such as major market indices and ETFs.  As a result, the Subadviser may reposition the Equity Fund’s portfolio in response to market movements in an attempt to participate in a developing trend and may attempt to anticipate market moves and initiate appropriate action in advance of actual market trends.  The Subadviser will likely engage in frequent trading of the Equity Fund’s securities in an attempt to position its portfolio in line with the Subadviser’s expectations for market trends.

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Under normal market conditions, the Equity Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities or derivatives of such securities.  At times, for temporary defensive purposes, up to 100% of the Equity Fund’s portfolio may be invested in cash or cash equivalents.  Although the Equity Fund may invest directly in equity securities, it may also invest in such securities indirectly through securities that invest in or are a derivative of equity securities, including futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments consisting of interests in baskets of equity securities, ETFs and other investment companies.  Equity securities include common stocks, ADRs, preferred stock, convertible stock, warrants, and rights.

The Equity Fund invests in equity securities of any market capitalization, investment style, market sector or industry.  The Equity Fund also may seek exposure to issuers of foreign securities.

The Equity Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Consistent with its investment strategy for temporary defensive purposes, up to 100% of the Equity Fund’s assets may be invested in cash or cash equivalents.  To earn income on available cash, a large portion or all of the assets of the Equity Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.  As a result of investing in cash and cash equivalents, the Equity Fund may not achieve its investment objective.

Risk Factors

An investment in the Equity Fund is subject to the following risks, as set forth in the “Principal Risk Factors” section of this prospectus below:  Risks of the Subadviser’s Investment Strategy, Risks of Aggressive Investment Techniques, High Portfolio Turnover, Risks of Investing in Equity Securities, Risks of Investing in ETFs, Risks of Investing in Other Investment Companies, Swap Agreement Risks, Counterparty Risks, Leverage Risk, Risk of Shorting Securities, Risks of Non-Diversification, Risks of Investing in Foreign Securities and Risks of Investing in Small Capitalization Companies.

PRINCIPAL RISK FACTORS

An investment in any of the Funds entails risks.  A Fund could lose money, or its performance could trail that of other investment alternatives.  Neither Hundredfold nor Rafferty can guarantee that the Funds will achieve their objectives.  In addition, the Funds present some risks not traditionally associated with most mutual funds.  It is important that investors closely review and understand these risks before making an investment in the Funds.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds.  These and other risks are described below.

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Risks of the Subadviser’s Investment Strategy

The Subadviser has limited previous experience advising investment companies.  The principal risk of investing in a Fund is that Hundredfold’s investment strategy will not be successful.  While the Subadviser seeks to take advantage of investment opportunities for a Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund.  The Subadviser will aggressively change a Fund’s portfolio in response to market conditions that are unpredictable and may expose the Fund to greater market risk than other mutual funds.  There is no assurance that the Subadviser’s investment strategy will enable a Fund to achieve its investment objective.

Risks of Aggressive Investment Techniques

The Funds use investment techniques which may be considered aggressive, including investments in derivatives.  The derivative instruments in which a Fund may invest include: (1) futures contracts; (2) swap agreements; and (3) options on securities, securities indices and futures contracts.  Investments in derivatives are subject to market risks that may cause their prices to fluctuate over time.  In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index.  This will increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  As a result, a Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

High Portfolio Turnover

Each Fund’s aggressive investment strategy has resulted in significant portfolio turnover far in excess of a typical mutual fund.  High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to the Fund’s shareholders from distributions to them of net gains realized on the sales.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.  See the Financial Highlights for the Funds’ portfolio turnover rates.

Risks of Investing in Equity Securities

Each Fund may invest in publicly issued equity securities, including common stocks.  Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of common stocks in which a Fund invests will cause the NAV of the Fund to fluctuate.

Risks of Investing in ETFs

An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares potentially may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs as the Advisers trade in and out of a fund, which could result in greater expenses to a Fund.  They also are subject to investment advisory and other expenses, which a Fund would directly bear.  Finally, because the value of ETF shares depends on the demand in the market, the Advisers may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

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Risks of Investing in Other Investment Companies

A Fund may invest in other investment companies, which may, in turn, invest in equities, bonds, and other financial vehicles.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.  As a shareholder, a Fund must rely on the investment company to achieve its investment objective.  If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.

Swap Agreement Risks

Each Fund may enter into swap agreements, which are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The risks associated with swap agreements include the risk that the counterparty to a swap agreement may default.  If a counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.  In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

Counterparty Risks

The Funds may invest in swap agreements, which are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  Using such agreements exposes a Fund to the risk that the counterparty may default.  If the counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement.

Leverage Risk

Each Fund may employ leveraged investment techniques, including the use of financial instruments to produce leverage results as well as borrowing money for investment purposes.  Use of leverage can magnify the effects of changes in the value of the Funds and makes them more volatile.  The leveraged investment techniques that the Funds employ could cause investors in the Funds to lose more money in adverse environments.

Risk of Shorting Securities

Each Fund may, from time to time, establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indices.  In general, when a Fund shorts securities, it borrows the securities from a broker and sells the borrowed securities.  The Fund is obligated to deliver to the broker securities that are identical to the securities sold short and will be subject to the risk of loss, which may be significant, in the event that the market value of the securities sold short plus related transaction costs exceeds the proceeds to the Fund from the short sale.  A short sale involves the theoretically unlimited risk of an increase in the market price of the security, basket of securities or index sold short which, except in the case of a short sale “against the box,” would result in a theoretically unlimited loss.  As a consequence, the Fund will lose value if and when the prices of particular securities, baskets of securities or indexes rises – a result that is the opposite from traditional equity mutual funds.  The holder of a short position is responsible for paying the dividends and interest accruing on the short position.  Because dividends and interest accruing on a short position is an expense to a Fund, the performance of a Fund may be adversely impacted by the cost of maintaining its short positions.

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Risks of Non-Diversification

Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities.  Since the Funds are non-diversified, their NAVs and total returns may fluctuate more or fall further in times of weaker markets than a diversified mutual fund.

Credit Risk and Lower-Quality Debt Securities

A Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.  Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations.  A Fund will invest a significant portion or all of its assets in securities rated below investment grade or Junk Bonds.  Junk Bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Select Alternative Fund’s performance may vary significantly as a result.  Therefore, an investment in the Select Alternative Fund is subject to a higher risk of loss than an investment in a fund that may not invest in lower-rated securities.

Interest Rate Changes

Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.  In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk

Many types of debt securities, including mortgage securities, are subject to prepayment risk.  Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity.  Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Risk of Asset-Backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities.  The value of the Select Alternative Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

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Risks of Investing in Foreign Securities

Investments in foreign securities involve greater risks than investing in domestic securities.  As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Risks of Investing in Emerging Markets

The Global Fund may invest in issuers located in emerging markets.  Investments in emerging markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets are in the initial stages of industrialization and have lower per capita income.  Emerging markets are generally more volatile than the markets of developed countries with more mature economies.  Emerging markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

Risks of Investing in Small and Mid-Capitalization Companies

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies.  Investments in mid-cap companies involve less risk than investing in small-cap companies.  Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.  Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Risks of Investing in Small Capitalization Companies

Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies.  Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.

HISTORICAL PERFORMANCE

The bar chart and performance tables below provide some indication of the risks of investing in the Funds by showing how their performance has varied from year to year and comparing their performance with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the Funds by showing their highest and lowest quarterly returns.  The Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

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Spectrum Select Alternative Fund

Total Return for the Calendar Year Ended December 31*

*Year-to-date total return as of September 30, 2009 for the Select Alternative Fund was 26.05%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

Select Alternative Fund	12.30% (3rd Quarter, 2008)	-5.37% (1st Quarter, 2008)

Average Annual Total Returns as of December 31, 2008 (1)
	1 Year	Since Inception	Inception Date
Spectrum Select Alternative Fund
Return Before Taxes	-12.24%	0.00%	9/1/04
Return After Taxes on Distributions(2)	-12.75%	-1.12%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	-7.94%	-0.58%
Barclays Capital U.S. Aggregate Bond Index (4)	5.24%	4.65%	9/1/04
S&P 500® Index(5)	-37.00%	-2.66%	9/1/04
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(1)	Prior to June 11, 2007, the Spectrum Alternative Fund pursued a different investment objective and had different investment strategies.

(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)
The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman U.S. Aggregate Bond Index) is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.  The performance of the index does not reflect deductions for fees, expenses or taxes.

(5)
The Standard & Poor’s 500® (“S&P 500®”) Index is an additional measure of market performance for the equity portion of the Select Alternative Fund.  The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

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Spectrum Global Perspective Fund

Total Return for the Calendar Year Ended December 31*

*Year-to-date total return as of September 30, 2009 for the Global Perspective Fund was 19.26%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

Global Perspective Fund	16.60% (3rd Quarter, 2008)	-7.09% (1st Quarter, 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception	Inception Date
Global Perspective Fund
Return Before Taxes	-24.10%	5.44%	9/27/04
Return After Taxes on Distributions(1)	-24.11%	1.99%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-15.67%	2.98%
S&P 500® Index (3)	-37.00%	-2.67%	9/27/04
MSCI World Index(4)	-42.08%	-2.73%	9/27/04
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

(4)
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  The performance of the index does not reflect deductions for fees, expenses or taxes.

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Spectrum Equity Opportunity Fund

Total Return for the Calendar Year Ended December 31*

*Year-to-date total return as of September 30, 2009 for the Equity Opportunity Fund was 22.85%.

Fund	Highest Quarterly Return	Lowest Quarterly Return

Equity Opportunity Fund	15.12% (3rd Quarter, 2008)	-10.07% (1st Quarter, 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception	Inception Date
Equity Opportunity Fund
Return Before Taxes	-22.77%	-0.94%	10/11/04
Return After Taxes on Distributions(1)	-22.77%	-2.59%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	-14.80%	-1.58%
S&P 500® Index (3)	-37.00%	-3.14%	10/11/04
____________
(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(3)
The S&P 500® Index is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in aggregate market value have performed.  The performance of the index does not reflect deductions for fees, expenses or taxes.

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FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that you may pay if you buy and hold Service Class shares of the Funds.  The expenses below are based on actual expenses incurred for the fiscal year ended August 31, 2009.

Shareholder Fees (fees paid directly from your investment)(1)

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None

Annual Operating Expenses (%) (expenses that are deducted from Fund assets)

	Spectrum Select Alternative Fund	Spectrum Global Perspective Fund	Spectrum Equity Opportunity Fund
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses(2)	0.55%	0.55%	0.55%
Acquired Fund Fees and Expenses(3)	1.19%	0.38%	0.30%
Total Annual Fund Operating Expenses(3)(4)	3.74%	2.93%	2.85%

(1)
You will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds except for the following:  management fees, distribution and/or service fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.

(3)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees and expenses that a Fund incurs from investing in the shares of other registered and unregistered investment companies (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Total Annual Fund Operating Expenses in the table above include Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.  Without Acquired Fund Fees and Expenses, Total Annual Operating Expenses for each Fund would be  2.55%.

(4)
As part of the Funds’ investment strategy, they may take short positions in securities.  During the fiscal year ended August 31, 2009, the Funds’ did not enter into short positions and, thus, no additional expenses associated with these positions are included in the calculation above.

Expense Example

The table below is intended to help you compare the cost of investing in Service Class shares of the Funds with the cost of investing in other mutual funds.  The table shows what you would have paid if you had invested $10,000 in the Service Class shares of the Funds over the periods shown and then redeemed all your shares at the end of those periods.  It also assumes that your investment has a 5% return each year and the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Fund:	1 Year	3 Years	5 Years	10 Years
Spectrum Select Alternative Fund	$ 376	$ 1,143	$ 1,930	$ 3,984
Spectrum Global Perspective Fund	$ 296	$ 907	$ 1,543	$ 3,252
Spectrum Equity Opportunity Fund	$ 288	$ 883	$ 1,504	$ 3,176

ABOUT YOUR INVESTMENT

SHARE PRICES OF THE FUNDS

Each Fund’s share price is known as its NAV.  Each Fund’s Service Class share prices are calculated after the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the New York Stock Exchange (“NYSE”) is open for business.  All shareholder transaction orders received in good form by a Fund’s transfer agent or an authorized financial intermediary by 4:00 p.m. Eastern time will be processed at that day’s NAV.  Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

Share price is calculated by dividing a class’ net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•
Equity securities, over-the-counter (“OTC”) securities, closed-end investment companies, ETFs, swap agreements, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask price;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•
Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, or the Funds or the Adviser believe the market price is stale will be valued at fair value estimates by the Adviser under the supervision of the Board of Trustees.

Fair Value Pricing

Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded.  Securities are priced at a fair value as determined by the Adviser, under the supervision of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs.  Examples of Significant Events may include:  (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.  If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

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Attempts to determine the fair value of securities introduces an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.  If any significant discrepancies are found, Rafferty may adjust the Funds’ fair valuation procedures.

RULE 12b-1 FEES

The Funds have adopted Service Class distribution plan under Rule 12b-1 which allows each Fund to charge up to 1.00% of that Fund’s average Service Class daily net assets to pay for distribution and services provided to Fund shareholders.  Because these fees are paid out of the Service Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Direxion Board of Trustees has authorized each Fund to pay Rule 12b-1 fees equal to 1.00% of the average daily net assets of the Service Class.  Under an agreement with the Funds, your Financial Advisor, including Spectrum Financial, Inc., may receive these fees from the Funds.  In exchange, your Financial Advisor or Spectrum Financial, Inc. may provide a number of services, such as:

•	Placing your orders and issuing confirmations;
•	Providing investment advice, research and other advisory services;
•	Handling correspondence for individual accounts;
•	Acting as the sole shareholder of record for individual shareholders;
•	Issuing shareholder statements and reports;
•	Executing daily investment “sweep” functions;
•	Recommending the allocation of client account assets:
•	Performing annual reviews of shareholder investments;
•	Providing each shareholder with updates on his or her holdings and on current market conditions;
•	Effecting all purchase, redemption and exchange transactions in accordance with shareholder instructions;
•	Responding to shareholder inquiries;
•	Assisting shareholders in utilizing the Funds’ website;
•	Assisting with implementing changes in beneficial owners of accounts;
•	Assisting with other changes in account information; and
•	Responding to questions regarding Fund documents, including tax forms.

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For more information on these and other services, you should speak directly to your Financial Advisor.  Your Financial Advisor may charge additional account fees for services beyond those specified above.

HOW TO INVEST IN SERVICE CLASS SHARES OF THE FUNDS

You may invest in the Service Class of the Funds through traditional investment accounts, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans or other products available from your Financial Advisor.  Applications and descriptions of any service fees for retirement or other accounts are available from your Financial Advisor.  In addition, the Funds may allow for purchases through an Automatic Investment Plan.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment

The minimum initial and subsequent investments set forth below may be invested in as many of the Funds as you wish.  However, you must invest at least $1,000 in any one of the Funds.  For example, if you decide to invest $25,000 in all three of the Funds, you may allocate your minimum initial investment as $15,000, $9,000 and $1,000.

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$ 25,000	$ 1,000
Retirement Accounts	$ 25,000	$ 0

Rafferty may waive these minimum requirements at its discretion.  Contact your Financial Advisor for further information.

Good Form

Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds.  For a purchase request to be in good form, it must include (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub.  An Account Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Purchasing Shares Through Your Financial Advisor

You may purchase shares of the Funds through your Financial Advisor, who can help you complete the necessary paperwork, mail your Account Application to the Direxion Funds and place your order to purchase shares of the Funds.

Your Financial Advisor is responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  Financial Advisors may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Each Financial Advisor also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction.  For more information about your Financial Advisor’s rules and procedures, you should contact your Financial Advisor directly.

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Purchasing Shares Through The Funds’ Transfer Agent

You may also purchase shares through the Funds’ transfer agent by using the following instructions:

By Mail:

•	Complete and sign your Account Application.

•	Indicate the Fund and the amount you wish to invest.

•	Mail your check (payable to “Direxion Funds”) along with the completed Account Application to:

Regular Mail	Express/Overnight Mail
Direxion Funds - Service Class c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Direxion Funds - Service Class c/o U.S. Bancorp Fund Services, LLC Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

•
The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment.

•	All purchases must be made in U.S. dollars through a U.S. bank.

•	If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by a Fund for any returned payment.

•	You will receive written confirmation by mail, but we do not issue share certificates.

•	The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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If the Funds do not have a reasonable belief in the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

By Bank Wire Transfer:

Initial Investment – By Wire

•
If you are making an initial investment in the Funds, before you wire funds, please contact the Funds’ transfer agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery, or facsimile.  Upon receipt of your Account Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments – By Wire

Before sending your wire, please contact the Funds’ transfer agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA number 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to the Direxion Funds
(Your name)
(Your account number)
(Name of Fund(s) to purchase) – Service Class

•	Your bank may charge a fee for such services.

•
Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing.  Neither the Funds nor U.S. Bank, N.A., the Funds’ custodian, is responsible for the consequences of delays from the banking or Federal Reserve wire system or from incomplete wiring instructions.

By Telephone:

•
Investors may purchase additional shares of the Funds by calling the Funds at (800) 851-0511.  If you elected this option on your Account Application and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  Each telephone purchase order must be a minimum of $1,000.  Your shares will be purchased at the NAV calculated on the day your order is placed, provided that your order is received prior to 4:00 p.m., Eastern time.

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Automatic Investment Plan:

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial minimum investment of $25,000, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis.  The AIP requires a minimum monthly investment of $1,000.  If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511.  In order to participate in the AIP, your bank or financial institution must be a member of the Automated Clearing House (“ACH”) network. The Funds may terminate or modify this privilege at any time.  You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction.  A fee, currently $25, will be imposed if your AIP transaction is returned.

HOW TO EXCHANGE SHARES OF THE FUNDS

You may exchange Service Class shares of each Spectrum Fund for shares of any other Spectrum Fund and the Direxion U.S. Government Money Market Fund (offered in a separate Prospectus) at the next determined NAV after receipt of your order in good form without any charges.

Exchanging Shares Purchased Through Your Financial Advisor

If your shares of the Funds were purchased through your Financial Advisor, initiate your exchange order by contacting your Financial Advisor.

Your Financial Advisor is responsible for placing orders promptly with the Funds.  Financial Advisors may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Each Financial Advisor also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction.  For more information about your Financial Advisor’s rules and procedures, you should contact your Financial Advisor directly.

Exchanging Shares Purchased Through The Funds’ Transfer Agent

If your shares of the Funds were purchased through the Funds’ transfer agent, initiate your exchange order by using the following instructions:

•	Write or call the Direxion Funds’ transfer agent.

•	Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

•	The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

•	You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

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•
You may exchange by telephone if you selected telephone exchange privileges on your Account Application.  If you previously declined telephone exchange privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions.

•	You may exchange through the Internet by visiting the Direxion Funds’ website at www.direxionfunds.com and activating your account.

HOW TO SELL SERVICE CLASS SHARES OF THE FUNDS

Selling Shares Purchased Through Your Financial Advisor

If your shares of the Funds were purchased through your Financial Advisor, initiate your sales order by contacting your Financial Advisor.  Payment is normally directed to your account with your Financial Advisor.

Your Financial Advisor is responsible for placing orders promptly with the Funds.  Financial Advisors may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Each Financial Advisor also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction.  For more information about your Financial Advisor’s rules and procedures, you should contact your Financial Advisor directly.

Selling Shares Purchased Through The Funds’ Transfer Agent

If your shares of the Funds were purchased through the Funds’ transfer agent, initiate your sales order by using the following instructions:

Generally

•	You may sell all or part of your investment in a Fund at the next determined NAV after we receive your order.

•	Redemption proceeds from any sales of shares will normally be sent within seven days from the time a Fund receives your request in good order.

•
For investments that have been made by check, payment on sales requests may be delayed until the Direxion Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days.

•	Your proceeds will be sent via check, wire or electronic funds transfer through the Automated Clearing House (“ACH”) network using the address or bank listed on the transfer agent’s records.

•
Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

•
The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs.  For more information on this option, please contact the Funds at (800) 851-0511.

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By Telephone or By Mail

•	Call or write the Direxion Funds (see the address and telephone number above).

•
You may sell shares of the Funds by telephone if you elected telephone redemption privileges on your Account Application.  If you initially declined this option, and wish to add telephone redemption privileges at a later date, please contact the Funds at (800) 851-0511.

•	IRA accounts are not eligible for telephone redemption privileges.

•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell. The maximum amount that may be redeemed by telephone is $250,000.

By Wire Transfer

•	Call the Direxion Funds.

•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

•
You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests.  This fee is in addition to any fees that may be imposed by your bank.

•	Your proceeds will be wired only to the bank listed on the Funds’ transfer agent’s records.

ACCOUNT AND TRANSACTION POLICIES

Order Policies

There are certain times when you may be unable to sell Service Class shares of a Fund or proceeds may be delayed.  This may occur during emergencies, unusual market conditions or when a Fund cannot determine the value of its assets or sell its holdings.  The Funds reserve the right to reject any purchase order or suspend offering of its shares.  Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.  The Funds may also refuse purchase requests from individuals or groups who have not been approved by the Funds’ Subadviser.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Funds of such trade or trades before 4:00 p.m. Eastern time.  In particular, financial intermediaries that transact in shares of the Funds through the Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system.  In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good order.  In practice, this means that a confirmation from a financial intermediary is not binding on the Funds.  In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds.  Cancellation of a trade is processed at the NAV at which the trade was originally received and is completed as soon as practical, ordinarily the next business day.  Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

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Telephone Transactions

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information.  We also may record the conversation for accuracy.  During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.  In addition, once a telephone transaction has been placed, it cannot be canceled or modified.

Signature Guarantees

In certain instances when you sell Service Class shares of the Funds, we will need your signature guaranteed.  Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures.  Your signature must be guaranteed if:

•	You are changing your account ownership;

•	Your account registration or address has changed in the last 30 days;

•	Redemption proceeds are payable and sent to any person, address or bank account other than the one listed on record with a Fund;

•	The sale is greater than $250,000;

•	You are establishing or modifying certain services on an account; or

•	There are other unusual situations as determined by the Funds’ transfer agent.

Low Balance Accounts

If your total account balance falls below $10,000, then we may sell your Service Class shares of the Direxion Funds.  We will inform you in writing 30 days prior to selling Service Class shares.  If you do not bring your total account balance up to $10,000 within 30 days, we may sell your Service Class shares and send you the proceeds.  We will not sell your Service Class shares if your account value falls due to market fluctuations.

Redemption In-Kind

The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio.  It is not expected that the Funds would do so except in unusual circumstances.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Excessive Trading

Each Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders.  The Board of Trustees has adopted a policy regarding excessive trading.  Hundredfold generally initiates or has knowledge of, and approves, all transactions in shares of a Fund.  As a result, the Funds do not currently impose any trading restrictions or redemption fees on Fund shareholders.

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However, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices.  As approved by the Board of Trustees, these techniques may change from time to time as determined by the Funds in their sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive.  The Funds further reserve the right to refuse purchase requests from an account that a Fund has identified as engaging in abusive trading practices or any individuals or groups who, in each Fund’s view, are likely to engage in market timing or excessive trading.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.  In particular, since each Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

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additional information

MANAGEMENT OF THE FUNDS

Rafferty Asset Management, LLC (“Rafferty”) provides investment services to the Funds.  Rafferty has been managing mutual funds since June 1997.  Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004.  As of September 30, 2009, the Adviser had approximately $5.8 billion in assets under management.

Under an investment advisory agreement (“Advisory Agreement”) between the Direxion Funds and Rafferty, the Funds pay Rafferty fees at an annualized rate of 1.00% of each Fund’s average daily net assets.  For the fiscal year ended August 31, 2009, the Adviser received net management fees as a percentage of average daily net assets of 1.00% from the Select Alternative Fund and the Global Perspective Fund and 0.95% from the Equity Opportunity Fund.

Rafferty has retained Hundredfold to serve as Subadviser to the Funds under an investment subadvisory agreement (“Subadvisory Agreement”).  Hundredfold is located at 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452.  Hundredfold was established in 2004 as a registered investment adviser under the Investment Advisers Act of 1940.  Hundredfold was created by a not-for-profit foundation to receive as a contribution the professional services of Mr. Ralph J. Doudera and to sell those services to unrelated business entities.  Hundredfold’s services are based on research and analysis generated by the portfolio manager, Mr. Doudera.  Mr. Doudera’s history as an investment manager is discussed below.  Mr. Doudera is not compensated for his research and analysis for Hundredfold.

A discussion regarding the basis on which the Board of Trustees approved the Advisory Agreement and Subadvisory Agreement is included in the Funds’ Annual Report to shareholders for the period ended August 31, 2009.

Hundredfold manages the Funds’ assets under the supervision of Rafferty.  Under the Subadvisory Agreement, Hundredfold directs the allocation of the Funds’ assets among various investment vehicles selected by Hundredfold.  Rafferty implements Hundredfold’s allocation decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities.

Mr. Doudera is the founder, CEO and investment manager of Spectrum Financial Inc. (“Spectrum”), a registered investment adviser.  He founded Spectrum in 1986.  Prior to founding Spectrum, Mr. Doudera began his financial and estate planning career with the CIGNA Corporation where he became a Chartered Life Underwriter and a Chartered Financial Consultant. Mr. Doudera is a graduate of New Jersey Institute of Technology where he received an undergraduate degree in Mechanical Engineering (1969) and a master’s of science in Management and Finance (1972).  Mr. Doudera also earned a master’s degree in Biblical studies from Regent University in 1987.

Mr. Doudera has served as Portfolio Manager to the Funds since the Funds’ inception.  The Funds’ SAI provides additional information about Mr. Doudera’s compensation, the other accounts he manages, and his ownership of securities in the Funds.

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PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.  Disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports are available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes dividends from its net investment income, and any realized net capital gains, at least annually, though a Fund may make distributions more frequently.

Net investment income generally consists of interest income and dividends received on investments, less expenses.  A Fund realizes capital gains when it sells its portfolio assets for a profit.  The tax consequences will vary depending on how long a Fund held the assets that were sold, not how long you held your Fund shares.  Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income).  Gains on sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates (a maximum of 15% for individual shareholders).  Each Fund does not seek to provide distributions of long-term capital gains.

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested in additional Fund shares automatically at the NAV unless you request otherwise in writing.  Normally, distributions are taxable to shareholders per share received in cash or reinvested.  If you elect to receive distributions from a Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the applicable Funds’ then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

The following table illustrates the potential tax consequences for taxable accounts:

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Type of Transaction	Tax Status*
Dividend (other than “qualified dividend income” (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*Tax consequences for tax-deferred retirement accounts (such as IRAs) or non-taxable shareholders may be different.  You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period, debt-financing and other requirements regarding the stock on which the dividends were paid.  A Fund’s dividends attributable to its “QDI” are subject to the long-term capital gains rate, a maximum federal rate of 15% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares.  These special rules generally apply to taxable years beginning before January 1, 2011.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions.  Normally, distributions are taxable in the year you receive them.  However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared .

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), that Fund is required to withhold 28% of all dividends and other distributions and sale proceeds payable to you.  If you are otherwise subject to backup withholding, we also are required to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your dividends and other distributions.  Any tax withheld may be applied against your tax liability when you file your tax return.

MASTER/FEEDER OPTION

A Fund may in the future operate under a master/feeder structure.  This means that a Fund would be a “feeder” fund that attempts to meet its objective by investing all its investable assets in a “master” fund with the same investment objective.  The “master” fund would purchase securities for investment.  It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds.  If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval.  However, the Trustees’ approval will be given only if the investments in the master fund(s) is (are) in the best interests of each Fund and its shareholders.  In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.  You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Service Class shares of the Funds for the periods indicated.  The information shown below was audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.  Certain information reflects financial results for a single Service Class share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

																		Ratios to Average Net Assets
Year/Period	Net Asset Value, Be-ginning of Year/ Period	Net Invest-ment Income (Loss)3		Net Realized and Unrealized Gain (Loss) on Invest-ments4	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income		Distri-butions from Realized Capital Gains		Return of Capital Distri- bution		Total Distri- butions		Net Asset Value, End of Year/ Period	Total Return5		Net Assets, End of Year /Period (,000)					Net Investment Income (Loss) After Expense Reim-bursement/ Recoup- ment1		Portfolio Turnover Rate6
																		Including Short Dividends		Excluding Short Dividends
																		Total Expenses1	Net Expenses1	Total Expenses1	Net Expenses1
Spectrum Select Alternative Fund

Year ended August 31, 2009	$18.33	$0.50		$2.00	$2.50	$(0.47)		-		-		$(0.47)		$20.36	14.09%		$28,081	-	-	2.67%	2.59%	2.76%		297%
Year ended August 31, 2008	20.02	0.33		(1.58)	(1.25)	(0.43)		(0.01)		-		(0.44)		18.33	(6.38%)		24,990	-	-	2.57%	2.57%	1.68%		127%
Year ended August 31, 2007	19.54	0.57		0.76	1.33	(0.85)		-		-		(0.85)		20.02	6.93%		40,757	-	-	2.44%	2.44%	2.82%		260%
Year ended August 31, 2006	19.96	0.50		0.34	0.84	(1.26)		-		-		(1.26)		19.54	4.53%		22,725	-	-	2.54%	2.54%	2.57%		898%
September 1, 200411 to August 31, 2005	20.00	0.48		(0.26)	0.22	(0.26)		-		-		(0.26)		19.96	1.09%	2	33,414	-	-	2.38%	2.38%	2.44%		759%	2

Spectrum Global Perspective Fund
Year ended August 31, 2009	18.69	(0.02)		0.51	0.49	-	10	-	10	-	10	-	10	19.18	2.65%		61,305	-	-	2.52%	2.49%	(0.14%)		1,770%
Year ended August 31, 2008	24.73	(0.16)		(1.48)	(1.64)	(0.84)		(3.56)		-		(4.40)		18.69	(8.96%)		79,849	-	-	2.38%	2.38%	(0.75%)		2,073%
Year ended August 31, 2007	25.93	(0.03)		2.86	2.83	(0.34)		(3.69)		-		(4.03)		24.73	11.32%		110,764	-	-	2.24%	2.24%	(0.12%)		1,259%
Year ended August 31, 2006	23.46	0.06		4.49	4.55	-		(2.08)		-		(2.08)		25.93	20.43%		115,420	-	-	2.23%	2.23%	0.25%		1,693%
September 27, 200411 to August 31, 2005	20.00	(0.03)	8	3.80	3.77	(0.26)		(0.05)		-		(0.31)		23.46	18.88%	2	71,085	2.39%	2.39%	2.38%	2.38%	(0.16%)	9	1,152%	2

Spectrum Equity Opportunity Fund
Year ended August 31, 2009	17.90	(0.01)		(0.10)	(0.11)	-		-		-	10	-	10	17.79	(0.60%)		13,438	-	-	2.79%	2.72%	(0.09%)		1,485%
Year ended August 31, 2008	21.24	(0.05)		(1.51)	(1.56)	(0.60)		(1.18)		-		(1.78)		17.90	(8.28%)		16,381	-	-	2.63%	2.63%	(0.27%)		1,617%
Year ended August 31, 2007	21.43	(0.03)		1.48	1.45	(0.31)		(1.33)		-		(1.64)		21.24	6.91%		32,858	-	-	2.40%	2.40%	(0.14%)		1,347%
Year ended August 31, 2006	21.85	0.03		0.77	0.80	-		(1.22)		-		(1.22)		21.43	3.85%		48,875	-	-	2.31%	2.31%	0.15%		2,310%
October 11, 200411 to August 31, 2005	20.00	(0.16)		2.01	1.85	-		-		-		-		21.85	9.25%	2	45,689	-	-	2.50%	2.50%	(0.88%)		1,334%	2
1	Annualized.
2	Not annualized.
3	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
4	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
5	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
6
Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

7	The Adviser made a contribution due to a trading error. If the contribution had not been made, the total return would have been lower by 0.34%.
8	Net investment income (loss) before dividends on short positions for the period ended August 31, 2005 was $(0.04).
9	Net investment income (loss) ratio included dividends on short positions. The ratio excluding dividends on short positions for the period ended August 31, 2005 was (0.15%).
10	Amount is less than $0.01 per share.
11	Commencement of operations.

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More Information on
The Direxion Funds

Statement of Additional Information (“SAI”):  The Funds’ SAI contains more information on the Funds and their investment policies.  The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus).  A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:         Direxion Funds
                                     P.O. Box 701
                         Milwaukee, Wisconsin  53201-0701

Call:                  (800) 851-0511

By Internet:    www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the EDGAR Database on SEC’s website at http://www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549- 1520.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

P R O S P E C T U S

December 29, 2009

THE DIREXION FUNDS

Spectrum Select Alternative Fund

Spectrum Global Perspective Fund

Spectrum Equity Opportunity Fund

Service Class

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

SEC File Number: 811-8243

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DIREXION FUNDS

Spectrum Select Alternative Fund
Spectrum Global Perspective Fund
Spectrum Equity Opportunity Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to three of those portfolios, the Service Class of the Spectrum Select Alternative Fund, Spectrum Global Perspective Fund and Spectrum Equity Opportunity Fund (the “Funds”).

This SAI dated December 29, 2009 is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated December 29, 2009.  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number above.

Dated:  December 29, 2009

i

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently consists of numerous separate series, three of which are currently offered in this SAI.  This SAI relates only to the Service Class of the Spectrum Select Alternative Fund (“Select Alternative Fund), Spectrum Global Perspective Fund (“Global Fund”) and Spectrum Equity Opportunity Fund (“Equity Fund”).  Effective April 28, 2006, the Trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

The Funds currently offer a single class of shares, the Service Class.  Service Class shares are made available through investment advisers, banks, trust companies or other authorized representatives without a sales charge but are subject to a 1.00% distribution and service fee.

CLASSIFICATION OF THE FUNDS

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.  Each Fund is considered “non-diversified” because a relatively high percentage of their assets may be invested in the securities of a limited number of issuers.  To the extent that the Funds assume large positions in the securities of a small number of issuers, the Funds’ net asset values (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The Funds, however, intend to meet certain diversification standards at the end of each quarter of their taxable year.

INVESTMENT POLICIES AND TECHNIQUES

The Select Alternative Fund will primarily invest in a combination of equity and fixed-income securities, either directly or indirectly in such securities or through exchange-traded funds (“ETFs”), other investment companies and derivative instruments.  The Global Fund will primarily invest in international equity and debt securities, including debt securities rated below investment grade, commonly referred to as “junk bonds.” The Equity Fund, under normal circumstances, will invest 80% of its net assets (plus any borrowings for investment purposes) in equity securities or derivatives of such securities. Each Fund may engage in the investment strategies discussed below.  There is no assurance that any of these strategies or any other strategies and methods of investment available to the Funds will result in the achievement of their objectives.

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It also may result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Funds.

American Depositary Receipts (“ADRs”)

The Funds may invest in ADRs and sell ADRs short.  ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.  For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Asset-Backed Securities

The Funds may invest in asset-backed securities of any rating or maturity.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

2

Bank Obligations

Money Market Instruments.  The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  The Funds may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

The Funds may invest in investment grade corporate debt securities.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

3

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Common Stocks.  The Funds may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  The Funds may invest in convertible securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, the Funds may invest in the lowest credit rating category.

Preferred Stock.  The Funds may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, the Funds may invest in the lowest credit rating category.

4

Warrants and Rights.  The Funds may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

The Funds may have both direct and indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

The Funds may purchase and hold illiquid investments.  The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid.  The Funds do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

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A Fund may not be able to sell illiquid investments when Rafferty or Hundredfold Advisers LLC, (“Hundredfold” or “Subadviser”) considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  (Collectively, Rafferty and Hundredfold are referred to herein as “Advisers” in certain circumstances.)  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

The Funds may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

The Funds may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”).  SPDRs® represent ownership in the SPDR Trust Series 1, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange® (“AMEX®”).  The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index.  SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Funds may invest in DIAMONDS®.  DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS® Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average® (“DJIA®”).  The DIAMONDS® Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®.  The DIAMONDS® Trust’s shares trade on the AMEX®.  An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline.  Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS® Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

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The Funds may invest in NASDAQ-100 Index Tracking Stock®, often referred to as QQQQs®.  QQQQs® represent ownership in the NASDAQ-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (“NASDAQ-100®”) and whose shares trade on the AMEX®.  The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®.  QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in indexed securities, such as SPDRs®, DIAMONDS® and QQQQs®, are considered investments in other investment companies discussed below.

The Funds may invest, instead of or in addition to these indexed securities, in shares of alternate ETFs tracking the same market indices or other market indices within the same general market.

Junk Bonds

The Funds may invest in lower-rated debt securities of any maturity, often called “Junk Bonds.”

“Junk Bonds,” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Funds’ ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors.  In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae® or “GNMA”), Federal National Mortgage Association (“Fannie Mae©” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©” or “FHLMC”), but may also be issued or guaranteed by other private issuers.  GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA.  The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees.  The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System.  Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

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Mortgage-backed securities issued by private issuers, whether such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer for such securities, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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Options, Futures and Other Strategies

General.  A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”).  In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisers may still not result in a successful transaction.  The Advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

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(3)           As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund was unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

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Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

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Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for the point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

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No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.  When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

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Combined Positions.  A Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

The Funds may invest in the securities of other investment companies to the extent permitted under the 1940 Act and relevant SEC guidelines or rules.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Funds become a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week.  Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

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A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Funds may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

The Funds may engage in short sale transactions under which a Fund sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will:  (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

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Swap Agreements

The Funds may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  A Fund will not enter into any swap agreement unless Rafferty or the subadviser believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement in circumstances where Rafferty or the Subadviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

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The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

The Funds may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of their investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.  Others, such as securities issued by the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are supported only by the credit of the corporation.  In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments.  The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so.  A fund will invest in securities of such instrumentalities only when the Adviser is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

On September 7, 2008, Fannie Mae© and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae© and Freddie Mac’s© assets and property and putting Fannie Mae© and Freddie Mac© in a sound and solvent condition.  Under the conservatorship, the management of Fannie Mae© and Freddie Mac was replaced.  Additionally, the U.S. Treasury reported that Fannie Mae© and Freddie Mac© are expected to gradually reduce their mortgage-backed security portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

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The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship.  First, the U.S. Treasury and FHFA established the Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac© maintained a positive net worth.  Fannie Mae© and Freddie Mac’s© common and preferred shareholders will bear any losses ahead of the new government senior preferred shares.  Second, the U.S. Treasury established a new secured lending credit facility made available to Fannie Mae© and Freddie Mac© to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009.  Also, the U.S. Treasury initiated a program to purchase Fannie Mae© and Freddie Mac© mortgage-backed securities through December 31, 2009, to aid mortgage affordability.  No assurance can be given that the initiatives disclosed above will be successful or will continue.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

The Funds may invest in zero-coupon bonds of any rating or maturity.

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the Funds may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Other Investment Risks and Practices

Borrowing.  The Funds may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Fund’s NAV and on its investments.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

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A Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, a Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  A Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  A Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on four-business days notice or by the borrower on one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  The Funds currently have no intention of lending their portfolio securities.

Portfolio Turnover.  The Trust anticipates that the Funds will have very high portfolio turnover due to the active management of its portfolio.  A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero.  However, a Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions of the increase capital gains recognized as a result of that trading.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

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INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of a Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:

1.           Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective; policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.           Underwrite securities of any other issuer.

3.           Purchase, hold, or deal in real estate or oil and gas interests.

4.           Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 5 and 7; and (3) the Fund may make short sales of securities.

5.           Pledge, mortgage, or hypothecate the Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.           Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

7.           Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

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8.           Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Funds have adopted the following fundamental investment policy that enables them to invest in another investment company or series thereof:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund.  For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty and/or the Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty and/or Subadviser.

In effecting portfolio transactions for the Funds, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty.  Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Rafferty and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Funds’ Subadviser may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty and/or the Funds’ Subadviser in connection with the Funds.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Rafferty.

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Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions.  The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by the each of Funds for the following fiscal years are shown in the table below.

Select Alternative Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 19,693
Year Ended August 31, 2008	$ 30,833
Year Ended August 31, 2007	$ 11,548

Global Perspective Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 344,352
Year Ended August 31, 2008	$ 403,212
Year Ended August 31, 2007	$ 231,416

Equity Opportunity Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 60,055
Year Ended August 31, 2008	$ 104,842
Year Ended August 31, 2007	$ 127,200

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds.  Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

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In addition, the Funds’ service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Funds.  In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board.  The Trustees are responsible for managing the Funds’ business affairs and for exercising all of the Funds’ powers except those reserved to the shareholders.  A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each of the non-interested Trustees of the Trust also serve on the Boards of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex.  In addition, Mr. Rafferty serves on the Board of the Direxion Insurance Trust.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 67	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	93	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

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Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	93	None
Gerald E. Shanley III Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	93	None
John Weisser Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	93	Director, MainStay VP Fund Series; Director ICAP Funds, Inc; Director, The MainStay Funds; Director, Eclipse Funds, Inc.

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 41	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
William Franca Age: 53	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President- National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Christopher Lewis Age: 39	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009– present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A
Guy F. Talarico Age: 54	Principal Financial Officer and Treasurer	One Year; Since 2008
CEO, Alaric Compliance Services, LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.

				N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Secretary	One Year; Since 2004
Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, since 1997; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

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(2)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Funds’ most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues.  The Nominating Committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to the Funds with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee did not meet during the most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the most recent fiscal year.

The following table shows the amount of equity securities in the Funds and the Direxion Family of Investment Companies owned by the Trustees as of the calendar year ended December 31, 2008:

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Select Alternative Fund	$0	$0	$0	$0
Global Fund	$0	$0	$0	$0
Equity Fund	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$0	$10,001 - $50,000	$0	$0
(1)
The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

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The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust.  The following table shows the compensation earned by each Trustee for the Trust’s prior fiscal year ended August 31, 2009.

Name of Person, Position	Aggregate Compensation From the Select Alternative Fund	Aggregate Compensation From the Global Perspective Fund	Aggregate Compensation From the Equity Opportunity Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex(1) Paid to the Trustees
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0	$0	$0

Disinterested Trustees
Daniel J. Byrne	$556	$1,211	$436	$0	$0	$48,000
Gerald E. Shanley III	$646	$1,408	$508	$0	$0	$54,500
John Weisser	$556	$1,211	$436	$0	$0	$48,000
(1)	For the fiscal year ended August 31, 2009, trustees’ fees and expenses in the amount of $81,000 were incurred by the Trust.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of November 30, 2009, the following shareholders were considered to be either a control person or principal shareholder of each Fund:

Equity Opportunity Fund

Name and Address	Parent Company	Jurisdiction	% Ownership
Haggai Institute for Advanced Leadership Training, Inc. 4275 Peachtree Corners Circle Suite 100 Norcross, GA 30092-2553	N/A	N/A	9.14%

U.S. Bank Custody Ralph Doudera IRA Rollover	N/A	N/A	6.44%

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Select Alternative Fund

Name and Address	Parent Company	Jurisdiction	% Ownership
Charles Schwab & Co. Inc. Attn: Mutual Funds 4500 Cherry Creek Dr. South Suite 700 Denver, CO 80246	N/A	N/A	8.19%

Haggai Institute for Advanced Leadership Training, Inc. 4275 Peachtree Corners Circle Suite 100 Norcross, GA 30092-2553	N/A	N/A	7.04%

There were no principal shareholders or control persons of the Global Perspective Fund.  In addition, as of November 30, 2009, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty and Rafferty Capital Markets, LLC. through his ownership in Rafferty Holdings, LLC.

Rafferty has retained Hundredfold Advisors, LLC, 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, to serve as subadviser to the Funds (“Hundredfold” or “Subadviser”).  Through its ownership of the Subadviser, Simply Distribute Charitable Foundation, a not-for-profit foundation, controls Hundredfold and was created as a charitable foundation.  Mr. Ralph Doudera and Ms. Mary Collins are trustees of the foundation.  In addition, as managing members of Hundredfold, both Mr. Doudera and Ms. Collins control the Subadviser.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds and Rafferty, Rafferty provides a continuous investment program for a Fund’s assets in accordance with its investment objective, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty at an annual rate of 1.00% based on its average daily net assets.  Prior to July 1, 2009, each Fund was responsible for its own operating expenses and Rafferty voluntarily agreed to waive its fees and/or reimburse operating expenses (excluding, as applicable, among other expenses, front-end or contingent deferred sales loads, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, Acquired Fund Fees and Expenses, and extraordinary expenses such as litigation) to the extent that each Fund’s Total Annual Fund Operating Expenses exceeded 2.75% of average daily net assets for the period ending  July 1, 2009.  If overall expenses fell below these percentage limitations, then the Funds may reimburse Rafferty within the following three years.

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Effective July 1, 2009, for each Fund, Rafferty is contractually obligated to pay all Fund expenses (excluding, management fees, distribution and/or service fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds).  This agreement may be terminated at any time by the Board of Trustees.

The table below shows the amount of advisory fees incurred by each of the Funds and the amount of fees waived and/or reimbursed by Rafferty for the following years.

Select Alternative Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor
Year Ended August 31, 2009	$214,751	$0
Year Ended August 31, 2008	$355,590	$0
Year Ended August 31, 2007	$318,478	$0

Global Perspective Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor
Year Ended August 31, 2009	$569,120	$0
Year Ended August 31, 2008	$1,023,959	$0
Year Ended August 31, 2007	$1,195,205	$0

Equity Opportunity Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Advisor
Year Ended August 31, 2009	$128,333	$5,776
Year Ended August 31, 2008	$244,188	$0
Year Ended August 31, 2007	$403,417	$0

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Funds, in compliance with the 1940 Act.  The Advisory Agreement continues in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and Hundredfold, Hundredfold, subject to direction by Rafferty and the Board, provides investment advice and portfolio management services to the Funds for a fee payable by Rafferty.  An investment team from Hundredfold will manage the Funds’ assets, under the supervision of Rafferty.  Under the Subadvisory Agreement, Hundredfold directs, through Rafferty, the allocation of Fund assets among various baskets of securities, created by Hundredfold.  Then, Rafferty implements Hundredfold’s investment decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities.  For the investment subadvisory services provided to the Funds, Rafferty pays Hundredfold 0.40% for assets under management of less than $40 million, 0.60% for assets under management between $40 million and $100 million, 0.70% for assets under management between $100 million and $150 million, 0.75% for assets under management between $150 million and $200 million, and 0.80% for assets under management if greater than $200 million.

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The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or Hundredfold, as defined under the 1940 Act) and the shareholders of the Funds, in compliance with the 1940 Act.  The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, Hundredfold or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Funds.  The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by Hundredfold.  Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of Hundredfold upon termination of the Subadvisory Agreement.

Under an agreement with Funds, Spectrum Financial Inc., an affiliate of Hundredfold, may provide services to the Funds and receive an annualized fee of 1.00% based on the average daily net assets of the Funds attributable to clients of Spectrum Financial, Inc. who are shareholders of the Funds.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Hundredfold shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, Hundredfold and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the Funds to invest in securities that may be owned by the Funds, subject to certain restrictions.

Portfolio Manager

Ralph J. Doudera serves as portfolio manager of the Funds.  In addition to the Funds, Mr. Doudera manages the other accounts set forth below.  Hundredfold provided the following information regarding the other accounts managed by the Funds’ portfolio manager, including the number of accounts, the total assets in those accounts and the categorization of the accounts as of August 31, 2009.

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Other Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	445	$200 million	0	$0
(1)	Mr. Doudera is also the founder, CEO and investment manager of Spectrum Financial Inc., a registered investment adviser. Mr. Doudera manages all of the above accounts for Spectrum Financial Inc.

Because the other accounts listed above invest only in mutual funds, Hundredfold and/or Spectrum Financial Inc. have not identified any material conflicts between the Funds and other accounts managed by Mr. Doudera.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.  Hundredfold’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Rafferty.  This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of August 31, 2009, Mr. Doudera is not compensated for his position as portfolio manager to the Funds.  All of Mr. Doudera’s services are donated to Hundredfold.

Set forth below are the dollar ranges of securities of the Funds beneficially owned by the portfolio manager as of August 31, 2009.

Fund	Dollar Range of Equity Securities in the Funds
Select Alternative Fund	Over $1,000,000
Global Perspective Fund	Over $1,000,000
Equity Opportunity Fund	Over $1,000,000

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Funds as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.  Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Funds’ investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

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Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $175,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management services fees incurred by each of the Funds to the Administrator for the following the fiscal years.

Fiscal Period	Select Alternative Fund
Year Ended August 31, 2009	$6,719
Year Ended August 31, 2008	$14,827
Year Ended August 31, 2007	$15,555

Fiscal Period	Global Perspective Fund
Year Ended August 31, 2009	$18,388
Year Ended August 31, 2008	$44,011
Year Ended August 31, 2007	$36,379

Fiscal Period	Equity Opportunity Fund
Year Ended August 31, 2009	$4,171
Year Ended August 31, 2008	$14,316
Year Ended August 31, 2007	$16,619

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $525,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of the Funds’ assets.  Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds’ portfolios.  The Custodian receives an annual fee based on the Trust’s total average daily net 0.0225% and a $1,000 minimum fee per fund.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, the Funds have received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

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Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of the Funds’ shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2009, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Service Class Shares of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of the Service Class Shares and the servicing and maintenance of existing shareholder accounts.  Pursuant to the Plan, a Fund may pay up to 1.00% of its average daily net assets. Under an agreement with the Funds, your Financial Advisor, including Spectrum Financial, Inc., may receive these fees from the Funds.  In exchange, your Financial Advisor or Spectrum Financial, Inc. may provide a number of services, as described in the Prospectus.

The Plan was approved by the Trustees, including the Independent Trustees of the Funds.  In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.  The Trustees will review quarterly and annually a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.  The Distributor, as the Funds’ principal underwriter, Rafferty and the Subadviser may have a direct or indirect financial interest in the Plan or any related agreement.

The Plan permits payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and/or the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund.  In addition, the Plan authorizes payments by each Fund to the distributor and/or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each Fund for the fiscal year ended August 31, 2009.

Fund	12b-1 fees incurred
Select Alternative Fund	$214,751
Global Perspective Fund	$569,120
Equity Opportunity Fund	$128,333

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Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing and Servicing Expenses
Select Alternative Fund	$0	$0	$0	$214,751	$0	$0
Global Perspective Fund	$0	$0	$0	$569,120	$0	$0
Equity Opportunity Fund	$0	$0	$0	$128,333	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 5 Times Square New York, New York, 10036, is the independent registered public accounting firm for the Trust.  The Financial Statements of the Funds for the fiscal year ended August 31, 2009 have been audited by E&Y and are incorporated by reference herein, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Funds is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business (“Business Day”).  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded principally on the NASDAQ® Global Market (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used.  All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

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Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Funds’ pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

For purposes of calculating their daily NAV, the Funds typically reflect changes in their holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when the Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on the Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act which obligates the Funds to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Funds’ NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Funds determine NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

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Redemptions by Telephone

Shareholders may redeem shares of the Funds by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following the Funds’ receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases may be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account; and

•
The signatures on any written redemption request in excess of $250,000 have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of the Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of Fund shareholders.

Anti-Money Laundering

The Funds are required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Funds’ Customer Identification Program, the Funds’ Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

36

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by the Funds before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of a Fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Net investment income and any realized net capital gains are as described in the Prospectus under “Distributions and Taxes.”  All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

Taxes

Regulated Investment Company Status.  Each Fund is treated as a separate corporation for Federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”).  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gains, over net long-term capital loss (“net short-term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders for that year.

37

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  These requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that each Fund will be able to do so.  The investment by a Fund primarily in options and futures positions entails some risk that sit might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by such other Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more Funds.
If a Fund failed to qualify for treatment as a RIC in any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%) without being able to deduct the distributions it makes to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income), except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”) which is subject to a maximum federal income tax rate of 15% for individual shareholders) to the extent of the Fund’s earnings and profits.  In addition, a Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General.  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends distributed by a Fund (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.  A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares.  An exchange of Fund shares for shares of another Fund generally will have similar consequences.

38

Income from Foreign Securities.  Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain  on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies; (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gains from options and futures a Fund derives with respect to its business of investing in securities will be qualifying income under the Income Requirement.

39

“Nonequity options” (i.e., certain listed options, such as those on “broad-based” stock indices) and futures in which the Funds may invest may be “section 1256 contracts.”  Section 1256 contracts that a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which the Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Funds may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract entered into by a Fund or a related person with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

40

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the Federal tax treatment of the Funds’ and their shareholder activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions therefrom.

Capital Loss Carryovers.  As of August 31, 2009, the following Funds had capital loss carryovers on a tax basis in the respective amounts, expiring in the indicated taxable years shown below:

	8/31/2014	8/31/2015	8/31/2016	8/31/2017	Total

Select Alternative Fund	$0	$0	$0	$3,275,821	$3,275,821
Global Perspective Fund	$0	$0	$0	$14,988,713	$14,988,713
Equity Opportunity Fund	$0	$0	$0	$4,424,107	$4,424,107

To the extent a Fund listed above realizes future net capital gains, those gains will be offset by any unused capital loss carryover(s).

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended August 31, 2009, are herein incorporated by reference to the Funds’ Annual Report to shareholders dated August 31, 2009.  To receive a copy of the Prospectus or Annual or Semi-Annual reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

41

Appendix A

Description of Corporate Bond Ratings

A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
•     Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•     Nature of and provisions of the obligation;
•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.
Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

A-3

•      Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
•      The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
•      The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-4

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-5

Note
Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.
Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-6

APPENDIX B

Rafferty Asset Management, LLC
Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues.  With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”).  ISS prepares custom research and votes per their recommendation.  If we agree with their recommendation, no action is required.  However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations.  Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below.  Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation.  Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank.  Reports are verified monthly through ISS’s Votex website.  ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year.  US Bank files the NP-X with the SEC on the Trust’s behalf.  These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•
The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between chief executive pay and company performance;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•
The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or
•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
•	Market reaction - How has the market responded to the proposed deal?
•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
•	Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:
•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
- A minimum vesting of three years for stock options or restricted stock; or
- Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:
•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-
pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•
Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
•	Performance of the fund’s net asset value;
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.

PROSPECTUS

[DIREXION FUNDS LOGO]

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

BULL FUNDS	BEAR FUNDS
Domestic Equity Index Funds
Direxion Monthly S&P 500® Bull 2X Fund (formerly S&P 500® Bull 2.5X Fund)	Direxion Monthly S&P 500® Bear 2X Fund (formerly S&P 500® Bear 2.5X Fund)
Direxion Monthly NASDAQ-100® Bull 2X Fund (formerly NASDAQ-100® Bull 2.5X Fund)	Direxion Monthly NASDAQ-100® Bear 2X Fund (formerly NASDAQ-100® Bear 2.5X Fund)
Direxion Monthly Small Cap Bull 2X Fund (formerly Small Cap Bull 2.5X Fund)	Direxion Monthly Small Cap Bear 2X Fund (formerly Small Cap Bear 2X Fund)
Currency Funds
Direxion Monthly Dollar Bull 2X Fund (formerly Dollar Bull 2.5X Fund)	Direxion Monthly Dollar Bear 2X Fund (formerly Dollar Bear 2.5X Fund)
International Funds
Direxion Monthly Emerging Markets Bull 2X Fund (formerly Emerging Markets Bull 2X Fund)	Direxion Monthly Emerging Markets Bear 2X Fund (formerly Emerging Market Bear 2X Fund)
Direxion Monthly Developed Markets Bull 2X Fund (formerly Developed Markets Bull 2X Fund)	Direxion Monthly Developed Markets Bear 2X Fund (formerly Developed Markets Bear Fund)
Direxion Monthly Latin America Bull 2X Fund (formerly Latin America Bull 2X Fund)
Direxion Monthly China Bull 2X Fund (formerly China Bull 2X Fund)
Specialty Funds
Direxion Monthly Commodity Bull 2X Fund (formerly Commodity Bull 2X Fund)
Fixed Income Funds
Direxion Monthly 10 Year Note Bull 2X Fund (formerly 10 Year Note Bull 2.5X Fund) Dynamic HY Bond Fund	Direxion Monthly 10 Year Note Bear 2X Fund (formerly 10 Year Note Bear 2.5X Fund) HY Bear Fund
Money Market Funds
U.S. Government Money Market Fund

The Funds are very different from most mutual funds. Other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek  calendar month leveraged  investment results. The pursuit of such goals has the following implications:

The Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the benchmark of an investment.

An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% (or -200%) exposure to the target index from that point until the end of the month.  The actual exposure (“beta”) is a function of the performance of the benchmark from the end of the prior calendar month and such investor should consult the Fund’s website to determine the then projected beta before investing in the Fund.  If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period.  This deviation will increase with higher index volatility and longer holding periods.

The return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the index for such shorter period and the magnification point for the Fund.

Table of Contents - Monthly Prospectus

The Funds are not suitable for all investors and are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments.

Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.

Each Bear Fund pursues investment goals which are inverse to the performance of its benchmark, a result opposite of most other mutual funds

There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.

If a Fund’s underlying benchmark moves 50% or more in a given calendar month in a direction adverse to the Fund, the Funds’ investors would lose all of their money.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

December 29, 2009

i

OVERVIEW

This Prospectus relates to shares of the funds noted below (which are sometimes referred to in this Prospectus as a “Fund” and, collectively, as the “Funds”) of the Direxion Funds (the “Trust”).  Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the investment adviser to each Fund.

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, the Funds described in this Prospectus seek to provide calendar month leveraged investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark.  As used in this prospectus, the term “calendar month” refers to the period from the close of the markets on the last business day of a given month until the close of the markets on the last business day of the subsequent month.  The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month.  An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.  The Funds with the word “Bull” in their name (collectively, the “Bull Funds”) attempt to provide investment results that correlate positively to the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark.  Except for the HY Bear Fund, which is discussed separately below, the Funds with the word “Bear” in their name (collectively, the “Bear Funds”) attempt to provide investment results that correlate negatively to the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.  The correlations sought by the Bull Funds and the Bear Funds are generally a multiple of the returns of the target index or benchmark.  For instance, the benchmark for the Direxion Monthly S&P 500® Bull 2X Fund is 200% of the calendar month price performance of the S&P 500® Index, while the benchmark for the Direxion Monthly S&P 500® Bear 2X Fund is 200% of the inverse, or opposite, of the calendar month price performance of the S&P 500® Index.  If, over a given calendar month, the S&P 500® Index gains 1%, the Direxion Monthly S&P 500® Bull 2X Fund is designed to gain approximately 2% (which is equal to 200% of 1%), while the Direxion Monthly S&P 500® Bear 2X Fund is designed to lose approximately 2%.  Conversely, if the S&P 500® Index loses 1% over a given calendar month, the Direxion Monthly S&P 500® Bull 2X Fund is designed to lose approximately 2%, while the Direxion Monthly S&P 500® Bear 2X Fund is designed to gain approximately 2%.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly S&P 500® Bull 2X Fund	S&P 500®	200%
Direxion Monthly S&P 500® Bear 2X Fund		-200%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100®	200%
Direxion Monthly NASDAQ-100® Bear 2X Fund		-200%
Direxion Monthly Small Cap Bull 2X Fund	Russell 2000®	200%
Direxion Monthly Small Cap Bear 2X Fund		-200%
Direxion Monthly Dollar Bull 2X Fund	U.S. Dollar®	200%
Direxion Monthly Dollar Bear 2X Fund		-200%
Direxion Monthly Commodity Bull 2X Fund	Morgan Stanley® Commodity Related	200%
Direxion Monthly China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging MarketsSM	200%
Direxion Monthly Emerging Markets Bear 2X Fund		-200%
Direxion Monthly Developed Markets Bull 2X Fund	MSCI EAFE®	200%
Direxion Monthly Developed Market Bear 2X Fund		-200%

Table of Contents - Monthly Prospectus

Fund	Index or Benchmark	Monthly Target
Direxion Monthly Latin America Bull 2X Fund	S&P® Latin America 40	200%
Direxion Monthly 10 Year Note Bull 2X Fund	10-Year Treasury Note	200%
Direxion Monthly 10 Year Note Bear 2X Fund		-200%

To pursue these results, the Funds listed above use aggressive investment techniques such as engaging in futures, swaps and options transactions.  As a result, these Funds are designed principally for experienced investors who intend to follow an asset allocation strategy and are suitable for purchase by active investors as well as investors who engage in market timing activities.  There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.

The Trust also offers the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund.

The U.S. Government Money Market Fund seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. government, its agencies or instrumentalities.

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments.  The term “bear” is used in the financial markets to describe a market which is declining in value.  Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.

Changes in Investment Objective.  Except for the U.S. Government Money Market Fund, each Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees without shareholder approval.  The investment objective of the U.S. Government Money Market Fund is a fundamental policy and can only be changed with shareholder approval.

INVESTMENT TECHNIQUES AND POLICIES

Rafferty uses a number of investment techniques in an effort to achieve the stated goal for each Fund.  For the Bull Funds, Rafferty attempts to magnify the returns of each Bull Fund’s index or benchmark for a calendar month. The Bear Funds are managed to provide returns inverse (or opposite) by a defined percentage to the return of each Bear Fund’s index or benchmark for a calendar month.  Rafferty creates net “long” positions for the Bull Funds and net “short” positions for the Bear Funds.  (Rafferty may create short positions in the Bull Funds and long positions in the Bear Funds even though the net exposure in the Bull Funds will be long and the net exposure in the Bear Funds will be short.)  Long positions move in the same direction as their index or benchmark, advancing when the index or benchmark advances and declining when the index or benchmark declines.  Short positions move in the opposite direction of the index or benchmark, advancing when the index or benchmark declines and declining when the index or benchmark advances.  Rafferty generally does not use fundamental securities analysis to accomplish such correlation.  Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs.  As a consequence, if a Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund.  Each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

A Bull Fund generally will hold a representative sample of the securities in its benchmark index.  The sampling of securities that is held by a Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the benchmark index.  A Fund also may invest in securities that are not included in the index or may overweight or underweight certain components of the index.  A Fund’s assets may be concentrated in an industry or group of industries to the extent that the Fund’s benchmark index concentrates in a particular industry or group of industries.  In addition, each Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers.

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Each Bull and Bear Fund invests significantly in exchange-traded funds (“ETFs”), futures contracts on stock indices, swap agreements, options on futures contracts and financial instruments such as options on securities and stock indices options.  Rafferty uses these types of investments to produce economically “leveraged” investment results.  Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Each Bull Fund and Bear Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets.  To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.

On the last business day of each calendar month, each Fund other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund will position its portfolio to ensure that the Fund’s exposure to its benchmark is consistent with the Fund’s stated goals.  The impact of market movements during the calendar month will determine whether the portfolio needs to be repositioned.  If the target index rises from the beginning of a calendar month to the end of the calendar month, a Bull Fund’s net assets should rise, meaning the Fund’s exposure may need to be increased.  Conversely, if the target index falls from the beginning of a calendar month to the end of the calendar month, a Bull Fund’s net assets should fall, meaning the Fund’s exposure may need to be reduced.  If the target index rises from the beginning of a calendar month to the end of the calendar month, a Bear Fund’s net assets should fall, meaning the Fund’s exposure may need to be reduced.  If the target index falls from the beginning of a calendar month to the end of the calendar month, a Bear Fund’s net assets should rise, meaning the Fund’s exposure may need to be increased.  A Fund’s portfolio may also need to be changed to reflect changes in the composition of an index.  Rafferty increases the Fund’s exposure when its assets rise and reduces the Fund’s exposure when its assets fall.

Each Bull and Bear Fund is designed to provide calendar month leveraged investment returns, before fees and expenses, that are a multiple of the returns of its index or benchmark for the stated period.  While Rafferty attempts to minimize any “tracking error” (the statistical measure of the difference between the investment results of a Fund and the performance of its index or benchmark), certain factors will tend to cause a Fund’s investment results to vary from the stated objective.  A Fund may have difficulty in achieving its calendar month target due to fees and expenses, high portfolio turnover, transaction costs, significant purchase and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund.

Each Bull and Bear Fund invests significantly in swap agreements, forward contracts, reverse repurchase agreements, options, including futures contracts, options on futures contracts and financial instruments such as options on securities and stock indices options, and caps, floors and collars.  Rafferty uses these types of investments to produce economically “leveraged” investment results.  Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Seeking calendar month leveraged investment results provides potential for greater gains and losses relative to benchmark performance.  For instance, the Direxion Monthly S&P 500® Bull 2X Fund seeks to provide, before fees and expenses, 200% of the calendar month return of the S&P 500® Index.  If the S&P 500® gains 2% in a given calendar month, the Direxion Monthly S&P 500® Bull 2X Fund would be expected to gain approximately 4%.  Conversely, if the S&P 500® Index declines 2% in a given calendar month, the Direxion Monthly S&P 500® Bull Fund would be expected to lose 4%.  However, for a period longer than one calendar month, the pursuit of calendar month goals may result in calendar month leveraged compounding, which means that the return of an index over a period of time greater than one calendar month multiplied by the Fund’s calendar month target (e.g., 200%) generally will not equal a Fund’s performance over that same period.  Consider the following examples:

Mary is considering investments in two Funds, Fund A and Fund B.  Fund A is a traditional index fund which seeks (before fees and expenses) to match the performance of the XYZ index.  Fund B is a leveraged Fund and seeks calendar month leveraged investment results (before fees and expenses) that correspond to 200% of the calendar month performance of the XYZ index.

In January, the XYZ index increases in value from $100 to $105, a gain of 5%.  In February, the XYZ index declines from $105 back to $100, a loss of 4.76%.  In the aggregate, the XYZ index has not moved.

An investment in Fund A would be expected to gain 5% in January and lose 4.76% in February to return to its original value.  The following example assumes a $100 investment in Fund A when the index is also valued at $100:

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Month	Index Value	Index Performance	Value of Investment
	$100.00		$100.00
January	$105.00	5.00%	$105.00
February	$100.00	-4.76%	$100.00

The same $100 investment in Fund B, however, would be expected to gain 10% in January (200% of 5%) but decline 9.52% in February.

Month	Index Performance	200% of Index Performance	Value of Investment
			$100.00
January	5.00%	10.00%	$110.00
February	-4.76%	-9.52%	$99.52

Although the percentage decline is smaller in February than the percentage gain in January, the loss is applied to a higher principal amount so the investment in Fund B has a loss even when the aggregate index value for the two-month period has not declined.  (These calculations do not include the charges for expense ratio and the financing charges.)

As you can see, an investment in Fund B has higher rewards and risks due to the effects of leverage and compounding.

Other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek calendar month leveraged investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.  These Funds are very different from most mutual funds.  First, other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, each Fund pursues monthly leveraged investment goals, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the benchmark of an investment.  Second, each Bear Fund pursues investment goals which are inverse to the performance of its benchmark; a result opposite of most other mutual funds.  Third, the Funds seek calendar month leveraged investment results.  An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index from that point until the end of the month.  The actual exposure is a function of the performance of the benchmark from the end of the prior calendar month and such investor should consult the Fund’s website to determine the then projected exposure before investing in the Fund.  If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period.  This deviation will increase with higher index volatility and longer holding periods.  As a consequence, investors should not plan to hold the funds unmonitored through the end of a month or for longer periods of time.  Further, the return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the index for such shorter period and the magnification point for the Fund.  The Funds are not suitable for all investors.

For investments held through the end of a calendar month, volatility in the performance of the benchmark from month to month is the primary cause of any disparity between a Fund’s actual returns, the product of the Fund’s beta and the returns of the benchmark for such longer period.  Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns.  For example, consider the following three examples:

Example 1 – Benchmark Index Experiences Low Volatility

Mary invests $10.00 in a 2X Fund on the last day of Calendar Month 1.  During Calendar Month 2, the Fund’s benchmark rises from 100 to 102, a 2% gain.  Mary’s investment rises 4% to $10.40.  Mary holds her investment through the end of Calendar Month 3, during which the Fund’s benchmark rises from 102 to 104, a gain of 1.96%.  Mary’s investment rises to $10.81, a gain during Calendar Month 3 of 3.92%.  For the two calendar month period since Mary invested in the Fund, the benchmark gained 4% although Mary’s investment increased by 8.1%.  Because the benchmark index continued to trend upwards with low volatility, Mary’s return closely correlates to the 200% return of the return of the index for the period.

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Example 2 – Benchmark Index Experiences High Volatility

Mary invests $10.00 in a 2X Fund on the last day of Calendar Month 1.  During Calendar Month 2, the Fund’s benchmark rises from 100 to 110, a 10% gain, and Mary’s investment rises 20% to $12.00.  Mary continues to hold her investment through the end of Calendar Month 3, during which the Fund’s benchmark declines from 110 to 90, a loss of 18.18%.  Mary’s investment declines by 36.4%, from $12.00 to $7.64.  For the two calendar month period since Mary invested in the Fund, the Fund’s benchmark index lost 10% while Mary’s investment decreased from $10 to $7.64, a 23.6% loss.  The volatility of the benchmark affected the correlation between the benchmark index’s return for the two calendar month period and Mary’s return.  In this situation, Mary lost more than two times the return of the benchmark index.

Example 3 – Intra Month Investment with Volatility

The examples above assumed that Mary purchased the Fund on the last day of the relevant calendar month and received exposure equal to 200% of her investment.  If she made an investment on a subsequent day, she would have received a beta determined by the performance of the benchmark from the end of the prior calendar month until the date of the purchase.

Mary invests $10.00 in a 2X Fund on the 5th day of Calendar Month 1.  From the end of the prior calendar month until the day on which Mary invests, the index moves from 100 to 102, a 2% gain.  In light of that gain, the Fund beta at the point at which Mary invests is 196%.  During the remainder of Calendar Month 1, the Fund’s benchmark rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 15.4% (which is the benchmark gain of 7.84% multiplied by the 196% beta that she received) to $11.54.  Mary continues to hold her investment through the end of Calendar Month 2, during which the Fund’s benchmark declines from 110 to 90, a loss of 18.18%.  Mary’s investment declines by 36.4%, from $11.54 to $7.34.  For the period of Mary’s investment, the Fund’s benchmark declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $7.34, a 26.6% loss.  The volatility of the benchmark affected the correlation between the benchmark index’s return for the two calendar month period and Mary’s return.  In this situation, Mary lost more than two times the return of the benchmark index.  Mary was also hurt because she missed the first 2% move of the benchmark and had a beta of 196% for the remainder of Calendar Month 1.

The Funds are designed to be used by traders and active investors employing dynamic strategies.  Such investors are expected to monitor and manage their portfolios frequently, and certainly at least monthly.  The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments.  Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.  There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.

Defensive Policy.  Generally, each Fund other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and HY Bear Fund pursues its investment objective regardless of market conditions and does not take defensive positions.  As a consequence, a Fund will generally not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its index or benchmark.  However, if a Fund’s target index has moved dramatically in a particular direction and Rafferty believes a reversal is likely, Rafferty may attempt to hedge some portion of the Fund’s portfolio against such a reversal.  Such hedging strategies include, but are not limited to, the purchase of put options to hedge against a decline in a Bull Fund’s portfolio and the purchase of call options to hedge against a decline in a Bear Fund’s portfolio.  Hedging strategies will increase a Fund’s expenses, reduce net assets and reduce upside to some extent.  To reduce the cost of such a hedging strategy, Rafferty may sell options, which will reduce a Fund’s upside if such options move against the Fund.  In addition, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. government securities until the level of net assets is sufficient to permit the desired investments.  As a result, such Fund may not achieve its investment objective during this period.  To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (800) 851-0511.

Market Volatility.  Each Fund seeks to provide a return which is a multiple of the calendar month performance of its benchmark.  No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the benchmark for periods other than a calendar month.  Each Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses.

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Calendar month rebalancing will impair a Fund’s performance if the benchmark experiences volatility.  For instance, a hypothetical 2X Bull Fund would be expected to lose 4% (as shown in the Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%.  A hypothetical 2X Bear Fund would be expected to lose 12% (as shown in the Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%.  If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Bull Fund widens to approximately 15% while the loss for a Bear Fund rises to 45%.  At higher ranges of volatility, there is a chance of a near complete loss of Fund value even if the benchmark is flat.  For instance, if annualized volatility of the benchmark is 90%, both a Bull and a Bear Fund targeted to the same benchmark would be expected to lose more than 76% and 99% respectively, of their value even if the cumulative benchmark return for the year was 0%.  An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

Table 1 – Negative Implications of Volatility

Volatility Range	Bull Fund Loss	Bear Fund Loss

10%	-1%	-3%
20%	-4%	-12%
30%	-9%	-26%
40%	-15%	-45%
50%	-23%	-65%
60%	-33%	-92%
70%	-47%	-99%
80%	-55%	-99%
90%	-76%	-99%
100%	-84%	-99%

Table 2 shows the range of volatility for each of the indexes to which one of the Funds is benchmarked over the twelve months ended November 30, 2009.  (In historical terms, volatility ranges during this period were extremely high.)  The indexes to which the Funds are benchmarked have historical volatility rates over that period ranging from 9% to 32%.  Since market volatility, like that experienced by the markets recently, has negative implications for Funds which rebalance on a calendar month basis, investors should be sure to monitor and manage their investments in the Funds in volatile markets.  The negative implications of volatility noted in Table 1 can be combined with the recent volatility ranges of various indexes in Table 2 to give investors some sense of the risks of holding the Funds for long periods.  These tables are intended to simply underscore the fact that the Funds that seek calendar month leveraged investment results are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Table 2 – Historic Volatility of each Fund’s Benchmark Index

Index	Volatility Range

S&P 500®	18
NASDAQ-100®	18
Russell 2000®	25
U.S. Dollar®	9
Morgan Stanley® Commodity Related	29
FTSE/Xinhua China 25 Index	31
MSCI Emerging MarketsSM	29
MSCI EAFE®	23
S&P® Latin America 40	32
10-Year Treasury Note	10

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A Precautionary Note to Investors Regarding Dramatic Index Movement.  Each Bull Fund seeks calendar month exposure to its target index equal to 200% of its net assets while each Bear Fund seeks calendar month exposure to its target index equal to -200% of its net assets.  As a consequence, a Fund could theoretically lose an amount greater than its net assets in the event of a movement of its target index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the target index of a Bull Fund and a gain in the value of the target index for a Bear Fund).  Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not lose more than 90% of its net asset value in a given calendar month.  The cost of such downside protection will be symmetrical limitations on gains.  If Rafferty successfully positions a Fund’s portfolio to provide such limits, a Fund’s portfolio and net asset value will not be responsive to movements in its target index beyond 45% in a given calendar month, whether that movement is favorable or adverse to the Fund.  For example, if a Bull Fund’s target index were to gain 50%, the Bull Fund might be limited to a calendar month gain of 90%, which corresponds to 200% of an index gain of 45%, rather than 200% of the index gain of 50%.  Rafferty cannot be assured of similarly limiting a Fund’s losses and shareholders should not expect such protection.  In short, the risk of total loss exists.  In the event of a severe index movement which results in a limit on gains and losses, a Fund’s performance may be inconsistent with its stated investment objective.

The Projected Calendar Month Return of a Bull Fund.  A Bull Fund seeks to provide a calendar month return that is a multiple of the calendar month return of a target index or benchmark.  Doing so requires the use of leveraged investment techniques, which necessarily incur financing charges.  For instance, the Direxion Monthly S&P 500® Bull 2X Fund seeks exposure to its benchmark in an amount equal to 200% of its assets, meaning it uses leveraged investment techniques to seek exposure to the S&P 500® Index in an amount equal to 200% of its net assets.  In light of the financing charges and a Bull Fund’s operating expenses, the expected return of a Bull Fund is equal to the gross expected return, which is the calendar month benchmark return multiplied by 200%, minus (i) financing charges incurred by the portfolio and (ii) calendar month operating expenses.  For instance, if the S&P 500® Index returns 5% in a given calendar month, the gross expected return of the Direxion Monthly S&P 500® Bull 2X Fund would be 10%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower.  Each Fund will reposition its portfolio on the last business day of a calendar month.  Therefore, if an investor purchases Fund shares on the last business day of a calendar month, the investor’s exposure to the target index of a Bull Fund would reflect 200% of the performance of the index during the next calendar month, subject to charges and expenses noted above, regardless whether the investor sells the shares during that calendar month.

The Projected Calendar Month Return of a Bear Fund.  A Bear Fund seeks to provide a calendar month return which is a multiple of the inverse (or opposite) of the calendar month return of a target index or benchmark.  To create the necessary exposure, a Bear Fund engages in short selling – borrowing and selling securities it does not own.  The money that a Bear Fund receives from short sales – the short sale proceeds – is an asset of the Bear Fund that can generate income to help offset the Bear Fund’s operating expenses.  However, the costs of creating short exposure, which may require the Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income.  Each Fund will reposition its portfolio on the last business day of a calendar month.  Therefore, if an investor purchases Fund shares on the last business day of a calendar month, the investor’s exposure to the target index of a Bear Fund would reflect 200% of the inverse performance of the index during the next calendar month, subject to charges and expenses noted above, regardless whether the investor sells the shares during that calendar month.

The Projected Returns of the Funds for Intra-Calendar Month Purchases.  The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month.  An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.  If the target index moves in a direction favorable to the Fund, the investor will receive exposure to the target index less than 200%.  Conversely, if the target index moves in a direction adverse to the Fund, the investor will receive exposure to the target index greater than 200%.  Investors may consult the Fund’s website at any point during the month to determine how the current value of a Fund’s target index relates to the value of the target index at the end of the calendar month.  Graph 1 below indicates how the exposure to the target index of an investment in a Bull 2X Fund would vary based upon a range of market movements if the investor purchases Fund shares after the last business day of the calendar month and before the last business day of the next calendar month.  Graph 2 below indicates how the exposure to the target index of an investment in a Bear 2X Fund would vary based upon a range of market movements if the investor purchases Fund shares after the last business day of the calendar month and before the last business day of the next calendar month.

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The graph and accompanying table below indicates exposure for a Bull 2X Fund after movements of the index after the beginning of the month.  For instance, as indicated below, if an investor purchases shares in a Bull 2X Fund after the end of one calendar month and before the end of the next calendar month and the target index has gained 5% during that calendar month, the investor’s exposure would be 191% of the performance of the target index until the end of that calendar month.  Conversely, if the target index has declined 5%, the investor’s exposure would be 211% of the performance of the target index until the end of that calendar month.  If a Bull Fund’s target index moves sharply from its value at the end of the prior calendar month, an investor who purchases shares before the end of the next calendar month may receive exposure to the performance of the target index substantially in excess of 200% of a shareholder’s investment.  For instance, as noted in Graph 1 below, if the target index declines 20%, the investor would not receive 200% exposure to the performance of the target index, but would instead receive 267% exposure to the performance of the target index.

Graph 1 – Intra-Period Exposure (Bull Fund)

Index Move	-20%	-15%	-10%	-5%	0%	5%	10%	15%	20%
Resulting Exposure	267%	243%	225%	211%	200%	191%	183%	177%	171%

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The graph and accompanying table below indicates exposure for a Bear 2X Fund after movements of the index after the beginning of the month.  For instance, as indicated below, if an investor purchases shares in a Bear 2X Fund after the end of one calendar month and before the end of the next calendar month and the target index has gained 5% during that calendar month, the investor’s exposure would be -233% of the performance of the target index until the end of that calendar month.  Conversely, if the target index has declined 5%, the investor’s exposure would be -173% of the performance of the target index until the end of that calendar month.  If a Bear Fund’s target index moves sharply from its value at the end of the prior calendar month, an investor who purchases shares before the end of the next calendar month may receive exposure to the performance of the target index substantially in excess of -200% of a shareholder’s investment.  For instance, as noted in Graph 2 below, if the target index gains 20%, the investor would not receive -200% exposure to the performance of the target index, but would instead receive -400% exposure to the performance of the target index.

Graph 2 – Intra-Period Exposure (Bear Fund)

Index Move	-20%	-15%	-10%	-5%	0%	5%	10%	15%	20%
Resulting Exposure	-114%	-131%	-150%	-173%	-200%	-233%	-275%	-329%	-400%

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The Projected Returns of Bull and Bear Funds for Shares Held Longer Than a Calendar Month.  The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for longer than a calendar month.  For instance, if the S&P 500® Index gains 10% during a year, the Direxion Monthly S&P 500® Bull 2X Fund should not be expected to provide a return of 20% for the year even if it meets its calendar month target throughout the year.  This is true because the pursuit of calendar month goals may result in calendar month leveraged compounding, which means that the return of an index over a period of time greater than one calendar month multiplied by 200%, in the case of a Bull Fund, or -200%, in the case of a Bear Fund, will not generally equal a Fund’s performance over that same period.

The following charts set out a range of hypothetical calendar month performances during a given calendar year of an index and demonstrate how changes in the index impact the Funds’ performance for each calendar month and cumulatively up to, and including, the entire calendar year.  The charts are based on a hypothetical $100 investment in the Funds over a 12-month calendar period and do not reflect expenses of any kind.

Table 3 – The Market Lacks a Clear Trend for a Period Longer Than One Month

Index				Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
February	110	4.76%	10.00%	$120.48	9.52%	20.47%	$81.43	-9.52%	-18.57%
March	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.23	18.18%	-3.76%
April	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
May	85	-5.56%	-15.00%	$70.10	-11.12%	-29.91%	$128.31	11.12%	28.33%
June	100	17.65%	0.00%	$94.83	35.30%	-5.17%	$83.03	-35.30%	-16.97%
July	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
August	100	5.26%	0.00%	$94.34	10.52%	-5.68%	$81.71	-10.52%	-18.28%
September	105	5.00%	5.00%	$103.77	10.00%	3.76%	$73.54	-10.00%	-26.45%
October	100	-4.76%	0.00%	$93.89	-9.52%	-6.12%	$80.55	9.52%	-19.45%
November	95	-5.00%	-5.00%	$84.50	-10.00%	-15.51%	$88.60	10.00%	-11.39%
December	105	10.53%	5.00%	$102.29	21.06%	2.28%	$69.95	-21.06%	-30.05%

The cumulative annual performance of the index in Table 3 is 5%.  The hypothetical return of the Bull Fund for the calendar year is 2.28%, while the hypothetical return of the Bear Fund for the calendar year is -30.05%.  The hypothetical return of the Bull Fund is 46% of the index return for the calendar year, while the hypothetical return of the Bear Fund is 601% of the index return for the calendar year.  The volatility of the benchmark performance and the lack of a clear trend means that a Fund’s gain or losses are somewhat random and bear little relationship to the performance of the index for the year.

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Table 4 – The Market Rises in a Clear Trend

Index				Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
February	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
March	106	1.92%	6.00%	$112.24	3.84%	12.23%	$88.69	-3.84%	-11.31%
April	108	1.89%	8.00%	$116.47	3.78%	16.47%	$85.34	-3.78%	-14.66%
May	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
June	112	1.82%	12.00%	$125.18	3.64%	25.17%	$79.19	-3.64%	-20.81%
July	114	1.79%	14.00%	$129.65	3.58%	29.66%	$76.36	-3.58%	-23.64%
August	116	1.75%	16.00%	$134.20	3.50%	34.19%	$73.68	-3.50%	-26.31%
September	118	1.72%	18.00%	$138.82	3.44%	38.81%	$71.14	-3.44%	-28.85%
October	120	1.69%	20.00%	$143.53	3.38%	43.50%	$68.73	-3.38%	-31.25%
November	122	1.67%	22.00%	$148.31	3.34%	48.30%	$66.44	-3.34%	-33.55%
December	124	1.64%	24.00%	$153.18	3.28%	53.16%	$64.26	-3.28%	-35.73%

The cumulative annual performance of the index in Table 4 is 24%.  The hypothetical return of the Bull Fund for the calendar year is 53.16%, while the hypothetical return of the Bear Fund for the calendar year is -35.73%.  The hypothetical return of the Bull Fund is 222% of the index return for the calendar year, while the hypothetical return of the Bear Fund is 149% of the index return for the calendar year.  In this case, because of the trend, the Bull Fund gain is greater than 200% of the index gain and the Bear Fund decline is less than 200% of the index gain for the year.

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Table 5 – The Market Declines in a Clear Trend

Index				Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
February	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
March	94	-2.08%	-6.00%	$88.24	-4.16%	-11.75%	$112.76	4.16%	12.75%
April	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
May	90	-2.17%	-10.00%	$80.82	-4.34%	-19.17%	$122.66	4.34%	22.65%
June	88	-2.22%	-12.00%	$77.22	-4.44%	-22.76%	$128.12	4.44%	28.10%
July	86	-2.27%	-14.00%	$73.71	-4.54%	-26.27%	$133.94	4.54%	33.91%
August	84	-2.33%	-16.00%	$70.29	-4.66%	-29.71%	$140.17	4.66%	40.15%
September	82	-2.38%	-18.00%	$66.94	-4.76%	-33.05%	$146.84	4.76%	46.82%
October	80	-2.44%	-20.00%	$63.67	-4.88%	-36.32%	$154.01	4.88%	53.99%
November	78	-2.50%	-22.00%	$60.49	-5.00%	-39.50%	$161.71	5.00%	61.69%
December	76	-2.56%	-24.00%	$57.39	-5.12%	-42.60%	$170.00	5.12%	69.97%

The cumulative annual performance of the index in Table 5 is -24%.  The hypothetical return of the Bull Fund for the calendar year is -42.60%, while the hypothetical return of the Bear Fund for the calendar year is 69.97%.  The hypothetical return of the Bull Fund is 178% of the index return for the calendar year, while the hypothetical return of the Bear Fund is 292% of the index return for the calendar year.  In this case, because of the trend, the Bull Fund decline is less than 200% of the index decline and the Bear Fund gain is greater than 200% of the index decline for the year.

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Hypothetical Holding Period Timeline

The performance of the Funds for a period other than a month will depend on a variety of factors. The table below seeks to illustrate the hypothetical performance, relative to an index, of a Bull Fund which seeks 200% of the calendar month returns of an index. The table uses a two month period (January and February) and shows the hypothetical performance of investments with different holding periods within the two months. Index values and percentage returns are in the orange bars and Fund values and returns are in the green bars.

	Jan. 1	Jan. 15	Jan. 31	Feb. 1	Feb. 15	Feb. 28
Index Values	100	105	110		105	120
Fund NAV	$100.00	$110.00	$120.00		$109.09	$141.82

A holding period which begins on the reset date receives 200% exposure to benchmark moves until next reset or exit from the position.

Jan. 1	Jan. 15
Index = 5.00%
	Fund = 10.00%	The return of the Fund for the first two weeks of January is 200% of the index return.

Jan. 1	Jan. 31
Index Return = 10.00%
Fund Return = 20%		The return of the Fund for the month of January is 200% of the index return.

A holding period which begins on the reset date receives 200% exposure to benchmark moves until next reset or exit from the position.

Jan. 15	Jan. 31
Index = 4.76%		Since the index moved in favor of the Fund for the first two weeks
Fund = 9.09%		of January, a mid-month purchaser receives less than 200%
exposure. For the 2nd half of the month, the Fund returns 191% of the index return for the same period.

	Feb. 15	Feb. 28
Conversely, since the index moved against the Fund for the first two weeksFeb. 15 of	Index = 14.29%
February, a mid-month purchaser receives more than 200% exposure.The Fund returned	Fund = 30.00%
210% of the index return for the 2nd half of February

A holding period which continues past a monthly reset date is subject to monthly rebalancing, which impacts cumulative return.

Jan. 1	Feb. 15
Index = 5.00%		The Fund return for the six weeks from
Fund = 9.09%		is 182% of the index return for the period.

Feb. 28
Index = 20.00%
Fund = 41.82%

The Fund return for the two months is 209% of the index return of the same period.

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PRINCIPAL RISKS

An investment in any of the Funds entails risks.  The Funds could lose money, or their performance could trail that of other investment alternatives.  Rafferty cannot guarantee that any of the Funds will achieve their objective. In addition, the Funds present some risks not traditionally associated with most mutual funds.  It is important that investors closely review and understand these risks before making an investment in the Funds.  Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds.  The table below provides the principal risks of investing in the Funds.  Following the table, each risk is explained.

	Adverse Market Conditions Risk	Adviser’s Investment Strategy Risk	Aggressive Investment Techniques Risk	Commodities Risk	Concentration Risk	Counterparty Risk	Credit Risk	Currency Exchange Rate Risk	Debt Instrument Risk	Depositary Receipt Risk	Early Close / Trading Halt Risk	Emerging Markets Risk	Equity Securities Risk	Foreign Securities Risk	Gain Limitation Risk	Geographic Concentration Risk	Interest Rate Risk

Direxion Monthly S&P 500® Bull 2X Fund	X	X	X			X	X				X		X		X		X
Direxion Monthly S&P 500® Bear 2X Fund	X	X	X			X	X				X		X		X		X
Direxion Monthly NASDAQ-100® Bull 2X Fund	X	X	X			X	X				X		X		X		X
Direxion Monthly NASDAQ-100® Bear 2X Fund	X	X	X			X	X				X		X		X		X
Direxion Monthly Small Cap Bull 2X Fund	X	X	X			X	X				X		X		X		X
Direxion Monthly Small Cap Bear 2X Fund	X	X	X			X	X				X		X		X		X
Direxion Monthly Dollar Bull 2X Fund	X	X	X			X	X	X			X	X	X	X	X		X
Direxion Monthly Dollar Bear 2X Fund	X	X	X			X	X	X			X	X	X	X	X		X
Direxion Monthly Emerging Markets Bull 2X Fund	X	X	X			X	X	X		X	X	X	X	X	X		X
Direxion Monthly Emerging Markets Bear 2X Fund	X	X	X			X	X	X			X	X	X	X	X		X
Direxion Monthly Developed Markets Bull 2X Fund	X	X	X			X	X	X		X	X		X	X	X		X
Direxion Monthly Developed Markets Bear 2X Fund	X	X	X			X	X	X			X		X	X	X		X

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	Adverse Market Conditions Risk	Adviser’s Investment Strategy Risk	Aggressive Investment Techniques Risk	Commodities Risk	Concentration Risk	Counterparty Risk	Credit Risk	Currency Exchange Rate Risk	Debt Instrument Risk	Depositary Receipt Risk	Early Close / Trading Halt Risk	Emerging Markets Risk	Equity Securities Risk	Foreign Securities Risk	Gain Limitation Risk	Geographic Concentration Risk	Interest Rate Risk

Direxion Monthly Latin America Bull 2X Fund	X	X	X			X	X	X		X	X	X	X	X	X	X	X
Direxion Monthly China Bull 2X Fund	X	X	X		X	X	X	X		X	X	X	X	X	X	X	X
Direxion Monthly Commodity Bull 2X Fund	X	X	X	X	X	X	X				X		X		X		X
Direxion Monthly 10 Year Note Bull 2X Fund	X	X	X		X	X	X		X		X				X		X
Direxion Monthly 10 Year Note Bear 2X Fund	X	X	X		X	X	X		X		X				X		X
Dynamic HY Bond Fund	X	X	X			X	X		X		X						X
HY Bear Fund	X	X	X			X	X		X		X						X
U.S. Government Money Market Fund	X	X					X		X		X						X

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	Intra-Calendar Month Investment Risk	Inverse Correlation Risk	Leverage Risk	Lower-Quality Debt Securities	Market Risk	Market Timing Activity and High Portfolio Turnover	Monthly Correlation Risk	Negative Implications of Monthly Goals in Volatile Markets	Non-Diversification Risk	Regulatory Risk	Risks of Investing in Other Investment Companies and ETFs	Shorting Risk	Small and Mid Capitalization Company Risk	Technology Securities Risk	Tracking Error Risk	U.S. Government Securities Risk	Valuation Time Risk

Direxion Monthly S&P 500® Bull 2X Fund	X		X		X	X	X	X	X	X	X				X
Direxion Monthly S&P 500® Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X
Direxion Monthly NASDAQ-100® Bull 2X Fund	X		X		X	X	X	X	X	X	X			X	X
Direxion Monthly NASDAQ-100® Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X		X	X
Direxion Monthly Small Cap Bull 2X Fund	X		X		X	X	X	X	X	X	X		X		X
Direxion Monthly Small Cap Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X	X		X
Direxion Monthly Dollar Bull 2X Fund	X		X		X	X	X	X	X	X	X				X		X
Direxion Monthly Dollar Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X		X
Direxion Monthly Emerging Markets Bull 2X Fund	X		X		X	X	X	X	X	X	X				X		X
Direxion Monthly Emerging Markets Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X		X
Direxion Monthly Developed Markets Bull 2X Fund	X		X		X	X	X	X	X	X	X				X		X
Direxion Monthly Developed Markets Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X		X
Direxion Monthly Latin America Bull 2X Fund	X		X		X	X	X	X	X	X	X				X		X
Direxion Monthly China Bull 2X Fund	X		X	X	X	X	X	X	X	X	X				X		X
Direxion Monthly Commodity Bull 2X Fund	X		X		X	X	X	X	X	X	X				X
Direxion Monthly 10 Year Note Bull 2X Fund	X		X		X	X	X	X	X	X	X				X	X

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	Intra-Calendar Month Investment Risk	Inverse Correlation Risk	Leverage Risk	Lower-Quality Debt Securities	Market Risk	Market Timing Activity and High Portfolio Turnover	Monthly Correlation Risk	Negative Implications of Monthly Goals in Volatile Markets	Non-Diversification Risk	Regulatory Risk	Risks of Investing in Other Investment Companies and ETFs	Shorting Risk	Small and Mid Capitalization Company Risk	Technology Securities Risk	Tracking Error Risk	U.S. Government Securities Risk	Valuation Time Risk

Direxion Monthly 10 Year Note Bear 2X Fund	X	X	X		X	X	X	X	X	X	X	X			X	X
Dynamic HY Bond Fund	X		X	X	X	X	X	X	X	X	X
HY Bear Fund	X		X	X	X	X	X	X	X	X	X	X
U.S. Government Money Market Fund	X				X		X	X		X						X

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Adverse Market Conditions Risk
Where the performance of a Fund is designed to correlate to the performance of an index or benchmark, a Fund’s performance will suffer during conditions which are adverse to the Fund’s investment goals. For example, if the target index has risen over a given calendar month, a Bear Fund’s performance should fall.  Conversely, if the target index has fallen over a given calendar month, a Bull Fund’s performance also should fall.

Adviser’s Investment Strategy Risk
While the Adviser seeks to take advantage of investment opportunities for Funds that will maximize their investment returns, there is no guarantee that such opportunities will ultimately benefit the Funds.  For Funds other than the U.S. Government Money Market Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund and HY Bear Fund, the Adviser will aggressively change the Funds’ portfolios in response to market conditions that are unpredictable and may expose the Funds to greater market risk than conventional funds.  There is no assurance that the Adviser’s investment strategy will enable the Funds to achieve their investment objectives.

Aggressive Investment Techniques Risk
The Funds may use certain investment techniques, including investments in derivatives and other instruments that attempt to track the price movement of underlying securities or indices, which may be considered aggressive.  The derivative instruments that the Funds may invest in and how Rafferty uses derivatives to obtain leveraged investment results are described in “Investment Techniques and Policies.”  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time.  In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed.  The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives.  The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Commodities Risk
Investments in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses.  The value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

Concentration Risk
Concentration risk results from focusing a Fund’s investments in a specific industry or sector.  The performance of a Fund that focuses its investments in a particular industry or sector may be more volatile than a fund that does not concentrate its investments.  A Fund that concentrates its investments in an industry or group of industries also may be more susceptible to any single economic market, political or regulatory occurrence affecting that industry or group of industries.

Counterparty Risk
Certain Funds may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge a position.  Such financial instruments include, but are not limited to total return, index, interest rate, and credit default swap agreements, and structured notes.  The Funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments.  The Funds will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy.  The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions.  For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  In addition, the Funds may enter into swap agreements with a limited number of counterparties, and certain of the Funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk.  Swap agreements also may be considered to be illiquid.  Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Funds and, as a result, the Funds may not be able to achieve their investment objectives.

Credit Risk
A Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal.  Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund performance.

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Currency Exchange Rate Risk
Changes in foreign currency exchange rates will affect the value of what a Fund owns and the Fund’s share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.

Debt Instrument Risk
Certain Funds may invest in, or seek exposure to, debt instruments.  Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors.  Typically, the value of outstanding debt instruments falls when interest rates rise.  Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities.  Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.  Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates.  In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations.  Such factors may cause the value of an investment in a Fund to decrease.

Depositary Receipt Risk
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers.  American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement.  Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.  GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.  Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments.  In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Risk
Indirect investments in emerging markets instruments involve greater risks than investing in foreign instruments in general.  Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets.   There may also be risks from an economy’s dependence on revenues from particular commodities or industries.  In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.

Equity Securities Risk
Investments in publicly issued equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time.  Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate.

Foreign Securities Risk
Indirectly investing in foreign instruments may involve greater risks than investing in domestic instruments.  As a result, a Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

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Gain Limitation Risk
Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, Rafferty will attempt to position each Fund’s portfolio to ensure that a Fund does not lose more than 90% of its net asset value in a given calendar month.  The cost of such downside protection will be limitations on a Fund’s gains.  As a consequence, a Fund’s portfolio may not be responsive to index movements beyond 45% in a given calendar month in a direction favorable to the Fund.  For example, if a Bull Fund’s target index were to gain 50%, the Bull Fund might be limited to a calendar month gain of 90% rather than 100%, which is 200% of the index gain of 45%.

Geographic Concentration Risk
Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements.  As a result, Funds that focus their investments in a particular country or geographic region may be more volatile than a more geographically diversified fund.

Interest Rate Risk
Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes.  In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate changes may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates.  For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.

Intra-Calendar Month Investment Risk
Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month.  Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 200% leveraged investment exposure to the target index, depending upon the movement of the target index from the end of the prior calendar month until the point of purchase.  If the target index moves in a direction favorable to the Fund, the investor will receive exposure to the target index less than 200%.  Conversely, if the target index moves in a direction adverse to the Fund, the investor will receive exposure to the target index greater than 200%.  Investors may consult the Fund’s website at any point during the month to determine how the current value of a Fund’s target index relates to the value of the target index at the end of the calendar month.  In addition, Graph 1 and the accompanying text on page 9 provide a detailed discussion of such risk.

Inverse Correlation Risk
Each Bear Fund is negatively correlated to its index or benchmark and should lose money when its index or benchmark rises — a result that is the opposite from traditional mutual funds.  Because each Bear Fund seeks calendar month returns inverse by a defined percentage to its index or benchmark, the difference between a Bear Fund’s calendar month return and the price performance of its index or benchmark may be negatively compounded during periods in which the markets decline.

Leverage Risk
Funds that employ leverage are exposed to the risk that adverse calendar month performance of a Fund’s target index will be leveraged.  This means that, if a Fund’s target index experiences an adverse calendar month performance, your investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment.  A Fund could theoretically lose an amount greater than its net assets in the event of a movement of its target index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the target index of a Bull Fund and a gain in the value of the target index for a Bear Fund).  Further, purchasing shares intra-calendar month may result in greater than 200% exposure to the performance of the target index if the target index moved in a direction adverse to the Fund between the end of the last calendar month and the time the investor purchased Fund shares.  Graph 1 and the accompanying text on page 9 provide a detailed discussion of such risks.

Lower-Quality Debt Securities
Certain Funds will invest a significant portion of their assets in securities rated below investment grade or “junk bonds.”  Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company.  These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Funds’ performance may vary significantly as a result.

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Market Risk
A Fund is subject to market risks that can affect the value of its shares.  These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.  A Bull Fund typically would lose value in a calendar month when its underlying index declines.  A Bear Fund typically would lose value in a calendar month when its underlying index increases.

Market Timing Activity and High Portfolio Turnover
Rafferty expects a significant portion of the assets of each Fund, other than the U.S. Government Money Market Fund, to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies.  These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.  Frequent trading could increase the rate of a Fund’s portfolio turnover, which involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders from distributions to them of net gains realized on the sales.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Funds’ performance.  In addition, large movements of assets into and out of the Funds may have a negative impact on their ability to achieve their investment objectives or their desired level of operating expenses.  The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments.  Please see the “Financial Highlights” section of this Prospectus for each Fund’s historic portfolio turnover rates.

Monthly Correlation Risk
There can be no guarantee that a Fund will achieve a high degree of correlation with its investment objective relative to its benchmark index.  A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective.  A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards and significant purchase and redemption activity by Fund shareholders.  A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index.  In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark.  A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark.  Activities surrounding annual index reconstitutions and other index repositioning or reconstitution events may hinder the Funds’ ability to meet their calendar month leveraged investment objective in that month.  Each Fund seeks to rebalance its portfolio monthly to keep leverage consistent with each Fund’s calendar month leveraged investment objective.

Negative Implications of Monthly Goals in Volatile Markets
Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, each Fund seeks to provide a return which is a multiple of the calendar month performance of its benchmark.  No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the benchmark for periods longer than a single month.  Except for the U.S. Government Money Market Fund, the Dynamic HY Bond Fund and the HY Bear Fund, each Fund repositions its portfolio on the last business day of a given calendar month, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses.  If adverse calendar month performance of a Fund’s target index reduces the amount of a shareholder’s investment, any further adverse calendar month performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance.  Equally, however, if favorable calendar month performance of a Fund’s target index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase correspondingly.

Monthly repositioning will impair a Fund’s performance if the benchmark experiences volatility.  For instance, a hypothetical 2X Fund, whether Bull or Bear, would be expected to lose 1.18% (as shown in Graph 3 below) if its benchmark were flat over a hypothetical one year period during which its benchmark experienced annualized volatility of 15%.  If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period would widen to approximately 12.11% (as illustrated in Graph 4).  An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.  Other indexes to which the Funds are benchmarked have different historical volatility rates; the current volatility rates for certain of the Trust’s other Funds are substantially in excess of 40%.  Since market volatility, like that experienced by the markets currently, has negative implications for Funds which rebalance monthly, investors should be sure to monitor and manage their investments in the Funds in volatile markets.

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The following graphs assume that the Fund perfectly achieves its investment objective.  To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included on the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent.  If fund expenses were included, the Fund’s performance would be lower than that shown.

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Graph 3 - Hypothetical Fund Performance With Lower Volatility

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Graph 4 - Hypothetical Fund Performance With Higher Volatility

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Non-Diversification Risk
A non-diversified fund invests a high percentage of its assets in a limited number of securities.  A non-diversified fund’s net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Regulatory Risk
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Funds operate, increase the particular costs of the Fund’s operations and/or change the competitive landscape.  In particular, there is no guarantee that the Bear Funds will be permitted to continue to engage in short sales, which are designed to earn the Fund a profit from the decline of the price of a particular security, basket of securities or indices.

Risks of Investing in Other Investment Companies and ETFs
Investments in the securities of other investment companies and ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses.  By investing in another investment company or ETF, a Fund becomes a shareholder of that investment company or ETF.  As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.  As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective.  If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium.  Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund.  Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Shorting Risk
A Bear Fund may engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices.  Short sales are transactions in which a Fund borrows securities from a broker and sells the borrowed securities.  The Fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  If the market price of the underlying security goes down between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security.  Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.  The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions.  As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.

Small and Mid Capitalization Company Risk
Investing in the securities of small and mid capitalization companies involves greater risks and the possibility of greater price volatility than investing in more-established, larger capitalization companies.  Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.  Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

Technology Securities Risk
The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of securities.  These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.  Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.  In addition, a rising interest rate environment tends to negatively affect technology companies.  Technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in their market prices.  Further, those technology companies seeking to finance expansion would have increased borrowing costs, which may negatively impact earnings.

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Tracking Error Risk
Several factors may affect a Fund’s ability to achieve its calendar month target.  A Fund may have difficulty achieving its calendar month target due to fees and expenses, high portfolio turnover, transaction costs and/or a temporary lack of liquidity in the markets for the securities held by a Fund.  A failure to achieve a calendar month target may cause a Fund to provide returns for a longer period that are worse than expected.  In addition, a Fund that meets its calendar month target over a period of time may not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period.  Differences may result from the compounding effect of monthly market fluctuations, the use of leverage and the Bear Funds’ inverse correlation.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.  The market prices for such securities are not guaranteed and will fluctuate.  In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Valuation Time Risk
The Funds value their portfolio as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 PM Eastern time).  In some cases, foreign market indices close before the NYSE opens or may not be open for business on the same calendar days as the Funds.  As a result, the performance of a Fund that tracks a foreign market index can vary from the performance of that index.

Prior to September 30, 2009, each Fund except the U.S. Government Money Market Fund, Dynamic HY Bond Fund and HY Bear Fund sought daily leveraged investment results.  In addition, the S&P 500® Funds, NASDAQ-100® Funds, Small Cap Funds, Dollar Funds and 10 Year Note Funds (each defined below) sought a daily target of 250%.  Effective September 30, 2009, each Fund, except the U.S. Government Money Market Fund, Dynamic HY Bond Fund and HY Bear Fund, seeks calendar month leveraged investment results, before fees and expenses, of 200%, or 200% of the inverse, of its target index.

DOMESTIC EQUITY INDEX FUNDS

Direxion Monthly S&P 500® Bull 2X Fund Direxion Monthly S&P 500® Bear 2X Fund

Investment Objective.  The Direxion Monthly S&P 500® Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the S&P 500® Index.  The Direxion Monthly S&P 500® Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the S&P 500® Index.  (Collectively, the Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund are referred to as the “S&P 500® Funds.”)

Principal Investment Strategy.  Each S&P 500® Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P 500® Index and/or financial instruments that, in combination, provide leveraged and unleveraged exposure to the S&P 500® Index with the Direxion Monthly S&P 500® Bull 2X Fund creating long positions and the Direxion Monthly S&P 500® Bear 2X Fund creating short positions.  These financial instruments include Standard & Poor’s® Depositary Receipts (“SPDRs®”), which are publicly-traded index securities based on the S&P 500® Index, other ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the S&P 500® Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks.  The principal risks of investing in the S&P 500® Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk and Equity Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs and Tracking Error Risk.

Additional risks of investing in the Direxion Monthly S&P 500® Bear 2X Fund are Inverse Correlation Risk and Shorting Risk.  For more information on the risks of the S&P 500® Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index.  The S&P 500® Index is a capitalization-weighted index composed of 500 common stocks.  Standard & Poor’s® selects the 500 stocks comprising the S&P 500® Index on the basis of market values and industry diversification.  Most of the stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the NYSE.  “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use.  The S&P 500® Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the S&P 500® Funds.

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Performance.  The bar chart and performance table below provide some indication of the risks of investing in the S&P 500® Funds by showing how the performance of each S&P 500® Funds has varied from year to year and by comparing each S&P 500® Fund’s average annual returns with those of a broad measure of market performance.  The information below also illustrates the risks of investing in each S&P 500® Fund by showing its highest and lowest quarterly returns.  The S&P 500® Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

The performance shown reflects previous daily, instead of monthly, targets.  The S&P 500® Funds sought a daily target of 250% until September 30, 2009.  At that time, the S&P 500® Funds began to seek a monthly target of 200%.  If the target of the S&P 500® Funds had remained a daily target of 250% instead of a monthly target of 200%, the calendar year performance of the S&P 500® Funds would have varied from that shown.

 Total Return for the Calendar Years Ended December 31*

Direxion Monthly S&P 500® Bull 2X Fund
Direxion Monthly S&P 500® Bear 2X Fund

*	Year-to-date total returns as of September 30, 2009 for the Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund were 32.22% and -53.18%, respectively.

Quarterly Returns
	Highest	Lowest
Direxion Monthly S&P 500® Bull 2X Fund	13.23% (2nd quarter 2007)	-57.41% (4th quarter 2008)

Direxion Monthly S&P 500® Bear 2X Fund	22.96% (1st quarter 2008)	-11.67% (2nd quarter 2007)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Direxion Monthly S&P 500® Bull 2X Fund(2)
Return Before Taxes	-78.55%	-40.79%
Return After Taxes on Distributions(3)	-78.55%	-41.25%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-51.06%	-31.53%
S&P 500® Index(5)	-37.00%	-11.04%
Direxion Monthly S&P 500® Bear 2X Fund(2)
Return Before Taxes	58.68%	7.53%
Return After Taxes on Distributions(3)	56.45%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	38.40%	6.11%
S&P 500® Index(5)	-37.00%	-11.04%

(1)	The inception date of the Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund was May 1, 2006.
(2)
Prior to September 30, 2009, the S&P 500® Funds sought a daily target of 250%.  Effective September 30, 2009, the S&P 500® Funds seek calendar month leveraged investment results, before fees and expenses, of 200%, or 200% of the inverse, of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the S&P 500® Funds.  The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

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Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Direxion Monthly S&P 500® Bull 2X Fund

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(2)	0.90%
(Includes a Shareholder Servicing Fee of 0.25%)
Acquired Fund Fees and Expenses(4)	0.10%
Total Annual Operating Expenses	2.00%

Direxion Monthly S&P 500® Bear 2X Fund

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(2)	0.90%
(Includes a Shareholder Servicing Fee of 0.25%)
Acquired Fund Fees and Expenses(4)	0.06%
Total Annual Operating Expenses	1.96%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The fee table above is restated to reflect a new contractual arrangement that became effective on July 1, 2009.  Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund.

Expense Example
The table below is intended to help you compare the cost of investing in the S&P 500® Funds with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the S&P 500® Funds for the periods shown and then redeem all of your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the S&P 500® Funds’ operating expenses remain the same through each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly S&P 500® Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$203	$627	$1,078	$2,327

Direxion Monthly S&P 500® Bear 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$199	$615	$1,057	$2,285

Direxion Monthly NASDAQ-100® Bull 2X Fund Direxion Monthly NASDAQ-100® Bear 2X Fund

Investment Objective.  The Direxion Monthly NASDAQ-100® Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the NASDAQ-100® Index.  The Direxion Monthly NASDAQ-100® Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the NASDAQ-100® Index.  (Collectively, the Direxion Monthly NASDAQ-100® Bull 2X Fund and the Direxion Monthly NASDAQ-100® Bear 2X Fund are referred to as the “NASDAQ-100® Funds.”)

Principal Investment Strategy.  Each NASDAQ-100® Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the NASDAQ-100® Index and/or financial instruments that, in combination, provide leveraged exposure to the NASDAQ-100® Index with the Direxion Monthly NASDAQ-100® Bull 2X Fund creating long positions and the Direxion Monthly NASDAQ-100® Bear 2X Fund creating short positions. The financial instruments in which the NASDAQ-100® Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the NASDAQ-100® Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks.  The principal risks of investing in NASDAQ-100® Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Technology Securities Risk and Tracking Error Risk.

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Additional risks of investing in the Direxion Monthly NASDAQ-100® Bear 2X Fund are Inverse Correlation Risk and Shorting Risks.  For more information on the risks of the NASDAQ-100® Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index.  The NASDAQ-100® Index is a capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the Global Market tier of the NASDAQ Global Market®. All companies listed on the index have an average daily trading volume of at least 200,000 shares. The NASDAQ-100® Index was created in 1985 and is a trademark of the NASDAQ Global Market®.  The NASDAQ-100® Funds are not sponsored, endorsed, sold, or promoted by the NASDAQ Global Market® and the NASDAQ Global Market® makes no representations regarding the advisability of investing in the NASDAQ-100® Funds.

Performance.  The bar chart and performance table below provide some indication of the risks of investing in the NASDAQ-100® Funds by showing how the performance of the NASDAQ-100® Funds has varied from year to year and by comparing each NASDAQ-100® Funds’ average annual returns with those of a broad measure of market performance.  The information below also illustrates the risks of investing in each NASDAQ-100® Fund by showing its highest and lowest quarterly returns.  Each NASDAQ-100® Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The performance shown reflects previous daily, instead of monthly, targets.  The NASDAQ-100® Funds sought a daily target of 250% until September 30, 2009.  At that time, the NASDAQ-100® Funds began to seek a monthly target of 200%.  If the target of the NASDAQ-100® Funds had remained a daily target of 250% instead of a monthly target of 200%, the calendar year performance of the NASDAQ-100® Funds would have varied from that shown.

Total Return for the Calendar Years Ended December 31*
Direxion Monthly NASDAQ-100® Bull 2X Fund
Direxion Monthly NASDAQ-100® Bear 2X Fund

* Year-to-date total return as of September 30, 2009 for the Direxion Monthly NASDAQ-100® Bull 2X Fund and the Direxion Monthly NASDAQ-100® Bear 2X Fund was 110.69% and -69.21%, respectively.

Quarterly Returns
	Highest	Lowest
Direxion Monthly NASDAQ-100® Bull 2X Fund	20.72% (2nd quarter 2007)	-58.82% (4th quarter 2008)

Direxion Monthly NASDAQ-100® Bear 2X Fund	38.63% (1st quarter 2008)	-18.18% (2nd quarter 2007)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Direxion Monthly NASDAQ-100® Bull 2X Fund(2)
Return Before Taxes	-82.75%	-43.12%
Return After Taxes on Distributions(3)	-82.89%	-44.17
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-53.62%	-32.10%
NASDAQ-100® Index(5)	-41.89%	-11.66%

Direxion Monthly NASDAQ-100® Bear 2X Fund(2)
Return Before Taxes	84.48%	2.73%
Return After Taxes on Distributions(3)	81.29%	2.06%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	55.14%	1.97%
NASDAQ-100® Index(5)	-41.89%	-11.66%

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(1)	The inception date of the Direxion Monthly NASDAQ-100® Bull 2X Fund and the Direxion Monthly NASDAQ-100® Bear 2X Fund was May 1, 2006.
(2)
Prior to September 30, 2009, the NASDAQ-100® Funds sought a daily target of 250%.  Effective September 30, 2009, the NASDAQ-100® Funds seek calendar month leveraged investment results, before fees and expenses, of 200%, or 200% of the inverse, of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The tables below describe the fees and expenses that you may pay if you buy and hold shares of the NASDAQ-100® Funds.  The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Direxion Monthly NASDAQ-100® Bull 2X Fund

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(2)	0.90%
(Includes a Shareholder Servicing Fee of 0.25%)
Acquired Fund Fees and Expenses(4)	0.07%
Total Annual Operating Expenses	1.97%

Direxion Monthly NASDAQ-100® Bear 2X Fund

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(2)	0.90%
(Includes a Shareholder Servicing Fee of 0.25%)
Acquired Fund Fees and Expenses(4)	0.07%
Total Annual Operating Expenses	1.97%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The fee table above is restated to reflect a new contractual arrangement that became effective on July 1, 2009.  Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Direxion Monthly NASDAQ-100® Bull 2X Fund and the Direxion Monthly NASDAQ-100® Bear 2X Fund.

Expense Example
The table below is intended to help you compare the cost of investing in the NASDAQ-100® Funds with the cost of investing in other mutual funds.  The table shows what you would have paid if you invested $10,000 in the NASDAQ-100® Funds over the periods shown and then redeemed all of your shares at the end of those periods.  It also assumes that your investment has a 5% return each year and that the NASDAQ-100® Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly NASDAQ-100® Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$200	$618	$1,062	$2,296

Direxion Monthly NASDAQ-100® Bear 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$200	$618	$1,062	$2,296

Direxion Monthly Small Cap Bull 2X Fund Direxion Monthly Small Cap Bear 2X Fund

Investment Objective.  The Direxion Monthly Small Cap Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the Russell 2000® Index.  The Direxion Monthly Small Cap Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the Russell 2000® Index.  (Collectively, the Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund are referred to as the “Small Cap Funds.”)

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31

Principal Investment Strategy.   Each Small Cap Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Russell 2000® Index and/or financial instruments that, in combination, provide leveraged and unleveraged exposure to the Russell 2000® Index with the Direxion Monthly Small Cap Bull 2X Fund creating long positions and the Direxion Monthly Small Cap Bear 2X Fund creating short positions.  These financial instruments include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the Small Cap Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in Small Cap Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risks, Regulatory Risk, Small and Mid Capitalization Company Risk, Special Risks of Investing in Other Investment Companies and ETFs and Tracking Error Risk.

Additional risks of investing in the Direxion Monthly Small Cap Bear 2X Fund are Shorting Risk and Inverse Correlation Risk.  For more information on the risks of the Small Cap Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index.  The Russell 2000® Index is comprised of the smallest 2000 companies in the Russell 3000® Index.  As of November 30, 2009, the market capitalization of the companies included in the Russell 2000® Index was between $14 million and $4.6 billion.  The median capitalization was $361 million.  As of November 30, 2009, the average market capitalization of the companies included in the Russell 3000® Index was approximately $4.3 billion.  That compares to an average market capitalization of $517 million for the Russell 2000® Index at the same time. The smallest 2000 companies represent approximately 8% of the total market capitalization of the Russell 3000® Index.  The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Small Cap Funds.

Performance.  The bar chart and performance table below provide some indication of the risks of investing in the Small Cap Funds by showing how the performance of each Small Cap Fund has varied from year to year and by comparing each Small Cap Fund’s average annual returns with those of a broad measure of market performance.  The information below also illustrates the risks of investing in each Small Cap Fund by showing its highest and lowest quarterly returns.  The Small Cap Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

The performance shown reflects previous daily, instead of monthly, targets.  The Direxion Monthly Small Cap Bull 2X Fund sought a daily target of 125% until April 30, 2006 and 250% until September 30, 2009, and the Direxion Monthly Small Cap Bear 2X Fund sought a daily target of 100% until March 7, 2005, 200% until April 30, 2006, and 250% until September 30, 2009.  On September 30, 2009, the Small Cap Funds began to seek a monthly target of 200%.  If the target of the Small Cap Funds had remained a daily target of 250% instead of a monthly target of 200%, the calendar year performance of the Small Cap Funds would have varied from that shown had the daily targets been 200%.

Total Return for the Calendar Years Ended December 31*
Direxion Monthly Small Cap Bull 2X Fund
Direxion Monthly Small Cap Bear 2X Fund

*	Year-to-date total returns as of September 30, 2009 for the Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund were 31.30% and -65.10%, respectively.

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Quarterly Returns
	Highest	Lowest
Direxion Monthly Small Cap Bull 2X Fund	28.77% (2nd quarter 2003)	-65.99% (4th quarter 2008)

Direxion Monthly Small Cap Bear 2X Fund	24.25% (3rd quarter 2001)	-22.53% (1st quarter 2006)

Average Annual Total Returns as of December 31, 2008
	1 Year	5 Years	Since Inception(1)
Direxion Monthly Small Cap Bull 2X Fund(2)
Return Before Taxes	-77.55%	-24.44%	-11.70%
Return After Taxes on Distributions(2)	-77.58%	-24.92%	-12.05%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-50.35%	-18.35%	-8.79%
Russell 2000® Index(5)	-33.79%	-0.93%	3.67%
Direxion Monthly Small Cap Bear 2X Fund(2)
Return Before Taxes	11.65%	-11.87%	-10.40%
Return After Taxes on Distributions(3)	-7.22%	-15.79%	-13.52%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	10.61%	-10.95%	-8.84%
Russell 2000® Index(5)	-33.79%	-0.93%	1.84%

(1)	The inception date of the Direxion Monthly Small Cap Bull 2X Fund was February 22, 1999 and the Direxion Monthly Small Cap Bear 2X Fund was December 21, 1999.
(2)
Prior to September 30, 2009, the Small Cap Funds sought a daily target of 250%.  Effective September 30, 2009, the Small Cap Funds seek calendar month leveraged investment results, before fees and expenses, of 200%, or 200% of the inverse, of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Funds.  The expense information below reflects actual expenses incurred for the fiscal year ended August 31, 2009.
Shareholder Fees (1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Direxion Monthly Small Cap Bull 2X Fund

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(2)	0.90%
(Includes a Shareholder Servicing Fee of 0.25%)
Acquired Fund Fees and Expenses(4)	0.15%
Total Annual Operating Expenses	2.05%

Direxion Monthly Small Cap Bear 2X Fund

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(2)	0.90%
(Includes a Shareholder Servicing Fee of 0.25%)
Acquired Fund Fees and Expenses(4)	0.12%
Total Annual Operating Expenses	2.02%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund.

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33

Expense Example
The table below is intended to help you compare the cost of investing in the Small Cap Funds with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the Small Cap Funds for the periods shown and then redeem all of your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the Small Cap Funds’ operating expenses remain the same through each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Small Cap Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$208	$643	$1,103	$2,379

Direxion Monthly Small Cap Bear 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$205	$634	$1,088	$2,348

CURRENCY FUNDS

Direxion Monthly Dollar Bull 2X Fund Direxion Monthly Dollar Bear 2X Fund

Investment Objective.  The Direxion Monthly Dollar Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the U.S. Dollar® Index (the “USDX”).  The Direxion Monthly Dollar Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the USDX.  (Collectively, the Direxion Monthly Dollar Bull 2X Fund and the Direxion Monthly Dollar Bear 2X Fund are referred to as the “Dollar Funds.”)

Principal Investment Strategy.  Each Dollar Fund, under normal circumstances, invests at least 80% of its net assets in financial instruments that, in combination, provide leveraged exposure to the USDX with the Direxion Monthly Dollar Bull 2X Fund creating net long positions and the Direxion Monthly Dollar Bear 2X Fund creating net short positions.  These financial instruments include foreign currency debt instruments, forward contracts on foreign currencies, currency futures contracts, options on currency futures contracts, swap agreements, options on currencies and foreign currencies directly to produce economically leveraged investment results.  On a day-to-day basis, the Dollar Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks.  The principal risks of investing in the Dollar Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Early Close/Trading Halt Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

Additional risks of investing in the Direxion Monthly Dollar Bear 2X Fund are Inverse Correlation Risk and Shorting Risk.  For more information on the risks of the Dollar Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index.  The U.S. Dollar® Index indicates the general international value of the U.S. dollar.  The USDX does this by averaging the exchange rates between the U.S. dollar and six major world currencies.  As of November 30, 2009, the index consisted of the following six currencies: Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

Performance.  The bar chart and performance table below provide some indication of the risks of investing in the Direxion Monthly Dollar Bear 2X Fund by showing how its performance has varied from year to year and by comparing the Direxion Monthly Dollar Bear 2X Fund’s average annual returns with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the Direxion Monthly Dollar Bear 2X Fund by showing its highest and lowest quarterly returns.  The Direxion Monthly Dollar Bear 2X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. No performance is provided for the Direxion Monthly Dollar Bull 2X Fund because it does not have annual returns for at least one calendar year prior to the date of this Prospectus.

The performance shown reflects previous daily, instead of monthly, targets.  The Dollar Funds sought a daily target of 250% until September 30, 2009.  At that time, the Dollar Funds began to seek a monthly target of 200%.  If the target of the Dollar Funds had remained a daily target of 250% instead of a monthly target of 200%, the calendar year performance of the Dollar Funds would have varied from that shown.

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Total Return for the Calendar Years Ended December 31*
Direxion Monthly Dollar Bear 2X Fund

* Year-to-date total return as of September 30, 2009 for the Direxion Monthly Dollar Bear 2X Fund was 13.47%.

Quarterly Returns
	Highest	Lowest
Direxion Monthly Dollar Bear 2X Fund	17.34% (1st quarter 2008)	-19.20% (3rd quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Direxion Monthly Dollar Bear 2X Fund(2)
Return Before Taxes	-15.00%	3.65%
Return After Taxes on Distributions(3)	-15.00%	2.91%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-9.75%	2.86%
U.S. Dollar® Index(5)	6.02%	-2.18%

(1)	The inception date of the Direxion Monthly Dollar Bear 2X Fund was June 12, 2006.
(2)
Prior to September 30, 2009, the Dollar Funds sought a daily target of 250%.  Effective September 30, 2009, the Dollar Funds seek calendar month leveraged investment results, before fees and expenses, of 200%, or 200% of the inverse, of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The table below describes the fees and expenses you may pay if you buy and hold shares of the Dollar Funds.  The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Direxion Monthly Dollar Bull 2X Fund

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(2)	0.90%
(Includes a Shareholder Servicing Fee of 0.25%)
Acquired Fund Fees and Expenses(4)	0.09%
Total Annual Operating Expenses	1.99%

Direxion Monthly Dollar Bear 2X Fund

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees(3)	0.25%
Other Expenses(2)(5)	0.90%
(Includes a Shareholder Servicing Fee of 0.25%)
Acquired Fund Fees and Expenses(4)	0.09%
Total Annual Operating Expenses	1.99%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The fee table above is restated to reflect a new contractual arrangement that became effective on July 1, 2009.  Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose the Acquired Fund Fees and Expenses in the fee table above. Because the Net Annual Fund Operating Expenses in the table above for the Direxion Monthly Dollar Bear 2X Fund includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Direxion Monthly Dollar Bull 2X Fund and the Direxion Monthly Dollar Bear 2X Fund.

Expense Example
The table below is intended to help you compare the cost of investing in the Dollar Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Dollar Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Dollar Funds’ operating expenses remain the same through each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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35

Direxion Monthly Dollar Bull 2X Fund
	1 Year	3 Years
Investor Class	$202	$624

Direxion Monthly Dollar Bear 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$202	$624	$1,073	$2,317

INTERNATIONAL FUNDS

Direxion Monthly Emerging Markets Bull 2X Fund Direxion Monthly Emerging Markets Bear 2X Fund

Investment Objective.  The Direxion Monthly Emerging Markets Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the MSCI Emerging Markets IndexSM (the “EM Index”).  The Direxion Monthly Emerging Markets Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the EM Index.  (Collectively, the Direxion Monthly Emerging Markets Bull 2X Fund and the Direxion Monthly Emerging Markets Bear 2X Fund are referred to as the “Emerging Funds.”)

The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions.  Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy.  Each Emerging Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the EM Index and/or financial instruments that, in combination, provide leveraged exposure to the EM Index with the Direxion Monthly Emerging Markets Bull 2X Fund creating long positions and the Direxion Monthly Emerging Markets Bear 2X Fund creating short positions. The financial instruments in which the Emerging Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the Emerging Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks.  The principal risks of investing in the Emerging Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Depository Receipt Risk (Direxion Monthly Emerging Markets Bull 2X Fund only), Early Close/Trading Halt Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

Additional risks of investing in the Direxion Monthly Emerging Markets Bear 2X Fund are Inverse Correlation Risk and Shorting Risk.  For more information on the risks of the Emerging Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of November 30, 2009, the EM Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Performance.  The bar chart and performance table below provide some indication of the risks of investing in the Emerging Funds by showing how the performance of each Emerging Fund has varied from year to year and by comparing each Emerging Fund’s average annual returns with those of a broad measure of market performance.  The information below also illustrates the risks of investing in each Emerging Fund by showing its highest and lowest quarterly returns.  The Emerging Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

The performance shown reflects previous daily, instead of monthly, targets.  The Emerging Funds sought a daily target of 200% until September 30, 2009.  At that time, the Emerging Funds began to seek a monthly target of 200%.  If the target of the Emerging Funds had remained a daily target of 200% instead of a monthly target of 200%, the calendar year performance of the Emerging Funds would have varied from that shown.

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36

 Total Return for the Calendar Years Ended December 31*
Direxion Monthly Emerging Markets Bull 2X Fund
Direxion Monthly Emerging Markets Bear 2X Fund

*
Year-to-date total returns as of September 30, 2009 for the Direxion Monthly Emerging Markets Bull 2X Fund and the Direxion Monthly Emerging Markets Bear 2X Fund were 104.63% and -76.21%, respectively.

Quarterly Returns
	Highest	Lowest
Direxion Monthly Emerging Markets Bull 2X Fund	39.57% (4th quarter 2006)	-62.69% (4th quarter 2008)

Direxion Monthly Emerging Markets Bear 2X Fund	24.95% (3rd quarter 2008)	-43.60% (4th quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Direxion Monthly Emerging Markets Bull 2X Fund(2)
Return Before Taxes	-84.89%	-25.27%
Return After Taxes on Distributions(3)	-84.92%	-28.37%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-55.18%	-18.88%
MSCI Emerging Markets Index(5)	-54.48%	-3.11%
Direxion Monthly Emerging Markets Bear 2X Fund(2)
Return Before Taxes	-22.69%	-44.31%
Return After Taxes on Distributions(3)	-36.70%	-47.90%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-13.42%	-33.79%
MSCI Emerging Markets Index(5)	-54.48%	-3.64%

(1)	The inception date of the Direxion Monthly Emerging Markets Bull 2X Fund was November 1, 2005 and the Direxion Monthly Emerging Markets Bear 2X Fund was November 4, 2005.
(2)
Prior to September 30, 2009, the Emerging Funds sought a daily target of 200%.  Effective September 30, 2009, the Emerging Funds seek calendar month leveraged investment results, before fees and expenses, of 200%, or 200% of the inverse, of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The tables below describe the fees and expenses you may pay if you buy and hold shares of the Emerging Funds.  The expense information below reflects actual expenses incurred for the fiscal year ended August 31, 2009.
Shareholder Fees (1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Direxion Monthly Emerging Markets Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.14%
Total Annual Operating Expenses		2.04%

Direxion Monthly Emerging Markets Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.09%
Total Annual Operating Expenses		1.99%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

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(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Direxion Monthly Emerging Markets Bull 2X Fund and the Direxion Monthly Emerging Markets Bear 2X Fund.

Expense Example
The table below is intended to help you compare the cost of investing in the Emerging Funds with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the Emerging Funds for the periods shown and then redeem all of your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the Emerging Funds’ operating expenses remain the same through each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Emerging Markets Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$207	$640	$1,098	$2,369

Direxion Monthly Emerging Markets Bear 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$202	$624	$1,073	$2,317

Direxion Monthly Developed Markets Bull 2X Fund Direxion Monthly Developed Markets Bear 2X Fund

Investment Objective. The Direxion Monthly Developed Markets Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the MSCI EAFE® Index (the “EAFE Index”).  The Direxion Monthly Developed Markets Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month price performance of the EAFE Index.  (Collectively, the Direxion Monthly Developed Markets Bull 2X Fund and the Direxion Monthly Developed Markets Bear 2X Fund are referred to as the “Developed Funds.”)

The term “developed market” refers to an economy that maintains a high per-capita income and experiences market transparency and liquidity as a result of well-established and closely regulated financial markets.

Principal Investment Strategy. Each Developed Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the EAFE Index and/or financial instruments that, in combination, provide leveraged exposure to the EAFE Index with the Direxion Monthly Developed Markets Bull 2X Fund creating long positions and the Direxion Monthly Developed Markets Bear 2X Fund creating short positions. The financial instruments in which the Developed Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the Developed Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks. The principal risks of investing in the Developed Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Depository Receipt Risk (Direxion Monthly Developed Markets Bull 2x Fund only), Early Close/Trading Halt Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

Additional risks of investing in the Direxion Monthly Developed Markets Bear 2X Fund are Inverse Correlation Risk and Shorting Risk.  For more information on the risks of the Developed Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index. The EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.  As of November 30, 2009, the EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  MSCI® is not a sponsor of, or in any way affiliated with, the Developed Funds.

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Performance.  The bar chart and performance table below provide some indication of the risks of investing in the Developed Funds by showing how the performance of each Developed Funds has varied from year to year and by comparing each Developed Fund’s average annual returns with those of a broad measure of market performance.  The information below also illustrates the risks of investing in each Developed Fund by showing its highest and lowest quarterly returns.  The Developed Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

The performance shown reflects previous daily, instead of monthly, targets.  The Developed Funds sought a daily target of 200% until September 30, 2009.  At that time, the Developed Funds began to seek a monthly target of 200%.  If the target of the Developed Funds had remained a daily target of 200% instead of a monthly target of 200%, the calendar year performance of the Developed Funds would have varied from that shown.

  Total Return for the Calendar Years Ended December 31*
Direxion Monthly Developed Markets Bull 2X Fund
Direxion Monthly Developed Markets Bear 2X Fund

*
Year-to-date total returns as of September 30, 2009 for the Direxion Monthly Developed Markets Bull 2X Fund and the Direxion Monthly Developed Markets Bear 2X Fund were 37.42% and -52.38%, respectively.

Quarterly Returns
	Highest	Lowest
Direxion Monthly Developed Markets Bull 2X Fund	8.93% (2nd quarter 2007)	-45.74% (4th quarter 2008)

Direxion Monthly Developed Markets Bear 2X Fund	33.63% (3rd quarter 2008)	-10.08% (4th quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Direxion Monthly Developed Markets Bull 2X Fund(2)
Return Before Taxes	-73.42%	-28.22%
Return After Taxes on Distributions(3)	-74.21%	-30.64%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-47.75%	-22.51%
MSCI EAFE® Index(5)	-45.09%	-11.08%
Direxion Monthly Developed Markets Bear 2X Fund(2)
Return Before Taxes	43.49%	-7.04%
Return After Taxes on Distributions(3)	36.34%	-8.67%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	29.33%	-6.59%
MSCI EAFE® Index(5)	-45.09%	-11.45%

(1)	The inception date of the Direxion Monthly Developed Markets Bull 2X Fund was January 25, 2006 and the Direxion Monthly Developed Markets Bear 2X Fund was February 6, 2006.
(2)
Prior to September 30, 2009, the Developed Funds sought a daily target of 200%.  Effective September 30, 2009, the Developed Funds seek calendar month leveraged investment results, before fees and expenses, of 200%, or 200% of the inverse, of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The tables below describe the fees and expenses you may pay if you buy and hold shares of the Developed Funds.  The expense information below reflects actual expenses incurred for the fiscal year ended August 31, 2009.

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39

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Direxion Monthly Developed Markets Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.15%
Total Annual Operating Expenses		2.05%

Direxion Monthly Developed Markets Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.10%
Total Annual Operating Expenses		2.00%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Direxion Monthly Developed Markets Bull 2X Fund and the Direxion Monthly Developed Markets Bear 2X Fund.

Expense Example
The table below is intended to help you compare the cost of investing in the Developed Funds with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Developed Funds for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Developed Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Developed Markets Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$208	$643	$1,103	$2,379

Direxion Monthly Developed Markets Bear 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$203	$627	$1,078	$2,327

Direxion Monthly Latin America Bull 2X Fund

Investment Objective.  The Direxion Monthly Latin America Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the S&P® Latin America Index (the “Latin America Index”).

Principal Investment Strategy.  The Direxion Monthly Latin America Bull 2X Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the S&P® Latin America Index and/or financial instruments that, in combination, provide leveraged exposure to the S&P® Latin America Index with the Direxion Monthly Latin America Bull 2X Fund creating long positions. The financial instruments in which the Fund may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. On a day-to-day basis, the Direxion Monthly Latin America Bull 2X Fund also holds U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks.  The principal risks of investing in the Direxion Monthly Latin America Bull 2X Fund are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Depository Receipt Risk, Early Close/Trading Halt Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Geographic Concentration Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

For more information on the risks of the Direxion Monthly Latin America Bull 2X Fund, including a description of each risk, please refer to the “Principal Risks” section above.

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40

Also, it is important to note that Latin America has generally been characterized by substantial economic instability resulting from, among other things, political unrest, high interest and inflation rates, currency devaluations and government deficits.  The economies of Latin America are heavily dependent on the health of the U.S. economy and, because commodities such as oil and gas, minerals, and metals, represent a significant percentage of the region’s exports, the economies of Latin American countries are sensitive to fluctuations in commodity prices.  The economies of the countries in the region may be impacted by the policies or economic problems of other Latin American countries.  As a result of these factors, an investment in the Latin America Funds may experience significant volatility.

Target Index.  The S&P® Latin America Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets.  Companies from Mexico, Brazil, Argentina, and Chile are represented in this index.  Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America.  “Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use.  The Direxion Monthly Latin America Bull 2X Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Direxion Monthly Latin America Bull 2X Fund.

Performance.  The bar chart and performance table below provide some indication of the risks of investing in the Direxion Monthly Latin America Bull 2X Fund by showing how its performance has varied from year to year and by comparing the Direxion Monthly Latin America Bull 2X Fund’s average annual returns with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the Direxion Monthly Latin America Bull 2X Fund by showing its highest and lowest quarterly returns.  The Direxion Monthly Latin America Bull 2X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The performance shown reflects previous daily, instead of monthly, targets.  The Direxion Monthly Latin America Bull 2X Fund sought a daily target of 200% until September 30, 2009.  At that time, the Direxion Monthly Latin America Bull 2X Fund began to seek a monthly target of 200%.  If the target of the Direxion Monthly Latin America Bull 2X Fund had remained a daily target of 200% instead of a monthly target of 200%, the calendar year performance of the Direxion Monthly Latin America Bull 2X Fund would have varied from that shown.

Total Return for the Calendar Years Ended December 31*
Direxion Monthly Latin America Bull 2X Fund

* Year-to-date total return as of September 30, 2009 for the Direxion Monthly Latin America Bull 2X Fund was 137.05%.

Quarterly Returns
	Highest	Lowest
Latin America Bull 2X Fund	38.53% (2nd quarter 2007)	-70.61% (4th quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Direxion Monthly Latin America Bull 2X Fund(2)
Return Before Taxes	-85.79%	-37.06%
Return After Taxes on Distributions(3)	-86.38%	-40.09%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-55.73%	-28.35%
S&P® Latin America Index(5)	-50.84%	-8.24%

(1)	The inception date of the Direxion Monthly Latin America Bull 2X Fund was May 2, 2006.
(2)
Prior to September 30, 2009, the Direxion Monthly Latin America Bull 2X Fund sought a daily target of 200%.  Effective September 30, 2009, the Direxion Monthly Latin America Bull 2X Fund seeks calendar month leveraged investment results, before fees and expenses, of 200% of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The tables below describe the fees and expenses you may pay if you buy and hold shares of the Direxion Monthly Latin America Bull 2X Fund.  The expense information below has been restated to reflect current fees based on contractual changes that became effective on July 1, 2009.

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Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Direxion Monthly Latin America Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.09%
Total Operating Expenses		1.99%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The fee table above is restated to reflect a new contractual arrangement that became effective on July 1, 2009.  Under this arrangement, the Adviser is obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Latin America Bull 2X Fund.

Expense Example
The table below is intended to help you compare the cost of investing in the Direxion Monthly Latin America Bull 2X Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same through each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Latin America Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$202	$624	$1,073	$2,317

Direxion Monthly China Bull 2X Fund

Investment Objective.  The Direxion Monthly China Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the FTSE/Xinhua China 25 Index.

China is considered an “emerging market.”  The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions.  Emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than more developed economies.

Principal Investment Strategy.  The Direxion Monthly China Bull 2X Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the FTSE/Xinhua China 25 Index and/or financial instruments that, in combination, provide leveraged exposure to the FTSE/Xinhua China 25 Index with the Direxion Monthly China Bull 2X Fund creating long positions. The financial instruments in which the Fund may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the Direxion Monthly China Bull 2X Fund also holds U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks.  The principal risks of investing in the Direxion Monthly China Bull 2X Fund are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Early Close/Trading Halt Risk Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Gain Limitation Risk, Geographic Concentration Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Lower-Quality Debt Securities, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and Valuation Time Risk.

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For more information on the Direxion Monthly China Bull 2X Fund, including a description of each risk, please refer to the “Principal Risks” section above.

Also, it is important to note that China is a totalitarian country and the central government has historically exercised substantial control over virtually every sector of the Chinese economy.  Government power raises the risk of nationalization, expropriation, or confiscation of property. The legal system is still developing and the ability to obtain or enforce judgments is uncertain.  China’s relationship with Taiwan is poor and the possibility of military action exists.  China differs, often unfavorably, from more developed countries in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others.

Target Index.  The FTSE/Xinhua China 25 Index consists of 25 of the largest and most liquid companies available to international investors traded on the Hong Kong Stock Exchange.  The Index is weighted based on the total market value of each company so that companies with higher total market values generally have a higher representation in the Index.  FTSE Xinhua Index Limited is not a sponsor of, or in any way affiliated with, the China Funds.

Performance.  The bar chart and performance table below provide some indication of the risks of investing in the Direxion Monthly China Bull 2X Fund by showing how its performance has varied from year to year and by comparing the Direxion Monthly China Bull 2X Fund’s average annual returns with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the Direxion Monthly China Bull 2X Fund by showing its highest and lowest quarterly returns.  The Direxion Monthly China Bull 2X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The performance shown reflects previous daily, instead of monthly, targets.  The Direxion Monthly China Bull 2X Fund sought a daily target of 200% until September 30, 2009.  At that time, the Direxion Monthly China Bull 2X Fund began to seek a monthly target of 200%.  If the target of the Direxion Monthly China Bull 2X Fund had remained a daily target of 200% instead of a monthly target of 200%, the calendar year performance of the Direxion Monthly China Bull 2X Fund would have varied from that shown.

Total Return for the Calendar Years Ended December 31*
China Bull 2X Fund

* Year-to-date total return as of September 30, 2009 for the China Bull 2X Fund was 64.04%.

Quarterly Returns
	Highest	Lowest
Direxion Monthly China Bull 2X Fund	-7.28% (3rd quarter 2008)	-52.27% (4th quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Direxion Monthly China Bull 2X Fund(2)
Return Before Taxes	-86.59%	-86.12%
Return After Taxes on Distributions(2)	-86.61%	-86.13%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-56.28%	-72.26%
FTSE/Xinhua China 25 Index(5)	-50.80%	-50.38%

(1)	The inception date of the Direxion Monthly China Bull 2X Fund was December 3, 2007.
(2)
Prior to September 30, 2009, the Direxion Monthly China Bull 2X Fund sought a daily target of 200%.  Effective September 30, 2009, the Direxion Monthly China Bull 2X Fund seeks calendar month leveraged investment results, before fees and expenses, of 200% of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The tables below describe the fees and expenses you may pay if you buy and hold shares of the Direxion Monthly China Bull 2X Fund.  The expense information below reflects actual expenses incurred for the fiscal year ended August 31, 2009.

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43

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Direxion Monthly China Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.90%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.13%
Total Annual Operating Expenses		2.03%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Direxion Monthly China Bull 2X Fund.

Expense Example
The table below is intended to help you compare the cost of investing in the Direxion Monthly China Bull 2X Fund with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly China Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$206	$637	$1,093	$2,358

SPECIALTY FUNDS

Direxion Monthly Commodity Bull 2X Fund

Investment Objective.  The Direxion Monthly Commodity Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month price performance of the Morgan Stanley® Commodity Related Equity Index.

Principal Investment Strategy.  The Direxion Monthly Commodity Bull 2X Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Morgan Stanley® Commodity Related Equity Index and/or financial instruments that, in combination, provide leveraged exposure to the Morgan Stanley® Commodity Related Equity Index with the Direxion Monthly Commodity Bull 2X Fund creating long positions.  The financial instruments in which the Direxion Monthly Commodity Bull 2X Fund may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the Direxion Monthly Commodity Bull 2X Fund also holds U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks.  The principal risks of investing in the Direxion Monthly Commodity Bull 2X Fund Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Concentration Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Equity Securities Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs and Tracking Error Risk.

For more information on the risks of the Direxion Monthly Commodity Bull 2X Fund, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index.  The Morgan Stanley® Commodity Related Equity Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products.  Morgan Stanley® is not a sponsor of, or in any way affiliated with, the Direxion Monthly Commodity Bull 2X Fund.

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Performance.  The bar chart and performance tables below provide some indication of the risks of investing in the Direxion Monthly Commodity Bull 2X Fund by comparing its performance with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the Direxion Monthly Commodity Bull 2X Fund by showing its highest and lowest quarterly returns.  The Direxion Monthly Commodity Bull 2X Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The performance shown reflects previous daily, instead of monthly, targets.  The Direxion Monthly Commodity Bull 2X Fund sought a daily target of 200% until September 30, 2009.  At that time, the Direxion Monthly Commodity Bull 2X Fund began to seek a monthly target of 200%.  If the target of the Direxion Monthly Commodity Bull 2X Fund had remained a daily target of 200% instead of a monthly target of 200%, the calendar year performance of the Direxion Monthly Commodity Bull 2X Fund would have varied from that shown.

Total Return for the Calendar Year Ended December 31*
Direxion Monthly Commodity Bull 2X Fund

* Year-to-date total return as of September 30, 2009 for the Direxion Monthly Commodity Bull 2X Fund was 66.76%.

Quarterly Returns
	Highest	Lowest
Direxion Monthly Commodity Bull 2X Fund	30.91% (2nd quarter 2007)	-58.95% (4th quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Direxion Monthly Commodity Bull 2X Fund(2)
Return Before Taxes	-76.96%	-14.53%
Return After Taxes on Distributions(3)	-76.97%	-16.05%
Return After Taxes on Distributions and Sale of Fund Shares(3)(4)	-50.03%	-11.40%
Morgan Stanley Commodity Related Equity Index(5)	-42.20%	4.39%

(1)	The inception date of the Direxion Monthly Commodity Bull 2X Fund was February 17, 2005.
(2)
Prior to September 30, 2009, the Direxion Monthly Commodity Bull 2X Fund sought a daily target of 200%.  Effective September 30, 2009, the Direxion Monthly Commodity Bull 2X Fund seeks calendar month leveraged investment results, before fees and expenses, of 200% of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the index does not reflect deductions for fees, expenses or taxes.

Fees and Expenses.  The tables below describe the fees and expenses you may pay if you buy and hold shares of the Direxion Monthly Commodity Bull 2X Fund.  The expense information below reflects actual expenses incurred for the fiscal year ended August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2)  (as a percentage of daily assets):
Direxion Monthly Commodity Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(3)		0.90%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.12%
Total Annual Operating Expenses		2.02%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Direxion Monthly Commodity Bull 2X Fund.

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Expense Example
The table below is intended to help you compare the cost of investing in the Direxion Monthly Commodity Bull 2X Fund with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the Direxion Monthly Commodity Bull 2X Fund for the periods shown and then redeem all of your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the Commodity Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly Commodity Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$205	$634	$1,088	$2,348

FIXED INCOME FUNDS

Direxion Monthly 10 Year Note Bull 2X Fund Direxion Monthly 10 Year Note Bear 2X Fund

Investment Objective.  The Direxion Monthly 10 Year Note Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month performance of the NYSE Current 10-Year U.S. Treasury Index.  The Direxion Monthly 10 Year Note Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse (or opposite) of the calendar month performance of the NYSE Current 10-Year U.S. Treasury Index.  (Collectively, the Direxion Monthly 10 Year Note Bull 2X Fund and the Direxion Monthly 10 Year Note Bear 2X Fund are referred to as the “10 Year Note Funds.”)

Principal Investment Strategy.  Each 10 Year Note Fund, under normal circumstances, invests at least 80% of its net assets in securities that comprise the NYSE Current 10-Year U.S. Treasury Index and/or financial instruments that, in combination, provide leveraged exposure to the NYSE Current 10-Year U.S. Treasury Index with the Direxion Monthly 10 Year Note Bull 2X Fund creating long positions and the Direxion Monthly 10 Year Note Bear 2X Fund creating short positions.  The financial instruments in which the 10 Year Note Funds may invest include ETFs, stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.  On a day-to-day basis, the 10 Year Note Funds also hold U.S. government securities and repurchase agreements to collateralize these futures and options contracts and swap agreements.

Risks.  The principal risks of investing in the 10 Year Note Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Concentration Risk, Counterparty Risk, Credit Risk, Debt Instrument Risk, Early Close/Trading Halt Risk, Gain Limitation Risk, Interest Rate Risk, Intra-Calendar Month Investment Risk, Leverage Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Monthly Correlation Risk, Negative Implications of Monthly Goals in Volatile Markets, Non-Diversification Risk, Regulatory Risk, Risks of Investing in Other Investment Companies and ETFs, Tracking Error Risk and U.S. Government Securities Risk.

Additional risks of investing in the Direxion Monthly 10 Year Note Bear 2X Fund are Inverse Correlation Risk and Shorting Risk.  For more information on the risks of the 10 Year Note Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Target Index.  The NYSE Current 10-Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-Year Treasury Note. Notes eligible for inclusion must be U.S. dollar-denominated Treasury notes with a fixed rate, non-zero coupon that are non-callable with a maturity of 10 years at issuance. The issue chosen at rebalancing is the most recently issued eligible Treasury note that settles on or before the final calendar day of the month. The official index close is calculated each trading day using the 4:00 p.m. Eastern time end-of-day bid. On days that the U.S. equity markets close early, the bond price is derived at the closing time of the New York Stock Exchange, or 1:00 p.m. EST. On days when the US bond market has a suggested early close, as determined by the Securities Industry and Financial Markets Association (“SIFMA”), the bond price is derived at the suggested close of 2:00 p.m. EST. Calculations of index returns and characteristics adhere to US Treasury market trading and settlement conventions. At time of issuance, this includes Actual/Actual day count convention with a semiannual payment frequency. Bonds trade on a clean price basis (quoted without accrued interest). New issuance is evaluated at each month-end rebalancing. If a new, eligible, US Treasury note or bond has been issued during the month, the existing issue in the index is sold on the rebalancing date and all proceeds including coupon reinvestment are rolled into the newly selected issue. The indices do not take transaction costs (bid-offer spreads) into account. Bid-side prices are used for the bond index calculations. For the month during which a coupon is paid, the cash flow is adjusted at a fixed money-market rate until the end of the month. The reinvestment rate is based on the USD One Month LIBOR rate as of the last business date of the previous month. The cash received on any given date during the month assumes that there are coupon payments during the period and therefore the reinvestment rate is applied to the actual number of days between the coupon payment date and the last calculated index day.

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Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by NYSE EURONEXT or its affiliates (“NYSE EURONEXT”). NYSE EURONEXT makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the NYSE Current 10-Year US Treasury IndexSM, to track general stock market performance.

NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE TREASURY INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Performance.  The bar chart and performance table below provide some indication of the risks of investing in the 10 Year Note Funds by comparing its average annual returns with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the 10 Year Note Funds by showing their highest and lowest quarterly returns.  The 10 Year Note Funds’ past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The performance shown reflects previous daily, instead of monthly, targets.  The Direxion Monthly 10 Year Note Bull 2X Fund sought a daily target of 250% until September 30, 2009, and the Direxion Monthly 10 Year Note Bear 2X Fund sought a daily target of 200% until April 30, 2006, and 250% until September 30, 2009.  On September 30, 2009, the 10 Year Note Funds began to seek a monthly target of 200%.  If the target of the 10 Year Note Funds had remained a daily target of 250% instead of a monthly target of 200%, the calendar year performance of the 10 Year Note Funds would have varied from that shown.

Total Return for the Calendar Year Ended December 31*

Direxion Monthly 10 Year Note Bear 2X Fund
Direxion Monthly 10 Year Note Bull 2X Fund

*	Year-to-date total return as of September 30, 2009 for the Direxion Monthly 10 Year Note Bear 2X Fund and the Direxion Monthly 10 Year Note Bull 2X Fund were 10.91% and -11.77%, respectively.

Quarterly Returns
	Highest	Lowest
Direxion Monthly 10 Year Note Bear 2X Fund	7.96% (2nd quarter 2008)	-30.74% (4th quarter 2008)

Direxion Monthly 10 Year Note Bull 2X Fund	33.53% (4th quarter 2008)	-8.20% (2nd quarter 2008)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Direxion Monthly 10 Year Note Bear 2X Fund(2)
Return Before Taxes	-39.18%	-13.89%
Return After Taxes on Distributions(3)	-39.18%	-14.19%
Return After Taxes on Distributions and Sale Fund Shares(3)(4)	25.47%	-11.34%
10-Year Treasury Note(5)(6)	20.06%	8.10%
NYSE Current 10-Year Treasury Index(5)(6)(7)	N/A	-2.73%

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Direxion Monthly 10 Year Note Bull 2X Fund(2)
Return Before Taxes	45.61%	14.79%
Return After Taxes on Distributions(3)	45.61%	14.22%
Return After Taxes on Distributions and Sale Fund Shares(3)(4)	29.65%	12.50%
10-Year Treasury Note(5)(6)	20.06%	8.93%
NYSE Current 10-Year Treasury Index(5)(6)(7)	N/A	-2.73%

(1)	The inception date of the Direxion Monthly 10 Year Note Bear 2X Fund was May 17, 2004 and the Direxion Monthly 10 Year Note Bull 2X Fund was March 31, 2005.
(2)
Prior to September 30, 2009, the 10 Year Note Funds sought a daily target of 250%.  Effective September 30, 2009, the 10 Year Note Funds seek calendar month leveraged investment results, before fees and expenses, of 200%, or 200% of the inverse, of its target index.

(3)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(5)	The performance of the 10-Year Treasury Note does not reflect deductions for fees, expenses or taxes.
(6)	The performance of the NYSE Current 10-Year U.S. Treasury Index does not reflect deductions for fees, expenses or taxes.
(7)
Effective August 31, 2009, the 10-Year Note Funds replaced their performance benchmark index, the 10-Year Treasury Note, with the NYSE Current 10-Year Treasury Index.  When calculating performance, the NYSE Current 10-Year U.S. Treasury Index reflects the investment style of the 10 Year Note Fund.  The NYSE Current 10-Year Note Treasury Index commenced operations on April 2, 2009.  The Average Annual Total Return Since Inception shown in the table above is for the period from April 2, 2009 to November 30, 2009.

Fees and Expenses.  The tables below describe the fees and expenses you may pay if you buy and hold shares of 10 Year Note Funds.  The expense information below reflects actual expenses incurred for the fiscal year ended August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Direxion Monthly 10 Year Note Bear 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)(5)		6.28%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.16%
Total Annual Operating Expenses(5)		7.44%

Direxion Monthly 10 Year Note Bull 2X Fund

Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)(5)		0.90%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.03%
Total Annual Operating Expenses(5)		1.93%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  This agreement may be terminated at any time by the Board of Trustees.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee of up to 1.00% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.90% for the Direxion Monthly 10 Year Note Bull 2X Fund and 7.28% for the Direxion Monthly 10 Year Note Bear 2X Fund.

(5)
The 10 Year Note Funds may take short positions in securities.  Such additional expenses associated with these investments are included in the calculation above.  Although dividends and interest accruing on short positions are an expense to the 10 Year Note Funds, these expenses are generally reduced by interest income earned on the proceeds from the short sales.  If these income reductions were included above, the Other Expenses and Total Annual Operating Expenses would be lower. For the fiscal year ended August 31, 2009, only the Direxion Monthly 10 Year Note Bear 2X Fund entered into short positions.  If these expenses and Acquired Fund Fees and Expenses were not included, the Direxion Monthly 10 Year Note Bear 2X Fund’s Other Expenses and Total Annual Operating Expenses would be 0.90% and 1.90%, respectively.

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Expense Example
The table below is intended to help you compare the cost of investing in the 10 Year Note Funds with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the 10 Year Note Funds for the periods shown and then redeem all of your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the 10 Year Note Funds’ operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Direxion Monthly 10 Year Note Bear 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$735	$2,151	$3,500	$6,593

Direxion Monthly 10 Year Note Bull 2X Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$196	$606	$1,042	$2,254

Dynamic HY Bond Fund HY Bear Fund

Investment Objective.  The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.  The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments.  The term “bear” is used in the financial markets to describe a market which is declining in value.  Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.  (Collectively, the Dynamic HY Bond Fund and the HY Bear Fund are referred to as the “High Yield Funds.”)

Principal Investment Strategy.  In attempting to meet the High Yield Funds’ objectives, the Adviser will, under normal circumstances, invest at least 80% of each High Yield Fund’s net assets (plus any borrowing for investment purposes) in high yield debt instruments, commonly referred to as “junk bonds,” or derivatives of such instruments.  Debt instruments include corporate debt securities, convertible securities, zero-coupon securities and restricted securities.  The Adviser will generally create long positions for the Dynamic HY Bond Fund and short positions for the HY Bear Fund.  There is no limit on the amount of the HY Bear Fund’s assets which may be invested in short positions.

High yield debt instruments are generally rated lower than Baa by Moody’s Investors Service®, Inc. (“Moody’s”) or lower than BBB by S&P®.  Up to 15% of each Fund’s assets may be invested in instruments generally rated below Caa by Moody’s or CCC by S&P® or derivatives of such instruments.  Investments may include instruments in the lowest rating category of each rating agency, or unrated bonds that the Adviser determines are of comparable quality.  Such instruments may be in default and are generally regarded by the rating organizations as having extremely poor prospects of ever attaining any real investment standing.  In addition, high yield debt instruments are typically issued with maturities of 10 years or less, and are callable after four to five years.  Generally, the longer the bond’s maturity, the more vulnerable its price is to interest rate fluctuations.

The Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating organizations.  Because of the greater number of considerations involved in investing in lower-rated instruments, the achievement of each High Yield Fund’s objective depends more on the analytical abilities of the portfolio management team than would be the case if each High Yield Fund were investing primarily in instruments in the higher rating categories.

To ensure that each High Yield Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by active Fund shareholders while gaining exposure to the high yield bond market, each High Yield Fund invests a substantial portion of its assets in derivative securities, such as futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments such as futures and options on high yield bond indices, and baskets of high yield securities based on various high yield bond indices.  Such investments may generate a return that is more positive or more negative than what would be generated if each High Yield Fund maintained its assets in cash or cash equivalents to meet redemption requests.  There is no limit on the amount of each High Yield Fund’s assets that may be invested in derivative securities.

The High Yield Funds may invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant.  When a High Yield Fund is invested in such temporary defensive instruments, the Fund will not achieve its investment objective.

The Adviser uses a “bottom up” approach to investing.  The Adviser studies industry and economic trends, but focuses on researching individual issuers and derivative instruments.  Each company and derivative instrument in which the High Yield Funds invest passes through a research process and stands on its own merits as a viable investment in the Adviser’s opinion.

To achieve the investment objective of the Dynamic HY Bond Fund, the Adviser:

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•	Seeks to achieve price appreciation and minimize price volatility by identifying instruments that are likely to be upgraded by qualified rating organizations;

•	Employs research and credit analysis to minimize purchasing instruments that may default by determining the likelihood of timely payment of interest and principal; and/or

•
Invests the Dynamic HY Bond Fund’s assets in other instruments, including derivative securities, consistent with its objective of high current income and capital appreciation but permitting it to maintain sufficient liquidity to meet redemptions.

To achieve the investment objective of the HY Bear Fund, the Adviser uses the same analytical tools it employs for the Dynamic HY Bond Fund in pursuit of the opposite objective.  The Adviser:

•	Seeks to identify instruments that are likely to be downgraded by qualified rating organizations and therefore suffer a decline in principal value;

•	Employs research and credit analysis to identify instruments that may default on timely payment of interest and principal and suffer a decline in principal value; and/or

•	Creates short positions in instruments which have relatively low yield in order to minimize short interest expense and maintain sufficient liquidity to meet redemptions.

Risks.  The principal risks of investing in the High Yield Funds are Adverse Market Conditions Risk, Adviser’s Investment Strategy Risk, Aggressive Investment Techniques Risk, Counterparty Risk, Credit Risk, Early Close/Trading Halt Risk, Interest Rate Risk, Lower-Quality Debt Securities Risk, Market Risk, Market Timing Activity and High Portfolio Turnover, Non-Diversification Risk, Regulatory Risk and Risks of Investing in Other Investment Companies and ETFs.

An additional risk of investing in the HY Bear Fund is Shorting Risk.  For more information on the risks of the High Yield Funds, including a description of each risk, please refer to the “Principal Risks” section above.

Performance.  The bar chart and performance tables below provide some indication of the risks of investing in the High Yield Funds by comparing their performance with those of a broad measure of market performance.  The information below also illustrates the risks of investing in the High Yield Funds by showing their highest and lowest quarterly returns.  The High Yield Funds’ past performance (before and after taxes) is not necessarily an indication of how they will perform in the future.

Total Return for the Calendar Year Ended December 31*
Dynamic HY Bond Fund
HY Bear Fund

*	Year-to-date total return as of September 30, 2009 for the Dynamic HY Bond Fund and the HY Bear Fund was -1.38% and -11.66%, respectively.

Quarterly Returns
	Highest	Lowest
Dynamic HY Bond Fund	4.50% (4th quarter 2006)	-7.95% (1st quarter 2005)

HY Bear Fund	3.81% (1st quarter 2008)	-2.09% (3rd quarter 2007)

Average Annual Total Returns as of December 31, 2008
	1 Year	Since Inception(1)
Dynamic HY Bond Fund
Return Before Taxes	-10.70%	-0.12%
Return After Taxes on Distributions(2)	-12.64%	-2.30%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	-6.92%	-1.29%
Barclays Capital U.S. Aggregate Bond Index(4)	5.24%	5.08%
Barclays Capital U.S. Corporate High-Yield Bond Index(5)	-26.16%	-1.24%
Lipper High Yield Bond Fund Index(6)	-28.84%	2.39%
HY Bear Fund
Return Before Taxes	7.74%	0.73%
Return After Taxes on Distributions(2)	6.06%	0.09%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	4.99%	0.25%
Barclays Capital U.S. Aggregate Bond Index(4)	5.24%	5.11%
Barclays Capital U.S. Corporate High-Yield Bond Index(5)	-26.16%	-5.02%
Lipper High Yield Bond Fund Index(6)	-28.84%	-6.46%

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(1)	The inception date of the Dynamic HY Bond Fund was July 1, 2004 and the HY Bear Fund was September 20, 2005.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)
The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of fund shares, a tax deduction is provided that benefits the investor.

(4)
The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman U.S. Aggregate Bond Index) is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.  The performance of the index does not reflect deductions for fees, expenses or taxes.

(5)
The Barclays Capital U.S. Corporate High-Yield Bond Index covers the US Dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.  Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.  The index excludes Emerging Markets debt.  Effective December 29, 2009, the Barclays Capital U.S. Corporate High-Yield Bond Index has replaced the Barclays Capital U.S. Aggregate Bond Index as a more appropriate comparative benchmark.

(6)
The Lipper High Yield Bond Fund Index is the average of the 30 largest mutual funds in the Lipper High Current Yield Bond Fund category.  These funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Fees and Expenses. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  The expense information below reflects actual expenses incurred for the fiscal year ended August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):
Dynamic HY Bond Fund
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)		0.85%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.16%
Total Annual Operating Expenses		2.01%

HY Bear Fund
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees(3)		0.25%
Other Expenses(2)(5)		0.90%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(4)		0.14%
Total Annual Operating Expenses(5)		2.04%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.

(3)
The Board of Trustees has adopted an Investor Class Rule 12b-1 Plan pursuant to which the Investor Class shares of the Fund may pay an annual Rule 12b-1 fee up to 0.40% of average daily net assets.  The Board has currently authorized the Investor Class shares to pay annual Rule 12b-1 fees of 0.25%.

(4)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.85% for the Dynamic HY Bond Fund and 1.90% for the HY Bear Fund.

(5)
The Funds may take short positions in securities.  Such additional expenses associated with these investments are included in the calculation above.  Although dividends and interest accruing on short positions are an expense to a Fund, these expenses are generally reduced by interest income earned on the proceeds from the short sales.  If these income reductions were included above, the Other Expenses and Total Annual Operating Expenses would be lower. For the fiscal year ended August 31, 2009, the Dynamic HY Bond Fund entered into short positions.  If these expenses and Acquired Fund Fees and Expenses were not included, the Dynamic HY Bond Fund’s Other Expenses and Total Annual Operating Expenses would be 0.60% and 1.85%, respectively.

Expense Example
The table below is intended to help you compare the cost of investing in the High Yield Funds with the cost of investing in other mutual funds.  The table assumes that you invest $10,000 in the High Yield Funds for the periods shown and then redeem all your shares at the end of the periods.  It also assumes that your investment has a 5% return each year and that the High Yield Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Dynamic HY Bond Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$204	$630	$1,083	$2,338

HY Bear Fund
	1 Year	3 Years	5 Years	10 Years
Investor Class	$207	$640	$1,098	$2,369

U.S. Government Money Market Fund

Investment Objective.  The U.S. Government Money Market Fund seeks to provide security of principal, current income and liquidity.

Principal Investment Strategy.  The U.S. Government Money Market Fund seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Board of Trustees or by Rafferty to present minimal credit risk.   Under normal circumstances, the U.S. Government Money Market Fund invests at least 80% of its net assets in (1) obligations issued or guaranteed by the U.S. government and its agencies and U.S. government-sponsored enterprises (“U.S. government obligations”); (2) repurchase agreements that are fully collateralized by such obligations; and (3) money market funds that under normal circumstances invest at least 80% of their assets in U.S. government obligations and repurchase agreements that are fully collateralized by such obligations.  In order to maintain a stable share price, the U.S. Government Money Market Fund maintains an average dollar-weighted maturity of 90 days or less.  Securities purchased by the U.S. Government Money Market Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities.

Risks.  The principal risks of investing in the U.S. Government Money Market Fund are:

•
The yield paid by the U.S. Government Money Market Fund is subject to changes in interest rates.  As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

•	Although the U.S. Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the U.S. Government Money Market Fund.

•	Your investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.

•
Securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association (“Fannie Mae©”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), are not backed by the full faith and credit of the U.S. government and are not insured or guaranteed by the U.S. government.

•	The value of your investment could be eroded over time by the effects of inflation.

•	Security selection by Rafferty may cause the U.S. Government Money Market Fund to underperform other funds with similar investment objectives.

•	If a portfolio security declines in credit quality or goes into default, it also could affect the U.S. Government Money Market Fund’s yield.

Additional risks of investing in the U.S. Government Money Market Fund are Adverse Market Conditions Risk, Debt Instrument Risk, Market Risk, U.S. Government Securities Risk, Regulatory Risk, Interest Rate Risk and Credit Risk.  For more information on these risks, including a description, please refer to the “Principal Risks” section above.

Performance.  The bar chart and performance table below provide some indication of the risks of investing in the U.S. Government Money Market Fund by showing how its performance has varied from year to year.  The information below also illustrates the risks of investing in the U.S. Government Money Market Fund by showing its highest and lowest quarterly returns.  The U.S. Government Money Market Fund’s past performance is not necessarily an indication of how it will perform in the future.

Total Return for the Calendar Years Ended December 31*

U.S. Government Money Market Fund

*	Year-to-date total return as of September 30, 2009 for the U.S. Government Money Market Fund was 0.10%.

Quarterly Returns
	Highest	Lowest
U.S. Government Money Market Fund	1.37% (4th quarter 2000)	0.01% (2nd quarter 2004)

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Average Annual Total Returns as of December 31, 2008
	1 Year	5 Years	10 Years
U.S. Government Money Market Fund	1.14%	2.32%	2.49%

Fees and Expenses.  The tables below describe the fees and expenses you may pay if you buy and hold shares of the U.S. Government Money Market Fund. The expense information below reflects actual expenses incurred for the fiscal year ended August 31, 2009.

Shareholder Fees(1) (fees paid directly from your investment):
Maximum Sales Charge Imposed on Purchases:	None
Maximum Deferred Sales Charge:	None

Annual Operating Expenses(2) (as a percentage of daily assets):

Management Fees		0.50%
Distribution and/or Service (12b-1) Fees		None
Other Expenses(2)		0.70%
Shareholder Servicing Fee	0.25%
Acquired Fund Fees and Expenses(3)		0.17%
Total Annual Operating Expenses(4)		1.37%

(1)
Although no sales loads or transaction fees are charged, you will be assessed a $15 fee for outgoing wire transfers, and $25 for returned checks and stop payment orders by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Please note that this fee is subject to change.

(2)
The Adviser is contractually obligated to pay all expenses of the Funds other than the following:  management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.

(3)
The Funds are required to disclose Acquired Fund Fees and Expenses in the fee table above.  Acquired Fund Fees and Expenses are indirect fees that a Fund incurs from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Net Annual Fund Operating Expenses in the table above includes Acquired Fund Fees and Expenses, they do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.  Without Acquired Fund Fees and Expenses the Total Annual Operating Expenses would have been 1.20%.

(4)
The Adviser has voluntarily agreed to waive its investment advisory fees and/or reimburse certain expenses of the Fund to the extent that it becomes necessary in order to maintain a positive yield.  There is no guarantee that the Fund will be able to maintain a positive yield.  The Adviser may withdraw this expense limitation at any time.  The Adviser may recoup any such waived fees and/or reimbursed expenses within three years provided that such recoupment does not cause the Fund's seven-day yield to fall below 1%.

Expense Example
The table below is intended to help you compare the cost of investing in the U.S. Government Money Market Fund with the cost of investing in other mutual funds. The table assumes that you invest $10,000 in the U.S. Government Money Market Fund for the periods shown and then redeem all of your shares at the end of the periods. It also assumes that your investment has a 5% return each year and that the U.S. Government Money Market Fund’s operating expenses remain the same through each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$139	$434	$750	$1,646

ABOUT YOUR INVESTMENT

Share Price of the Funds

A Fund’s share price is known as its net asset value (“NAV”).  Each Fund (other than the 10-Year Note Funds and the High Yield Funds) calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for business (“Business Day.”)

Except as discussed below, each of the 10-Year Note Funds and the High Yield Funds also calculates its NAV as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, each Business Day.  However, on days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the 10-Year Note Funds and the High Yield Funds do not calculate their NAVs, even if the NYSE is open for business.  Similarly, on days that the bond markets, the NYSE, or both the bond markets and the NYSE close early, each of the 10-Year Note Funds and the High Yield Funds calculates its NAV as of the earliest closing time between the bond markets and the NYSE, subject to the discretion of the Adviser.  The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. dollar may fluctuate on days that foreign markets are open but the Funds are not open for business.

All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by the close of regular trading (generally 4:00 p.m. Eastern time) will be processed at that day’s NAV.

Share price is calculated by dividing a Fund’s net assets by its shares outstanding.  The Funds use the following methods to price securities held in their portfolios:

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•
Equity securities, OTC securities, swap agreements, closed-end investment companies, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Funds’ pricing service or, if such prices are unavailable, by a pricing matrix method; and

•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.

Fair Value Pricing.  Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded.  Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs.  Examples of Significant Events may include:  (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions.  If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

Rule 12b-1 Fees

This Prospectus describes distribution plans under Rule 12b-1 pursuant to which the Funds pay for distribution and services provided to Fund shareholders.  Because 12b-1 fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Pursuant to the Investor Class plan, which applies to all Funds, the Investor Class of each Fund, other than the U.S. Government Money Market Fund and the High Yield Funds, may pay an annual Rule 12b-1 fee of up to 1.00% of the average daily net assets.  The Investor Class of the High Yield Funds may pay annual Rule 12b-1 fees of up to 0.40% of the average daily net assets.  The U.S. Money Market Fund is not covered by the Investor Class plan.  Accordingly, the Investor Class of that Fund does not pay Rule 12b-1 fees.  The Board has currently authorized the Investor Class of each Fund covered by the plan to pay a maximum annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund’s Investor Class.  In addition, the Board has authorized the Investor Class of each Fund, including the U.S. Government Money Market Fund, to pay a separate annualized shareholder servicing fee of 0.25% of the average daily net assets.

Under an agreement with the Funds, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”), may receive Rule 12b-1 fees and/or Shareholder Servicing fees from the Funds.  In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Funds’ SAI.  For more information on these and other services, you should speak directly to your Financial Advisor.  Your Financial Advisor may charge additional account fees for services beyond those specified above.

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Additional Payments to Financial Intermediaries

The Adviser (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Funds. These payments may be made to financial intermediaries for marketing, promotional or related expenses.  These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the Funds or the amount investors in the Funds would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Funds.

Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of a Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Funds, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.

The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current asset and/or number of accounts of a Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof.  The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of a Fund available to its customers and may allow the Funds greater access to the financial institution’s customers.

Shareholder Services Guide

You may invest in the Funds through traditional investment accounts, including an Automatic Investment Plan, IRAs (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans.  Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds.  You may invest directly with the Funds or through certain financial intermediaries.  Any transaction effected through a financial intermediary may be subject to a processing fee.  The minimum initial investment is set forth below and may be invested in as many of the Funds as you wish, subject to a minimum investment in each Fund of $1,000.  Rafferty may waive these minimum requirements at its discretion.  Contact Rafferty if you need additional information or assistance.

Shares of the Funds have not been registered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

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Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$500
Minimum Investment: Retirement Accounts (Regular, Roth and Spousal IRAs)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$0
By Mail
•  Complete and sign your Application.  Remember to include all required documents (if any).

•  Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.

•  Send the signed Application and check to:
Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Do not send via express mail or overnight delivery to the P.O. Box address.)

•  Complete an Investment Slip or provide written instructions with your name, account number and the fund in which you would like to invest.

•  Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.

•  Send the Investment Slip and check to:
Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

By Wire
•  Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.

•  Fax or mail the Application according to instructions the representative will give you.

•  Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) to receive an account number; and (c) a confirmation number.

•  Send the original Application to:
Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-701

Wired funds must be received prior to market close to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

•  Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.

•  You will receive a confirmation number; retain your confirmation number.

•  Instruct your bank to wire the money to:
US Bank NA, Milwaukee, WI  53202
ABA 075000022
Credit: US Bancorp Fund Services, LLC
ACCT # 112-952-137
FFC: Direxion Funds
(Your name and Direxion Account Number)

By Telephone
•  You must have elected the “Purchase by Telephone” option on your Application, your account must be open for 15 days and you must have banking information established on your account prior to purchasing shares by telephone.

•  The minimum telephone purchase is $500.00.

•  Contact Direxion at (800) 851-0511 to purchase additional shares of the Fund(s).  Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.

•  Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.

By ACH		• Call (800) 851-0511 to process your request and have your bank account drafted.
Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.

*
The Adviser may set different investment minimums for certain securities dealers, banks, and other financial institutions that provide certain shareholder services or omnibus processing for the Funds in fee-based mutual fund programs.

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Contact Information
By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxionfunds.com
Regular Mail	Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

Instructions for Exchanging or Redeeming Shares
By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxionfunds.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.

ACCOUNT AND TRANSACTION POLICIES

Payment for Shares.  All purchases must be made in U.S. dollars through a U.S. bank.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares.  We are unable to accept post-dated checks, post-date on-line bill pay checks or any conditional order or payment.  If your check does not clear, you will be charged a $25.00 fee.  In addition, you may be responsible for losses sustained by the Fund for any returned payment.

You will receive written confirmation by mail, but we do not issue share certificates.

Anti-Money Laundering Program.  The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

Good Form.  Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds.  For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub.  An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer.  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

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Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Funds of such trade or trades.  In particular, financial intermediaries that transact in shares of the Funds through the Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system.  In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good order.  In practice, this means that a confirmation from a financial intermediary is not binding on the Funds.  In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds.  Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day.  Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

Financial Intermediaries.  Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus.  Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction.  For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.  In addition, Rafferty may, from time to time, at its own expense, compensate financial intermediaries for distribution or marketing services.

Order Policies.  There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed.  This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings.  The Funds reserve the right to reject any purchase order or suspend offering of their shares.  Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Telephone Transactions.  For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information.  We also may record the conversation for accuracy.  During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.  If you previously declined telephone privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions.  IRA accounts are not eligible for telephone redemption privileges.  The maximum amount that may be redeemed by telephone is $100,000.

Automatic Investment Plan.  For your convenience, the Funds offer an Automatic Investment Plan (“AIP”).  Under the AIP, after you make your initial minimum investment of $25,000, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis.  The AIP requires a minimum monthly investment of $500.  If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511.  In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time.  You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds’ transfer agent by telephone or in writing, five days prior to the effective date of the next transaction.  A fee, currently $25, will be imposed if your AIP transaction is returned.

Signature Guarantees.  In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange.  A notary public cannot guarantee signatures.  Your signature must be guaranteed if:

•	You are changing your account ownership;
•	Your account registration or address has changed in the last 30 days;
•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Funds;
•	The proceeds are payable to a third party;
•	The sale is greater than $100,000;
•	You are establishing or modifying certain services on an account; or

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•	There are other unusual situations as determined by the Funds’ transfer agent.

Exchange Policies.  You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Fund and Service Class shares of your current Fund(s) for Service Class shares of any other Fund (including Funds not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges.  The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.  If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.  You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.

Redemption Proceeds.  Redemption proceeds from any sale of shares will normally be sent within seven days from the time a Fund receives your request in good order.  For investments that have been made by check, payment on sales requests may be delayed until the Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days.  Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records.  You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests.  This fee is in addition to any fees that may be imposed by your bank.  Your proceeds will be wired only to the bank listed on the transfer agent’s records.  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs.  For more information on this option, please contact the Funds at (800) 851-0511.

Low Balance Accounts.  If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds.  We will inform you in writing 30 days prior to selling your shares.  If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds.  We will not sell your shares if your account value falls due to market fluctuations.

Redemption In-Kind.  The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio.  It is not expected that the Funds would do so except in unusual circumstances.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Short Term Trading.  The Funds, other than the U.S. Government Money Market Fund, anticipate that a significant portion of their assets will come from professional money managers and investors who use the Funds as part of their “asset allocation” and/or “market timing” investment strategies.  These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.

Frequent trading increases the rate of the Funds’ portfolio turnover, which increases the overall expenses of managing the Funds, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities.  In addition, frequent trading may dilute the value of Fund shares held by long-term shareholders and may interfere with the efficient management of the Funds’ portfolios.  The Funds reserve the right to reject any purchase orders, suspend the offering of Fund shares and impose restrictions in connection with abusive trading practices.

None of the Funds currently imposes any trading restrictions on Fund shareholders or actively monitors for trading abuses.

The U.S. Government Money Market Fund anticipates that like all money market funds, it may be generally used by investors for short-term investments, often in place of bank checking or savings accounts for cash management purposes.  Investors often seek money market funds for the ability to add and withdraw their funds quickly, without restriction.  Also, the Trust does not believe that the U.S. Government Money Market Fund will be the target of abusive trading practices, because it seeks to maintain a $1.00 per share price and typically does not fluctuate in value based on market prices.

The Funds’ Board of Trustees has approved the short-term trading policy of the Funds.  The costs associated with the Funds’ portfolio turnover will have a negative impact on longer-term investors.

Money Market Fund Checking Policies.  You may write checks against your U.S. Government Money Market Fund account if you request and complete a signature card.  With these checks, you may sell shares of the U.S. Government Money Market Fund simply by writing a check for at least $500.  You may not write a check to close your account.  If you place a stop payment order on a check, we will charge you $25.

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Electronic Delivery of Reports.  Direxion Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies.  You may choose electronic delivery for Prospectuses, supplements, Annual and Semi-Annual Reports.  To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds.  You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxionfunds.com/edelivery.com.

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds.  Rafferty attempts to manage the investment of the Funds’ assets consistent with their investment objectives, policies and limitations.  Rafferty has been managing mutual funds since June 1997.  Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004.  As of September 30, 2009, the Adviser had approximately $5.8 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the Funds pay Rafferty the following fees at an annualized rate based on a percentage of the Funds’ daily net assets.

Advisory Fees Charged
All Funds (except U.S. Government Money Market Fund)	0.75%
U.S. Government Money Market Fund	0.50%

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreements in 2009 for the Small Cap Funds, the Direxion Monthly Commodity Bull 2X Fund, the Emerging Market Funds, Developed Funds, Direxion Monthly China Bull 2X Fund, 10 Year Note Funds, the High Yield Funds and the U.S. Government Money Market Fund is included in the Funds’ Annual Report for the period ended August 31, 2009.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreements in 2009 for the S&P 500® Funds, the NASDAQ-100® Funds, the Dollar Funds and the Direxion Monthly Latin America Bull 2X Fund is included in the Funds’ Semi-Annual Report for the period ended October 31, 2009.

An investment committee of Rafferty employees has the day-to-day responsibility for managing the Funds.  The investment committee generally decides the target allocation of each Fund’s investments and on a day-to-day basis an individual portfolio manager executes transactions for the Funds consistent with the target allocation.  The portfolio managers rotate among the Funds periodically so that no single portfolio manager is responsible for a specific Fund for extended periods of time.  The members of the investment committee responsible for managing the Funds are Paul Brigandi, Tony Ng, Adam Gould and Aram Babikian.

Loren L. Norton has managed the High Yield Funds since joining Rafferty in May 2006.  Mr. Norton is a Vice President and Portfolio Manager at Rafferty and serves as its chief high yield strategist.  He has 8 years of experience in the fixed income markets.  Prior to joining Rafferty, Mr. Norton was a Vice President and Credit Derivatives Trader at Credit Suisse from 2003 to 2005.  He also was an Associate and Credit Derivatives Trader at Morgan Stanley from 2001 to 2002.  As a Credit Derivatives Trader, he was responsible for buying and selling high yield, crossover and investment grade sector single name credit derivatives.  He has a BBA in Finance from the University of Massachusetts and MBA from Columbia Business School.

Mr. Brigandi has been a Portfolio Manager for the Funds at Rafferty since June 2004.  Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004.  Mr. Brigandi is a 2002 graduate of Fordham University.

Mr. Ng has been a Portfolio Manager for the Funds at Rafferty since April 2006.  Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006.  He was employed with Deutsche Asset Management from 1998 to 2004.  Mr. Ng graduated from State University at Buffalo in 1998.

Mr. Gould has been a Portfolio Manager at Rafferty Asset Management since January of 2007.  Prior to joining Rafferty, Mr. Gould was an Index Fund Portfolio Manager at the Bank of New York, responsible for managing ten domestic Index funds, and 20 separately managed accounts.  Before joining the Bank of New York in May of 2005, Mr. Gould received an MBA from Georgetown University.  Prior to attending graduate school, Mr. Gould was a NASDAQ Market Maker at Deutsche Bank from 1999 through 2002.  He completed his undergraduate studies at the University of Wisconsin in 1999, graduating with a Bachelor of Science.

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Mr. Babikian is a Portfolio Manager and joined Rafferty in September of 2008.  Prior to joining Rafferty, Mr. Babikian worked for Goldman Sachs as a client derivative portfolio valuations analyst.  Mr. Babikian graduated from Baruch College in 2005 with a Bachelor of Business Administration in Finance.

The Funds’ SAI provides additional information about the investment committee members’ compensation, other accounts they manage and their ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.  Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions.  Each Fund, except the U.S. Government Money Market Fund (“Money Market Fund”), distributes dividends from its net investment income at least annually.  The Money Market Fund ordinarily declares dividends from its net investment income daily and usually distributes them monthly.  Net investment income generally consists of interest income and dividends received on investments, less expenses.

Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually.  A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.

Dividends and other distributions (collectively, “distributions”) will be reinvested in additional Fund shares automatically at the distributing Fund’s NAV per share unless you request otherwise in writing.  Normally, distributions are taxable to shareholders whether received in cash or reinvested.  If you elect to receive distributions from a Fund by check and the U.S. Postal Service office cannot deliver the check or the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Due to the pattern of purchases and redemptions in many of the Funds, a Fund’s total net assets may fluctuate significantly over the course of a year.  Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in that Fund.

Taxes.  Tax consequences of a distribution will vary depending on whether the distribution is from investment income, or net capital gain, and in the latter case, how long a Fund has held the assets the sale of which generated the gains, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income).  Gains on sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates (minimum of 15% for individual shareholders).

The following table illustrates the potential tax consequenes for taxable accounts:

Type of Transaction	Tax Rate/Treatment*
Dividend (other than qualified dividend income (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Sale or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules

*
Tax consequences for tax-deferred retirement accounts (such as IRAs) or non-taxable shareholders generally will be different.  You should consult your tax specialist for more information about your personal situation.

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QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements regarding the stock on which the dividends were paid.  Dividends received from other investment companies will only qualify for QDI treatment to the extent that the other investment company designates the qualifying portion to its shareholders.  A Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rate, a maximum federal rate of 15% for shareholders who satisfy those restrictions regarding their Fund shares.  These special rules generally apply to taxable years beginning before January 1, 2011.

If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable redemption transactions. Normally, distributions are taxable in the year you receive them.  However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the Internal Revenue Service (“IRS”) 28% of all dividends and (except in the case of the Money Market Fund) other distributions and redemption proceeds otherwise payable to you.  If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS 28% of all  dividends and (again, except in the case of the Money Market Fund) other distributions otherwise payable to you.  Any tax withheld may be applied against your tax liability when you file your tax return.

MASTER/FEEDER OPTION

A Fund may in the future operate under a master/feeder structure.  This means that a Fund would be a “feeder” fund that attempts to meet its objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective.  The “master” fund would purchase securities for investment.  It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds.  If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval.  However, the Trustees’ approval will be given only if the investment(s) in the master fund(s) is (are) in the best interests of the Funds and their shareholders.  In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies.  You also will receive a 30-day notice prior to the implementation of the master/feeder structure for your Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Funds below for the periods indicated.  The information set forth below was audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report, which is available upon request.  Certain information reflects financial results for a single Investor Class share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

														Ratios to Average Net Assets
Year/Period	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)4	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund	Net Asset Value, End of Year/ Period	Total Return		Net Assets, End of Year/ Period (,000)	Total Expenses3	Net Expenses3	Net Investment Income (Loss) After Expense Reimbursement/ Recoupment3	Portfolio Turnover Rate5
Direxion Monthly NASDAQ-100 Bull 2X Fund9
Year ended April 30, 2009	$112.07	$(0.15)	$(79.02)	$(79.17)	$ -	$(1.31)	$(0.02)	$(1.33)	$ -	$31.57	(70.49%)		$26,156	1.93%	1.81%	(0.38%)	83%
Year ended April 30, 2008	144.55	3.08	(15.54)	(12.46)	(7.07)	(12.95)	-	(20.02)	-	112.07	(11.69%)		21,530	2.35%	1.75%	2.22%	28%
May 1, 20061 to April 30, 2007	140.00	1.61	11.55	13.16	-	(8.61)	-	(8.61)	-	144.55	10.11%	2,6	7,071	3.42%	1.75%	1.23%	920%(2)

Direxion Monthly NASDAQ-100 Bear 2.5X Fund
Year ended April 30, 2009	13.19	(0.09)	(0.27)	(0.36)	(1.18)	-	-	(1.18)	-	11.65	(7.08%)		6,573	2.22%	1.81%	(0.52%)	0%
Year ended April 30, 2008	15.94	0.30	(3.05)	(2.75)	-	-	-	-	-	13.19	(17.25%)		9,086	2.38%	1.75%	2.03%	0%
May 1, 20061 to April 30, 2007	20.00	0.60	(4.66)	(4.06)	-	-	-	-	-	15.94	(20.30%)	2	8,159	3.23%	1.75%	3.03%	0%

Direxion Monthly S&P 500 Bull 2X Fund10
Year ended April 30, 2009	90.05	(0.21)	(70.46)	(70.67)	-	-	(0.01)	(0.01)	-	19.37	(78.48%)		42,611	1.81%	1.85%	(0.95%)	578%
Year ended April 30, 2008	119.40	2.50	(31.00)	(28.50)	-	-	(0.85)	(0.85)	-	90.05	(23.97%)	7	19,608	2.46%	1.75%	2.35%	190%
May 1, 20061 to April 30, 2007	100.00	3.50	22.95	26.45	(3.65)	(3.40)	-	(7.05)	-	119.40	26.95%	2	10,382	3.15%	1.75%	3.21%	0%

Direxion Monthly S&P Bear 2X Fund
Year ended April 30, 2009	16.05	(0.15)	4.53	4.38	(1.11)	-	-	(1.11)	-	19.32	25.39%		26,885	1.93%	1.80%	(0.66%)	195%
Year ended April 30, 2008	14.78	0.34	0.93	1.27	-	-	-	-	-	16.05	8.59%		8,996	2.44%	1.75%	2.10%	168%
May 1, 20061 to April 30, 2007	20.00	0.51	(5.25)	(4.74)	-	(0.48)	-	(0.48)	-	14.78	(23.87%)	2,6	4,391	7.03%	1.75%	3.02%	0%

Direxion Monthly Latin America Bull 2X Fund11
Year ended April 30, 2009	177.90	0.30	(151.98)	(151.68)	(0.32)	-	(2.45)	(2.77)	-	23.45	(85.09%)	12	44,601	1.82%	1.75%	0.41%	120%
Year ended April 30, 2008	120.80	0.90	86.60	87.50	(20.30)	(10.10)	-	(30.40)	-	177.90	79.77%		283,141	1.64%	1.67%	0.57%	521%
May 2, 20061 to April 30, 2007	100.00	2.10	27.45	29.55	(7.75)	(1.00)	-	(8.75)	-	120.80	30.83%	2	46,167	2.26%	1.75%	2.07%	861%(2)

Direxion Monthly Dollar Bear 2X Fund
Year ended April 30, 2009	27.35	(0.08)	(9.03)	(9.11)	-	-	-	-	-	18.24	(33.31%)		9,149	2.08%	1.80%	(0.31%)	0%
Year ended April 30, 2008	22.16	0.50	6.39	6.89	(0.26)	(1.44)	-	(1.70)	-	27.35	32.50%		22,979	1.95%	1.75%	1.99%	0%
June 12, 20061 to April 30, 2007	20.00	0.60	1.64	2.24	(0.05)	(0.03)	-	(0.08)	-	22.16	11.22%	2,8	2,795	6.54%	1.75%	3.24%	0%

Direxion Monthly Dollar Bull 2X Fund
June 2, 20081 to April 30, 2009	30.00	(0.11)	8.62	8.51	-	(1.76)	-	(1.76)	-	36.75	27.87%	2	3,208	2.49%	1.71%	(0.30%)	0%

1	Commencement of operations.
2	Not annualized.
3	Annualized.
4	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
5
Portfolio turnover is calculated without regard to short-term securities having a maturity of  less than one year.  Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

6	The Adviser made voluntary contributions to reduce the trading and tracking error. If the contributions had not been made, the total return would have been 0.10% lower.
7	The Adviser made voluntary contributions to reduce the tracking error. If the contributions had not been made, the total return would have been 0.04% lower.
8	The Adviser made voluntary contributions to reduce the tracking error. If the contributions had not been made, the total return would have been 0.25% lower.
9
On December 15, 2008, the NASDAQ-100 Bull 2.5X Fund had a 7:1 reverse stock split.  Per share data for all periods prior to December 15, 2008 has been adjusted to give effect to 7:1 reverse stock split.

10	On December 15, 2008, the S&P 500 Bull 2.5X Fund had a 5:1 reverse stock split. Per share data for all periods prior to December 15, 2008 has been adjusted to give effect to 5:1 reverse stock split.
11
On December 15, 2008, the Latin America Bull 2X Fund had a 5:1 reverse stock split.  Per share data for all periods prior to December 15, 2008 has been adjusted to give effect to 5:1 reverse stock split.

12	The Adviser made an involuntary contribution for fund overdraft. If the contributions had not been made, the total return would have been less than .005% lower.

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														Ratios to Average Net Assets
Year/Period	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)3		Net Realized and Unrealized Gain (Loss) on Investments4	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distri- bution	Total Distri- butions	Net Asset Value, End of Year/ Period	Total Return5		Net Assets, End of Year/ Period (,000)					Net Investment Income (Loss) After Expense Reim- bursement/ Recoupment1		Portfolio Turnover Rate6

														Including Short Interest		Excluding Short Interest
														Total	Net	Total	Net
														Expenses1	Expenses1	Expenses1	Expenses1
Direxion Monthly Small Cap Bull 2X Fund11
Year Ended August 31, 2009	$80.66	$(0.25)		$(55.87)	$(56.12)	$ -	$ -	$ -	$ -	$24.54	(69.58%)		$14,559	-	-	2.16%	1.89%	(1.31%)		0%
Year ended August 31, 2008	120.08	1.10		(31.22)	(30.12)	(9.30)	-	-	(9.30)	80.66	(26.31%)		5,653	-	-	2.50%	1.75%	1.24%		723%
Year ended August 31, 2007	106.88	3.60		9.60	13.20	-	-	-	-	120.08	12.33%		3,561	-	-	3.19%	1.75%	2.76%		535%
Year ended August 31, 2006	113.20	2.96		(9.28)	(6.32)	-	-	-	-	106.88	(5.60%)		4,418	-	-	2.07%	1.75%	2.50%		762%
Year ended August 31, 2005	90.90	0.46		21.84	22.30	-	-	-	-	113.20	24.53%		15,573	-	-	1.75%	1.75%	0.43%		407%

Direxion Monthly Small Cap Bear 2X Fund
Year Ended August 31, 2009	10.20	(0.08)		(0.25)	(0.33)	(0.82)	-	(6.10)	(6.92)	2.95	(48.97%)		5,055	-	-	2.20%	1.86%	(1.18%)		0%
Year ended August 31, 2008	11.61	0.17		(1.16)	(0.99)	(0.42)	-	-	(0.42)	10.20	(8.95%)		13,365	-	-	2.27%	1.75%	1.39%		0%
Year ended August 31, 2007	15.12	0.39		(3.90)	(3.51)	-	-	-	-	11.61	(23.21%)		29,669	-	-	2.15%	1.75%	3.25%		0%
Year ended August 31, 2006	19.88	0.41		(3.70)	(3.29)	(0.75)	-	(0.72)	(1.47)	15.12	(17.09%)		16,190	-	-	1.75%	1.88%	2.23%		0%
Year ended August 31, 2005	26.48	0.15		(6.75)	(6.60)	-	-	-	-	19.88	(24.92%)		47,713	-	-	2.16%	1.95%	0.68%		0%

Direxion Monthly 10 Year Note Bull 2X Fund
Year Ended August 31, 2009	24.14	0.23		2.99	3.22	-	-	-	-	27.36	13.34%		24,451	-	-	1.73%	1.77%	0.88%		2,327%
Year ended August 31, 2008	20.12	0.40		4.35	4.75	(0.11)	(0.62)	-	(0.73)	24.14	24.07%		28,555	-	-	1.77%	1.75%	1.70%		2,086%
Year ended August 31, 2007	18.73	0.62	7	0.77	1.39	-	-	-	-	20.12	7.42%		8,215	8.80%	7.48%	3.07%	1.75%	3.20%	8	1,083%
Year ended August 31, 2006	20.96	0.62	7	(2.39)	(1.77)	(0.33)	-	(0.13)	(0.46)	18.73	(8.52%)		14,776	8.84%	5.84%	4.75%	1.75%	3.53%	8	889%
March 31, 200512 to August 31, 2005	20.00	0.22		0.74	0.96	-	-	-	-	20.96	4.80%	2	1,212	-	-	8.81%	1.60%	2.80%		1,444%	2

Direxion Monthly 10 Year Note Bear 2X Fund
Year Ended August 31, 2009	13.82	(0.76)	9	(2.17)	(2.93)	-	-	-	-	10.89	(21.20%)		15,721	7.23%	7.18%	1.85%	1.80%	(6.78%)	10	0%
Year ended August 31, 2008	17.57	(0.31)	9	(3.26)	(3.57)	(0.04)	-	(0.14)	(0.18)	13.82	(20.46%)		37,471	8.02%	7.88%	1.89%	1.75%	(2.09%)	10	0%
Year ended August 31, 2007	18.87	0.44	9	(1.03)	(0.59)	(0.21)	(0.50)	-	(0.71)	17.57	(3.27%)		5,794	11.92%	11.40%	2.27%	1.75%	2.37%	10	0%
Year ended August 31, 2006	17.02	-	9	1.85	1.85	-	-	-	-	18.87	10.87%		8,201	10.45%	10.45%	1.75%	1.75%	0.02%	10	0%
Year ended August 31, 2005	17.96	(0.20)	9	(0.74)	(0.94)	-	-	-	-	17.02	(5.23%)		35,994	6.94%	7.06%	1.63%	1.75%	(1.13%)	10	0%

1	Annualized
2	Not annualized
3	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
4	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
5	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
6
Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

7	Net investment income (loss) before interest on short positions for the year ended August 31, 2007 and the year ended August 31, 2006 was $1.73 and $1.33, respectively.
8	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2007 and 2006 was 8.93% and 7.63%, respectively.
9
Net investment income (loss) before interest on short positions for the years ended August 31, 2009, August 31, 2008, 2007, 2006 and 2005 were $(0.16), $0.05, $0.59, $2.25, $1.64 and $0.74, respectively.

10
Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2009, August 31, 2008, 2007, 2006 and 2005 were (1.40)%, 4.04%, 12.02%, 8.73% and 4.31%, respectively.

11	On December 15, 2008, the Small Cap Bull 2.5X Fund had a 2:1 reverse stock split. Per share data for all periods prior to December 15, 2008 has been adjusted to give effect to 2:1 reverse stock split.
12	Commencement of operations.

Table of Contents - Monthly Prospectus
64

														Ratios to Average Net Assets
Year/ Period	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)3		Net Realized and Unrealized Gain (Loss) on Invest- ments4	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Return of Capital Distri-bution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return5		Net Assets, End of Year/ Period (,000)					Net Investment Income (Loss) After Expense Reim-bursement/ Recoupment1		Portfolio Turnover Rate6

														Including Short Interest		Excluding Short Interest
														Total	Net	Total	Net
														Expenses1	Expenses1	Expenses1	Expenses1

Dynamic HY Bond Fund
Year Ended August 31, 2009	$ 16.38	$ (0.17)	8	$ (1.57)	$ (1.74)	$ (1.11)	$ -	$ -	$ (1.11)	$ 13.53	(10.73%)		$ 29,206	1.75%	1.73%	1.75%	1.73%	(1.24%)	9	889%
Year ended August 31, 2008	18.67	0.32		(1.38)	(1.06)	(1.23)	-	-	(1.23)	16.38	(5.85%)	7	25,924	-	-	1.74%	1.74%	1.80%		241%
Year ended August 31, 2007	18.16	0.79		0.51	1.30	(0.79)	-	-	(0.79)	18.67	7.24%		76,536	-	-	1.52%	1.52%	4.16%		426%
Year ended August 31, 2006	19.00	0.77		0.23	1.00	(1.84)	-	-	(1.84)	18.16	5.58%		101,987	-	-	1.46%	1.46%	4.18%		805%
Year ended August 31, 2005	20.35	0.84		(1.37)	(0.53)	(0.82)	-	-	(0.82)	19.00	(2.66%)		206,548	-	-	1.39%	1.39%	4.14%		622%

HY Bear Fund
Year Ended August 31, 2009	18.74	(0.22)		(0.41)	(0.63)	(0.16)	(0.07)	-	(0.23)	17.88	(3.48%)		27,431	-	-	2.04%	1.88%	(1.15%)		0%
Year ended August 31, 2008	19.23	0.25	10	0.06	0.31	(0.16)	(0.64)	-	(0.80)	18.74	1.63%		28,754	2.37%	2.26%	1.86%	1.75%	1.31%	11	0%
Year ended August 31, 2007	19.48	0.66	10	(0.79)	(0.13)	(0.12)	-	-	(0.12)	19.23	(0.66%)		26,579	3.18%	3.22%	1.68%	1.72%	3.41%	11	0%
September 30, 200515 to August 31, 2006	20.00	0.45	10	(0.97)	(0.52)	-	-	-	-	19.48	(2.60%)	2	9,021	3.72%	2.02%	3.45%	1.75%	2.51%	11	1,150%	2

Direxion Monthly Commodity Bull 2X Fund12
Year Ended August 31, 2009	90.21	(0.32)		(53.04)	(53.36)	-	-	-	-	36.85	(59.15%)		20,152	-	-	1.96%	1.88%	(1.07%)		30%
Year ended August 31, 2008	96.06	0.39		10.68	11.07	(16.44)	(0.48)	-	(16.92)	90.21	10.93%		43,081	-	-	1.78%	1.75%	0.35%		168%
Year ended August 31, 2007	61.44	1.38		33.24	34.62	-	-	-	-	96.06	56.35%		40,736	-	-	2.06%	1.75%	1.56%		612%
Year ended August 31, 2006	75.09	1.29		(8.28)	(6.99)	-	(6.66)	-	(6.66)	61.44	(9.35%)		1,563	-	-	2.59%	1.75%	1.80%		8,528%
February 17, 200515 to August 31, 2005	60.00	0.48		14.61	15.09	-	-	-	-	75.09	25.15%	2	35,090	-	-	2.00%	1.75%	1.37%		0%	2

Direxion Monthly Emerging Markets Bull 2X Fund13
Year Ended August 31, 2009	106.45	(0.44)		(60.42)	(60.86)	-	-	(0.14)	(0.14)	45.45	(57.08%)	14	24,028	-	-	1.89%	1.89%	(1.34%)		1,643%
Year ended August 31, 2008	194.45	1.45		(38.75)	(37.30)	(1.80)	(22.15)	(26.75)	(50.70)	106.45	(27.82%)		22,290	-	-	1.75%	1.75%	0.85%		2,796%
Year ended August 31, 2007	125.10	1.55		82.05	83.60	(2.40)	(11.85)	-	(14.25)	194.45	69.47%		44,241	-	-	2.02%	1.75%	0.93%		2,617%
November 1, 200515 to August 31, 2006	100.00	1.00		25.95	26.95	(1.85)	-	-	(1.85)	125.10	27.06%	2	19,889	-	-	1.55%	1.55%	0.92%		954%	2

1	Annualized
2	Not annualized
3	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
4	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
5	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
6
Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

7	The Adviser made a contribution due to trading error. If the contribution had not been made, the total return would have been lower by 0.41%.
8	Net investment income (loss) before interest on short positions for the year ended August 31, 2009 was $(0.17).
9	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2009 was (1.24)%.
10	Net investment income (loss) before interest on short positions for the years ended August 31, 2008, 2007 and 2006 were $0.35, $0.94 and $0.41, respectively.
11
Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2008, 2007 and 2006 were 1.83%, 4.96% and 2.25%, respectively.

12	On December 15, 2008, the Commodity Bull 2X Fund had a 3:1 reverse stock split. Per share data for all periods prior to December 15, 2008 has been adjusted to give effect to 3:1 reverse stock split.
13
On December 15, 2008, the Emerging Markets Bull 2X Fund had a 5:1 reverse stock split. Per share data for all periods prior to December 15, 2008 has been adjusted to give effect to 5:1 reverse stock split.

14	The Administrator made a contribution due to a trading error. If the contribution had not been made, the total return would have been lower by 0.33%.
15	Commencement of operations.

Table of Contents - Monthly Prospectus
65

																	Ratios to Average Net Assets
Year/ Period	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)3		Net Realized and Unrealized Gain (Loss) on Inves- tments4	Net Increase (Decrease) in Net Asset Value Resulting from Operations		Dividends from Net Investment Income		Distri-butions from Realized Capital Gains	Return of Capital Distri-bution	Total Distributions		Net Asset Value, End of Year/ Period	Total Return5		Net Assets, End of Year/ Period (,000)						Net Investment Income (Loss) After Expense Reim- bursement/ Recoupment1	Portfolio Turnover Rate6

																	Including Short Interest		Excluding Short Interest
																	Total	Net	Total		Net
																	Expenses1	Expenses1	Expenses1		Expenses1

Direxion Monthly Emerging Markets Bear 2X Fund7
Year Ended August 31, 2009	$ 26.43	$ (0.08)		$ (15.75)	$ (15.83)		$ -		$ -	$ (8.17)	$ (8.17)		$ 2.43	(83.00%)		$ 1,586	-	-	3.43%		1.84%	(1.32%)	5,062%
Year ended August 31, 2008	28.60	0.09		(2.26)	(2.17)		-		-	-	-		26.43	(7.59%)		9,170	-	-	2.04%		1.75%	1.66%	0%
Year ended August 31, 2007	60.50	1.35		(32.00)	(30.65)		(1.25)		-	-	(1.25)		28.60	(51.25%)		22,589	-	-	2.59%		1.75%	3.49%	0%
November 4, 200514 to August 31, 2006	100.00	1.70		(41.20)	(39.50)		-		-	-	-		60.50	(39.50%)	2	2,726	-	-	2.72%		1.71%	2.87%	0%	2

Direxion Monthly Developed Markets Bull 2X Fund8
Year Ended August 31, 2009	73.85	(0.36)		(35.52)	(35.88)		-		-	(2.39)	(2.39)		35.58	(47.42%)		3,164	-	-	2.60%		1.87%	(1.38%)	1,300%
Year ended August 31, 2008	131.55	0.55		(39.50)	(38.95)		(11.80)		(1.50)	(5.45)	(18.75)		73.85	(34.75%)		2,704	-	-	2.32%		1.75%	0.51%	1,078%
Year ended August 31, 2007	111.65	3.05		26.15	29.20		(7.70)		(1.60)	-	(9.30)		131.55	26.61%		10,486	-	-	2.03%		1.75%	2.35%	496%
January 25, 200614 to August 31, 2006	100.00	(0.35)		12.00	11.65		-		-	-	-		111.65	11.65%	2	18,695	-	-	3.87%		1.70%	(0.51%)	251%	2

Direxion Monthly Developed Markets Bear 2X Fund
Year Ended August 31, 2009	15.56	(0.16)		(5.34)	(5.50)		(2.83)		-	-	(2.83)		7.23	(45.82%)	13	728	-	-	2.77%		1.84%	(1.03%)	0%
Year ended August 31, 2008	11.99	0.20		3.37	3.57		-		-	-	-		15.56	29.77%		11,133	-	-	1.88%		1.75%	1.60%	0%
Year ended August 31, 2007	15.90	0.43		(4.34)	(3.91)		-		-	-	-		11.99	(24.53%)		6,682	-	-	6.12%		1.75%	3.20%	0%
February 6, 200614 to August 31, 2006	20.00	0.31		(4.41)	(4.10)		-		-	-	-		15.90	(20.50%)	2	2,787	-	-	2.83%		1.74%	3.10%	0%	2

Direxion Monthly China Bull 2X Fund10
Year Ended August 31, 2009	100.92	(0.53)		(56.60)	(57.13)		(0.09)		-	(0.01)	(0.10)		43.69	(56.58%)		14,453	-	-	2.14%		1.90%	(1.54%)	3,606%
December 3, 200714 to August 31, 2008	240.00	0.48		(139.56)	(139.08)		-		-	-	-		100.92	(57.95%)	2	6,295	-	-	2.81%		1.75%	0.46%	2,204%	2

U.S. Government Money Market Fund
Year Ended August 31, 2009	1.00	-	12	-	-	12	-	12	-	-	-	12	1.00	0.23%		49,355	-	-	1.29%		0.64%	0.24%	0%
Year ended August 31, 2008	1.00	0.02		-	0.02		(0.02)		-	-	(0.02)		1.00	2.23%		91,270	-	-	1.10%		0.99%	1.91%	0%
Year ended August 31, 2007	1.00	0.04		-	0.04		(0.04)		-	-	(0.04)		1.00	4.14%		48,488	-	-	1.21%	11	1.18%	4.06%	0%
Year ended August 31, 2006	1.00	0.03		-	0.03		(0.03)		-	-	(0.03)		1.00	3.49%		27,309	-	-	1.00%		1.09%	3.37%	0%
Year ended August 31, 2005	1.00	0.02		-	0.02		(0.02)		-	-	(0.02)		1.00	1.54%		18,718	-	-	1.07%		1.00%	1.61%	0%

1	Annualized
2	Not annualized
3	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
4	The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to timing of subscriptions and redemptions of Fund shares.
5	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
6
Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

7	On May 19, 2008, the Emerging Markets Bear 2X Fund had a 5:1 reverse stock split. Per share data for all periods prior to May 19, 2008 has been adjusted to give effect to 5:1 reverse stock split.
8
On December 15, 2008, the Developed Markets Bull 2X Fund had a 5:1 reverse stock split. Per share data for all periods prior to December 15, 2008 has been adjusted to give effect to 5:1 reverse stock split.

9	The Adviser made a contribution due to a compliance violation. If the contribution had not been made, the total return would have been lower by 0.07%.
10	On December 15, 2008, the China Bull 2X Fund had a 12:1 reverse stock split. Per share data for all periods prior to December 15, 2008 has been adjusted to give effect to 12:1 reverse stock split.
11	The gross expense ratio reported includes additional expenses that were incurred by the Fund and waived under the terms of the Operating Expense Limitation Agreement.
12	Amount is less than $0.01 per share.
13	The Adviser made a contribution due to a trading error. If the contribution had not been made, the total return would have been lower by 0.07%.
14	Commencement of operations.

Table of Contents - Monthly Prospectus
66

APPENDIX A
The following tables provide various data for each of the Funds.  The first table for each Fund sets forth for the last ten years the annual return of the Fund’s benchmark index and that return multiple by two.  The second table for each Fund sets forth for the last ten years the hypothetical return of each Fund and its index, taking into account the effect of compounding.

Monthly S&P 500 Bull 2x Fund	Monthly S&P 500 Bear 2x Fund

	Index Annual Return	200% of Index Annual Return	Annual Return of 2x Monthly Fund	Fund Return / Index Return	Effect of Compounding		Index Annual Return	-200% of Index Annual Return	Annual Return of -2x Monthly Fund	Fund Return / Index Return	Effect of Compounding
1999	21.04%	42.08%	43.93%	2.09	1.85%	1999	21.04%	-42.08%	-35.65%	(1.69)	6.43%
2000	-9.10%	-18.21%	-19.61%	2.15	-1.40%	2000	-9.10%	18.21%	11.27%	(1.24)	-6.94%
2001	-11.89%	-23.77%	-25.37%	2.13	-1.60%	2001	-11.89%	23.77%	15.30%	(1.29)	-8.47%
2002	-22.10%	-44.20%	-42.15%	1.91	2.05%	2002	-22.10%	44.20%	44.95%	(2.03)	0.75%
2003	28.68%	57.37%	63.01%	2.20	5.64%	2003	28.68%	-57.37%	-42.85%	(1.49)	14.52%
2004	10.88%	21.76%	22.25%	2.04	0.49%	2004	10.88%	-21.76%	-20.09%	(1.85)	1.67%
2005	4.91%	9.82%	9.43%	1.92	-0.39%	2005	4.91%	-9.82%	-10.78%	(2.19)	-0.96%
2006	15.79%	31.59%	33.46%	2.12	1.87%	2006	15.79%	-31.59%	-26.49%	(1.68)	5.10%
2007	5.49%	10.99%	10.32%	1.88	-0.67%	2007	5.49%	-10.99%	-12.51%	(2.28)	-1.52%
2008	-37.00%	-74.00%	-63.13%	1.71	10.87%	2008	-37.00%	74.00%	114.99%	(3.11)	41.00%
Over the last 10 years the average intra-month beta for the S&P 500 Bull 2X Fund was 2.008.  The lowest beta was 1.808 and the highest beta was 3.184.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of 3.184, rather than the Fund’s standard beta of 2.0.  The standard deviation over the 10 year period was 0.096.  Of the 2519 sample days over the last 10 years, 2485 or 98.6% fell between 1.8 and 2.2.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -54.22%.

Over the last 10 years the average intra-month beta for the S&P 500 Bear 2X Fund was -2.012.  The lowest beta was -2.935 and the highest beta was -0.945.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of -2.935, rather than the Fund’s standard beta of -2.0.  The standard deviation over the 10 year period was 0.215.  Of the 2519 sample days over the last 10 years, 2430 or 96.4% fell between -2.5 and -1.5.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -23.76%.

Note that the information above is historical and will not reflect the future performance of a Fund or its benchmark index.

Table of Contents - Monthly Prospectus

APPENDIX A

Monthly NASDAQ Bull 2x Fund	Monthly NASDAQ Bear 2x Fund

	Index Annual Return	200% of Index Annual Return	Annual Return of 2x Monthly Fund	Fund Return / Index Return	Effect of Compounding		Index Annual Return	-200% of Index Annual Return	Annual Return of -2x Monthly Fund	Fund Return / Index Return	Effect of Compounding
1999	101.95%	203.90%	265.38%	2.60	61.48%	1999	101.95%	-203.90%	-85.32%	(0.84)	118.58%
2000	-36.84%	-73.69%	-68.57%	1.86	5.12%	2000	-36.84%	73.69%	39.18%	(1.06)	-34.50%
2001	-32.65%	-65.31%	-68.31%	2.09	-3.00%	2001	-32.65%	65.31%	-1.81%	0.06	-67.11%
2002	-37.58%	-75.16%	-66.55%	1.77	8.62%	2002	-37.58%	75.16%	65.70%	(1.75)	-9.47%
2003	49.12%	98.25%	116.50%	2.37	18.25%	2003	49.12%	-98.25%	-59.22%	(1.21)	39.03%
2004	10.44%	20.87%	19.60%	1.88	-1.27%	2004	10.44%	-20.87%	-22.67%	(2.17)	-1.80%
2005	1.49%	2.97%	0.66%	0.44	-2.31%	2005	1.49%	-2.97%	-9.95%	(6.70)	-6.98%
2006	6.79%	13.58%	12.03%	1.77	-1.55%	2006	6.79%	-13.58%	-16.81%	(2.48)	-3.23%
2007	18.67%	37.34%	38.44%	2.06	1.10%	2007	18.67%	-37.34%	-32.74%	(1.75)	4.61%
2008	-41.89%	-83.77%	-70.25%	1.68	13.52%	2008	-41.89%	83.77%	124.65%	(2.98)	40.88%
Over the last 10 years the average intra-month beta for the NASDAQ Bull 2X Fund was 2.014. The lowest beta was 1.652 and the highest beta was 3.184.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of 3.184, rather than the Fund’s standard beta of 2.0.  The standard deviation over the 10 year period was 0.154.  Of the 2519 sample days over the last 10 years, 2190 or 86.9% fell between 1.8 and 2.2.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -54.22%.

Over the last 10 years the average intra-month beta for the NASDAQ Bear 2X Fund was -2.069.  The lowest beta was -5.407 and the highest beta was -0.945.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of –5.407, rather than the Fund’s standard beta of -2.0.  The standard deviation over the 10 year period was 0.441.  Of the 2519 sample days over the last 10 years, 2100 or 83.3% fell between -2.5 and -1.5.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -53.18%.

Note that the information above is historical and will not reflect the future performance of a Fund or its benchmark index.

Table of Contents - Monthly Prospectus

APPENDIX A

Monthly Small Cap Bull 2x Fund	Monthly Small Cap Bear 2x Fund

	Index Annual Return	200% of Index Annual Return	Annual Return of 2x Monthly Fund	Fund Return / Index Return	Effect of Compounding		Index Annual Return	-200% of Index Annual Return	Annual Return of -2x Monthly Fund	Fund Return / Index Return	Effect of Compounding
1999	21.26%	42.51%	42.27%	1.99	-0.25%	1999	21.26%	-42.51%	-39.23%	(1.85)	3.28%
2000	-3.02%	-6.04%	-12.19%	4.04	-6.15%	2000	-3.02%	6.04%	-16.09%	5.33	-22.13%
2001	2.49%	4.97%	-0.84%	(0.34)	-5.81%	2001	2.49%	-4.97%	-18.62%	(7.49)	-13.65%
2002	-20.48%	-40.97%	-40.50%	1.98	0.47%	2002	-20.48%	40.97%	35.79%	(1.75)	-5.18%
2003	47.25%	94.51%	109.89%	2.33	15.38%	2003	47.25%	-94.51%	-59.13%	(1.25)	35.38%
2004	18.33%	36.66%	37.04%	2.02	0.38%	2004	18.33%	-36.66%	-33.29%	(1.82)	3.37%
2005	4.55%	9.11%	7.26%	1.59	-1.85%	2005	4.55%	-9.11%	-13.84%	(3.04)	-4.73%
2006	18.37%	36.73%	37.58%	2.05	0.85%	2006	18.37%	-36.73%	-32.85%	(1.79)	3.88%
2007	-1.57%	-3.13%	-4.60%	2.94	-1.46%	2007	-1.57%	3.13%	-0.99%	0.63	-4.12%
2008	-33.79%	-67.57%	-61.12%	1.81	6.45%	2008	-33.79%	67.57%	79.16%	(2.34)	11.59%
Over the last 10 years the average intra-month beta for the Small Cap Bull 2X Fund was 2.015.  The lowest beta was 1.798 and the highest beta was 4.118.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of 4.118, rather than the Fund’s standard beta of 2.0.  The standard deviation over the 10 year period was 0.134.  Of the 2522 sample days over the last 10 years, 2419 or 95.9% fell between 1.8 and 2.2.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -67.93%.

Over the last 10 years the average intra-month beta for the Small Cap Bear 2X Fund was -2.013.  The lowest beta was -3.009 and the highest beta was -0.786.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of -03.009, rather than the Fund’s standard beta of -2.0.  The standard deviation over the 10 year period was 0.261.  Of the 2522 sample days over the last 10 years, 2362 or 93.6% fell between -2.5 and -1.5.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -33.03%.

Note that the information above is historical and will not reflect the future performance of a Fund or its benchmark index.

Table of Contents - Monthly Prospectus

APPENDIX A

Monthly Dollar Bull 2x Fund	Monthly Dollar Bear 2x Fund

	Index Annual Return	200% of Index Annual Return	Annual Return of 2x Monthly Fund	Fund Return / Index Return	Effect of Compounding		Index Annual Return	-200% of Index Annual Return	Annual Return of -2x Monthly Fund	Fund Return / Index Return	Effect of Compounding
1999	8.18%	16.35%	16.60%	2.03	0.25%	1999	8.18%	-16.35%	-15.48%	(1.89)	0.87%
2000	7.55%	15.10%	14.70%	1.95	-0.40%	2000	7.55%	-15.10%	-15.73%	(2.08)	-0.63%
2001	6.56%	13.13%	12.98%	1.98	-0.15%	2001	6.56%	-13.13%	-13.34%	(2.03)	-0.22%
2002	-12.76%	-25.52%	-24.49%	1.92	1.04%	2002	-12.76%	25.52%	28.62%	(2.24)	3.10%
2003	-14.66%	-29.32%	-27.81%	1.90	1.51%	2003	-14.66%	29.32%	34.04%	(2.32)	4.72%
2004	-6.98%	-13.97%	-13.86%	1.98	0.11%	2004	-6.98%	13.97%	14.12%	(2.02)	0.15%
2005	12.76%	25.53%	26.59%	2.08	1.06%	2005	12.76%	-25.53%	-22.47%	(1.76)	3.06%
2006	-8.25%	-16.50%	-16.15%	1.96	0.35%	2006	-8.25%	16.50%	17.48%	(2.12)	0.99%
2007	-8.31%	-16.63%	-16.18%	1.95	0.45%	2007	-8.31%	16.63%	17.99%	(2.16)	1.37%
2008	6.01%	12.03%	10.74%	1.79	-1.29%	2008	6.01%	-12.03%	-15.15%	(2.52)	-3.12%
Over the last 10 years the average intra-month beta for the Dollar Bull 2X Fund was 2.0007.  The lowest beta was 1.839 and the highest beta was 2.213.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of 2.213, rather than the Fund’s standard beta of 2.0.  The standard deviation over the 10 year period was 0.03.  Of the 2593 sample days over the last 10 years, 2592 or 99.96% fell between 1.8 and 2.2.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -17.59%.

Over the last 10 years the average intra-month beta for the Dollar Bear 2X Fund was -2.003.  The lowest beta was -2.707 and the highest beta was -1.551.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of -2.707, rather than the Fund’s standard beta of -2.0.  The standard deviation over the 10 year period was 0.093.  Of the 2593 sample days over the last 10 years, 2588 or 99.8% fell between -2.5 and -1.5.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -10.99%.

Note that the information above is historical and will not reflect the future performance of a Fund or its benchmark index.

Table of Contents - Monthly Prospectus

APPENDIX A

Monthly Emerging Markets Bull 2x Fund	Monthly Emerging Markets Bear 2x Fund

	Index Annual Return	200% of Index Annual Return	Annual Return of 2x Monthly Fund	Fund Return / Index Return	Effect of Compounding		Index Annual Return	-200% of Index Annual Return	Annual Return of -2x Monthly Fund	Fund Return / Index Return	Effect of Compounding
2003	56.26%	112.51%	136.64%	2.43	24.12%	2003	56.26%	-112.51%	-63.57%	(1.13)	48.94%
2004	24.63%	49.25%	50.43%	2.05	1.17%	2004	24.63%	-49.25%	-41.71%	(1.69)	7.54%
2005	32.62%	65.23%	68.92%	2.11	3.68%	2005	32.62%	-65.23%	-50.27%	(1.54)	14.96%
2006	31.19%	62.38%	64.00%	2.05	1.61%	2006	31.19%	-62.38%	-50.57%	(1.62)	11.81%
2007	33.31%	66.61%	70.85%	2.13	4.24%	2007	33.31%	-66.61%	-51.16%	(1.54)	15.45%
2008	-48.88%	-97.77%	-78.91%	1.61	18.85%	2008	-48.88%	97.77%	155.84%	(3.19)	58.07%
Over the relevant period the average intra-month beta for the Emerging Markets Bull 2X Fund was 2.021.  The lowest beta was 1.769 and the highest beta was 8.713.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of 8.713, rather than the Fund’s standard beta of 2.0.  The standard deviation over the 6 year period was 0.296.  Of the 1429 sample days, 1329 or 93.0% fell between 1.8 and 2.2.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -87.04%.

Over the relevant period the average intra-month beta for the Emerging Markets Bear 2X Fund was -2.052.  The lowest beta was -3.279 and the highest beta was -0.603.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of -0.-3.279, rather than the Fund’s standard beta of -2.0.  The standard deviation over the 6 year period was 0.321.  Of the 1429 sample days, 1284 or 89.8% fell between -2.5 and -1.5.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -29.89%.

Note that the information above is historical and will not reflect the future performance of a Fund or its benchmark index.

Table of Contents - Monthly Prospectus

APPENDIX A

Monthly Developed Markets Bull 2x Fund	Monthly Developed Markets Bear 2x Fund

	Index Annual Return	200% of Index Annual Return	Annual Return of 2x Monthly Fund	Fund Return / Index Return	Effect of Compounding		Index Annual Return	-200% of Index Annual Return	Annual Return of -2x Monthly Fund	Fund Return / Index Return	Effect of Compounding
2001	3.98%	7.95%	7.99%	2.01	0.04%	2001	3.98%	-7.95%	-7.83%	(1.97)	0.12%
2002	-15.42%	-30.84%	-31.15%	2.02	-0.30%	2002	-15.42%	30.84%	26.73%	(1.73)	-4.11%
2003	39.79%	79.57%	90.00%	2.26	10.43%	2003	39.79%	-79.57%	-53.72%	(1.35)	25.85%
2004	18.95%	37.90%	39.78%	2.10	1.89%	2004	18.95%	-37.90%	-32.01%	(1.69)	5.88%
2005	13.32%	26.64%	27.08%	2.03	0.44%	2005	13.32%	-26.64%	-24.70%	(1.85)	1.94%
2006	25.81%	51.62%	56.38%	2.18	4.77%	2006	25.81%	-51.62%	-39.27%	(1.52)	12.35%
2007	9.94%	19.88%	19.67%	1.98	-0.21%	2007	9.94%	-19.88%	-19.85%	(2.00)	0.03%
2008	-41.04%	-82.07%	-69.25%	1.69	12.83%	2008	-41.04%	82.07%	123.72%	(3.01)	41.64%
Over the relevant period the average intra-month beta for the Developed Markets Bull 2X Fund was 2.009.  The lowest beta was 1.835 and the highest beta was 4.007.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of 4.007, rather than the Fund’s standard beta of 2.0.  The standard deviation over 8 year period was 0.118.  Of the 1804 sample days, 1745 or 96.7% fell between 1.8 and 2.2.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -66.75%.

Over the relevant period the average intra-month beta for the Developed Markets Bear 2X Fund was -2.015.  The lowest beta was -2.737 and the highest beta was -0.799.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of –2.737, rather than the Fund’s standard beta of -2.0.  The standard deviation over the 8 year period was 0.222.  Of the 1804 sample days, 1750 or 97.0% fell between -2.5 and -1.5.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -20.33%.

Note that the information above is historical and will not reflect the future performance of a Fund or its benchmark index.

Table of Contents - Monthly Prospectus

APPENDIX A

Monthly Latin America Bull 2x Fund

	Index Annual Return	200% of Index Annual Return	Annual Return of 2x Monthly Fund	Fund Return / Index Return	Effect of Compounding
2005	54.60%	109.20%	124.61%	2.28	15.41%
2006	41.06%	82.11%	85.93%	2.09	3.81%
2007	48.47%	96.93%	109.96%	2.27	13.03%
2008	-47.18%	-94.37%	-79.97%	1.69	14.40%
Over the last 4 years, the average intra-month beta for the Latin America Bull 2X Fund was 2.072.  The lowest beta was 1.753 and the highest beta was 18.376.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of 2.072, rather than the Fund’s standard beta of 2.0.  The standard deviation over the 4 year period was 0.706.  Of the 1008 sample days over the relevant period, 888 or 88.0% fell between 1.8 and 2.2.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -94.25%.

Monthly China Bull 2x Fund

	Index Annual Return	200% of Index Annual Return	Annual Return of 2x Monthly Fund	Fund Return / Index Return	Effect of Compounding
2005	13.31%	26.63%	24.04%	1.81	-2.59%
2006	83.17%	166.34%	212.83%	2.56	46.49%
2007	54.72%	109.44%	109.02%	1.99	-0.42%
2008	-47.78%	-95.57%	-79.80%	1.67	15.77%
Over the relevant period the average intra-month beta for the China Bull 2X Fund was 2.032. The lowest beta was 1.7 and the highest beta was 8.887.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of 8.887, rather than the Fund’s standard beta of 2.0.  The standard deviation over the 4 year period was 0.311.  Of the 1008 sample days, 865 or 85.8% fell between 1.8 and 2.2.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -87.32%.

Note that the information above is historical and will not reflect the future performance of a Fund or its benchmark index.

Table of Contents - Monthly Prospectus

APPENDIX A

Monthly Commodity Bull 2x Fund

	Index Annual Return	200% of Index Annual Return	Annual Return of 2x Monthly Fund	Fund Return / Index Return	Effect of Compounding
1999	21.45%	42.90%	40.44%	1.89	-2.46%
2000	15.54%	31.07%	24.99%	1.61	-6.09%
2001	-1.50%	-2.99%	-6.30%	4.21	-3.31%
2002	-5.26%	-10.53%	-14.04%	2.67	-3.51%
2003	44.14%	88.27%	101.02%	2.29	12.75%
2004	24.23%	48.46%	50.54%	2.09	2.08%
2005	19.90%	39.80%	39.37%	1.98	-0.43%
2006	21.48%	42.97%	41.95%	1.95	-1.01%
2007	43.48%	86.97%	100.01%	2.30	13.04%
2008	-42.20%	-84.40%	-75.11%	1.78	9.29%
Over the last 10 years the average intra-month beta for the Commodity Bull 2X Fund was 2.013. The lowest beta was 1.704 and the highest beta was 8.527.  In other words, an investor purchasing shares in the Fund intra-month and on the day when the most extreme beta was reached would have been exposed to a beta of 8.527, rather than the Fund’s standard beta of 2.0.  The standard deviation over the 10 year period was 0.226.  Of the 2516 relevant sample days, 2413 or 95.9% fell between 1.8 and 2.2.  The greatest intra-month loss an investor could have incurred in this fund during the relevant time period was -86.72%.

Note that the information above is historical and will not reflect the future performance of a Fund or its benchmark index.

Table of Contents - Monthly Prospectus

[DIREXION LOGO]

Investor Class
PROSPECTUS

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

MORE INFORMATION ON THE DIREXION FUNDS

Statement of Additional Information (“SAI”):
The Funds’ SAI contains more information on the Funds and their investment policies.  The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus).  A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Call:	(800) 851-0511

By Internet:	www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov.  Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-8243

Table of Contents - Monthly Prospectus

DIREXION FUNDS

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004
(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund that offers shares of a variety of investment portfolios to the public.  This Statement of Additional Information (“SAI”) relates to the Investor Class Shares of the investment portfolios of the Trust listed below and the Investor (each a “Fund,” together, the “Funds”).

The Funds are very different from most mutual funds.  Other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek   calendar month leveraged   investment results. The pursuit of such goals has the following implications:

The Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the benchmark of an investment.
An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% (or -200%) exposure to the target index from that point until the end of the month.  The actual exposure (“beta”) is a function of the performance of the benchmark from the end of the prior calendar month and such investor should consult the Fund’s website to determine the then projected beta before investing in the Fund.  If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period.  This deviation will increase with higher index volatility and longer holding periods.
The return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the index for such shorter period and the magnification point for the Fund.

The Funds are not suitable for all investors and are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments.
Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.

Each Bear Fund pursues investment goals which are inverse to the performance of its benchmark, a result opposite of most other mutual funds.

There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.

If a Fund’s underlying benchmark moves 50% or more in a given calendar month in a direction adverse to the Fund, the Funds’ investors would lose all of their money.

BULL FUNDS	BEAR FUNDS
Direxion Monthly S&P 500® Bull 2X Fund (formerly S&P 500® Bull 2.5X Fund)	Direxion Monthly S&P 500® Bear 2X Fund (formerly S&P 500® Bear 2.5X Fund)
Direxion Monthly NASDAQ-100® Bull 2X Fund (formerly NASDAQ-100® Bull 2.5X Fund)	Direxion Monthly NASDAQ-100® Bear 2X Fund (formerly NASDAQ-100® Bear 2.5X Fund)
Direxion Monthly Small Cap Bull 2X Fund (formerly Small Cap Bull 2.5X Fund)	Direxion Monthly Small Cap Bear 2X Fund (formerly Small Cap Bear 2X Fund)
Direxion Monthly Dollar Bull 2X Fund (formerly Dollar Bull 2.5X Fund)	Direxion Monthly Dollar Bear 2X Fund (formerly Dollar Bear 2.5X Fund)
Direxion Monthly Emerging Markets Bull 2X Fund (formerly Emerging Markets Bull 2X Fund)	Direxion Monthly Emerging Markets Bear 2X Fund (formerly Emerging Market Bear 2X Fund)
Direxion Monthly Developed Markets Bull 2X Fund (formerly Developed Markets Bull 2X Fund)	Direxion Monthly Developed Markets Bear 2X Fund (formerly Developed Markets Bear Fund)
Direxion Monthly Latin America Bull 2X Fund (formerly Latin America Bull 2X Fund)
Direxion Monthly China Bull 2X Fund (formerly China Bull 2X Fund)
Direxion Monthly Commodity Bull 2X Fund (formerly Commodity Bull 2X Fund)
Direxion Monthly 10 Year Note Bull 2X Fund (formerly 10 Year Note Bull 2.5X Fund)	Direxion Monthly 10 Year Note Bear 2X Fund (formerly 10 Year Note Bear 2.5X Fund)
Dynamic HY Bond Fund	HY Bear Fund
U.S. Government Money Market Fund

The Trust also offers the U.S. Government Money Market Fund (the “Money Market Fund”), which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. government, its agencies or instrumentalities.  The Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.  Shares of the Money Market Fund are not deposits or obligations, or guaranteed or endorsed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.  An investment in the Money Market Fund is neither insured nor guaranteed by the United States government.

This SAI, dated December 29, 2009, is not a prospectus.  It should be read in conjunction with the Funds’ Prospectus dated December 29, 2009.  This SAI is incorporated herein by reference into the Funds’ Prospectus.  In other words, it is legally part of the Funds’ Prospectus.  To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: December 29, 2009

i

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust currently consists of numerous separate series.  On April 28, 2006, the Trust changed its name to the Direxion Funds.  Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates to the Investor Class Shares of all Funds.

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

Except for the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds described in this SAI seek to provide calendar month leveraged investment results, before fees and expenses, which correspond to the performance of a particular index or benchmark.  The Bull Funds attempt to provide investment results that correlate positively to the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark.  Except for the HY Bear Fund, the Bear Funds attempt to provide investment results that correlate negatively to the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

The correlations sought by the Bull Funds and the Bear Funds are generally a multiple of the returns of the target index or benchmark.  For instance, the benchmark for the Direxion Monthly S&P 500® Bull 2X Fund is 200% of the calendar month price performance of the S&P 500® Index, while the benchmark for the Direxion Monthly S&P 500® Bear 2X Fund is 200% of the inverse, or opposite, of the calendar month price performance of the S&P 500® Index.  If, over a given calendar month, the S&P 500® Index gains 1%, the Direxion Monthly S&P 500® Bull 2X Fund is designed to gain approximately 2% (which is equal to 200% of 1%), while the Direxion Monthly S&P 500® Bear 2X Fund is designed to lose approximately 2%.  Conversely, if the S&P 500® Index loses 1% over a given calendar month, the Direxion Monthly S&P 500® Bull 2X Fund is designed to lose approximately 2%, while the Direxion Monthly S&P 500® Bear 2X Fund is designed to gain approximately 2%.

The Dynamic HY Bond Fund and the HY Bear Fund (the “HY Funds”) are actively managed Funds which do not seek to provide returns which are a multiple of the returns of the target index or benchmark.  The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.  The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments.  The term “bear” is used in the financial markets to describe a market which is declining in value.  Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.

Other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, the Funds seek calendar month leveraged investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.  These Funds are very different from most mutual funds.  First, other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, each Fund pursues monthly leveraged investment goals, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the benchmark of an investment.  Second, each Bear Fund pursues investment goals which are inverse to the performance of its benchmark; a result opposite of most other mutual funds.  Third, the Funds seek calendar month leveraged investment results.  An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index from that point until the end of the month.  The actual exposure is a function of the performance of the benchmark from the end of the prior calendar month and such investor should consult the Fund’s website to determine the then projected exposure before investing in the Fund.  If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period.  This deviation will increase with higher index volatility and longer holding periods.  As a consequence, investors should not plan to hold the funds unmonitored through the end of a month or for longer periods of time.  Further, the return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the index for such shorter period and the magnification point for the Fund.  The Funds are not suitable for all investors.

The Funds are designed to be used by traders and active investors employing dynamic strategies.  Such investors are expected to monitor and manage their portfolios frequently, and certainly at least monthly.  The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments.  Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.  There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.

The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy and are suitable for purchase by active investors as well as investors who engage in market timing activities.  The Funds may be used independently or in combination with each other as part of an overall strategy.  There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money.  No single Fund is a complete investment program.  Each Fund offers Investor Class shares.  Investor Class shares are designed for sale directly to investors without a sales charge.   The Investor Class is subject to fees under Rule 12b-1 and a separate shareholder services fee.

CLASSIFICATION OF THE FUNDS

Each Fund (other than the Money Market Fund) is a “non-diversified” series of the Trust pursuant to the 1940 Act.  A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers.  To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” series means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  Each Fund, however, intends to meet certain tax-related diversification standards at the end of each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

In general, each Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a manner designed to provide investment returns that correspond to a multiple of its index or benchmark.  In particular, the Funds below seek the following investment results as compared to their indices or benchmarks:

Fund	Index or Benchmark	Monthly Target
Direxion Monthly S&P 500® Bull 2X Fund	S&P 500®	200%
Direxion Monthly S&P 500® Bear 2X Fund		-200%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100®	200%
Direxion Monthly NASDAQ-100® Bear 2X Fund		-200%
Direxion Monthly Small Cap Bull 2X Fund	Russell 2000®	200%
Direxion Monthly Small Cap Bear 2X Fund		-200%
Direxion Monthly Dollar Bull 2X Fund	U.S. Dollar®	200%
Direxion Monthly Dollar Bear 2X Fund		-200%
Direxion Monthly Commodity Bull 2X Fund	Morgan Stanley® Commodity Related	200%
Direxion Monthly China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging MarketsSM	200%
Direxion Monthly Emerging Markets Bear 2X Fund		-200%
Direxion Monthly Developed Markets Bull 2X Fund	MSCI EAFE®	200%
Direxion Monthly Developed Market Bear 2X Fund		-200%
Direxion Monthly Latin America Bull 2X Fund	S&P® Latin America 40	200%
Direxion Monthly 10 Year Note Bull 2X Fund	NYSE Current 10-Year U.S. Treasury Index	200%
Direxion Monthly 10 Year Note Bear 2X Fund		-200%

This section provides a detailed description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies.  The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money.  Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets.  Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.  The U.S. Government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Funds.

Asset-Backed Securities

A Fund may invest in asset-backed securities of any rating or maturity.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Bank Obligations

Money Market Instruments.  The Funds may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).  The Funds also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less.  Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

A Fund may invest in foreign money market instruments, which typically involve more risk that investing in U.S. money market instruments.  See “Foreign Securities” below.  These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.

Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods.  They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”).  The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.  A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Group (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Services®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Caps, Floors and Collars

The Funds may enter into caps, floors and collars relating to securities, interest rates or currencies.  In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount.  A collar is a combination instrument in which the same party buys a cap and sells a floor.  Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other.  The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged.  The Funds may be both buyers and sellers of these instruments.  In addition, the Funds may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities.  Like swaps, caps, floors and collars are very flexible products.  The terms of the transactions entered by the Funds may vary from the typical examples described here.

Corporate Debt Securities

A Fund may invest in investment grade corporate debt securities of any rating or maturity.  Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  See Appendix A for a description of corporate bond ratings.  A Fund may also invest in unrated securities.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Depositary Receipts

To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers.  Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement.  Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.  GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.  Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Equity Securities

Common Stocks.  A Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities.  A Fund may invest in convertible securities that may be considered high yield securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  When investing in convertible securities, a Fund may invest in the lowest credit rating category.

Preferred Stock.  A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  When investing in preferred stocks, a Fund may invest in the lowest credit rating category.

Warrants and Rights.  A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Currencies

A Fund may invest directly and indirectly in foreign currencies.  Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. dollar.  Exchange rates fluctuate for a number of reasons.

Inflation.  Exchange rates change to reflect changes in a currency’s buying power.  Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits.  Countries with trade deficits tend to experience a depreciating currency.  Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates.  High interest rates may raise currency values in the short term by making such currencies more attractive to investors.  However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

Budget Deficits and Low Savings Rates.  Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits.  Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation.  Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

Political Factors.  Political instability in a country can cause a currency to depreciate.  Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control.  Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements.  In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business.  As a result, to the extent that the a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars.  Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares.  The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

Currency Transactions.  A Fund conducts currency exchange transactions on a spot basis.  Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency.  A Fund also enters into forward currency contracts.  See “Options, Futures and Other Strategies” below.  A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate.  For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities.  Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).

A Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency.  If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.  If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.  If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars.  Although a Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

Foreign Currency Options.  A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies.  A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Foreign Currency Exchange-Related Securities.

Foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities.  Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper.  Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities

A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities.  In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter (“OTC”) markets located outside the United States.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Developing and Emerging Markets.  Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan.  There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays.  They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments.  Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Brazil.  Investing in Brazil involves certain considerations not typically associated with investing in the United States.  Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar;  (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners.  While the economy of Brazil has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue.

China.  Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii)greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market.  The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund's investments.

India.  Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade Rupee directly.  Foreign investors in India still face burdensome taxes on investments in income producing securities. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund's investments.

Latin America.  Investments in Latin American countries involve special considerations not typically associated with investing in the United States.  Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.  Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.  In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption.  Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.  Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market.  This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.  For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar.  Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar.  There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.  Finally, a number of Latin American countries are among the largest debtors of developing countries.  There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Russia.  Investing in Russia involves risks and special considerations not typically associated with investing in United States.  Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change.  The political system in Russia is emerging from a long history of extensive state involvement in economic affairs.  The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model.  As a result, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations.  It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy.  Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency.  The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems.  Further, Russia presently receives significant financial assistance from a number of countries through various programs.  To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.  The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner.  Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies.  Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.

Hybrid Instruments

A Fund may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.  A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level.  Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the NAV of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments.  No Fund will purchase or otherwise acquire any security if, as a result, more than 15% (10% for the Money Market Fund) of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty, the Funds’ investment adviser, has determined under Board-approved guidelines are liquid.  No Fund, however, currently anticipates investing in such restricted securities.
The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments.  Investments currently considered to be illiquid include:  (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.  The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid.  In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid.  Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.  See “Illiquid Investments and Restricted Securities” above.

Interest Rate Swaps

A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes.  Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.  The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian.  A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy.  If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds

A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, often called “junk bonds.”

Junk bonds generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees.  The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower.  Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

A Fund may invest in municipal obligations.  In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers.  The credit quality of a municipal obligation can be affected by, among other factors:  a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security.  Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.

Options, Futures and Other Strategies

General.  A Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations.  See “Dividends, Other Distributions and Taxes.”  Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, each Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities.  A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction.  Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time.  A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)           Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the American Stock Exchange® (the “AMEX®”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.  Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.  Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Risks of Options on Currencies, Securities and Commodities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists.  There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts.  The Funds may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position.  Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date.  Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations.  A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty.  If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If a Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant.  When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  A Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  A Fund may purchase and write options in combination with each other.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

A Fund may invest in the securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations.  A Fund intends to limit investments in securities issued by other investment companies in accordance with the 1940 Act.

Zero-Coupon Securities

A Fund may invest in zero-coupon securities of any rating or maturity.  Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value (“original issue discount”).  The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The original issue discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, a Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon securityholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return.  An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specific time) may cause a Fund to recognize income and to be required to make distributions thereof to shareholders before it receives any cash payments on its investment.  See “Dividends, Other Distributions and Taxes – Income from Zero-Coupon and Payment-in-Kind Securities.”

Payment-In-Kind Securities and Strips

A Fund may invest in payment-in-kind securities and strips of any rating or maturity.  Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional debt obligations of the issuer.  Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.  Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to its shareholders.  Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.  A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities.  Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Repurchase Agreements

A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities.  Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later.  The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period.  While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.  No Fund may enter into such a repurchase agreement if, as a result, more than 15% (10% in the case of the Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.  See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement.  In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security.  If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities.  During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which a Fund sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, a Fund will:  (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.

Swap Agreements

A Fund may enter into swap agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act.  A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an equity market index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer.  The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.  Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Unrated Debt Securities

A Fund may also invest in unrated debt securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Sponsored Enterprises (“GSE”)

GSE securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Certain U.S. Government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by the Fannie Mae© and Freddie Mac©, are supported only by the credit of the corporation.  In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments.  The U.S. Government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so.  A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

On September 7, 2008, Fannie Mae© and Freddie Mac© were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae© and Freddie Mac©’s assets and property and putting Fannie Mae© and Freddie Mac© in a sound and solvent condition.  Under the conservatorship, the management of Fannie Mae© and Freddie Mac© was replaced.  Additionally, Fannie Mae© and Freddie Mac© are expected to gradually reduce their mortgage-backed security portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship.  First, the U.S. Treasury and FHFA established the Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury received senior preferred equity shares and warrants to ensure that Fannie Mae© and Freddie Mac© maintained a positive net worth. Fannie Mae© and Freddie Mac©’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares.  Second, the U.S. Treasury established a new secured lending credit facility made available to Fannie Mae© and Freddie Mac© to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009.  Also, the U.S. Treasury initiated a program to purchase Fannie Mae© and Freddie Mac© mortgage-backed securities through December 31, 2009, to aid mortgage affordability.  No assurance can be given that the initiatives disclosed above will be successful or will continue.

U.S. Government Securities

A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Federal National Mortgage Association (“Fannie Mae©”), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“Ginnie Mae®”), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Federal Home Loan Mortgage Corporation (“Freddie Mac©”), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

When-Issued Securities

A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date.  A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction.  A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested.  If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date.  Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment.  During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.

Other Investment Risks and Practices

Borrowing.  A Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments.  Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for a Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, Direxion Monthly Small Cap Bull 2X Fund, the Direxion Monthly Small Cap Bear 2X Fund, the Direxion Monthly Emerging Markets Bull 2X Fund, the Direxion Monthly Emerging Markets Bear 2X Fund, the Direxion Monthly Commodity Bull 2X Fund, the Direxion Monthly 10 Year Note Bull 2X Fund and the Direxion Monthly 10 Year Note Bear 2X Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of their total assets.  This borrowing is not subject to the foregoing 300% asset coverage requirement.  Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities.  Each Fund may lend portfolio securities with a value not exceeding 33 1/3% (15% in the case of the Money Market Fund) of its total assets to brokers, dealers, and financial institutions.  Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with a Fund.  The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily.  While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized.  A Fund may invest the interest received and the collateral, thereby earning additional income.  Loans would be subject to termination by the lending Fund on a four-business days notice or by the borrower on a one-day notice.  Borrowed securities must be returned when the loan is terminated.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.  A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan.  Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover.  The Trust anticipates that each Fund’s annual portfolio turnover will vary.  A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate.  Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year.  In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in that case, the portfolio turnover rate for that period would be equal to zero.  However, each Fund’s portfolio turnover rate, except for the Money Market Fund, calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales also may result in adverse tax consequences to a Fund’s shareholders from the Fund’s distributions of the increase capital gains recognized as a result of that trading.  The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s after-tax performance.

Risk of Tracking Error

Several factors may affect a Fund’s ability to track the performance of its applicable index.  Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; and (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments.  As a result, a Fund’s short-term performance will reflect such deviation from its target index.

In the case of Bear Funds whose NAVs are intended to move inversely from their target indices the factor of compounding also may lead to tracking error.  Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a calendar month basis, the symmetry between the changes in the benchmark and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect.  For example, if a Fund achieved a perfect inverse correlation with its target index in every calendar month over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the index’s returns decreased.  Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of a Fund’s NAV by a percentage that would be somewhat less than the percentage that the index returns increased.

Leverage

If you invest in a Fund other than the U.S. Government Money Market Fund, Dynamic HY Bond Fund and the HY Bear Fund, you are exposed to the risk that adverse calendar month performance of a Fund’s target index will be leveraged.  This means that, if a Fund’s target index experiences an adverse calendar month performance, your investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment.  A Fund could theoretically lose an amount greater than its net assets in the event of a movement of its target index in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of the target index of a Bull Fund and a gain in the value of the target index for a Bear Fund).  Further, purchasing shares intra-calendar month may result in greater than 200% exposure to the performance of the target index if the target index moved in a direction adverse to the Fund between the end of the last calendar month and the time the investor purchased Fund shares.  The Funds’ prospectus provides a detailed discussion of such risks.

Intra-Calendar Month Investments

The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month.  Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 200% leveraged investment exposure to the target index, depending upon the movement of the target index from the end of the prior calendar month until the point of purchase.  If the target index moves in a direction favorable to the Fund, the investor will receive exposure to the target index less than 200%.  Conversely, if the target index moves in a direction adverse to the Fund, the investor will receive exposure to the target index greater than 200%.  The Funds’ prospectus provides a detailed discussion of such risk.

Negative Implications of Monthly Goals in Volatile Markets

Each Fund seeks to provide a return which is a multiple of the calendar month performance of its benchmark.  No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the benchmark for periods longer than a single month.  Each Fund repositions its portfolio on the last business day of a given calendar month, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses.  If adverse calendar month performance of a Fund’s target index reduces the amount of a shareholder’s investment, any further adverse calendar month performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance.  Equally, however, if favorable calendar month performance of a Fund’s target index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase correspondingly.

Monthly repositioning will impair a Fund’s performance if the benchmark experiences volatility.  For instance, a hypothetical 3X Fund, whether Bull or Bear, would be expected to lose 6.48% if its benchmark were flat over a hypothetical one year period during which its benchmark experienced annualized volatility of 15%.  If the benchmark’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period would widen to approximately 38%.  An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.  Other indexes to which the Funds are benchmarked have different historical volatility rates; the current volatility rates for certain of the Trust’s other Funds are substantially in excess of 40%.  Since market volatility, like that experienced by the markets currently, has negative implications for Funds which rebalance monthly, investors should be sure to monitor and manage their investments in the Funds in volatile markets.

Special Note Regarding the Correlation Risks of Bull Funds.  As discussed in the Prospectus, each of the Bull Funds is “leveraged” in the sense that each has an investment objective to match a multiple of the performance of an index on a given day.  The Bull Funds are subject to all of the correlation risks described in the Prospectus.  In addition, there is a special form of correlation risk that derives from the Funds’ use of leverage, which is that for periods greater than one calendar month, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, the index performance times the stated multiple in the fund objective.

A Bull Fund’s return for periods longer than one calendar month is primarily a function of the following:

a)	index performance;

b)	index volatility;

c)	financing rates associated with leverage;

d)	other fund expenses;

e)	dividends paid by companies in the index; and

f)	period of time.

INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.  Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund; or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Except for the Money Market Fund, a Fund shall not:

1.
Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of a Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.	Underwrite securities of any other issuer.

3.	Purchase, hold, or deal in real estate or oil and gas interests.

4.
Pledge, mortgage, or hypothecate a Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.
Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.
Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that a Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) each Fund, except the Direxion Monthly NASDAQ-100® Bull 1.25X Fund, the Direxion Monthly Small Cap Bull 2X Fund and the Dow 30SM Bull 1.25 Fund, may make short sales of securities.

7.	Borrowing

Each Fund, except the Direxion Monthly Small Cap Bull 2X Fund, the Direxion Monthly Small Cap Bear 2X Fund, the Direxion Monthly Emerging Markets Bull 2X Fund, the Direxion Monthly Emerging Markets Bear 2X Fund, the Direxion Monthly Commodity Bull 2X Fund, the Direxion Monthly 10 Year Note Bull 2X Fund, the Direxion Monthly 10 Year Note Bear 2X Fund, the Dynamic HY Bond Fund and the HY Bear Fund have each adopted the following investment limitation:

A Fund shall not:

Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; or (3) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The Direxion Monthly Small Cap Bull 2X Fund, the Direxion Monthly Emerging Markets Bull 2X Fund, the Direxion Monthly Emerging Markets Bear 2X Fund, the Direxion Monthly Commodity Bull 2X Fund, the Direxion Monthly 10 Year Note Bull 2X Fund, the Direxion Monthly 10 Year Note Bear 2X Fund, the Dynamic HY Bond Fund and the HY Bear Fund have each adopted the following investment limitation:

A Fund shall not:

Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of each Fund’s total assets; (2) as a temporary measure and then only in amounts not to exceed 5% of the value of each Fund’s total assets; (3) to enter into reverse repurchase agreements; or (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

The Direxion Monthly Small Cap Bear 2X Fund has adopted the following investment limitation:

A Fund shall not:

Borrow money, except (1) as a temporary measure for extraordinary or emergency purposes and then only in amounts not to exceed 5% of the value of a Fund’s total assets; (2) in an amount up to 33 1/3% of the value of a Fund’s total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities.  For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.  Short Sales

The Direxion Monthly Small Cap Bull 2X Fund has adopted the following investment limitation:

A Fund shall not

Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales “against the box,” obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

9.  25% Limitation

Each Fund has adopted the following investment limitation:

A Fund shall not:

Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Money Market Fund

The Money Market Fund has adopted the following investment limitations:

The Money Market Fund shall not:

10.	Make loans, except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

11.
Lend the Money Market Fund’s portfolio securities in excess of 15% of its total assets.  Any loans of the Money Market Fund’s portfolio securities will be made according to guidelines established by the Trustees, including the maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

12.	Underwrite securities of any other issuer.

13.	Purchase, hold, or deal in real estate or oil and gas interests.

14.	Issue senior securities, except as permitted by the Money Market Fund’s investment objective and policies.

15.
Purchase or sell physical commodities; provided, however, that this investment limitation does not prevent the Money Market Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

16.	Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

17.
Mortgage, pledge, or hypothecate the Money Market Fund’s assets except to secure permitted borrowings or in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.  In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amount borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

18.
Make short sales of portfolio securities or purchase any portfolio securities on margin, except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities; provided, however, that this investment limitation does not prevent the Money Market Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

In addition, the Money Market Fund does not presently intend to purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors and collars.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund.  For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any.  Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.  For the Money Market Fund, there is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for a Fund (other than the Money Market Fund), Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available.  With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.  Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all Funds; however, not all such services may be used by Rafferty in connection with a Fund.  While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals.  Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by each of the following Funds for the periods shown are set forth in the tables below.

Direxion Monthly Small Cap Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 51,927
Year Ended August 31, 2008	$ 54,533
Year Ended August 31, 2007	$ 11,926

Direxion Monthly Small Cap Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 69,506
Year Ended August 31, 2008	$ 154,499
Year Ended August 31, 2007	$ 33,250

Direxion Monthly 10 Year Note Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 82,158
Year Ended August 31, 2008	$ 44,848
Year Ended August 31, 2007	$ 5,291

Direxion Monthly 10 Year Note Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 33,250
Year Ended August 31, 2008	$ 13,876
Year Ended August 31, 2007	$ 4,335

Direxion Monthly Commodity Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 118,785
Year Ended August 31, 2008	$ 196,538
Year Ended August 31, 2007	$ 26,637

Direxion Monthly China Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 147,044
December 3, 2007 - August 31, 2008	$ 48,008

Direxion Monthly Developed Markets Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 92,938
Year Ended August 31, 2008	$ 66,183
Year Ended August 31, 2007	$ 21,750

Direxion Monthly Developed Markets Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 114,655
Year Ended August 31, 2008	$ 207,544
Year Ended August 31, 2007	$ 1,667

Direxion Monthly Emerging Markets Bull 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 530,109
Year Ended August 31, 2008	$ 294,657
Year Ended August 31, 2007	$ 76,604

Direxion Monthly Emerging Markets Bear 2X Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 453,614
Year Ended August 31, 2008	$ 279,725
Year Ended August 31, 2007	$ 3,847

HY Bear Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 27,617
Year Ended August 31, 2008	$ 11,982
Year Ended August 31, 2007	$ 13,454

Dynamic HY Bond Fund	Brokerage Fees Paid
Year Ended August 31, 2009	$ 121,089
Year Ended August 31, 2008	$ 41,577
Year Ended August 31, 2007	$ 36,228

Money Market Fund*	Brokerage Fees Paid
Year Ended August 31, 2009	$ 0
Year Ended August 31, 2008	$ 0
Year Ended August 31, 2007	$ 0

*	The Money Market Fund trades fixed income securities with no stated commission. The aggregate brokerage fees reflected above do not include undisclosed dealer commissions or mark-up/downs.

Direxion Monthly NASDAQ-100® Bull 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2009	$ 134,447
Year Ended April 30, 2008	$ 113,130
May 2, 2006 - April 30, 2007	$ 10,664

Direxion Monthly NASDAQ-100® Bear 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2009	$ 112,781
Year Ended April 30, 2008	$ 127,171
May 2, 2006 – April 30, 2007	$ 0

Direxion Monthly Latin America Bull 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2009	$ 1,009,866
Year Ended April 30, 2008	$ 655,798
May 2, 2006 - April 30, 2007	$ 20,385

Direxion Monthly S&P 500® Bull 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2009	$ 159,732
Year Ended April 30, 2008	$ 61,317
May 1, 2006 - April 30, 2007	$ 0

Direxion Monthly S&P 500® Bear 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2009	$ 365,349
Year Ended April 30, 2008	$ 132,641
May 1, 2006 - April 30, 2007	$ 0

Direxion Monthly Dollar Bull 2.5X Fund	Brokerage Fees Paid
June 2, 2008 - April 30, 2009	$ 52,961

Direxion Monthly Dollar Bear 2X Fund	Brokerage Fees Paid
Year Ended April 30, 2009	$ 59,405
Year Ended April 30, 2008	$ 37,092
June 12, 2006 - April 30, 2007	$ 0

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders.  In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, distributor, or any other affiliated person of a Fund.  Disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund.  Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.  The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information.  To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days.  In addition, a Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information.  The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, a Fund’s service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund.  In no event shall the Advisers, their affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between a Fund’s shareholders and Rafferty, the distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board.  The Trustees are responsible for managing a Fund’s business affairs and for exercising all of a Fund’s powers except those reserved to the shareholders.  A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust.  Each of the non-interested Trustees of the Trust also serve on the Boards of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual funds complex.  In addition, Mr. Rafferty serves on the Board of the Direxion Insurance Trust.  Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 67	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	93	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present.	93	Trustee, The Opening Word Program, Wyandanch, New York
Gerald E. Shanley III Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. 1979-present.	93	None
John Weisser Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	93	Director, MainStay VP Fund Series; Director ICAP Funds, Inc; Director, The MainStay Funds; Director, Eclipse Funds, Inc.

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Daniel D. O’Neill Age: 41	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A
William Franca Age: 53	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A
Christopher Lewis Age: 39	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009– present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A
Guy F. Talarico Age: 54	Principal Financial Officer and Treasurer	One Year; Since 2008
CEO, Alaric Compliance Services, LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.
				N/A	N/A
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Secretary	One Year; Since 2004
Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).
				N/A	N/A
(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)
The Direxion Fund Complex consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits.  The Audit Committee met four times during the Funds’ most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Weisser, Byrne and Shanley, each of whom is a disinterested member of the Board.  The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates.  The Nominating Committee will consider nominees recommended by shareholders.  Such recommendations should be in writing and addressed to a Fund with attention to the Nominating Committee Chair.  The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Byrne and Shanley.  The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act).  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities owned in each Fund and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2008.

Dollar Range of Equity Securities Owned:	Interested Trustees:	Disinterested Trustees:
	Lawrence C. Rafferty	Daniel J. Byrne	Gerald E. Shanley III	John Weisser
Direxion Monthly S&P 500® Bull 2X Fund	$0	$0	$0	$0
Direxion Monthly S&P 500® Bear 2X Fund	$0	$0	$0	$0
Direxion Monthly NASDAQ-100® Bull 2X Fund	$0	$0	$0	$0
Direxion Monthly NASDAQ-100® Bear 2X Fund	$0	$0	$0	$0
Direxion Monthly Small Cap Bull 2X Fund	$0	$0	$0	$0
Direxion Monthly Small Cap Bear 2X Fund	$0	$0	$0	$0
Direxion Monthly Dollar Bull 2X Fund	$0	$0	$0	$0
Direxion Monthly Dollar Bear 2X Fund	$0	$0	$0	$0
Direxion Monthly Emerging Markets Bull 2X Fund	$0	$0	$0	$0
Direxion Monthly Emerging Markets Bear 2X Fund	$0	$0	$0	$0
Direxion Monthly Developed Markets Bull 2X Fund	$0	$0	$0	$0
Direxion Monthly Developed Markets Bear 2X Fund	$0	$0	$0	$0
Direxion Monthly Latin America Bull 2X Fund	$0	$0	$0	$0
Direxion Monthly Commodity Bull 2X Fund	$0	$0	$0	$0
Direxion Monthly 10 Year Note Bull 2X Fund	$0	$0	$0	$0
Direxion Monthly 10 Year Note Bear 2X Fund	$0	$0	$0	$0
HY Bear Fund	$0	$0	$0	$0
Dynamic HY Bond Fund	$0	$0	$0	$0
U.S. Government Money Market Fund	$0	$10,001 - $50,000	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$0	$10,001 - $50,000	$0	$0
(1)
The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 26 of the 58 funds currently registered with the SEC.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.  The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2009.

Direxion Monthly Small Cap Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Small Cap Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$350	$0	$0	$48,000

Gerald E. Shanley III	$408	$0	$0	$54,500
John Weisser	$350	$0	$0	$48,000

Direxion Monthly Small Cap Bear 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Small Cap Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$30	$0	$0	$48,000

Gerald E. Shanley III	$34	$0	$0	$54,500

John Weisser	$30	$0	$0	$48,000

Direxion Monthly Commodity Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Commodity Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$229	$0	$0	$48,000

Gerald E. Shanley III	$265	$0	$0	$54,500

John Weisser	$229	$0	$0	$48,000

Direxion Monthly China Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly China Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$212	$0	$0	$48,000

Gerald E. Shanley III	$245	$0	$0	$54,500

John Weisser	$212	$0	$0	$48,000

Direxion Monthly 10 Year Note Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly 10 Year Note Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$998	$0	$0	$48,000

Gerald E. Shanley III	$1,161	$0	$0	$54,500

John Weisser	$998	$0	$0	$48,000

Direxion Monthly 10 Year Note Bear 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly 10 Year Note Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$932	$0	$0	$48,000

Gerald E. Shanley III	$1,082	$0	$0	$54,500

John Weisser	$932	$0	$0	$48,000

Direxion Monthly Developed Markets Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Developed Markets Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$305	$0	$0	$48,000

Gerald E. Shanley III	$355	$0	$0	$54,500

John Weisser	$305	$0	$0	$48,000

Direxion Monthly Developed Markets Bear 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Developed Markets Bear Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$311	$0	$0	$48,000

Gerald E. Shanley III	$360	$0	$0	$54,500

John Weisser	$311	$0	$0	$48,000

Direxion Monthly Emerging Markets Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Emerging Markets Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$440	$0	$0	$48,000

Gerald E. Shanley III	$513	$0	$0	$54,500

John Weisser	$440	$0	$0	$48,000

Direxion Monthly Emerging Markets Bear 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Emerging Markets Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$268	$0	$0	$48,000

Gerald E. Shanley III	$310	$0	$0	$54,500

John Weisser	$268	$0	$0	$48,000

Dynamic HY Bond Fund
Name of Person, Position	Aggregate Compensation From the Dynamic HY Bond Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$2,171	$0	$0	$48,000

Gerald E. Shanley III	$2,524	$0	$0	$54,500

John Weisser	$2,171	$0	$0	$48,000

HY Bear Fund
Name of Person, Position	Aggregate Compensation From the HY Bear Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$743	$0	$0	$48,000

Gerald E. Shanley III	$865	$0	$0	$54,500

John Weisser	$743	$0	$0	$48,000

U.S. Government Money Market Fund
Name of Person, Position	Aggregate Compensation From the Money Market Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Fund Complex Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$2,024	$0	$0	$48,000

Gerald E. Shanley III	$2,353	$0	$0	$54,500

John Weisser	$2,024	$0	$0	$48,000
(1)	For the fiscal year ended August 31, 2009, trustees’ fees and expenses in the amount of $81,000 were incurred by the Trust.

No officer, director or employee of Rafferty receives any compensation from the Trust for acting as a Trustee or officer of the Trust.  The following tables show the compensation earned by each Trustee for the Trust’s fiscal year ended April 30, 2009.

Direxion Monthly S&P 500® Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly S&P 500® Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$1,018	$0	$0	$34,000

Gerald E. Shanley III	$1,221	$0	$0	$41,000

John Weisser	$1,018	$0	$0	$34,000

Direxion Monthly S&P 500® Bear 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly S&P 500® Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$836	$0	$0	$34,000

Gerald E. Shanley III	$1,003	$0	$0	$41,000

John Weisser	$836	$0	$0	$34,000

Direxion Monthly Dollar Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Dollar Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$352	$0	$0	$34,000

Gerald E. Shanley III	$423	$0	$0	$41,000

John Weisser	$352	$0	$0	$34,000

Direxion Monthly Dollar Bear 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Dollar Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$638	$0	$0	$34,000

Gerald E. Shanley III	$765	$0	$0	$41,000

John Weisser	$638	$0	$0	$34,000

Direxion Monthly NASDAQ-100® Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly NASDAQ-100® Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$724	$0	$0	$34,000

Gerald E. Shanley III	$868	$0	$0	$41,000

John Weisser	$724	$0	$0	$34,000

Direxion Monthly NASDAQ-100® Bear 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly NASDAQ-100® Bear 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$598	$0	$0	$34,000

Gerald E. Shanley III	$716	$0	$0	$41,000

John Weisser	$598	$0	$0	$34,000

Direxion Monthly Latin America Bull 2X Fund
Name of Person, Position	Aggregate Compensation From the Direxion Monthly Latin America Bull 2X Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(1)

Interested Trustees

Lawrence C. Rafferty	$0	$0	$0	$0

Disinterested Trustees

Daniel J. Byrne	$2,879	$0	$0	$34,000

Gerald E. Shanley III	$3,453	$0	$0	$41,000

John Weisser	$2,879	$0	$0	$34,000
(1)	For the fiscal year ended April 30, 2009, trustees’ fees and expenses in the amount of $92,500 were incurred by the Trust.

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.  As of November 30, 2009, the following shareholders were considered to be either a control person or principal shareholder of a Fund:

Direxion Monthly Small Cap Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	The Charles Schwab Corporation	DE	52.85%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	25.58%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	6.08%

Direxion Monthly Small Cap Bear 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	68.93%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	N/A	N/A	20.51%

Direxion Monthly Emerging Markets Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
Charles Schwab & Co. Inc. FBO #00003686 101 Montgomery Street San Francisco, CA 94104-4151	The Charles Schwab Corporation	DE	41.37%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	32.78%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	7.76%

Direxion Monthly Emerging Markets Bear 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	75.22%
Charles Schwab & Co. Inc. FBO #00003686 101 Mulberry Street San Francisco, CA 94104-4151	N/A	N/A	13.42%

Direxion Monthly Developed Markets Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	42.98%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	TD Ameritrade Clearing, Inc.	NE	33.22%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	N/A	N/A	13.39%

Direxion Monthly Developed Markets Bear 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	40.86%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	23.96%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	N/A	N/A	22.98%
Neubieser Family Revocable Trust 4040 Moorpark Avenue Suite 220 San Jose, CA 95117-1852	N/A	N/A	7.26%

Direxion Monthly Commodity Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	34.49%
Charles Schwab & Co. Inc. FBO #00003686 101 Montgomery Street San Francisco, CA 94104-4151	The Charles Schwab Corporation	DE	33.84%
Government Employees Voluntary Investment Plan P.O. Box 506 Herndon, VA 20172-0506	N/A	N/A	12.54%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	5.22%

Direxion Monthly 10 Year Note Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	47.43%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	The Charles Schwab Corporation	DE	32.82%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	10.65%

Direxion Monthly 10 Year Note Bear 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	Fidelity Management & Research Co.	DE	42.45%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	The Charles Schwab Corporation	DE	29.83%

Direxion Monthly S&P 500® Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	41.35%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	The Charles Schwab Corporation	DE	32.96%
Ameritrade, Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	N/A	N/A	5.29%

Direxion Monthly S&P 500® Bear 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	38.89%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	The Charles Schwab Corporation	DE	29.69%
E*Trade Clearing LLC P.O. Box 989030 West Sacramento, CA 95798-9030	N/A	N/A	6.85%
Ameritrade Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	N/A	N/A	5.29%

Direxion Monthly NASDAQ-100® Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	The Charles Schwab Corporation	DE	52.15%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	N/A	N/A	24.98%
Ameritrade, Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	N/A	N/A	5.74%

Direxion Monthly NASDAQ-100® Bear 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	The Charles Schwab Corporation	DE	42.04%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	30.14%
Ameritrade, Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	N/A	N/A	8.08%
Charles A. Hanson IRA 4040 Appaloosa Drive Santa Teresa, NM 88008-9153	N/A	N/A	7.50%

Direxion Monthly Dollar Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services One World Financial Center 200 Liberty Street, Floor 5 New York, New York 10281-1003	Fidelity Management & Research Co.	DE	76.10%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	N/A	N/A	13.13%

Direxion Monthly Dollar Bear 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	The Charles Schwab Corporation	DE	38.06%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	The Charles Schwab Corporation	DE	36.87%
Ameritrade, Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	N/A	N/A	8.12%

Direxion Monthly Latin America Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	The Charles Schwab Corporation	DE	39.94%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	Fidelity Management & Research Co.	DE	27.01%
Ameritrade, Inc. 4600 Alliance Gateway Fort Worth, TX 76177-3716	N/A	N/A	7.46%

Direxion Monthly China Bull 2X Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	Fidelity Management & Research Co.	DE	43.27%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	N/A	N/A	17.78%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	10.23%

Dynamic HY Bond Fund
Name and Address	Parent Company	Jurisdiction	% Ownership
National Financial Services Corp. One World Financial Center 200 Liberty Street New York, NY 10281-1003	Fidelity Management & Research Co.	DE	41.33%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	15.43%
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	N/A	N/A	14.74%
Trust Company of America FBO #65 P.O. Box 6503 Englewood, CA 80155-6503	N/A	N/A	5.75%

HY Bear Fund
Name and Address	Parent Company	Jurisdiction	% Ownership
Charles Schwab & Co. Inc. 4500 Cherry Creek Drive South Suite 700 Denver, CO 80246	The Charles Schwab Corporation	DE	68.89%
National Financial Services Corp. One World Financial Center 200 Liberty Street, Floor 5 New York, NY 10281-1003	N/A	N/A	11.15%
Salient Trust Company 4265 San Felipe 8th Floor Houston, Texas 77027-2920	N/A	N/A	11.14%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	8.27%

U.S. Government Money Market Fund--Investor Class
Name and Address	Parent Company	Jurisdiction	% Ownership
Haggai Institute for Advanced Leadership Training Singapore Development Fund 4725 Peachtree Corners Circle Suite 100 Norcross, GA 30092-2553	N/A	N/A	6.19%
Trust Company of America FBO #65 P.O. Box 6503 Englewood, CO 80155-6503	N/A	N/A	5.48%
Charles A. Hanson IRA 4040 Appaloosa Drive Santa Teresa, NM 88008-9153	N/A	N/A	5.14%

In addition, as of November 30, 2009, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Funds.

Investment Adviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York 10004, provides investment advice to a Fund.  Rafferty was organized as a New York limited liability corporation in June 1997.  Lawrence C. Rafferty controls Rafferty through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of each Fund, and Rafferty, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees.  Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty.  The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus.  The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party.  The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty 0.75% at an annual rate based on its average daily net assets.  The Money Market Fund pays Rafferty 0.50% at an annual rate based on its average daily net assets.

Effective July 1, 2009, for each Fund except the U.S. Government Money Market Fund, Rafferty is contractually obligated to pay all Fund expenses (excluding, management fees, distribution and/or service fees, shareholder servicing fees, Acquired Fund Fees and Expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds).  This agreement may be terminated at any time by the Board of Trustees.

In regards to the U.S. Government Money Market Fund, Rafferty has voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that it becomes necessary in order to maintain a positive yield.  There is no guarantee that the Fund will be able to maintain a positive yield.  This expense limitation excludes acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Funds.  Any reimbursement of Fund expenses or reduction in Rafferty’s investment advisory fee is subject to reimbursement by the Fund within the following three fiscal years if the Fund’s gross yield exceed an annualized rate of 1.00%.

The tables below show the amount of advisory fees incurred by each of the following Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods ended August 31, 2009.

Direxion Monthly Small Cap Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 58,808	$ 19,304
Year Ended August 31, 2008	$ 33,659	$ 33,337
Year Ended August 31, 2007	$ 39,589	$ 76,236

Direxion Monthly Small Cap Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 50,317	$ 21,442
Year Ended August 31, 2008	$ 111,385	$ 56,276
Year Ended August 31, 2007	$ 122,975	$ 66,020

Direxion Monthly China Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 66,028	$ 19,930
December 3, 2007 - August 31, 2008	$ 28,810	$ 40,713

Direxion Monthly Commodity Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 135,187	$ 11,996
Year Ended August 31, 2008	$ 492,468	$ 17,505
Year Ended August 31, 2007	$ 115,430	$ 47,805

Direxion Monthly 10 Year Note Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 358,186	$ 0(1)
Year Ended August 31, 2008	$ 258,647	$ 7,448
Year Ended August 31, 2007	$ 41,678	$ 73,130
(1)	The Adviser recouped $18,460 in expenses that were previously waived and/or reimbursed.

Direxion Monthly 10 Year Note Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 267,231	$ 5,693
Year Ended August 31, 2008	$ 150,297	$ 29,296
Year Ended August 31, 2007	$ 84,093	$ 57,746

Direxion Monthly Developed Markets Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 40,973	$ 38,097
Year Ended August 31, 2008	$ 53,523	$ 40,328
Year Ended August 31, 2007	$ 126,797	$ 47,687

Direxion Monthly Developed Markets Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 38,095	$ 46,171
Year Ended August 31, 2008	$ 86,052	$ 14,677
Year Ended August 31, 2007	$ 16,612	$ 96,879

Direxion Monthly Emerging Markets Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 158,018	$ 0(1)
Year Ended August 31, 2008	$ 335,619	$ 0
Year Ended August 31, 2007	$ 188,181	$ 66,639
(1)	The Adviser recouped $2,991 in expenses that were previously waived and/or reimbursed.

Direxion Monthly Emerging Markets Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 33,475	$ 69,976
Year Ended August 31, 2008	$ 98,869	$ 38,221
Year Ended August 31, 2007	$ 60,214	$ 66,942

HY Bear Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 190,069	$ 30,761
Year Ended August 31, 2008	$ 255,401	$ 35,424
Year Ended August 31, 2007(1)	$ 340,242	$ 0
(1)           The Advisor recouped $20,995 in expenses that were previously waived and/or reimbursed.

Dynamic HY Bond Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 1,289,768	$ 0
Year Ended August 31, 2008	$ 426,794	$ 0
Year Ended August 31, 2007	$ 1,020,784	$ 0

Money Market Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended August 31, 2009	$ 464,585	$ 568,030
Year Ended August 31, 2008	$ 334,985	$ 119,570
Year Ended August 31, 2007(1)	$ 117,533	$ 0
(1)           The Advisor recouped $46,322 in expenses that were previously waived and/or reimbursed.

The tables below show the amount of advisory fees incurred by each of the following Funds and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods ended April 30, 2009.

Direxion Monthly S&P 500® Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ 206,013	$ 0
Year Ended April 30, 2008	$ 67,825	$ 63,741
May 1, 2006 – April 30, 2007	$ 52,355	$ 97,617

Direxion Monthly S&P 500® Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ 192,516	$ 32,278
Year Ended April 30, 2008	$ 85,217	$ 78,443
May 1, 2006 – April 30, 2007	$ 15,347	$ 108,118

Direxion Monthly Dollar Bull 2.5X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
June 2, 2008 - April 30, 2009	$ 48,686	$ 50,770

Direxion Monthly Dollar Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ 100,428	$ 34,674
Year Ended April 30, 2008	$ 101,741	$ 27,454
June 12, 2006 – April 30, 2007	$ 15,213	$ 97,186

Direxion Monthly NASDAQ-100® Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ 158,779	$ 24,439
Year Ended April 30, 2008	$ 126,914	$ 101,630
May 1, 2006 – April 30, 2007	$ 53,701	$ 119,492

Direxion Monthly NASDAQ-100® Bear 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ 80,109	$ 43,541
Year Ended April 30, 2008	$ 76,947	$ 63,714
May 1, 2006 – April 30, 2007	$ 40,117	$ 79,014

Direxion Monthly Latin America Bull 2X Fund	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Year Ended April 30, 2009	$ 913,161	$ 78,811
Year Ended April 30, 2008(1)	$ 1,441,999	$ 0
May 2, 2006 – April 30, 2007	$ 94,986	$ 65,146
(1)           The Advisor recouped $65,146 in expenses that were previously waived and/or reimbursed.

The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act.  The Advisory Agreement with respect to each Fund continued in force for an initial period of two years after the date of its approval.  The Advisory Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund.  The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.

Portfolio Manager

Mr. Loren L. Norton serves as the portfolio manager for the Dynamic HY Bond Fund and the HY Bear Fund.  In addition to the HY Funds, he manages the following other accounts as of August 31, 2009:

Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	1	$37 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mr. Norton manages other funds, which shares the HY Funds’ objective to invest in lower quality debt instruments.  Because of the similarities in the investment objectives and strategies of the HY Funds and the other funds, conflicts of interest may arise.  As a result, the Adviser has adopted trade initiation, execution and allocation procedures that, among other things, ensure that the Adviser treats all clients fairly when taking an investment action.

Rafferty has not identified any other material conflicts between the HY Funds and the other funds managed by Mr. Norton.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the HY Funds and the other funds.  The management of the HY Funds and the other funds may result in unequal time and attention being devoted to the HY Funds and the other funds.

Mr. Norton’s compensation is paid by Rafferty.  Mr. Norton’s compensation primarily consists of a fixed base salary and a bonus.  His salary is reviewed annually and increases are determined by factors such as performance and seniority.  Bonuses are determined by his individual performance, including factors such as attention to detail, process, and efficiency, and are affected by the overall performance of the firm.  His salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used.  Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Set forth below are the dollar ranges of securities of the HY Funds beneficially owned by Mr. Norton as of August 31, 2009:

Name of Fund	Dollar Range of Equity Securities in the Funds
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Dynamic HY Bond Fund	X
HY Bear Fund	X

Portfolio Manager

Each Fund, other than the HY Funds, is managed by an investment committee consisting of Paul Brigandi, Tony Ng, Adam Gould and Aram Babikian.  In addition to the Funds, the committee manages the following other accounts as of August 31, 2009:

Accounts	Total Number of Accounts	Total Assets	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	25	$4.5 billion	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	1	$61 million	0	0

The investment committee’s compensation is paid by Rafferty.  Their compensation primarily consists of a fixed base salary and a bonus.  The investment committee’s salary is reviewed annually and increases are determined by factors such as performance and seniority.  Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm.  The investment committee’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment committee may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.

Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment committee.  However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts.  The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts.  Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

The members of the investment committee do not own any shares of the Funds as of August 31, 2009.

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board.  The Proxy Voting Policies of Rafferty are attached as Appendix B.  Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and their shareholders, taking into account the value of a Fund’s investments.

More Information.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant, Transfer Agent and Custodian

U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to a Fund.  U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to a Fund.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services).  As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.045% on net assets or a minimum annual fee of $175,000 for the Fund Complex.  The Administrator also is entitled to certain out-of-pocket expenses.

The tables below show the amount of administrative and management services fees incurred by each of the following Funds to the Administrator for the fiscal periods ended August 31, 2009.

Direxion Monthly Small Cap Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$2,473
Year ended August 31, 2008	$3,074
Year ended August 31, 2007	$8,305

Direxion Monthly Small Cap Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$2,207
Year ended August 31, 2008	$5,758
Year ended August 31, 2007	$11,788

Direxion Monthly Commodity Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$6,168
Year ended August 31, 2008	$34,164
Year ended August 31, 2007	$11,624

Direxion Monthly China Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$2,571
December 3, 2007 - August 31, 2008	$1,628

Direxion Monthly 10 Year Note Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$17,087
Year ended August 31, 2008	$13,497
Year ended August 31, 2007	$8,950

Direxion Monthly 10 Year Note Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$12,661
Year ended August 31, 2008	$10,261
Year ended August 31, 2007	$10,103

Direxion Monthly Developed Markets Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$1,769
Year ended August 31, 2008	$2,483
Year ended August 31, 2007	$11,378

Direxion Monthly Developed Markets Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$1,749
Year ended August 31, 2008	$3,938
Year ended August 31, 2007	$8,367

Direxion Monthly Emerging Markets Bull 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$6,896
Year ended August 31, 2008	$20,122
Year ended August 31, 2007	$13,627

Direxion Monthly Emerging Markets Bear 2X Fund	Fees paid to the Administrator
Year ended August 31, 2009	$1,360
Year ended August 31, 2008	$7,188
Year ended August 31, 2007	$8,691

HY Bear Fund	Fees Paid to the Administrator
Year ended August 31, 2009	$8,752
Year ended August 31, 2008	$6,568
Year ended August 31, 2007	$27,587

Dynamic HY Bond Fund	Fees Paid to the Administrator
Year ended August 31, 2009	$71,037
Year ended August 31, 2008	$26,037
Year ended August 31, 2007	$37,707

Money Market Fund	Fees paid to the Administrator
Year ended August 31, 2009	$27,781
Year ended August 31, 2008	$21,921
Year ended August 31, 2007	$15,593

The tables below show the amount of administrative and management services fees incurred by each of the following Funds to the Administrator for the fiscal periods ended April 30, 2009.

Direxion Monthly S&P 500® Bull 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$9,983
Year Ended April 30, 2008	$4,374
May 1, 2006 - April 30, 2007	$10,732

Direxion Monthly S&P 500® Bear 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$9,682
Year Ended April 30, 2008	$5,357
May 1, 2006 - April 30, 2007	$10,123

Direxion Monthly Dollar Bull 2.5X Fund	Fees Paid to the Administrator
June 2, 2008 - April 30, 2009	$2,416

Direxion Monthly Dollar Bear 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$5,242
Year Ended April 30, 2008	$6,703
June 12, 2006 - April 30, 2007	$9,160

Direxion Monthly NASDAQ-100® Bull 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$8,168
Year Ended April 30, 2008	$7,726
May 1, 2006 - April 30, 2007	$10,745

Direxion Monthly NASDAQ-100® Bear 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$4,063
Year Ended April 30, 2008	$5,057
May 1, 2006 - April 30, 2007	$10,545

Direxion Monthly Latin America Bull 2X Fund	Fees Paid to the Administrator
Year Ended April 30, 2009	$52,159
Year Ended April 30, 2008	$86,524
May 2, 2006 - April 30, 2007	$11,841

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports.  For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.03% and a minimum annual fee of $525,000 for the Fund Complex.  The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank N.A. serves as the custodian of a Fund’s assets.  The Custodian holds and administers the assets in a Fund’s portfolios.  Pursuant to the Custodian Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.0225% and a $1,000 minimum fee per fund.  The Custodian also is entitled to certain out-of-pocket expenses.  U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain of the Funds may invest.  In recognition of this revenue, the Funds have received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares.  The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of a Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  For the fiscal year ended August 31, 2009, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust.  Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan and Service Fees

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Trustees have adopted separate plans for the Investor Class (“Investor Class 12b-1 Plan”) of each Fund pursuant to which a Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts.  The Distributor, as the Funds’ principal underwriter, and Rafferty may have a direct or indirect financial interest in the Plan or any related agreement.

Pursuant to the Investor Class 12b-1 Plan, the Investor Class shares of a Fund, except for the U.S. Government Money Market Fund, may pay up to 1.00% of the Investor Class’ average daily net assets.  The Board has authorized the Funds to pay 0.25% of the Investor Class’ average daily net assets.

In addition, the Board approved a separate annualized shareholder services fee of 0.25% for the Investor Class shares.  The fee compensates service providers and/or financial intermediaries for shareholder services provided to a Fund, including but not limited to:  (a) answering shareholder inquires regarding the manner in which purchases, exchanges and redemptions of Investor Class shares of a Fund may be effected and other matters pertaining to Investor Class; (b) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (c) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (d) assisting in the enhancement of relations and communication between shareholders and the Funds; (e) assisting in the maintenance of Fund records containing shareholder information; and (g) providing such other related personal services as the shareholder may request.

Under an agreement with the Funds, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees and or shareholder servicing fees from the Funds.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds.  In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plans and the purpose for which such expenditures were made.

The Plans permit payments to be made by each Fund to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services.  The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund.  In addition, the Plans authorize payments by each Fund to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each of the following Funds for the fiscal year ended August 31, 2009.

Fund (Investor Class)	12b-1 Fees Incurred
Direxion Monthly Small Cap Bull 2X Fund	$19,603
Direxion Monthly Small Cap Bear 2X Fund	$16,772
Direxion Monthly Commodity Bull 2X Fund	$45,062
Direxion Monthly China Bull 2X Fund	$22,009
Direxion Monthly 10 Year Note Bull 2X Fund	$119,395
Direxion Monthly 10 Year Note Bear 2X Fund	$89,077
Direxion Monthly Developed Markets Bull 2X Fund	$13,658
Direxion Monthly Developed Markets Bear 2X Fund	$12,698
Direxion Monthly Emerging Markets Bull 2X Fund	$52,673
Direxion Monthly Emerging Markets Bear 2X Fund	$11,158
Dynamic HY Bond Fund	$429,923
HY Bear Fund	$63,356

Fund (Investor Class)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Monthly Small Cap Bull 2X Fund	$9,802	$0	$588	$5,489	$2,548	$1,176
Direxion Monthly Small Cap Bear 2X Fund	$8,386	$0	$503	$4,696	$1,845	$1,342
Direxion Monthly Commodity Bull 2X Fund	$23,432	$0	$1,802	$7,210	$9,012	$3,605
Direxion Monthly China Bull 2X Fund	$12,545	$0	$880	$3,301	$3,962	$1,321
Direxion Monthly Developed Markets Bull 2X Fund	$8,195	$0	$410	$1,639	$1,912	$1,502
Direxion Monthly Developed Markets Bear 2X Fund	$7,492	$0	$381	$1,778	$1,524	$1,524
Direxion Monthly 10 Year Note Bull 2X Fund	$57,310	$0	$4,776	$27,461	$19,103	10,746
Direxion Monthly 10 Year Note Bear 2X Fund	$41,866	$0	$3,563	$23,160	$12,471	$8,017
Direxion Monthly Emerging Markets Bull 2X Fund	$24,756	$0	$2,107	$14,222	$8,428	$3,160
Direxion Monthly Emerging Markets Bear 2X Fund	$6,360	$0	$335	$1,897	$1,451	$1,116
Dynamic HY Bond Fund	$214,962	$0	$25,795	$34,394	$124,678	$30,095
HY Bear Fund	$41,181	$0	$3,168	$634	$11,404	$6,969

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by each of the following Funds for the fiscal periods ended April 30, 2009.

Fund (Investor Class)	12b-1 Fees Incurred
Direxion Monthly S&P 500® Bull 2X Fund	$68,671
Direxion Monthly S&P 500® Bear 2X Fund	$64,172
Direxion Monthly Dollar Bull 2.5X Fund	$16,229
Direxion Monthly Dollar Bear 2X Fund	$33,476
Direxion Monthly NASDAQ-100® Bull 2X Fund	$52,926
Direxion Monthly NASDAQ-100® Bear 2X Fund	$26,703
Direxion Monthly Latin America Bull 2X Fund	$304,387

Fund (Investor Class)	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Direxion Monthly S&P 500® Bull 2X Fund	$4,855	$0	$2,575	$16,982	$35,585	$8,673
Direxion Monthly S&P 500® Bear 2X Fund	$6,122	$0	$3,067	$4,094	$39,023	$11,865
Direxion Monthly Dollar Bull 2.5X Fund	$1,560	$0	$719	$1,762	$9,220	$2,968
Direxion Monthly Dollar Bear 2X Fund	$2,558	$0	$1,547	$4,737	$19,148	$5,487
Direxion Monthly NASDAQ-100® Bull 2X Fund	$4,763	$0	$2,699	$1,535	$34,285	$9,643
Direxion Monthly NASDAQ-100® Bear 2X Fund	$2,521	$0	$1,354	$494	$17,338	$4,996
Direxion Monthly Latin America Bull 2X Fund	$24,321	$0	$16,011	$17,411	$189,755	$56,890

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 5 Times Square, New York, New York 10036 is the independent registered public accounting firm for the Trust.  The Financial Statements of the Funds for the fiscal years ended August 31, 2009 and April 30, 2009 have been audited by E&Y and are incorporated by reference herein, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE, and Bond Market for the High Yield Funds and the 10 Year Note Funds, is open for business (“Business Day”).  The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Money Market Fund. It is the policy of the Money Market Fund to attempt to maintain a constant price per share of $1.00.  There can be no assurance that a $1.00 NAV per share will be maintained.  The portfolio instruments held by the Money Market Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value.  Such fluctuations generally are in response to changes in interest rates.  Use of the amortized cost valuation method requires the Money Market Fund to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks.  The Money Market Fund may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by any two nationally recognized statistical rating organizations (“NRSROs”).

Rule 2a-7 requires the Trustees to establish procedures reasonably designed to stabilize the NAV per share as computed for purposes of distribution and redemption.  The Board’s procedures include monitoring the relationship between the amortized cost value per share and a NAV per share based upon available indications of market value.  The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5% between the two methods.  The Board will take any steps they consider appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Each Fund other than the Money Market Fund. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued.  If no sale is reported at that time, the mean of the last bid and asked prices is used.  Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices’ in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.

If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked prices will be used.  All equity securities that are not traded on a listed exchange held by a Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used.  Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.

For purposes of determining NAV per share of a Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on exchanges where the options are traded.  If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Non-exchange traded options are valued at the mean between the last bid and asked quotations.

The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency.

Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board.  Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by the Fund’s pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust.  The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations.  The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of a Fund are valued at fair value.

For purposes of calculating their daily NAV, a Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”).  However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions.  Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security.  Thus, a Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

REDEMPTIONS

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines NAV.  The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.  A redemption in-kind is not as liquid as a cash redemption.  If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.  Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem shares of a Fund by telephone.  When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption.  For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days).  To avoid redemption delays, purchases should be made by direct wire transfer.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•
Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•
The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges.  Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.

Anti-Money Laundering

A Fund is required to comply with various federal anti-money laundering laws and regulations.  Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to a Fund’s Customer Identification Program, a Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectuses and below.  Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.  Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time.  In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER AND OTHER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each series of each Fund have equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote.  Share voting rights are not cumulative, and shares have no preemptive or conversion rights.  Shares are not transferable.  As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in a Trust’s or a Fund’s operation and for the election of Trustees under certain circumstances.  Trustees may be removed by the Trustees or by shareholders at a special meeting.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.

The Trust has entered into a licensing agreement with The McGraw-Hill Companies, Inc. to permit the use of certain servicemarks in connection with its registration statement and other materials.  “Standard & Poor’s®,” “S&P®,” “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc.  The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

As stated in the Prospectus, the Money Market Fund ordinarily declares dividends daily from its net investment income and distributes them monthly, whereas each other Fund distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends and accrued interest and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share.  Each Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes or, in the case of the Money Market Fund, to maintain its NAV per share at $1.00.  Each Fund, other than the Money Market Fund, may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof.  The Trustees may revise this dividend policy, or postpone the payment of dividends, if a Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.

Taxes

Taxation of Shareholders. Dividends the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), a Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute “qualified dividend income” (described in the Prospectus) (“QDI”), regardless of whether the dividends are reinvested in Fund shares or received in cash.  Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.

A shareholder’s sale (redemption) of Fund shares (other than the Money Market Fund) may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares.  An exchange of Fund shares for shares of another Fund generally will have similar consequences.  If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of Chapter 1 of  Subtitle A of the Code (“RIC”).  If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income -- generally consisting of net investment income, (including distributions of net short-term capital gain) and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid -- and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements.  For each Fund, these requirements include the following:  (1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”).  The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement (“Qualifying Income”).

Although each Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so.  The investment by a Fund, other than the Money Market Fund, primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements.  There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation the Funds use, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of one or more Funds.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is QDI, which is subject to a maximum federal income tax rate of 15% for individuals) to the extent of the Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Excise Tax.  Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Each Fund, other than the Money Market Fund, may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Derivatives Strategies.  The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income.  Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.

Some futures contracts (other than “securities futures contracts,” as defined in Code section 1234B(c)), foreign currency contracts, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”).  Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.  If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto.  If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Income from Zero-Coupon and Payment-in-Kind Securities.  A Fund may acquire zero-coupon or other securities (such as strips and delayed interest securities) issued with OID.  As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds.  No attempt is made to present a complete explanation of the federal tax treatment of the Funds’ activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.

Capital Loss Carryovers.  As of August 31, 2009, the following Funds had capital loss carryovers on a tax basis in the respective amounts, expiring in the indicated taxable years shown below:

	8/31/2010	8/31/2011	8/31/2012	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	Total

Direxion Monthly Small Cap Bull 2X Fund	$1,488,166	$12,679,111	$ —	$ —	$ —	$ —	$310,769	$ —	$14,478,046
Direxion Monthly Small Cap Bear 2X Fund	$ —	$ —	$ 8,346,590	$ 4,667,388	$ 883,969	$ 5,310,686	$6,570,886	$ —	$25,779,519
Direxion Monthly Commodity Bull 2X Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$11,546,296	$11,546,296
Direxion Monthly China Bull 2X Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$2,021,089	$2,021,089
Direxion Monthly 10 Year Note Bull 2X Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Direxion Monthly 10 Year Note Bear 2X Fund	$ —	$ —	$ —	$ —	$ —	$ 88,219	$1,941,340	$2,717,991	$4,747,550
Direxion Monthly Developed Markets Bull 2X Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$1,861,196	$1,861,196
Direxion Monthly Developed Markets Bear 2X Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Direxion Monthly Emerging Markets Bull 2X Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$8,991,887	$8,991,887
Direxion Monthly Emerging Markets Bear 2X Fund	$ —	$ —	$ —	$ —	$ —	$ —	$10,754,148	$ —	$10,754,148
Dynamic HY Bond Fund	$ —	$ —	$ —	$ —	$ 805,553	$ —	$ —	$4,586,504	$5,392,057
HY Bear Fund	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
U.S. Government Money Market Fund	$ 1,619	$ 377	$ —	$ 189	$ 356	$ 82	$ —	$ —	$2,623

To the extent a Fund listed above realizes future net capital gains, those gains will be offset by any unused capital loss carryover(s).

FINANCIAL STATEMENTS

The financial statements for the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Direxion Monthly Developed Markets Bull 2X Fund, Direxion Monthly Developed Markets Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Emerging Markets Bear 2X Fund, Direxion Monthly China Bull 2X fund, Dynamic HY Bond Fund, HY Bear Fund and Money Market Fund for the fiscal year ended August 31, 2009, are incorporated herein by reference to the Funds’ Annual Report to Shareholders dated August 31, 2009.

The financial statements for the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Dollar Bull 2X Fund, Direxion Monthly Dollar Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, NASDAQ-100® 2X Bear Fund and Direxion Monthly Latin America Bull 2X are incorporated herein by reference to the Funds’ Annual Report to Shareholders dated April 30, 2009.

To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds.  Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard and Poor’s – Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Direxion Funds
Direxion Insurance Trust
Proxy Voting Policies and Procedures

Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues.  With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds and the Direxion Insurance Trust (collectively, the “Trust”).  ISS prepares custom research and votes per their recommendation.  If we agree with their recommendation, no action is required.  However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.

I.	Duty to Vote Proxies

Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.

To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations.  Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.

II.	Guidelines for Voting Proxies

Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as    outlined below.  Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation.  Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.

III.	Review and Compliance

It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank.  Reports are verified monthly through ISS’s Votex website.  ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year.  US Bank files the NP-X with the SEC on the Trust’s behalf.  These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.

Below is a summary outlining ISS’s US Proxy Voting Guidelines.

1. Auditors
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:
• An auditor has a financial interest in or association with the company, and is therefore not independent;
• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
• Fees for non-audit services are excessive.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
• Composition of the board and key board committees;
• Attendance at board and committee meetings;
• Corporate governance provisions and takeover activity;
• Disclosures under Section 404 of the Sarbanes-Oxley Act;
• Long-term company performance relative to a market and peer index;
• Extent of the director’s investment in the company;
• Existence of related party transactions;
• Whether the chairman is also serving as CEO;
• Whether a retired CEO sits on the board;
• Number of outside boards at which a director serves.

B-1

WITHHOLD from individual directors who:
• Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
• Sit on more than six public company boards;
• Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:
• The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

• The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

• The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
• The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
• The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
• At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
• A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group.

WITHHOLD from inside directors and affiliated outside directors when:
• The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
• The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
• The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
• The non-audit fees paid to the auditor are excessive;

• A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
• There is a negative correlation between chief executive pay and company performance;
• The company fails to submit one-time transfers of stock options to a shareholder vote;
• The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
• The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

• Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

• Two-thirds independent board;
• All-independent key committees;
• Established governance guidelines;
• The company does not under-perform its peers.

B-2

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
• Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
• The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
• The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
• An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

• The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
• Long-term financial performance of the target company relative to its industry;
• Management’s track record;
• Background to the proxy contest;
• Qualifications of director nominees (both slates);
• Strategic plan of dissident slate and quality of critique against management;
• Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
• Shareholders have approved the adoption of the plan; or

• The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the
     “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
• No lower than a 20 percent trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B-3

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
For mergers and acquisitions, evaluate the proposed transaction based on these factors:
• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
• Market reaction - How has the market responded to the proposed deal?
• Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
• Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

• Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits the repricing of stock options without prior shareholder approval;
• There is a disconnect between CEO pay and the company’s performance;
• The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
• The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:
• Stock ownership guidelines with a minimum of three times the annual cash retainer.
• Vesting schedule or mandatory holding/deferral period:

B-4

- A minimum vesting of three years for stock options or restricted stock; or
- Deferred stock payable at the end of a three-year deferral period.
• A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
• No retirement/benefits and perquisites for non-employee directors; and
• A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
• Purchase price is at least 85 percent of fair market value;
• Offering period is 27 months or less; and
• The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:
• Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
• Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
• No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-
pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
• A trigger beyond the control of management;
• The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

• Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
• The company is conducting animal testing programs that are unnecessary or not required by regulation;
• The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
• The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
• The existing level of disclosure on pricing policies;
• Deviation from established industry pricing norms;
• The company’s existing initiatives to provide its products to needy consumers;
• Whether the proposal focuses on specific products or geographic regions.

B-5

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
• New legislation is adopted allowing development and drilling in the ANWR region;
• The company intends to pursue operations in the ANWR; and
• The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
• The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
• The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
• The company does not maintain operations in Kyoto signatory markets;
• The company already evaluates and substantially discloses such information; or,
• Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

B-6

Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.
10. Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
• Past performance as a closed-end fund;
• Market in which the fund invests;
• Measures taken by the board to address the discount; and
• Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
• Performance of the fund’s net asset value;
• The fund’s history of shareholder relations;
• The performance of other funds under the advisor’s management.

B-7

DIREXION FUNDS
PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)	(i)
Declaration of Trust dated June 3, 1997 is herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on June 6, 1997.

(ii)
Amendment to the Declaration of Trust dated April 5, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed with the SEC on May 1, 2006.

(b)		By-Laws dated June 3, 1997 are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the SEC on June 6, 1997.

(c)		Voting trust agreement – None.

(d)	(i)(A)	Form of Investment Advisory Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC on September 18, 1997.

(i)(B)
Amendment to Schedule A of the Investment Advisory Agreement is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

(ii)(A)(I)
Form of Subadvisory Agreement between Flexible Plan Investments, Ltd. and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 21 to the Trust’s Registration Statement filed with the SEC on January 12, 2004.

(ii)(A)(II)
Amendment to Schedule A of the Subadvisory Agreement dated January 23, 2006 between Flexible Plan Investments, Ltd. and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 62 to the Trust’s Registration Statement filed  with the SEC on January 20, 2006.

(ii)(B)
Form of Subadvisory Agreement between Hundredfold Advisors and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on September 1, 2004.

(ii)(C)
Form of Subadvisory Agreement between Horizon Capital Management Inc. and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 33 to the Trust’s Registration Statement filed with the SEC on September 2, 2004.

(ii)(D)
Form of Subadvisory Agreement between Portfolio Strategies, Inc. and Rafferty Asset Management, LLC dated April 1, 2005 is herein incorporated by reference from Post-Effective Amendment No. 46 to the Trust’s Registration Statement filed with the SEC on March 31, 2005.

(ii)(E)
Form of Subadvisory Agreement between Wilshire Associates, Inc. and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

1

(e)	(i)
Amended and Restated Distribution Agreement between Direxion Funds and Rafferty Capital Markets, Inc. is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(ii)
Amendment to Schedule A and Schedule B of the Amendment and Restated Distribution Agreement between Direxion Funds and Rafferty Capital Markets, Inc. is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

	(ii)	Form of Dealer Agreement is herein incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed with the SEC on November 17, 1999.

(f)		Bonus, profit sharing contracts – None.

(g)	(i)	Custody Agreement dated November 2, 2007 is herein incorporated by reference from Post-Effective Amendment No. 85 to the Trust’s Registration Statement filed with the SEC on December 24, 2008.

	(ii)	Amendment to Exhibit C to the Custody Agreement is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

(h)	(i)(A)	Transfer Agent Agreement is herein incorporated by reference from Post-Effective Amendment No. 50 to the Trust’s Registration Statement filed with the SEC on February 16, 2004.

(i)(B)
Addendum to Exhibit A to the Transfer Agent Agreement is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

(ii)(A)
Fund Accounting Servicing Agreement dated March 3, 2006 is herein incorporated by reference from Post-Effective Amendment No. 85 to the Trust’s Registration Statement filed with the SEC on December 24, 2008.

(ii)(B)
Amendment to Exhibit A to the Fund Accounting Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

	(iii)(A)	Fund Administration Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 50 to the Trust’s Registration Statement filed with the SEC on February 16, 2004.

(iii)(B)
Amendment to Exhibit A to the Fund Administration Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

	(iv)(A)	Fulfillment Servicing Agreement is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC September 18, 1997.

(iv)(B)
Amendment to Exhibit A of the Fulfillment Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed with the SEC on May 1, 2006.

	(v)(A)	Form of Operating Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 93 to the Trust’s Registration Statement filed with the SEC on July 2, 2009.

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(v)(B)
Amendment to Schedule A of the Operating Services Agreement is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

(i)		Opinion and consent of counsel – filed herewith.

(j)	(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.

	(ii)(A)	Power of Attorney form dated August 22, 2002 is herein incorporated by reference from Post-Effective Amendment No. 50 to the Trust’s Registration Statement filed with the SEC on June 28, 2005.

	(ii)(B)	Power of Attorney form dated April 4, 2007 is herein incorporated by reference from Post-Effective Amendment No. 71 to the Trust’s Registration Statement filed with the SEC on June 8, 2007.

(k)		Financial Statements omitted from prospectus – None.

(l)		Letter of Investment Intent dated September 2, 1997 filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on September 18, 1997.

(m)	(i)(A)
Investor Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

(i)(B)
Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

(ii)(A)
Service Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from the Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

(ii)(B)
Amendment to Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(iii)(A)
Investor and Institutional Class Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

(iii)(B)
Amendment to Schedule A of the Investor and Institutional Class Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

(n)	(i)(A)
Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(o)		Reserved.

(p)	(i)(A)	Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement filed with the SEC on December 31, 2003.

	(i)(B)	Code of Ethics of Flexible Plan Investments, Ltd. is herein incorporated by reference from Post-Effective Amendment No. 21 to the Trust’s Registration Statement filed with the SEC on January 12, 2004.

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(i)(C)
Code of Ethics of Hundredfold Investors, LLC dated June 15, 2004 is herein incorporated by reference from Post-Effective Amendment No. 32 to the Trust’s Registration Statement filed with the SEC on September 1, 2004.

(i)(D)
Code of Ethics of Horizon Capital Management, Inc. dated August 15, 2004 is herein incorporated by reference from Post-Effective Amendment No. 33 to the Trust’s Registration Statement filed with the SEC on September 2, 2004.

(i)(E)
Code of Ethics of the Direxion (formerly, Potomac) Funds, Direxion (formerly, Potomac) Insurance Trust and Rafferty Asset Management, LLC dated November 9, 2004 is herein incorporated by reference from Post-Effective Amendment No. 37 to the Trust’s Registration Statement filed with the SEC on December 1, 2004.

(i)(F)	Code of Ethics of Portfolio Strategies, Inc. is herein incorporated by reference from Post-Effective Amendment No. 46 to the Trust’s Registration Statement filed with the SEC on March 31, 2005.

(i)(G)	Code of Ethics of Wilshire Associates, Inc. is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(i)(H)	Code of Ethics of IPOX® Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 99 to the Trust’s Registration Statement filed with the SEC on December 23, 2009.

Item 24.  Persons Controlled by or Under Common Control with Registrant

 None.

Item 25.  Indemnification

 Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)           Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

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(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)
in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)           Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)	such Covered Person shall have provided appropriate security for such undertaking,

(ii)	the Trust is insured against losses arising out of any such advance payments, or

(iii)
either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26.  Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 33 Whitehall Street, 10th Floor, New York, New York 10004, offers investment advisory services.  Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-54679).

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Portfolio Strategies, Inc. (“PSI”), 1102 Broadway, #302, Tacoma, Washington 98402, offers investment advisory services.  Information as to the officers and directors of PSI is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-18475).

Flexible Plan Investments, Ltd. (“Flexible Plan”), 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302, offers investment advisory services.  Information as to the officers and directors of Flexible Plan is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-21073).

Hundredfold Advisors (“Hundredfold”), 2940 N. Lynnhaven Road, Suite 210A, Virginia Beach, VA 23452, offers investment advisory services.  Information as to the officers and directors of Hundredfold is included in its current Form ADV filed with the Securities and Exchange Commission. (Registration Number 801-63226).

Horizon Capital Management, Inc. (“HCM”), 141 Ridgeway Drive, Suite 203, Lafayette, LA 70503, offers investment advisory services.  Information as to the officers and directors of HCM is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-26038).

Wilshire Associates, Inc. (“Wilshire”) 1299 Ocean Avenue Suite 700, Santa Monica, CA 90401, offers investment advisory services.  Information as to the officers and directors of Wilshire is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-36233).

IPOX® Capital (“IPOX”) 41 West Jackson Boulevard, Suite 1340A, Chicago, Illinois, 60604-2991, offers investment advisory services.  Information as to the officers and directors of IPOX is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-70729).

Item 27.  Principal Underwriter

(a) Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Leuthold Funds, Marketocracy Funds and Aegis Funds.

(b) The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	Chairman of the Board of Trustees

Stephen P. Sprague	Chief Financial Officer	Treasurer and Controller

The principal business address of each of the persons listed above is 59 Hilton Avenue, Garden City, New York 11530.

Item 28.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Direxion Funds’ investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 29.  Management Services

 Not applicable.

Item 30.  Undertakings

 Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 100 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 100 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on December 29, 2009.

DIREXION FUNDS

By:  /s/ Daniel D. O’Neill
  Daniel D. O’Neill
  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 100 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lawrence C. Rafferty*	Chairman of the Board	December 29, 2009
Lawrence C. Rafferty

/s/ Daniel J. Byrne*	Trustee	December 29, 2009
Daniel J. Byrne

/s/ Gerald E. Shanley III*	Trustee	December 29, 2009
Gerald E. Shanley III

/s/ John Weisser*	Trustee	December 29, 2009
John Weisser

/s/ Guy Talarico	Principal Financial	December 29, 2009
Guy Talarico	Officer and Treasurer

/s/ Daniel D. O’Neill	President and Principal	December 29, 2009
Daniel D. O’Neill	Executive Officer

*By: /s/ Daniel D. O’Neill
Daniel D. O’Neill, President and Attorney- In Fact

INDEX TO EXHIBITS

Exhibit Number	Description

(i)	Opinion and consent of counsel

(j)(i)	Consent of Independent Registered Public Accounting Firm